UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22781

Goldman Sachs Trust II

(Exact name of registrant as specified in charter)

200 West Street

15th Floor

New York, New York 10282

(Address of principal executive offices) (Zip code)

Copies to:
Caroline Kraus	Stephen H. Bier, Esq.
Goldman Sachs & Co. LLC	Dechert LLP
200 West Street	1095 Avenue of the Americas
New York, New York 10282	New York, NY 10036

(Name and address of agents for service)

Registrant’s telephone number, including area code: (212) 902-1000

Date of fiscal year end: October 31

Date of reporting period: October 31, 2021

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Annual Report to Shareholders is filed herewith.

Goldman Sachs Funds

Annual Report	October 31, 2021

Active Equity Multi-Manager Funds
Multi-Manager International Equity
Multi-Manager U.S. Small Cap Equity

Active Equity Multi-Manager Funds

∎	MULTI-MANAGER INTERNATIONAL EQUITY

∎	MULTI-MANAGER U.S. SMALL CAP EQUITY

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

MARKET REVIEW

Active Equity Multi-Manager Funds

Market Review

The capital markets produced strongly positive returns during the Reporting Period, driven by an economic rebound from the depths of the COVID-19 pandemic as well as by continued historic fiscal stimulus and ongoing accommodative monetary policies from central banks and governments around the world.

In the global equity markets, the Reporting Period started off on a strong note, with the MSCI All Country World Index (“MSCI ACWI”) Investable Market Index gaining approximately 18% in November and December 2020 overall. During those two months, global equities advanced on news that highly effective COVID-19 vaccines had been produced and would soon roll out to the public. Also, the U.S. saw the election of a new President, removing some political uncertainty. Moving into 2021, global equity markets continued to perform well. In the first and second calendar quarters, global equities, as represented by the MSCI ACWI Investable Market Index, rose approximately 5% and 7%, respectively. The MSCI ACWI Investable Market Index fell back slightly in the third quarter, declining about 1%, and then rebounded about 5% during October to finish the Reporting Period with a gain of approximately 38% overall. Volatility was generally low during the Reporting Period as a whole, driven by the ebb and flow of COVID-19 cases as well as by market reaction to fiscal and monetary stimulus. Fiscal stimulus remained robust, with the U.S. federal government authorizing in March 2021 $1.9 trillion of additional COVID-19 relief spending and investors anticipating further spending for infrastructure and social programs. As for monetary policy, the U.S. Federal Reserve (the “Fed”) kept short-term interest rates near historic lows during the Reporting Period. Fed policymakers also signaled they might soon begin tapering the Fed’s asset purchase program and could later raise interest rates, which led to modest short-term market volatility, mainly among information technology stocks and other long-duration growth stocks that generally benefit from a low rate environment. (Long-duration stocks are those that tend to deliver a higher proportion of their cash flows in the distant future.) Although growth stocks advanced during the Reporting Period, they lagged value stocks, which did comparatively better amid the cyclical economic recovery from the COVID-19 crisis. Energy and financials stocks were particularly strong, as demand for energy rebounded sharply and supply constraints drove prices higher, especially in the latter part of the Reporting Period. Demand for physical goods was robust and supply chains were strained, contributing to an annualized inflation rate of 6.2% — the highest since November 1990. Concerns about inflation and corresponding wage increases weighed on market sentiment, as many investors focused on the Fed’s monetary policy, but in the end, these pressures did not keep the markets from trending higher. During the Reporting Period overall, developed markets equities were especially strong, with U.S. stock returns edging out those of developed European and Asian equities. The performance of emerging markets stocks was also robust, though more muted than that of developed market stocks, mainly due to a decline in the Chinese equity market. Worries about China’s economic growth, the strength of corporate balance sheets and the increasing involvement of the Chinese government in the private sector dampened investor sentiment.

Credit markets broadly rallied during the Reporting Period amid positive news about the effectiveness of COVID-19 vaccines and the conclusion of U.S. elections. They were further supported by robust global economic growth, health of the consumer balance sheet, additional fiscal and monetary stimulus, improving investor sentiment and strong company financial results. That said, credit markets experienced some measure of volatility during the Reporting Period due to the waning effects of fiscal and monetary stimulus, investors’ worries about inflation and disruptions to the global supply chain. High yield corporate bonds outperformed all other fixed income sectors during the Reporting Period, driven by lower-rated credits — particularly CCC-rated bonds — and the energy sector, which benefited from rising commodity prices In this environment, high yield credit spreads tightened, and yields within the broad high yield corporate bond market compressed. (Credit spreads are yield differentials between corporate bonds and U.S. Treasury securities of comparable maturity.) Leveraged loans, especially lower-rated loans, also performed strongly, fueled by robust investor demand for floating rate assets as well as declining default rate expectations. Within the emerging markets, U.S. dollar-denominated debt outperformed local currency-denominated debt due to the strength of the U.S. dollar. The U.S. dollar was supported during the Reporting Period by strong U.S. economic growth and higher U.S. interest rates. As for investment grade corporate bonds, they lagged these fixed income sectors, primarily because of their longer duration profile as U.S. interest rates rose. (Duration is a measure of bonds’ sensitivity to changes in interest rates.) However, investment grade credit spreads remained near historical tights during the Reporting Period because of robust investor demand for investment grade corporate bonds.

MARKET REVIEW

Looking Ahead

At the end of the Reporting Period, we believed inflation, its effects on central bank monetary policy and the potential for additional fiscal stimulus were major items to watch in the short to medium term. The debate over whether recent higher inflation would be transitory or more structural was likely to continue, in our view, with important ramifications for Fed monetary policy and interest rates. Additionally, key initiatives for physical infrastructure and social programs were pending in the U.S. Congress, with the potential for historic levels of additional simulative spending. (In November 2021, after the end of the Reporting Period, a bipartisan infrastructure bill totaling approximately $1 trillion was passed by Congress and signed into law by the President.) Although such spending was likely to affect the U.S. deficit and national debt, we believed the capital markets would digest the impact. Lastly, while COVID-19 cases were broadly trending lower at the end of the Reporting Period amid higher vaccination rates, we expected the market to remain mindful of the pandemic, especially the potential for new variants, which, among other factors, could cause medical caseloads to grow once again.

PORTFOLIO RESULTS

Multi-Manager International Equity Fund

Investment Objective

The Fund seeks to provide long-term capital growth.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Alternative Investments & Manager Selection (“AIMS”) Group discusses the Multi-Manager International Equity Fund’s (the “Fund”) performance and positioning for the 12-month period ended October 31, 2021 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class P Shares generated an average annual total return of 39.46%. This return compares to the 34.18% average annual total return of the Fund’s benchmark, the MSCI Europe, Australasia and Far East (“EAFE”) Index (Net, USD, Unhedged) (the “MSCI EAFE Index”), during the same time period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund uses a multi-manager approach and generally seeks to achieve its investment objective by dynamically allocating its assets among unaffiliated investment managers (“Underlying Managers”) that employ an international equity investment strategy. The AIMS Group is responsible for making recommendations with respect to hiring, terminating or replacing the Fund’s Underlying Managers as well as for determining the Fund’s asset allocations. The AIMS Group applies a multifaceted process with respect to manager due diligence, portfolio construction and risk management.

During the Reporting Period, the Fund generated a positive absolute return and outperformed the Index on a relative basis. The relative outperformance can be attributed to the performance of the Fund’s Underlying Managers overall. At various points during the Reporting Period, the Fund allocated capital to four Underlying Managers as part of its top-level strategy allocation — Causeway Capital Management LLC (“Causeway”), Lazard Asset Management LLC (“Lazard”), Massachusetts Financial Services Company doing business as MFS Investment Management (“MFS”) and WCM Investment Management (“WCM”).

Of the three Underlying Managers with allocated capital during the entire Reporting Period, all three generated positive absolute returns during the Reporting Period. Lazard generated a negative absolute return from May 26, 2021, when it was allocated capital as an Underlying Manager of the Fund, to the end of the Reporting Period. On a relative basis, growth-oriented Underlying Manager WCM, value-oriented Causeway and core-oriented MFS outperformed their respective benchmark indices. Core-oriented Lazard underperformed its benchmark index between May 26, 2021 and the end of the Reporting Period.

Q	Which international equity strategies most significantly affected Fund performance?

A	Growth-oriented Underlying Manager WCM outperformed its benchmark index, the MSCI ACWI ex-USA Index, during the Reporting Period, driven by strong security selection within the information technology and health care sectors.

Value-oriented Underlying Manager Causeway outperformed its benchmark index, the MSCI EAFE Index, because of strong stock selection in financials and industrials. These positive results were slightly offset by weak stock selection in information technology and health care, which detracted from relative performance.

Core-oriented Underlying Manager MFS outperformed the MSCI EAFE Index, its benchmark index, due in part to strong stock selection in the consumer discretionary sector. On a regional basis, an underweight to and stock selection in Japan also benefited relative performance.

Lazard, the other core-oriented Underlying Manager, underperformed its benchmark index, the MSCI EAFE Index, between May 26, 2021 and the end of the Reporting Period. These negative results were due primarily to poor stock selection within the consumer discretionary and health care sectors. Regionally, stock selection in continental Europe and an allocation to the emerging markets also detracted from relative returns. On the positive side, stock selection within financials and an allocation to North America added to relative performance.

PORTFOLIO RESULTS

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund used forward foreign currency exchange contracts during the Reporting Period to take positions in select non-U.S. markets. Rights were employed to give the Fund the opportunity, but not the obligation, to buy additional shares of specific stocks at a discount. The use of forward foreign currency exchange contracts had a negative impact on the Fund’s performance during the Reporting Period, while the use of rights had a positive impact.

Q	Were there any notable changes in the Fund’s allocations during the Reporting Period?

A	In May 2021, we added Lazard as an Underlying Manager of the Fund. Lazard seeks to generate strong relative returns over a full market cycle by investing in companies with strong and/or improving financial productivity at attractive valuations. As a core-oriented manager, Lazard may help us to stabilize the Fund’s investment style exposures. We also believe Lazard may give us greater flexibility in balancing the Fund’s growth and value styles while helping us manage the Fund’s beta profile. (Beta refers to the component of the returns that is attributable market risk exposure, rather than manager skill.) Finally, we believe the addition of Lazard should help keep the Fund’s sector positioning closer to that of the MSCI EAFE Index.

At the beginning of the Reporting Period, the Fund’s assets were allocated approximately 40% to MFS, 39% to Causeway and 20% to WCM. The remainder of the Fund’s assets were invested in cash and cash equivalents. At the end of the Reporting Period, the Fund’s assets were allocated approximately 30% to MFS, 29% to Causeway, 20% to WCM and 20% to Lazard, with the remainder invested in cash and cash equivalents.

Q	What is the Fund’s tactical view and strategy for the months ahead?

A	At the end of the Reporting Period, the Fund was overweight versus the Index in the information technology, health care and industrials sectors. It was underweight communication services, real estate, materials, financials and consumer staples sectors and was neutral in the consumer discretionary, utilities and energy sectors. On a regional basis, the Fund was significantly underweight developed Asia, while maintaining out-of-benchmark exposure to the emerging markets and Canada. In terms of market capitalization, the Fund was overweight relative to the MSCI EAFE Index at the end of the Reporting Period in large-and mega-cap stocks and maintained underweight positions in small- and mid-cap stocks. Additionally, the Fund had a cash position, including the cash held by Underlying Managers, of approximately 3% at the end of the Reporting Period.

We intend to continue to position the Fund in alignment with our longer-term strategic views within the international equity complex. We further intend to continue to monitor allocations and Underlying Manager performance as we seek to generate long-term capital growth.

FUND BASICS

Multi-Manager International Equity Fund

as of October 31, 2021

TOP TEN EQUITY HOLDINGS AS OF 10/31/21[1]

Holding	% of Net Assets	Line of Business

Nestle SA	1.7%	Food Products

Pernod Ricard SA	1.6	Beverages

Roche Holding AG	1.6	Pharmaceuticals

SAP SE	1.6	Software

Amadeus IT Group SA	1.5	IT Services

RELX PLC	1.5	Professional Services

Rolls-Royce Holdings PLC	1.4	Aerospace & Defense

Sanofi	1.4	Pharmaceuticals

LVMH Moet Hennessy Louis Vuitton SE	1.4	Textiles, Apparel & Luxury Goods

AIA Group Ltd.	1.3	Insurance

[1]	The top 10 holdings may not be representative of the Fund’s future investments. The top ten holdings exclude holdings of money market funds.

FUND VS. BENCHMARK SECTOR ALLOCATIONS (%)[2]

As of October 31, 2021

[2]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using the Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

MULTI-MANAGER INTERNATIONAL EQUITY FUND

Performance Summary

October 31, 2021

The following graph shows the value, as of October 31, 2021, of a $1,000,000 investment made on July 31, 2015 (commencement of operations) in Class P Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the MSCI® EAFE® Index (Net, USD, Unhedged) is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Multi-Manager International Equity Fund’s Lifetime Performance

Performance of a $1,000,000 investment, with distributions reinvested, from July 31, 2015 through October 31, 2021.

Average Annual Total Return through October 31, 2021*	One Year	Five Years	Since Inception
Class P (Commenced July 31, 2015)	39.46%	12.71%	9.03%

*	Because Class P Shares does not involve a sales charge, such a charge is not applied to its Average Annual Total Return.

PORTFOLIO RESULTS

Multi-Manager U.S. Small Cap Equity Fund

Investment Objective

The Fund seeks to provide long-term capital growth.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Alternative Investments & Manager Selection (“AIMS”) Group discusses the Multi-Manager U.S. Small Cap Equity Fund’s (the “Fund”) performance and positioning for the 12-month period ended October 31, 2021 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class P Shares generated an average annual total return of 44.07%. This return compares to the 50.80% average annual total return of the Fund’s benchmark, the Russell 2000® Total Return Index (the “Index”), during the same time period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund uses a multi-manager approach and generally seeks to achieve its investment objective by dynamically allocating its assets among unaffiliated investment managers (“Underlying Managers”) that employ a small-cap equity investment strategy. The AIMS Group is responsible for making recommendations with respect to hiring, terminating or replacing the Fund’s Underlying Managers as well as for determining the Fund’s asset allocations. The AIMS Group applies a multifaceted process with respect to manager due diligence, portfolio construction and risk management.

During the Reporting Period, the Fund generated a positive absolute return but underperformed the Index on a relative basis. The relative underperformance can be attributed to the performance of the Fund’s Underlying Managers overall. At various points during the Reporting Period, the Fund allocated capital to five Underlying Managers, one of which managed two strategies, as part of its top-level strategy allocation — Boston Partners Global Investors (“Boston Partners”), Brown Advisory, LLC (“Brown Advisory”), QMA LLC (“QMA”) and Victory Capital Management, Inc. (“Victory RS” and “Victory Sycamore”).

Of the three Underlying Managers with allocated capital during the entire Reporting Period, all three generated positive absolute returns during the Reporting Period. Victory Sycamore generated a positive absolute return from June 3, 2021, when it was allocated capital as an Underlying Manager of the Fund, to the end of the Reporting Period. QMA generated a positive absolute return from the beginning of the Reporting Period until June 24, 2021, when it was removed as an Underlying Manager of the Fund.

On a relative basis, value-oriented Underlying Manager Boston Partners, growth-oriented Underlying Manager Brown Advisory and growth-oriented Underlying Manager Victory RS underperformed their respective benchmark indices. Value-oriented Underlying Manager Victory Sycamore outperformed its benchmark index between June 3, 2021 and the end of the Reporting Period. Core-oriented Underlying Manager QMA slightly underperformed its benchmark index between the start of the Reporting Period and June 24, 2021, when it was removed as an Underlying Manager of the Fund.

Q	Which small-cap equity strategies most significantly affected Fund performance?

A	Growth-oriented Underlying Manager Brown Advisory underperformed its benchmark index, the Russell 2000® Growth Index, during the Reporting Period. Stock selection in the industrials and consumer discretionary sectors detracted most from relative returns. These negative results were offset slightly by stock selection in the health care sector and a lack of exposure to the utilities sector, both of which contributed positively.

Victory RS, the other growth-oriented Underlying Manager, significantly underperformed its benchmark index, the Russell 2000® Growth Index, primarily because of stock selection in the health care sector, especially within the biotechnology industry. Stock selection in information technology and communication services also detracted from relative results. Within information technology, strong stock selection in semiconductors and semiconductor equipment

PORTFOLIO RESULTS

was more than offset by weak stock selection in software. The only meaningful positive contributor during the Reporting Period was stock selection in the consumer staples sector.

Value-oriented Underlying Manager Boston Partners underperformed its benchmark index, the Russell 2000® Value Index, during the Reporting Period, due to weak stock selection in the consumer discretionary and energy sectors.

Victory Sycamore, the other value-oriented Underlying Manager, outperformed its benchmark index, the Russell 2000® Value Index, between June 3, 2021, when it was allocated capital, and the end of the Reporting Period. Strong stock selection in the health care and consumer discretionary sectors added to relative returns.

Core-oriented Underlying Manager QMA modestly underperformed the Russell 2000® Index from the beginning of the Reporting Period to June 24, 2021, when it was removed as an Underlying Manager of the Fund. The negative results were largely the result of QMA’s exposure to the value factor, though this was largely offset by positive contributions from quality and growth factors.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, the Fund used equity futures to manage its market exposure. The use of equity futures had a positive impact on the Fund’s performance during the Reporting Period.

Q	Were there any notable changes in the Fund’s allocations during the Reporting Period?

A	In June 2021, we removed QMA as an Underlying Manager of the Fund based on our concerns about turnover among senior investment personnel. We reallocated the capital to Victory Sycamore, which we had added as a Underlying Manager in May 2021. Victory Sycamore provides a fundamental, value-oriented strategy with what we consider to be a reasonably low historical excess return correlation and holdings that overlap with the Fund’s other strategies. In our opinion, Victory Sycamore may improve the Fund’s performance while providing us with greater flexibility to pivot the Fund through market cycles.

At the beginning of the Reporting Period, the Fund’s assets were allocated approximately 30% to Boston Partners, 29% to QMA, 25% to Brown Advisory and 15% to Victory RS, with the remainder invested in cash and cash equivalents. At the end of the Reporting Period, the Fund’s assets were allocated approximately 32% to Brown Advisory, 29% to Boston Partners, 24% to Victory Sycamore and 14% to Victory RS, with the remainder invested in cash and cash equivalents.

Q	What is the Fund’s tactical view and strategy for the months ahead?

A	At the end of the Reporting Period, the Fund was positioned to be overweight relative to the Index in the industrials, materials, consumer staples and information technology sectors. It was underweight health care (mostly biotechnology), real estate, financials and utilities sectors. It was neutral in the consumer discretionary and communication services sectors. In terms of market capitalization, the Fund maintained a slight small/mid-cap bias relative to the Index, driven predominantly by Underlying Manager Brown Advisory.

We intend to continue to position the Fund in alignment with our longer-term strategic views within the U.S. small-cap equity complex. We further intend to continue to monitor allocations and Underlying Manager performance as we seek to generate long-term capital growth.

FUND BASICS

Multi-Manager U.S. Small Cap Equity Fund

as of October 31, 2021

TOP TEN HOLDINGS AS OF 10/31/21[1]

Holding	% of Net Assets	Line of Business

Genpact Ltd.	1.0%	IT Services
Workiva, Inc.	1.0	Software
Charles River Laboratories International, Inc.	0.9	Life Sciences Tools & Services
Waste Connections, Inc.	0.9	Commercial Services & Supplies
IAA, Inc.	0.8	Commercial Services & Supplies
Lattice Semiconductor Corp.	0.8	Semiconductors & Semiconductor Equipment
FTI Consulting, Inc.	0.8	Professional Services
Graphic Packaging Holding Co.	0.7	Containers & Packaging
Zynga, Inc. Class A	0.7	Entertainment
NeoGenomics, Inc.	0.7	Life Sciences Tools & Services

[1]	The top 10 holdings may not be representative of the Portfolio’s future investments. The top 10 holdings exclude investments in money market funds.

FUND VS. BENCHMARK SECTOR ALLOCATIONS[2]

As of October 31, 2021

[2]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using the Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

MULTI-MANAGER U.S. SMALL CAP EQUITY

Performance Summary

October 31, 2021

The following graph shows the value, as of October 31, 2021, of a $1,000,000 investment made on April 29, 2016 (commencement of operations) in Class P Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Russell 2000® Total Return Index is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Multi-Manager U.S. Small Cap Equity Fund’s Lifetime Performance

Performance of a $1,000,000 investment, with distributions reinvested, from April 29, 2016 through October 31, 2021.

Average Annual Total Return through October 31, 2021*	One Year	Five Years	Since Inception
Class P (Commenced April 29, 2016)	44.07%	12.88%	12.65%

*	Because Class P Shares does not involve a sales charge, such a charge is not applied to its Average Annual Total Return.

FUND BASICS

Index Definitions

Market Review

MSCI All Country World Index Investable Market Index captures large- and mid-cap representation across 23 developed markets and 27 emerging markets countries.

Multi-Manager International Equity Fund

MSCI ACWI ex USA Index captures large and mid cap representation across 22 of 23 developed markets countries.

MSCI EAFE Index is a stock market index that is designed to measure the equity market performance of developed markets in Europe, Australasia and the Far East, excluding the U.S. and Canada.

Multi-Manager U.S. Small Cap Equity Fund

Russell 2000® Index is an unmanaged index of common stock prices that measures the performance of the 2000 smallest companies in the Russell 3000® Index. The Index is constructed to provide a comprehensive and unbiased small-cap barometer and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set.

Russell 2000® Growth Index measures the performance of the small-cap growth stocks of the U.S. equity universe.

Russell 2000® Value Index measures the performance of the small-cap value stocks of the U.S. equity universe.

The MSCI® EAFE® Index is a stock market index that is designed to measure the equity market performance of developed markets in Europe, Australasia and the Far East, excluding the U.S. and Canada. The Index figures do not reflect any deductions for fees, expenses or taxes.

It is not possible to invest directly in an unmanaged index.

MULTI-MANAGER INTERNATIONAL EQUITY FUND

Schedule of Investments

October 31, 2021

Shares	Description	Value

Common Stocks – 95.4%
Argentina* – 0.5%
5,040	MercadoLibre, Inc. (Internet & Direct Marketing Retail)	$7,464,341

Australia – 0.7%
40,900	CSL Ltd. (Biotechnology)	9,306,398

Belgium – 0.3%
37,658	KBC Group NV (Banks)	3,506,825

Brazil – 0.3%
394,792	Ambev SA ADR (Beverages)	1,168,584
268,900	Lojas Renner SA (Multiline Retail)	1,535,605
1,063,400	Magazine Luiza SA (Multiline Retail)	2,036,811

		4,741,000

Canada – 5.0%
371,000	Air Canada* (Airlines)	6,651,980
28,337	BRP, Inc. (Leisure Products)	2,491,623
253,643	CAE, Inc.* (Aerospace & Defense)	7,691,679
67,466	Canadian National Railway Co. (Road & Rail)	8,966,906
131,600	Canadian Pacific Railway Ltd. (Road & Rail)	10,185,840
14,192	Intact Financial Corp. (Insurance)	1,902,549
78,468	National Bank of Canada (Banks)	6,496,308
6,270	Shopify, Inc. Class A* (IT Services)	9,196,397
283,334	Suncor Energy, Inc. (Oil, Gas & Consumable Fuels)	7,451,941
60,094	The Toronto-Dominion Bank (Banks)	4,362,350
30,429	TMX Group Ltd. (Capital Markets)	3,294,426

		68,691,999

China – 2.7%
12,454	Alibaba Group Holding Ltd. ADR* (Internet & Direct Marketing Retail)	2,054,163
17,663	Autohome, Inc. ADR (Interactive Media & Services)	695,039
3,320,000	Beijing Capital International Airport Co. Ltd. Class H* (Transportation Infrastructure)	2,158,880
1,574,000	China Longyuan Power Group Corp. Ltd. Class H (Independent Power and Renewable Electricity Producers)	3,681,643
466,500	Li Ning Co. Ltd. (Textiles, Apparel & Luxury Goods)	5,147,854
862,000	Ming Yang Smart Energy Group, Ltd. (Electrical Equipment)	4,172,226
96,200	NetEase, Inc. (Entertainment)	1,866,058
666,517	Ping An Bank Co, Ltd. (Banks)	2,030,222
239,800	Shenzhou International Group Holdings Ltd. (Textiles, Apparel & Luxury Goods)	5,166,299
65,700	Tencent Holdings Ltd. (Interactive Media & Services)	3,996,517
427,044	Wuxi Biologics Cayman, Inc.*(a) (Life Sciences Tools & Services)	6,468,415

		37,437,316

Common Stocks – (continued)
Denmark – 2.4%
54,746	Carlsberg AS Class B (Beverages)	9,039,429
42,700	DSV PANALPINA A/S (Air Freight & Logistics)	9,924,214
7,819	Genmab A/S* (Biotechnology)	3,512,697
95,229	Novo Nordisk A/S Class B (Pharmaceuticals)	10,442,323

		32,918,663

Finland – 0.4%
91,851	Sampo Oyj Class A (Insurance)	4,882,920

France – 12.7%
63,657	Air Liquide SA (Chemicals)	10,628,025
176,299	Alstom SA (Machinery)	6,282,906
357,090	AXA SA (Insurance)	10,388,814
15,151	BNP Paribas SA (Banks)	1,014,166
44,168	Capgemini SE (IT Services)	10,298,336
15,799	Cie Generale des Etablissements Michelin SCA (Auto Components)	2,483,878
114,678	Danone SA (Food Products)	7,475,370
61,394	Dassault Systemes SE (Software)	3,585,250
682,991	Engie SA (Multi-Utilities)	9,715,647
27,130	EssilorLuxottica SA (Textiles, Apparel & Luxury Goods)	5,613,124
9,198	L’Oreal SA (Personal Products)	4,207,669
38,585	Legrand SA (Electrical Equipment)	4,209,239
23,947	LVMH Moet Hennessy Louis Vuitton SE (Textiles, Apparel & Luxury Goods)	18,777,357
96,719	Pernod Ricard SA (Beverages)	22,251,182
22,611	Safran SA (Aerospace & Defense)	3,043,208
191,304	Sanofi (Pharmaceuticals)	19,215,359
78,829	Schneider Electric SE (Electrical Equipment)	13,591,544
248,362	Total SE (Oil, Gas & Consumable Fuels)	12,436,715
123,997	Valeo SA (Auto Components)	3,643,287
45,879	Vinci SA (Construction & Engineering)	4,904,933

		173,766,009

Germany – 6.8%
12,671	adidas AG (Textiles, Apparel & Luxury Goods)	4,147,234
136,435	BASF SE (Chemicals)	9,819,724
163,333	Bayer AG (Pharmaceuticals)	9,205,064
57,754	Beiersdorf AG (Personal Products)	6,141,178
17,335	Continental AG* (Auto Components)	2,038,100
43,649	Deutsche Boerse AG (Capital Markets)	7,246,042
121,857	Infineon Technologies AG (Semiconductors & Semiconductor Equipment)	5,706,726
31,280	Merck KGaA (Pharmaceuticals)	7,392,238
10,780	MTU Aero Engines AG (Aerospace & Defense)	2,401,110
207,980	RWE AG (Multi-Utilities)	8,005,494

12	The accompanying notes are an integral part of these financial statements.

MULTI-MANAGER INTERNATIONAL EQUITY FUND

Shares	Description	Value

Common Stocks – (continued)
Germany – (continued)
147,613	SAP SE (Software)	$21,375,999
42,714	Siemens AG (Industrial Conglomerates)	6,944,523
53,121	Vonovia SE (Real Estate Management & Development)	3,222,468

		93,645,900

Hong Kong – 1.5%
1,546,390	AIA Group Ltd. (Insurance)	17,330,406
1,192,400	ESR Cayman Ltd.*(a) (Real Estate Management & Development)	3,858,446

		21,188,852

India – 1.0%
89,465	HDFC Bank Ltd. (Banks)	1,895,212
187,641	Housing Development Finance Corp. Ltd. (Thrifts & Mortgage Finance)	7,154,125
97,648	Tata Consultancy Services Ltd. (IT Services)	4,438,540

		13,487,877

Indonesia – 0.2%
5,326,900	Bank Mandiri Persero Tbk PT (Banks)	2,693,130

Ireland – 6.6%
40,970	Accenture PLC Class A (IT Services)	14,699,626
48,633	Aon PLC Class A (Insurance)	15,558,669
316,160	Experian PLC (Professional Services)	14,496,315
29,270	ICON PLC* (Life Sciences Tools & Services)	8,393,758
31,116	Linde PLC (Chemicals)	10,011,149
52,326	Medtronic PLC (Health Care Equipment & Supplies)	6,271,794
122,025	Ryanair Holdings PLC ADR* (Airlines)	13,851,058
27,640	STERIS PLC (Health Care Equipment & Supplies)	6,460,574

		89,742,943

Israel – 0.8%
634,839	Bank Leumi Le-Israel BM (Banks)	6,065,484
36,718	Check Point Software Technologies Ltd.* (Software)	4,391,473

		10,456,957

Italy – 2.3%
1,581,185	Enel SpA (Electric Utilities)	13,237,337
181,249	Eni SpA (Oil, Gas & Consumable Fuels)	2,597,740
1,439,549	Intesa Sanpaolo SpA (Banks)	4,091,452
930,357	UniCredit SpA (Banks)	12,298,798

		32,225,327

Common Stocks – (continued)
Japan – 11.3%
8,000	BayCurrent Consulting, Inc. (Professional Services)	3,320,159
61,500	Daikin Industries Ltd. (Building Products)	13,469,407
128,600	Demae-Can Co. Ltd.* (Internet & Direct Marketing Retail)	1,529,878
47,400	Denso Corp. (Auto Components)	3,436,270
67,300	FANUC Corp. (Machinery)	13,299,899
151,100	Hitachi Ltd. (Industrial Conglomerates)	8,707,068
42,500	Hoya Corp. (Health Care Equipment & Supplies)	6,256,360
138,900	Japan Tobacco, Inc. (Tobacco)	2,726,770
13,800	Keyence Corp. (Electronic Equipment, Instruments & Components)	8,329,883
73,800	Kobe Bussan Co. Ltd. (Food & Staples Retailing)	2,542,165
52,400	Koito Manufacturing Co. Ltd. (Auto Components)	2,973,080
22,000	Kose Corp. (Personal Products)	2,554,768
276,000	Kubota Corp. (Machinery)	5,879,626
70,600	Kyocera Corp. (Electronic Equipment, Instruments & Components)	4,133,415
34,100	Lasertec Corp. (Semiconductors & Semiconductor Equipment)	7,396,823
150,500	Makita Corp. (Machinery)	6,984,995
89,600	Murata Manufacturing Co. Ltd. (Electronic Equipment, Instruments & Components)	6,646,398
77,700	Nexon Co. Ltd. (Entertainment)	1,322,543
230,500	Olympus Corp. (Health Care Equipment & Supplies)	4,993,331
18,700	Shimano, Inc. (Leisure Products)	5,217,551
14,800	Shin-Etsu Chemical Co. Ltd. (Chemicals)	2,639,329
6,800	SMC Corp. (Machinery)	4,058,002
59,400	Sompo Holdings, Inc. (Insurance)	2,575,990
49,600	Sony Group Corp. (Household Durables)	5,743,496
144,700	Sumitomo Mitsui Financial Group, Inc. (Banks)	4,695,462
75,800	Suzuki Motor Corp. (Automobiles)	3,380,442
330,600	Takeda Pharmaceutical Co. Ltd. (Pharmaceuticals)	9,278,557
130,100	Terumo Corp. (Health Care Equipment & Supplies)	5,739,463
4,800	Tokyo Electron Ltd. (Semiconductors & Semiconductor Equipment)	2,236,958
53,400	Yamaha Corp. (Leisure Products)	3,373,709

		155,441,797

Luxembourg – 0.3%
96,902	ArcelorMittal SA (Metals & Mining)	3,277,239
83,260	InPost SA* (Air Freight & Logistics)	1,188,768

		4,466,007

The accompanying notes are an integral part of these financial statements.	13

MULTI-MANAGER INTERNATIONAL EQUITY FUND

Schedule of Investments (continued)

October 31, 2021

Shares	Description	Value

Common Stocks – (continued)
Macau* – 0.4%
2,172,000	Sands China Ltd. (Hotels, Restaurants & Leisure)	$4,950,366

Mexico – 0.3%
482,900	Arca Continental SAB de CV (Beverages)	2,944,358
302,009	Grupo Financiero Banorte SAB de CV Class O (Banks)	1,912,127

		4,856,485

Netherlands – 5.2%
2,340	Adyen NV*(a) (IT Services)	7,060,503
33,755	Airbus SE* (Aerospace & Defense)	4,330,160
117,039	Akzo Nobel NV (Chemicals)	13,449,768
13,500	ASML Holding NV (Semiconductors & Semiconductor Equipment)	10,973,880
32,770	Ferrari NV (Automobiles)	7,775,890
493,817	ING Groep NV (Banks)	7,490,662
135,314	Koninklijke Philips NV (Health Care Equipment & Supplies)	6,383,461
61,746	QIAGEN NV* (Life Sciences Tools & Services)	3,396,897
56,085	Randstad NV (Professional Services)	4,029,561
183,530	Universal Music Group NV (Entertainment)	5,328,415
6,581	Wolters Kluwer NV (Professional Services)	689,152

		70,908,349

Peru – 0.1%
14,719	Credicorp Ltd. (Banks)	1,908,466

Portugal – 0.2%
212,958	Galp Energia SGPS SA (Oil, Gas & Consumable Fuels)	2,212,195

Singapore – 0.3%
196,300	DBS Group Holdings Ltd. (Banks)	4,587,110

South Korea – 1.3%
26,791	NHN KCP Corp.* (IT Services)	1,314,522
8,516	Samsung Electronics Co. Ltd. GDR (Technology Hardware, Storage & Peripherals)	12,751,323
44,486	SK Hynix, Inc. (Semiconductors & Semiconductor Equipment)	3,921,466

		17,987,311

Spain – 3.7%
40,411	Aena SME SA*(a) (Transportation Infrastructure)	6,636,961
314,337	Amadeus IT Group SA* (IT Services)	21,028,475
605,142	Banco Bilbao Vizcaya Argentaria SA (Banks)	4,234,860
491,017	Bankinter SA (Banks)	2,703,545
2,342,955	CaixaBank SA (Banks)	6,735,209

Common Stocks – (continued)
Spain – (continued)
154,842	Industria de Diseno Textil SA (Specialty Retail)	5,609,032
488,378	Linea Directa Aseguradora SA Cia de Seguros y Reaseguros (Insurance)	980,483
122,641	Siemens Gamesa Renewable Energy SA* (Electrical Equipment)	3,327,936

		51,256,501

Sweden – 1.5%
108,610	Atlas Copco AB Class A (Machinery)	6,994,341
33,435	Essity AB Class B (Household Products)	1,083,016
33,800	Evolution AB(a) (Hotels, Restaurants & Leisure)	5,487,153
188,985	Hexagon AB Class B (Electronic Equipment, Instruments & Components)	3,041,467
181,954	Swedbank AB Class A (Banks)	3,946,345

		20,552,322

Switzerland – 10.5%
192,558	ABB Ltd. (Electrical Equipment)	6,370,439
91,230	Alcon, Inc. (Health Care Equipment & Supplies)	7,564,656
91,970	Cie Financiere Richemont SA Class A (Textiles, Apparel & Luxury Goods)	11,381,322
555,442	Credit Suisse Group AG (Capital Markets)	5,777,544
37,815	Idorsia, Ltd.* (Biotechnology)	778,537
117,557	Julius Baer Group Ltd. (Capital Markets)	8,503,142
9,820	Lonza Group AG (Life Sciences Tools & Services)	8,070,080
173,308	Nestle SA (Food Products)	22,860,569
207,088	Novartis AG (Pharmaceuticals)	17,128,808
56,358	Roche Holding AG (Pharmaceuticals)	21,832,749
36,957	Sika AG (Chemicals)	12,520,279
407,860	UBS Group AG (Capital Markets)	7,424,144
30,459	Zurich Insurance Group AG (Insurance)	13,500,055

		143,712,324

Taiwan – 1.3%
94,000	Taiwan Semiconductor Manufacturing Co. Ltd. (Semiconductors & Semiconductor Equipment)	1,994,707
140,632	Taiwan Semiconductor Manufacturing Co. Ltd. ADR (Semiconductors & Semiconductor Equipment)	15,989,859

		17,984,566

United Kingdom – 12.1%
69,163	AstraZeneca PLC (Pharmaceuticals)	8,652,382
15,430	Atlassian Corp. PLC Class A* (Software)	7,068,946
316,438	Balfour Beatty PLC (Construction & Engineering)	1,100,131

14	The accompanying notes are an integral part of these financial statements.

MULTI-MANAGER INTERNATIONAL EQUITY FUND

Shares	Description	Value

Common Stocks – (continued)
United Kingdom – (continued)
1,954,283	Barclays PLC (Banks)	$5,392,791
2,666,602	BP PLC (Oil, Gas & Consumable Fuels)	12,775,425
167,180	British American Tobacco PLC (Tobacco)	5,815,259
122,350	Coca-Cola European Partners PLC (Beverages)	6,469,910
706,774	Compass Group PLC* (Hotels, Restaurants & Leisure)	14,998,196
141,353	Diageo PLC (Beverages)	7,032,550
646,609	Informa PLC* (Media)	4,599,937
44,736	InterContinental Hotels Group PLC* (Hotels, Restaurants & Leisure)	3,133,628
577,935	Prudential PLC (Insurance)	11,794,470
49,978	Reckitt Benckiser Group PLC (Household Products)	4,057,354
683,620	RELX PLC (Professional Services)	21,197,670
124,017	Rio Tinto PLC (Metals & Mining)	7,732,642
10,986,764	Rolls-Royce Holdings PLC* (Aerospace & Defense)	19,829,342
213,100	Royal Dutch Shell PLC Class A (Oil, Gas & Consumable Fuels)	4,910,046
112,441	Smiths Group PLC (Industrial Conglomerates)	2,087,810
1,083,482	Tesco PLC (Food & Staples Retailing)	4,000,504
252,570	THG PLC* (Internet & Direct Marketing Retail)	748,688
170,350	Unilever PLC (Personal Products)	9,120,859
201,407	WH Smith PLC* (Specialty Retail)	4,311,397

		166,829,937

United States – 2.7%
11,700	EPAM Systems, Inc.* (IT Services)	7,876,908
1,928	Jackson Financial, Inc. Class A* (Diversified Financial Services)	52,191
19,700	Lululemon Athletica, Inc.* (Textiles, Apparel & Luxury Goods)	9,180,397
4,990	Mettler-Toledo International, Inc.* (Life Sciences Tools & Services)	7,389,591
37,510	ResMed, Inc. (Health Care Equipment & Supplies)	9,861,754
48,130	Yum China Holdings, Inc. (Hotels, Restaurants & Leisure)	2,747,260

		37,108,101

TOTAL COMMON STOCKS
(Cost $973,017,533)		$1,310,918,294

Shares	Dividend Rate	Value

Preferred Stocks – 0.8%
Brazil – 0.1%
Banco Bradesco SA (Banks)
375,300	5.920%	$1,323,305

Germany – 0.7%
Volkswagen AG (Automobiles)
41,908	2.570	9,405,472

TOTAL PREFERRED STOCKS
(Cost $11,513,514)		$10,728,777

Investment Company(b) – 3.8%
Goldman Sachs Financial Square Government Fund – Institutional Shares
51,983,928	0.026%	$51,983,928
(Cost $51,983,928)

TOTAL INVESTMENTS – 100.0%
(Cost $1,036,514,975)		$1,373,630,999

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.0)%		(431,214)

NET ASSETS – 100.0%		$1,373,199,785

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Exempt from registration under Rule 144A of the Securities Act of 1933.

(b)	Represents an affiliated issuer.

Investment Abbreviations:
ADR	—American Depositary Receipt
GDR	—Global Depository Receipt
PLC	—Public Limited Company

The accompanying notes are an integral part of these financial statements.	15

MULTI-MANAGER U.S. SMALL CAP EQUITY FUND

Schedule of Investments

October 31, 2021

Shares	Description	Value

Common Stocks – 95.0%
Aerospace & Defense – 0.5%
15,368	Curtiss-Wright Corp.	$1,962,186
21,000	Hexcel Corp.*	1,191,540

		3,153,726

Air Freight & Logistics – 0.5%
10,900	Forward Air Corp.	1,096,104
25,107	Hub Group, Inc. Class A*	1,972,657

		3,068,761

Airlines* – 0.1%
40,175	Frontier Group Holdings, Inc.	628,739

Auto Components – 1.2%
10,070	Fox Factory Holding Corp.*	1,620,767
5,170	Gentherm, Inc.*	380,667
22,803	LCI Industries	3,184,211
9,858	Standard Motor Products, Inc.	472,198
17,175	Visteon Corp.*	1,943,866

		7,601,709

Automobiles – 0.3%
59,586	Harley-Davidson, Inc.	2,174,293

Banks – 5.7%
10,419	Ameris Bancorp	545,851
24,900	Bank of Hawaii Corp.	2,104,050
34,047	BankUnited, Inc.	1,380,946
42,456	Columbia Banking System, Inc.	1,449,023
23,300	Eagle Bancorp, Inc.	1,318,547
74,155	First Hawaiian, Inc.	2,045,937
24,469	First Merchants Corp.	1,017,421
31,400	Independent Bank Corp.	2,653,300
65,422	Investors Bancorp, Inc.	1,000,957
21,000	Lakeland Financial Corp.	1,509,270
32,894	PacWest Bancorp.	1,561,478
15,900	Pinnacle Financial Partners, Inc.	1,535,463
9,459	Preferred Bank	648,604
60,063	Prosperity Bancshares, Inc.	4,523,345
55,375	Renasant Corp.	2,071,579
36,748	SouthState Corp.	2,869,651
37,997	Synovus Financial Corp.	1,770,280
25,400	UMB Financial Corp.	2,510,028
57,994	Umpqua Holdings Corp.	1,185,977
102,997	Valley National Bancorp	1,365,740
22,380	Wintrust Financial Corp.	1,980,630

		37,048,077

Beverages* – 0.1%
9,520	Celsius Holdings, Inc.	918,870

Biotechnology* – 3.9%
46,883	Abcam PLC ADR	1,078,309
12,167	Acceleron Pharma, Inc.	2,119,248
21,680	Apellis Pharmaceuticals, Inc.	666,443
9,759	Ascendis Pharma A/S ADR	1,479,562
11,400	Beam Therapeutics, Inc.	1,011,978
8,090	Bicycle Therapeutics PLC ADR	415,826

Common Stocks – (continued)
Biotechnology* – (continued)
19,992	Biohaven Pharmaceutical Holding Co. Ltd.	2,845,261
21,133	Blueprint Medicines Corp.	2,377,251
15,430	Compass Pathways PLC ADR	651,146
56,090	CytomX Therapeutics, Inc.	332,614
14,560	DermTech, Inc.	398,216
18,310	Editas Medicine, Inc.	672,343
54,070	Equillium, Inc.	341,182
15,190	Fate Therapeutics, Inc.	817,222
21,280	Generation Bio Co.	446,029
10,440	Intellia Therapeutics, Inc.	1,388,311
1,200	Karuna Therapeutics, Inc.	168,456
21,480	Kronos Bio, Inc.	353,561
31,890	MacroGenics, Inc.	622,812
20,834	Neurocrine Biosciences, Inc.	2,196,112
23,150	Opthea, Ltd. ADR	183,348
28,440	ORIC Pharmaceuticals, Inc.	416,362
18,130	PMV Pharmaceuticals, Inc.	428,230
14,220	Replimune Group, Inc.	419,632
30,210	Rubius Therapeutics, Inc.	429,284
3,720	Sarepta Therapeutics, Inc.	294,364
16,810	Scholar Rock Holding Corp.	442,103
16,200	SpringWorks Therapeutics, Inc.	1,086,372
7,220	Twist Bioscience Corp.	857,736

		24,939,313

Building Products – 1.6%
8,500	Advanced Drainage Systems, Inc.	958,800
6,000	Carlisle Cos., Inc.	1,337,520
12,600	Gibraltar Industries, Inc.*	821,016
6,963	Masonite International Corp.*	835,630
10,310	Simpson Manufacturing Co., Inc.	1,093,788
85,866	The AZEK Co., Inc.*	3,150,423
25,650	UFP Industries, Inc.	2,098,939
8,571	Zurn Water Solutions Corp.	310,956

		10,607,072

Capital Markets – 1.1%
26,273	Artisan Partners Asset Management, Inc. Class A	1,301,564
10,775	Cohen & Steers, Inc.	1,022,440
20,120	Evercore, Inc. Class A	3,055,021
20,440	Focus Financial Partners, Inc. Class A*	1,284,858
22,300	Open Lending Corp. Class A*	702,896

		7,366,779

Chemicals – 2.6%
31,200	Avient Corp.	1,681,056
36,200	Cabot Corp.	1,931,270
44,294	Ecovyst, Inc.	517,354
40,542	H.B. Fuller Co.	2,858,616
21,279	Huntsman Corp.	693,270
14,111	Ingevity Corp.*	1,099,388
28,078	Minerals Technologies, Inc.	1,991,853
11,931	Quaker Chemical Corp.	2,933,117

16	The accompanying notes are an integral part of these financial statements.

MULTI-MANAGER U.S. SMALL CAP EQUITY FUND

Shares	Description	Value

Common Stocks – (continued)
Chemicals – (continued)
93,707	Valvoline, Inc.	$3,182,290

		16,888,214

Commercial Services & Supplies – 4.0%
89,067	ABM Industries, Inc.	3,919,839
93,490	ACCO Brands Corp.	773,162
42,133	BrightView Holdings, Inc.*	668,229
56,512	Harsco Corp.*	966,355
91,990	IAA, Inc.*	5,487,204
108,436	KAR Auction Services, Inc.*	1,590,756
11,907	MSA Safety, Inc.	1,822,128
20,553	The Brink’s Co.	1,415,691
9,000	UniFirst Corp.	1,781,640
16,025	US Ecology, Inc.*	515,845
29,300	Viad Corp.*	1,300,041
41,380	Waste Connections, Inc.	5,628,094

		25,868,984

Communications Equipment – 0.7%
27,400	ADTRAN, Inc.	506,352
61,903	CommScope Holding Co., Inc.*	662,981
237,052	Infinera Corp.*	1,799,225
41,700	NETGEAR, Inc.*	1,202,211
41,040	Viavi Solutions, Inc.*	632,016

		4,802,785

Construction & Engineering – 1.2%
21,070	Arcosa, Inc.	1,089,951
9,500	Comfort Systems USA, Inc.	868,965
23,534	EMCOR Group, Inc.	2,859,146
6,525	MYR Group, Inc.*	666,529
9,775	Valmont Industries, Inc.	2,335,834

		7,820,425

Construction Materials* – 0.2%
41,670	Summit Materials, Inc. Class A	1,485,536

Consumer Finance – 1.5%
11,190	Green Dot Corp. Class A*	474,008
127,384	Navient Corp.	2,509,465
8,494	Nelnet, Inc. Class A	701,859
40,964	PRA Group, Inc.*	1,756,536
25,130	PROG Holdings, Inc.	1,016,509
172,737	SLM Corp.	3,169,724

		9,628,101

Containers & Packaging – 1.5%
236,255	Graphic Packaging Holding Co.	4,708,562
48,400	Silgan Holdings, Inc.	1,945,680
28,600	Sonoco Products Co.	1,657,370
38,000	TriMas Corp.*	1,267,300

		9,578,912

Diversified Consumer Services – 1.9%
27,069	Bright Horizons Family Solutions, Inc.*	4,493,454
23,677	Chegg, Inc.*	1,407,361

Common Stocks – (continued)
Diversified Consumer Services – (continued)
30,191	frontdoor, Inc.*	1,125,521
18,343	H&R Block, Inc.	423,173
68,412	Stride, Inc.*	2,428,626
56,032	Terminix Global Holdings, Inc.*	2,268,175

		12,146,310

Diversified Telecommunication Services – 0.6%
15,730	Bandwidth, Inc. Class A*	1,341,454
32,272	Cogent Communications Holdings, Inc.	2,471,713

		3,813,167

Electric Utilities – 0.3%
16,700	ALLETE, Inc.	1,027,718
10,400	MGE Energy, Inc.	789,256

		1,816,974

Electrical Equipment – 0.5%
7,400	Encore Wire Corp.	992,044
15,874	EnerSys	1,270,555
65,959	GrafTech International Ltd.	705,761

		2,968,360

Electronic Equipment, Instruments & Components – 3.3%
28,700	Advanced Energy Industries, Inc.	2,635,234
66,757	Avnet, Inc.	2,544,109
55,926	Belden, Inc.	3,367,304
13,600	Fabrinet*	1,305,600
39,348	Insight Enterprises, Inc.*	3,726,256
11,750	Littelfuse, Inc.	3,460,963
13,900	Plexus Corp.*	1,213,748
33,400	ScanSource, Inc.*	1,195,052
21,076	SYNNEX Corp.	2,212,980

		21,661,246

Energy Equipment & Services – 1.2%
59,121	Cactus, Inc. Class A	2,571,764
98,757	ChampionX Corp.*	2,590,396
164,575	Helix Energy Solutions Group, Inc.*	622,094
38,036	Helmerich & Payne, Inc.	1,180,637
39,456	National Energy Services Reunited Corp.*	461,635
91,518	NexTier Oilfield Solutions, Inc.*	408,170

		7,834,696

Entertainment* – 0.7%
616,577	Zynga, Inc. Class A	4,550,338

Equity Real Estate Investment Trusts (REITs) – 2.8%
135,500	Apple Hospitality REIT, Inc.	2,128,705
70,200	Corporate Office Properties Trust	1,903,824
51,523	Cousins Properties, Inc.	2,040,826
179,785	DigitalBridge Group, Inc.*	1,204,560
20,609	EastGroup Properties, Inc.	4,076,048
30,200	First Industrial Realty Trust, Inc.	1,758,546
38,625	Four Corners Property Trust, Inc.	1,120,125
10,840	National Storage Affiliates Trust	677,066

The accompanying notes are an integral part of these financial statements.	17

MULTI-MANAGER U.S. SMALL CAP EQUITY FUND

Schedule of Investments (continued)

October 31, 2021

Shares	Description	Value

Common Stocks – (continued)
Equity Real Estate Investment Trusts (REITs) – (continued)
50,300	Rayonier, Inc.	$1,877,699
13,279	Spirit Realty Capital, Inc.	649,741
63,950	Sunstone Hotel Investors, Inc.*	789,143

		18,226,283

Food & Staples Retailing – 1.1%
15,290	BJ’s Wholesale Club Holdings, Inc.*	893,548
18,901	Casey’s General Stores, Inc.	3,620,297
50,922	Performance Food Group Co.*	2,303,202

		6,817,047

Food Products – 1.7%
42,454	Fresh Del Monte Produce, Inc.	1,421,784
11,760	Freshpet, Inc.*	1,833,502
17,400	Ingredion, Inc.	1,657,002
8,500	Lancaster Colony Corp.	1,445,000
76,434	Nomad Foods Ltd.*	2,081,298
15,100	The Hain Celestial Group, Inc.*	677,537
55,624	The Simply Good Foods Co.*	2,205,491

		11,321,614

Gas Utilities – 0.1%
14,150	ONE Gas, Inc.	952,295

Health Care Equipment & Supplies – 3.0%
34,200	AngioDynamics, Inc.*	978,120
7,530	Axonics, Inc.*	552,325
4,390	CONMED Corp.	642,169
16,578	CryoPort, Inc.*	1,351,770
49,395	Envista Holdings Corp.*	1,931,344
42,827	Establishment Labs Holdings, Inc.*	3,492,114
9,403	Haemonetics Corp.*	646,080
2,350	ICU Medical, Inc.*	550,206
10,007	Inari Medical, Inc.*	905,834
36,300	Natus Medical, Inc.*	909,315
17,650	Nevro Corp.*	2,007,511
94,689	Ortho Clinical Diagnostics Holdings PLC*	1,872,002
24,222	OrthoPediatrics Corp.*	1,723,880
1,510	Shockwave Medical, Inc.*	322,687
70,197	SI-BONE, Inc.*	1,582,942

		19,468,299

Health Care Providers & Services – 2.9%
31,930	Accolade, Inc.*	1,270,495
93,301	agilon health, Inc.*	2,285,874
51,810	Alignment Healthcare, Inc.*	1,028,947
24,300	Apria, Inc.*	909,549
28,990	Encompass Health Corp.	1,842,604
56,600	Hanger, Inc.*	1,057,288
59,028	HealthEquity, Inc.*	3,906,473
6,080	LHC Group, Inc.*	818,307
24,998	Oak Street Health, Inc.*	1,180,655
20,650	Patterson Cos., Inc.	645,519
43,595	PetIQ, Inc.*	1,092,055
19,741	Progyny, Inc.*	1,212,690
30,393	R1 RCM, Inc.*	659,528

Common Stocks – (continued)
Health Care Providers & Services – (continued)
22,900	Surgery Partners, Inc.*	942,106

		18,852,090

Health Care Technology* – 1.4%
113,530	Change Healthcare, Inc.	2,444,301
17,630	Health Catalyst, Inc.	928,043
6,050	Inspire Medical Systems, Inc.	1,630,959
7,200	Omnicell, Inc.	1,282,680
34,336	Phreesia, Inc.	2,422,062
7,490	Vocera Communications, Inc.	423,784

		9,131,829

Hotels, Restaurants & Leisure – 2.3%
27,433	Choice Hotels International, Inc.	3,857,629
12,480	Churchill Downs, Inc.	2,870,400
935	First Watch Restaurant Group, Inc.*	20,177
20,400	Hyatt Hotels Corp. Class A*	1,738,080
32,004	International Game Technology PLC*	943,798
67,515	MakeMyTrip Ltd.*	2,138,200
6,900	Papa John’s International, Inc.	856,152
8,790	Planet Fitness, Inc. Class A*	699,245
12,212	Travel + Leisure Co.	663,600
7,390	Wingstop, Inc.	1,274,553

		15,061,834

Household Durables – 1.5%
5,800	Helen of Troy Ltd.*	1,304,710
19,115	Meritage Homes Corp.*	2,077,991
13,660	Skyline Champion Corp.*	864,951
24,310	Tempur Sealy International, Inc.	1,081,066
11,072	Toll Brothers, Inc.	666,202
13,244	TopBuild Corp.*	3,403,311

		9,398,231

Household Products – 0.7%
52,477	Energizer Holdings, Inc.	1,913,836
27,923	Spectrum Brands Holdings, Inc.	2,617,781

		4,531,617

Insurance – 3.3%
22,200	AMERISAFE, Inc.	1,316,238
47,501	Assured Guaranty Ltd.	2,640,106
46,813	Axis Capital Holdings Ltd.	2,437,553
68,352	Bright Health Group, Inc.*	598,080
15,215	Employers Holdings, Inc.	587,299
36,241	First American Financial Corp.	2,650,667
21,729	Kemper Corp.	1,379,357
42,548	ProAssurance Corp.	974,775
9,175	RenaissanceRe Holdings Ltd.	1,301,015
19,975	Ryan Specialty Group Holdings, Inc. Class A*	754,855
21,450	Selective Insurance Group, Inc.	1,681,036
18,625	Stewart Information Services Corp.	1,325,541
15,477	The Hanover Insurance Group, Inc.	1,950,102
1,748	White Mountains Insurance Group Ltd.	1,844,122

		21,440,746

18	The accompanying notes are an integral part of these financial statements.

MULTI-MANAGER U.S. SMALL CAP EQUITY FUND

Shares	Description	Value

Common Stocks – (continued)
Interactive Media & Services* – 0.8%
233,871	Angi, Inc.	$2,930,404
41,867	Yelp, Inc.	1,617,322
22,690	ZipRecruiter, Inc.	630,328

		5,178,054

Internet & Direct Marketing Retail* – 0.1%
39,030	Porch Group, Inc.	820,801

IT Services – 4.0%
17,105	Concentrix Corp.	3,039,216
19,040	DigitalOcean Holdings, Inc.*	1,858,114
25,786	EVERTEC, Inc.	1,165,785
166,319	Evo Payments, Inc. Class A*	3,605,796
137,624	Genpact Ltd.	6,791,744
11,838	MAXIMUS, Inc.	1,001,140
59,110	Paya Holdings, Inc.*	538,492
17,580	Paymentus Holdings, Inc. Class A*	450,048
24,409	Rackspace Technology, Inc.*	324,396
18,312	TTEC Holdings, Inc.	1,728,470
71,283	Unisys Corp.*	1,822,706
10,130	WEX, Inc.*	1,516,461
4,400	Wix.com Ltd.*	818,224
14,630	WNS Holdings Ltd. ADR*	1,299,290

		25,959,882

Leisure Products – 1.1%
14,140	Acushnet Holdings Corp.	720,292
67,637	Callaway Golf Co.*	1,829,581
73,381	Clarus Corp.	2,023,848
74,500	Mattel, Inc.*	1,624,845
10,250	YETI Holdings, Inc.*	1,007,882

		7,206,448

Life Sciences Tools & Services – 2.7%
36,854	Bruker Corp.	2,959,376
13,655	Charles River Laboratories International, Inc.*	6,126,725
98,636	NeoGenomics, Inc.*	4,537,256
11,980	Quanterix Corp.*	606,308
31,428	Syneos Health, Inc.*	2,933,490

		17,163,155

Machinery – 4.0%
10,100	Alamo Group, Inc.	1,527,120
21,510	Allison Transmission Holdings, Inc.	717,574
41,873	Altra Industrial Motion Corp.	2,183,677
26,400	Astec Industries, Inc.	1,409,232
4,400	Chart Industries, Inc.*	781,088
21,100	Columbus McKinnon Corp.	997,397
23,800	Crane Co.	2,458,064
40,370	Evoqua Water Technologies Corp.*	1,688,677
57,768	Hillenbrand, Inc.	2,626,133
4,522	IDEX Corp.	1,006,462
18,233	John Bean Technologies Corp.	2,693,926
42,900	Kennametal, Inc.	1,705,275
2,200	Kornit Digital Ltd.*	368,016
29,400	Mueller Industries, Inc.	1,547,616

Common Stocks – (continued)
Machinery – (continued)
7,130	SPX FLOW, Inc.	532,682
12,313	Terex Corp.	551,622
24,700	The Manitowoc Co., Inc.*	529,321
37,036	Wabash National Corp.	575,169
4,850	Watts Water Technologies, Inc. Class A	921,597
11,750	Woodward, Inc.	1,327,163

		26,147,811

Media – 0.9%
31,478	Gray Television, Inc.	737,845
13,440	Nexstar Media Group, Inc. Class A	2,015,059
95,223	TEGNA, Inc.	1,872,084
71,500	The E.W. Scripps Co. Class A	1,329,900

		5,954,888

Metals & Mining – 0.4%
14,400	Kaiser Aluminum Corp.	1,398,816
18,800	Worthington Industries, Inc.	1,021,216

		2,420,032

Mortgage Real Estate Investment Trusts (REITs) – 0.6%
27,715	Ares Commercial Real Estate Corp.	432,908
50,828	Blackstone Mortgage Trust, Inc. Class A	1,672,241
60,773	Starwood Property Trust, Inc.	1,547,889

		3,653,038

Multi-Utilities – 0.2%
17,050	NorthWestern Corp.	969,463

Oil, Gas & Consumable Fuels – 2.3%
111,179	Delek US Holdings, Inc.*	2,162,432
116,258	Enerplus Corp.	1,100,963
48,699	HollyFrontier Corp.	1,646,026
353,997	Kosmos Energy Ltd.*	1,274,389
17,950	Matador Resources Co.	751,208
63,365	PDC Energy, Inc.	3,314,623
3,810	Ranger Oil Corp.*	125,882
58,473	Viper Energy Partners LP	1,289,330
11,299	Whiting Petroleum Corp.*	735,904
82,927	World Fuel Services Corp.	2,531,761

		14,932,518

Paper & Forest Products – 0.2%
39,500	Schweitzer-Mauduit International, Inc.	1,376,180

Personal Products – 0.4%
23,900	Edgewell Personal Care Co.	836,261
46,270	elf Beauty, Inc.*	1,494,984

		2,331,245

Pharmaceuticals* – 0.6%
27,246	Catalent, Inc.	3,756,134

Professional Services – 2.6%
20,061	ASGN, Inc.*	2,400,499
35,335	FTI Consulting, Inc.*	5,085,413
16,800	ICF International, Inc.	1,688,232

The accompanying notes are an integral part of these financial statements.	19

MULTI-MANAGER U.S. SMALL CAP EQUITY FUND

Schedule of Investments (continued)

October 31, 2021

Shares	Description	Value

Common Stocks – (continued)
Professional Services – (continued)
28,777	Korn Ferry	$2,221,872
40,995	ManTech International Corp. Class A	3,534,589
22,048	Science Applications International Corp.	1,979,470

		16,910,075

Real Estate Management & Development – 0.5%
7,500	Colliers International Group, Inc.	1,090,275
61,100	Cushman & Wakefield PLC*	1,123,629
70,071	Realogy Holdings Corp.*	1,213,630

		3,427,534

Road & Rail – 1.1%
27,920	Knight-Swift Transportation Holdings, Inc.	1,582,785
2,769	Landstar System, Inc.	486,818
86,500	Marten Transport Ltd.	1,438,495
5,840	Saia, Inc.*	1,825,817
44,009	Werner Enterprises, Inc.	1,994,488

		7,328,403

Semiconductors & Semiconductor Equipment – 2.9%
21,087	CMC Materials, Inc.	2,706,938
7,975	Cohu, Inc.*	255,519
27,094	Entegris, Inc.	3,814,293
75,729	Lattice Semiconductor Corp.*	5,258,622
33,720	MACOM Technology Solutions Holdings, Inc.*	2,354,331
6,940	Silicon Laboratories, Inc.*	1,309,995
5,370	SiTime Corp.*	1,422,459
28,081	Ultra Clean Holdings, Inc.*	1,391,975

		18,514,132

Software – 6.3%
29,080	ACI Worldwide, Inc.*	892,174
118,920	Avaya Holdings Corp.*	2,214,290
21,218	Blackline, Inc.*	2,691,928
43,200	Cognyte Software, Ltd.*	860,112
24,007	Couchbase, Inc.*	967,962
40,278	Dynatrace, Inc.*	3,020,850
25,986	Envestnet, Inc.*	2,169,831
7,390	Everbridge, Inc.*	1,177,301
24,766	InterDigital, Inc.	1,658,084
23,953	Mimecast Ltd.*	1,807,014
55,207	NCR Corp.*	2,182,885
42,274	Nuance Communications, Inc.*	2,327,184
38,634	PROS Holdings, Inc.*	1,159,020
7,897	Q2 Holdings, Inc.*	619,599
12,520	Smartsheet, Inc.*	864,005
34,922	Sumo Logic, Inc.*	603,103
38,250	Telos Corp.*	991,057
40,790	Varonis Systems, Inc.*	2,640,744
34,700	Verint Systems, Inc.*	1,617,020
50,190	Vonage Holdings Corp.*	809,063
44,187	Workiva, Inc.*	6,608,166
137,551	Zuora, Inc. Class A*	3,006,865

		40,888,257

Common Stocks – (continued)
Specialty Retail – 1.9%
11,400	Citi Trends, Inc.*	881,904
40,703	Foot Locker, Inc.	1,940,312
130,145	Leslie’s, Inc.*	2,691,399
6,800	Murphy USA, Inc.	1,108,060
49,754	National Vision Holdings, Inc.*	3,066,836
59,966	Sally Beauty Holdings, Inc.*	915,081
12,000	Signet Jewelers Ltd.	1,070,160
12,600	Sonic Automotive, Inc. Class A	622,818

		12,296,570

Textiles, Apparel & Luxury Goods – 1.6%
20,541	Carter’s, Inc.	2,023,699
13,800	Columbia Sportswear Co.	1,432,992
10,730	Crocs, Inc.*	1,732,359
66,679	Hanesbrands, Inc.	1,136,210
23,630	Skechers U.S.A., Inc. Class A*	1,091,942
58,626	Steven Madden Ltd.	2,644,033

		10,061,235

Thrifts & Mortgage Finance – 1.5%
32,047	Essent Group Ltd.	1,538,256
10,591	Federal Agricultural Mortgage Corp. Class C	1,335,419
27,364	Mr Cooper Group, Inc.*	1,199,638
47,398	NMI Holdings, Inc. Class A*	1,150,824
15,180	PennyMac Financial Services, Inc.	942,071
25,676	Walker & Dunlop, Inc.	3,339,677

		9,505,885

Tobacco – 0.2%
9,911	Turning Point Brands, Inc.	378,303
20,765	Universal Corp.	975,955

		1,354,258

Trading Companies & Distributors – 2.1%
25,000	Applied Industrial Technologies, Inc.	2,437,000
35,150	Core & Main, Inc. Class A*	961,704
4,390	Herc Holdings, Inc.	799,156
17,800	McGrath RentCorp	1,284,092
16,086	SiteOne Landscape Supply, Inc.*	3,779,566
33,235	WESCO International, Inc.*	4,305,927

		13,567,445

TOTAL COMMON STOCKS
(Cost $492,017,115)		$615,296,715

Exchange Traded Fund – 0.3%
10,000	iShares Russell 2000 Value ETF	$1,663,800
(Cost $1,646,600)

20	The accompanying notes are an integral part of these financial statements.

MULTI-MANAGER U.S. SMALL CAP EQUITY FUND

Shares	Dividend Rate	Value

Investment Company(a) – 5.1%
Goldman Sachs Financial Square Government Fund – Institutional Shares
32,813,363	0.026%	$32,813,363
(Cost $32,813,363)

TOTAL INVESTMENTS – 100.4%
(Cost $526,477,078)		$649,773,878

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.4)%		(2,273,750)

NET ASSETS – 100.0%		$647,500,128

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Represents an affiliated issuer.

Investment Abbreviations:
ADR	—American Depositary Receipt
ETF	—Exchange Traded Fund
LP	—Limited Partnership
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.	21

ACTIVE EQUITY MULTI-MANAGER FUNDS

Statements of Assets and Liabilities

October 31, 2021

	Multi-Manager International Equity Fund	Multi-Manager U.S. Small Cap Equity Fund
Assets:

Investments, at value of unaffiliated issuers, (cost $984,531,047 and $493,663,715, respectively)	$1,321,647,071	$616,960,515

Investments of affiliated issuers, at value (cost $51,983,928 and $32,813,363, respectively)	51,983,928	32,813,363

Foreign currencies, at value (cost $77,322 and $0, respectively)	73,850	—

Cash	1,060,874	1,114,171

Receivables:

Investments sold	4,413,813	4,611,298

Foreign tax reclaims	3,346,520	—

Dividends	1,547,364	92,780

Fund shares sold	773,580	530,600

Other assets	35,839	15,053

Total assets	1,384,882,839	656,137,780

Liabilities:

Payables:

Investments purchased	9,470,468	7,644,192

Management fees	499,426	326,743

Fund shares redeemed	200,000	—

Transfer agency fees	22,774	10,710

Accrued expenses and other liabilities	1,490,386	656,007

Total liabilities	11,683,054	8,637,652

Net Assets:

Paid-in capital	965,925,448	429,553,489

Total distributable earnings	407,274,337	217,946,639

NET ASSETS	$1,373,199,785	$647,500,128

Shares Outstanding $0.001 par value (unlimited number of shares authorized):	89,072,773	37,112,385

Net asset value, offering and redemption price per share:	$15.42	$17.45

22	The accompanying notes are an integral part of these financial statements.

ACTIVE EQUITY MULTI-MANAGER FUNDS

Statements of Operations

For the Fiscal Year Ended October 31, 2021

	Multi-Manager International Equity Fund	Multi-Manager U.S. Small Cap Equity Fund
Investment income:

Dividends — unaffiliated issuers (net of foreign withholding taxes of $3,388,575 and $8,810, respectively)	$21,262,095	$5,109,946

Dividends — affiliated issuers	9,530	6,038

Non-cash dividends — unaffiliated issuers	3,514,315	—

Total investment income	24,785,940	5,115,984

Expenses:

Management fees	7,215,312	4,184,303

Custody, accounting and administrative services	775,543	513,216

Transfer Agency fees	240,510	111,581

Professional fees	153,270	160,977

Registration fees	87,958	54,857

Printing and mailing costs	59,445	48,444

Trustee fees	40,683	36,106

Other	62,282	33,689

Total expenses	8,635,003	5,143,173

Less — expense reductions	(1,939,318)	(981,203)

Net expenses	6,695,685	4,161,970

NET INVESTMENT INCOME	18,090,255	954,014

Realized and unrealized gain (loss):

Net realized gain (loss) from:

Investments — unaffiliated issuers (including commission recapture of $17,427 and $4,953, respectively)	102,624,567	113,281,796

Futures contracts	—	1,120,286

Forward foreign currency exchange contracts	(19,176)	—

Foreign currency transactions	(185,284)	(29)

Net change in unrealized gain (loss) on:

Investments — unaffiliated issuers	238,814,423	74,674,123

Futures contracts	—	171,867

Foreign currency translation	(65,648)	—

Net realized and unrealized gain	341,168,882	189,248,043

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$359,259,137	$190,202,057

The accompanying notes are an integral part of these financial statements.	23

ACTIVE EQUITY MULTI-MANAGER FUNDS

Statements of Changes in Net Assets

	Multi-Manager International Equity Fund		Multi-Manager U.S. Small Cap Equity Fund
	For the Fiscal Year Ended October 31, 2021	For the Fiscal Year Ended October 31, 2020	For the Fiscal Year Ended October 31, 2021	For the Fiscal Year Ended October 31, 2020
From operations:

Net investment income	$18,090,255	$11,684,277	$954,014	$1,709,435

Net realized gain (loss)	102,420,107	(38,893,235)	114,402,053	(15,333,394)

Net change in unrealized gain	238,748,775	13,367,888	74,845,990	6,332,676

Net increase (decrease) in net assets resulting from operations	359,259,137	(13,841,070)	190,202,057	(7,291,283)

Distributions to shareholders:

From distributable earnings	(10,201,242)	(20,286,707)	(1,238,041)	(12,257,751)

From share transactions:

Proceeds from sales of shares	371,379,307	233,465,188	163,430,350	154,170,464

Reinvestment of distributions	10,201,242	20,286,707	1,238,041	12,257,751

Cost of shares redeemed	(243,797,703)	(156,469,045)	(147,446,731)	(83,462,509)

Net increase in net assets resulting from share transactions	137,782,846	97,282,850	17,221,660	82,965,706

TOTAL INCREASE	486,840,741	63,155,073	206,185,676	63,416,672

Net assets:

Beginning of year	886,359,044	823,203,971	441,314,452	377,897,780

End of year	$1,373,199,785	$886,359,044	$647,500,128	$441,314,452

24	The accompanying notes are an integral part of these financial statements.

MULTI-MANAGER INTERNATIONAL EQUITY FUND

Financial Highlights

Selected Share Data for a Share Outstanding Throughout Each Year

	Multi-Manager International Equity Fund
	Class P Shares
	Year Ended October 31,
	2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of year	$11.16	$11.70	$10.80	$11.62	$9.41

Net investment income(a)	0.22	0.16	0.28	0.22	0.19

Net realized and unrealized gain (loss)	4.17	(0.40)	1.03	(0.86)	2.17

Total from investment operations	4.39	(0.24)	1.31	(0.64)	2.36

Distributions to shareholders from net investment income	(0.13)	(0.28)	(0.16)	(0.18)	(0.15)

Distributions to shareholder from net realized gains	—	(0.02)	(0.25)	— (b)	—

Total distributions	(0.13)	(0.30)	(0.41)	(0.18)	(0.15)

Net asset value, end of year	$15.42	$11.16	$11.70	$10.80	$11.62

Total return(c)	39.46%	(2.28)%	12.78%	(5.63)%	25.44%

Net assets, end of year (in 000s)	$1,373,200	$886,359	$823,204	$626,971	$442,830

Ratio of net expenses to average net assets	0.56%	0.57%	0.56%	0.57%	0.57%

Ratio of total expenses to average net assets	0.72%	0.74%	0.76%	0.79%	0.82%

Ratio of net investment income to average net assets	1.50%	1.39%	2.51%	1.85%	1.82%

Portfolio turnover rate(d)	61%	52%	29%	28%	37%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	25

MULTI-MANAGER U.S. SMALL CAP EQUITY FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Multi-Manager U.S. Small Cap Equity Fund
	Class P Shares
	Year Ended October 31,
	2021		2020	2019	2018		2017
Per Share Data

Net asset value, beginning of year	$12.14		$13.31	$12.40	$12.77		$10.52

Net investment income(a)	0.03	(b)	0.05	0.08	0.05	(c)	0.03

Net realized and unrealized gain (loss)	5.31		(0.79)	1.17	(0.10)		2.36

Total from investment operations	5.34		(0.74)	1.25	(0.05)		2.39

Distributions to shareholders from net investment income	(0.03)		(0.08)	(0.04)	(0.07)		(0.04)

Distributions to shareholders from net realized gains	—		(0.35)	(0.30)	(0.25)		(0.10)

Total distributions	(0.03)		(0.43)	(0.34)	(0.32)		(0.14)

Net asset value, end of year	$17.45		$12.14	$13.31	$12.40		$12.77

Total return(d)	44.07%		(5.88)%	10.56%	(0.40)%		22.80%

Net assets, end of year (in 000s)	$647,500		$441,314	$377,898	$318,166		$198,378

Ratio of net expenses to average net assets	0.75%		0.77%	0.79%	0.80%		0.80%

Ratio of total expenses to average net assets	0.92%		0.95%	0.96%	1.00%		1.19%

Ratio of net investment income to average net assets	0.17	%(b)	0.44%	0.62%	0.35	%(c)	0.25%

Portfolio turnover rate(e)	105%		85%	88%	32%		44%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.02 per share and 0.12% of average net assets.
(c)	Reflects income recognized from special dividends which amounted to $0.03 per share and 0.23% of average net assets.
(d)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

26	The accompanying notes are an integral part of these financial statements.

ACTIVE EQUITY MULTI-MANAGER FUNDS

Notes to Financial Statements

October 31, 2021

1. ORGANIZATION

Goldman Sachs Trust II (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”), along with their corresponding share classes and respective diversification status under the Act:

Fund	Share Classes Offered	Diversified/ Non-diversified
Multi-Manager International Equity	Class P	Diversified
Multi-Manager U.S. Small Cap Equity	Class P	Diversified

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (“Goldman Sachs”), serves as investment adviser to the Funds pursuant to management agreements (each, an “Agreement”) with the Trust. As of October 31, 2021, GSAM had sub-advisory agreements (the “Sub-Advisory Agreements”) for the Multi-Manager International Equity Fund with Causeway Capital Management LLC, Lazard Asset Management LLC (“Lazard”), Massachusetts Financial Services Company, doing business as MFS Investment Management, and WCM Investment Management, LLC; and for the Multi-Manager U.S. Small Cap Equity Fund with Boston Partners Global Investors, Inc. (“Boston Partners”), Brown Advisory LLC (“Brown”), and Victory Capital Management, Inc., (the “Underlying Managers”). Pursuant to the terms of the Sub-Advisory Agreements, the Underlying Managers are responsible for making investment decisions and managing the investments of the applicable Fund. GSAM compensates the Underlying Managers directly in accordance with the terms of the applicable Sub-Advisory Agreements. The Funds are not charged any separate or additional investment advisory fees by the Underlying Managers. As of October 31, 2021, GSAM no longer had a sub-advisory agreement with QMA LLC with respect to the Multi-Manager U.S. Small Cap Equity Fund.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions. Each Fund is an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies.

A.  Investment Valuation — The Funds’ valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income, dividend income and securities lending income, if any. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Investment income is recorded net of any foreign withholding taxes, less any amounts reclaimable. The Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments. Distributions received from the Funds’ investments in U.S. real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain and/or a return of capital. A return of capital is recorded by the Funds as a reduction to the cost basis of the REIT. For derivative contracts, realized gains and losses are recorded upon settlement of the contract.

C.  Expenses — Expenses incurred directly by a Fund are charged to the Fund, and certain expenses incurred by the Trust are allocated across the applicable Funds on a straight-line and/or pro-rata basis, depending upon the nature of the expenses, and are accrued daily.

D.  Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute each

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ACTIVE EQUITY MULTI-MANAGER FUNDS

Notes to Financial Statements (continued)

October 31, 2021

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, each Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid annually.

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from distributable earnings or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E.  Foreign Currency Translation — The accounting records and reporting currency of the Funds are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statements of Operations within net change in unrealized gain (loss) on foreign currency translation. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

F.  Commission Recapture — GSAM, on behalf of certain Funds, may direct portfolio trades, subject to seeking best execution, to various brokers who have agreed to rebate a portion of the commissions generated. Such rebates are made directly to a Fund as cash payments and are included in net realized gain (loss) from investments on the Statements of Operations.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Funds’ policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The level in the fair value hierarchy within which the fair value measurement in its entirety falls shall be determined based on the lowest level input that is significant to the fair value measurement in its entirety. The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Funds, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Funds’ investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

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3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a United States (“U.S.”) securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities will be valued at the valid closing bid price for long positions and at the valid closing ask price for short positions (i.e. where there is sufficient volume, during normal exchange trading hours). If no valid bid/ask price is available, the equity security will be valued pursuant to the Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. Certain equity securities containing unique attributes may be classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price for long positions or the last ask price for short positions, and are generally classified as Level 2. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under Fair Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

Underlying Funds (including Money Market Funds) — Underlying funds (“Underlying Funds”) include other investment companies and exchange-traded funds (“ETFs”). Investments in the Underlying Funds (except ETFs) are valued at the NAV per share on the day of valuation. ETFs are valued daily at the last sale price or official closing price on the principal exchange or system on which the investment is traded. Because the Funds invest in Underlying Funds that fluctuate in value, the Funds’ shares will correspondingly fluctuate in value. Underlying Funds are generally classified as Level 1 of the fair value hierarchy. To the extent that underlying ETFs are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. For information regarding an Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. A Fund enters into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers. For financial reporting purposes, cash collateral that has been pledged to cover obligations of a Fund and cash collateral received, if any, is reported separately on the Statement(s) of Assets and Liabilities as receivables/payables for collateral on certain derivatives contracts. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Investments.

Exchange-traded derivatives, including futures and options contracts, are generally valued at the last sale or settlement price on the exchange where they are principally traded. Exchange-traded options without settlement prices are generally valued at the midpoint of the bid and ask prices on the exchange where they are principally traded (or, in the absence of two-way trading, at the last bid price for long positions and the last ask price for short positions). Exchange-traded derivatives typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

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Notes to Financial Statements (continued)

October 31, 2021

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

i.  Forward Contracts — A forward contract is a contract between two parties to buy or sell an asset at a specified price on a future date. A forward contract settlement can occur on a cash or delivery basis. Forward contracts are marked-to-market daily using independent vendor prices, and the change in value, if any, is recorded as an unrealized gain or loss. Cash and certain investments may be used to collateralize forward contracts.

A forward foreign currency exchange contract is a forward contract in which the Fund agrees to receive or deliver a fixed quantity of one currency for another, at a pre-determined price at a future date. All forward foreign currency exchange contracts are marked to market daily by using the outright forward rates or interpolating based upon maturity dates, where available. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

ii.  Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security. Upon entering into a futures contract, a Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by a Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses.

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Funds’ investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. To the extent investments are valued using single source broker quotations obtained directly from the broker or passed through from third party pricing vendors, such investments are classified as Level 3 investments.

C.  Fair Value Hierarchy — The following is a summary of the Funds’ investments classified in the fair value hierarchy as of October 31, 2021:

MULTI-MANAGER INTERNATIONAL EQUITY

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Asia	$23,130,534	$259,226,302	$—

Australia and Oceania	—	9,306,398	—

Europe	92,752,305	807,279,389	—

North America	110,656,585	3,858,446	—

South America	14,113,807	1,323,305	—

Investment Company	51,983,928	—	—

Total	$292,637,159	$1,080,993,840	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of net asset value. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile. The Funds utilize fair value model prices provided by an independent fair value service for international equities, resulting in a Level 2 classification.

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3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

MULTI-MANAGER U.S. SMALL CAP EQUITY

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Asia	$6,791,167	$—	$—

Australia and Oceania	183,348	—	—

Europe	5,706,141	—	—

North America	602,616,059	—	—

Investment Company	32,813,363	—	—

Exchange Traded Fund	1,663,800	—	—

Total	$649,773,878	$—	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of net asset value. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile. The Funds utilize fair value model prices provided by an independent fair value service for international equities, resulting in a Level 2 classification.

For further information regarding security characteristics, see the Schedules of Investments.

4. INVESTMENTS IN DERIVATIVES

The following tables set forth, by certain risk types, the Funds’ gains (losses) related to these derivatives and their indicative volumes for the fiscal year ended October 31, 2021. These gains (losses) should be considered in the context that these derivative contracts may have been executed to create investment opportunities and/or economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statements of Operations:

Multi-Manager International Equity Fund
Risk	Statement of Operations	Net Realized Loss	Net Change in Unrealized Loss
Currency	Net realized loss from forward foreign currency exchange contracts	$(19,176)	$—

Multi-Manager U.S. Small Cap Equity Fund
Risk	Statement of Operations	Net Realized Gain	Net Change in Unrealized Gain
Equity	Net realized gain from futures contracts/Net unrealized gain on futures contracts	$1,120,286	$171,867

For the fiscal year ended October 31, 2021, the relevant values for each derivative type was as follows:

	Average Number of Contracts, Notional Amounts(a)
Fund	Futures contracts	Forward contracts
Multi-Manager International Equity	—	$82,164
Multi-Manager U.S. Small Cap Equity	31	—

(a)	Amounts disclosed represent average number of contracts for futures contracts, notional amounts for forward contracts, based on absolute values, which is indicative of volume for this derivative type, for the months that the Funds held such derivatives for the fiscal year ended October 31, 2021.

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Notes to Financial Statements (continued)

October 31, 2021

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Funds, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.

For the fiscal year ended October 31, 2021, contractual and effective net management fees with GSAM were at the following rates:

	Management Rate
Fund	Contractual Management Rate	Effective Net Management Rate*^
Multi-Manager International Equity	0.60%	0.44%
Multi-Manager U.S. Small Cap Equity	0.75	0.57

*	GSAM has agreed to waive a portion of its management fee for each Fund in order to achieve an effective net management fee rate that is equal to the actual cost of fees paid to the Fund’s Underlying Managers. These arrangements will remain in effect through at least February 28, 2022, and prior to such date, GSAM may not terminate the applicable arrangement without the approval of the Trustees.
^	Effective Net Management Rate includes the impact of management fee waivers of affiliated underlying funds, if any.

The Funds invest in Institutional Shares of the Goldman Sachs Financial Square Government Fund, which is an affiliated Underlying Fund. GSAM has agreed to waive a portion of its management fee payable by the Funds in an amount equal to the management fee it earns as an investment adviser to the affiliated Underlying Fund in which the Funds invest. For the fiscal year ended October 31, 2021, GSAM waived $55,847 and $38,417 of the management fee for the Multi-Manager International Equity and Multi-Manager U.S. Small Cap Equity Funds, respectively.

B.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Funds for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates as follows: 0.02% of the average daily net assets of Class P Shares.

C.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to reduce or limit each Fund’s “Total Annual Operating Expenses” (excluding acquired fund fees and expenses, taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such Total Annual Operating Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Total Annual Operating Expense limitations as an annual percentage rate of average daily net assets for the Multi-Manager International Equity and Multi-Manager U.S. Small Cap Equity Funds are 0.57% and 0.80%, respectively. These Other Expense limitations will remain in place through at least February 28, 2022, and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees. In addition, the Funds have entered into certain offset arrangements with the transfer agent, which may result in a reduction of the Funds’ expenses and are received irrespective of the application of the “Total Annual Operating Expense” limitations described above.

For the fiscal year ended October 31, 2021, these expense reductions, including any fee waivers and Total Annual Operating Expense reimbursements, were as follows:

Fund	Management Fee Waiver	Total Annual Operating Expense Reductions
Multi-Manager International Equity	$1,939,318	$1,939,318
Multi-Manager U.S. Small Cap Equity	981,203	981,203

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5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

D.  Line of Credit Facility — As of October 31, 2021, the Funds participated in a $1,000,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAM or its affiliates. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the fiscal year ended October 31, 2021, the Funds did not have any borrowings under the facility. Prior to April 26, 2021 the facility was $700,000,000.

E.  Other Transactions with Affiliates — For the fiscal year ended October 31, 2021, Goldman Sachs earned $20,346 and $1,035, in brokerage commissions from portfolio transactions, including futures transactions executed with Goldman Sachs as the Futures Commission Merchant, on behalf of the Multi-Manager International Equity and Multi-Manager U.S. Small Cap Equity Funds, respectively.

The following table provides information about the Funds’ investments in the Goldman Sachs Financial Square Government Fund as of and for the fiscal year ended October 31, 2021:

Fund	Market Value as of October 31, 2020	Purchases at Cost	Proceeds from Sales	Market Value as of October 31, 2021	Shares as of October 31, 2021	Dividend Income
Multi-Manager International Equity	$24,436,920	$806,822,852	$(779,275,844)	$51,983,928	51,983,928	$9,530
Multi-Manager U.S. Small Cap Equity	22,519,566	580,094,216	(569,800,419)	32,813,363	32,813,363	6,038

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended October 31, 2021, were as follows:

Fund	Purchases	Sales and Maturities
Multi-Manager International Equity	$836,606,493	$713,026,392
Multi-Manager U.S. Small Cap Equity	564,972,621	557,340,179

7. TAX INFORMATION

The tax character of distributions paid during the fiscal year ended October 31, 2021 was as follows:

	Multi-Manager International Equity Fund	Multi-Manager U.S. Small Cap Equity Fund
Distributions paid from:
Ordinary income	$10,201,242	$1,238,041
Net long-term capital gains	—	—
Total taxable distributions	$10,201,242	$1,238,041

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Notes to Financial Statements (continued)

October 31, 2021

7. TAX INFORMATION (continued)

The tax character of distributions paid during the fiscal year ended October 31, 2020 was as follows:

	Multi-Manager International Equity Fund	Multi-Manager U.S. Small Cap Equity Fund
Distributions paid from:
Ordinary income	$19,137,491	$2,259,775
Net long-term capital gains	1,149,216	9,997,976
Total taxable distributions	$20,286,707	$12,257,751

As of October 31, 2021, the components of accumulated earnings (losses) on a tax basis were as follows:

	Multi-Manager International Equity Fund	Multi-Manager U.S. Small Cap Equity Fund
Undistributed ordinary income — net	$53,734,530	$54,738,538
Undistributed long-term capital gains	51,051,407	50,174,665
Total undistributed earnings	$104,785,937	$104,913,203
Capital loss carryforwards:(1)
Perpetual Short-Term	—	—
Timing differences
Unrealized gains (losses) — net	302,488,400	113,033,436
Total accumulated earnings net	$407,274,337	$217,946,639

(1)	The Multi-Manager International Equity Fund and Multi-Manager U.S. Small Cap Equity Fund utilized $17,919,843 and $8,846,120 respectively of capital losses in the current fiscal year.

As of October 31, 2021, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Multi-Manager International Equity Fund	Multi-Manager U.S. Small Cap Equity Fund
Tax Cost	$1,070,739,551	$536,740,442
Gross unrealized gain	324,214,456	137,999,604
Gross unrealized loss	(21,726,056)	(24,966,168)
Net unrealized gains (losses)	$302,488,400	$113,033,436

The difference between GAAP-basis and tax basis unrealized gains (losses) is attributable primarily to wash sales, and differences in the tax treatment of passive foreign investment company investments.

The Multi-Manager U.S. Small Cap Equity Fund reclassed $18,439 from distributable earnings to paid in capital for the year ending October 31, 2021. In order to present certain components of the Funds’ capital accounts on a tax-basis, certain reclassifications have been recorded to the Funds’ accounts. These reclassifications have no impact on the net asset value of the Funds’ and result primarily from redemptions utilized as distributions.

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7. TAX INFORMATION (continued)

GSAM has reviewed the Funds’ tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

8. OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Derivatives Risk — The Funds’ use of derivatives may result in loss. Derivative instruments, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other instruments, may be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the Funds. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments. Losses from derivatives can also result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged.

Foreign and Emerging Countries Risk — Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. Foreign securities may be subject to risk of loss because of more or less foreign government regulation; less public information; less stringent investor protections; less stringent accounting, corporate governance, financial reporting and disclosure standards; and less economic, political and social stability in the countries in which a Fund invests. The imposition of exchange controls (including repatriation restrictions), confiscations of assets and property, trade restrictions (including tariffs) and other government restrictions by the U.S. or other governments, or problems with registration, settlement or custody, may also result in losses. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which a Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that a Fund also invests in securities of issuers located in, or economically tied to, emerging markets, these risks may be more pronounced.

Foreign Custody Risk — The Fund invests in foreign securities, the Fund may hold such securities and cash with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). Some foreign custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over, or independent evaluation of, their operations. Further, the laws of certain countries may place limitations on a Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy. Investments in emerging markets may be subject to even greater custody risks than investments in more developed markets. Custody services in emerging market countries are very often undeveloped and may be considerably less well regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

Investments in Other Investment Companies Risk — As a shareholder of another investment company, including an exchange traded fund (“ETF”), a Fund will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund. ETFs are subject to risks that do not apply to conventional mutual funds, including, but not limited to, the following: (i) the market price of the ETF’s shares may trade at a premium or a discount to their NAV; and (ii) an active trading market for an ETF’s shares may not develop or be maintained.

Geographic Risk — If a Fund focuses its investments in securities of issuers located in a particular country or geographic region, the Fund may be subjected, to a greater extent than if its investments were less focused, to the risks of volatile economic cycles and/or conditions and developments that may be particular to that country or region, such as: adverse securities markets; adverse exchange rates; adverse social, political, regulatory, economic, business, environmental or other developments; or natural disasters.

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Notes to Financial Statements (continued)

October 31, 2021

8. OTHER RISKS (continued)

Large Shareholder Transactions Risk — A Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include a Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of a Fund. Such large shareholder redemptions, which may occur rapidly or unexpectedly, may cause a Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact a Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that the Fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would.

Liquidity Risk — A Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period or without significant dilution to remaining investors’ interests because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions. If a Fund is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect the Fund’s NAV and dilute remaining investors’ interests. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities or the lack of an active market. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, potentially causing increased supply in the market due to selling activity. These risks may be more pronounced in connection with the Funds’ investments in securities of issuers located in emerging market countries. Redemptions by large shareholders may have a negative impact on a Fund’s liquidity.

Market and Credit Risks — In the normal course of business, a Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). The value of the securities in which a Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets. Events such as war, acts of terrorism, social unrest, natural disasters, the spread of infectious illness or other public health threats could also significantly impact a Fund and its investments. Additionally, a Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

Multi-Manager Approach Risk — The Funds’ performance depends on the ability of the Investment Adviser in selecting, overseeing, and allocating Fund assets to the Underlying Managers. The Underlying Managers’ investment styles may not always be complementary. The Funds’ multi-manager approach may result in the Fund investing a significant percentage of its assets in certain types of investments, which could be beneficial or detrimental to the Funds’ performance depending on the performance of those investments and the overall market environment. The Funds’ Underlying Managers may underperform the market generally or underperform other investment managers that could have been selected for the Funds. Because the Funds’ Underlying Managers may trade with counterparties, prime brokers, clearing brokers or futures commission merchants on terms that are different than those on which the Investment Adviser would trade, and because each Underlying Manager applies its own risk analysis in evaluating potential counterparties for the Funds, the Funds may be subject to greater counterparty risk than if they were managed directly by the Investment Adviser.

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ACTIVE EQUITY MULTI-MANAGER FUNDS

9. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

10. OTHER MATTERS

Pursuant to an effort to consolidate the membership of the Board of Trustees of the Trust (the “Board”) with the Board of Trustees of each of Goldman Sachs ETF Trust, Goldman Sachs MLP and Energy Renaissance Fund and Goldman Sachs Real Estate Diversified Income Fund, at a meeting held on August 10-11, 2021, the Board voted to nominate Steven D. Krichmar, Linda A. Lang, Michael Latham and Lawrence W. Stranghoener (the “Nominees”) for election as Trustees of the Trust at a virtual special joint meeting of shareholders to be held on December 3, 2021. Each of the Nominees (except Mr. Krichmar) currently serves as a Trustee of Goldman Sachs ETF Trust, Goldman Sachs MLP and Energy Renaissance Fund and Goldman Sachs Real Estate Diversified Income Fund. Mr. Krichmar currently serves as a Trustee of the Trust. If elected, the Nominees will serve as Trustees alongside the current Trustees of the Trust. The Funds will bear a portion of the proxy solicitation, shareholder meeting and other related costs and GSAM has agreed to reimburse each Fund if such expenses increase the Fund’s total expense ratio by more than a specified percentage. This annual report is not a proxy statement. Information regarding the election of the Nominees is contained in the proxy materials filed with the SEC. The proxy statement has been mailed to shareholders of record, and shareholders can also access the proxy statement, and any other relevant documents, on the SEC’s website.

11. SUBSEQUENT EVENTS

Subsequent events after the Statements of Assets and Liabilities date have been evaluated, and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

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ACTIVE EQUITY MULTI-MANAGER FUNDS

Notes to Financial Statements (continued)

October 31, 2021

12. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Multi-Manager International Equity Fund

	For the Fiscal Year Ended October 31, 2021		For the Fiscal Year Ended October 31, 2020

	Shares	Dollars	Shares	Dollars

Class P Shares
Shares sold	26,007,978	$371,379,307	21,296,099	$233,465,188
Reinvestment of distributions	738,685	10,201,242	1,674,735	20,286,707
Shares redeemed	(17,085,264)	(243,797,703)	(13,946,622)	(156,469,045)

NET INCREASE	9,661,399	$137,782,846	9,024,212	$97,282,850

	Multi-Manager U.S. Small Cap Equity Fund

	For the Fiscal Year Ended October 31, 2021		For the Fiscal Year Ended October 31, 2020

	Shares	Dollars	Shares	Dollars

Class P Shares
Shares sold	9,890,011	$163,430,350	14,235,882	$154,170,464
Reinvestment of distributions	82,371	1,238,041	895,132	12,257,751
Shares redeemed	(9,219,404)	(147,446,731)	(7,156,901)	(83,462,509)

NET INCREASE	752,978	$17,221,660	7,974,113	$82,965,706

38

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Goldman Sachs Trust II and Shareholders of Goldman Sachs Multi-Manager International Equity Fund and Goldman Sachs Multi-Manager U.S. Small Cap Equity Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Goldman Sachs Multi-Manager International Equity Fund and Goldman Sachs Multi-Manager U.S. Small Cap Equity Fund (two of the funds constituting Goldman Sachs Trust II, hereafter collectively referred to as the “Funds”) as of October 31, 2021, the related statements of operations for the year ended October 31, 2021, the statements of changes in net assets for each of the two years in the period ended October 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2021, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended October 31, 2021 and each of the financial highlights for each of the five years in the period ended October 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

December 23, 2021

We have served as the auditor of one or more investment companies in the Goldman Sachs fund complex since 2000.

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ACTIVE EQUITY MULTI-MANAGER FUNDS

Fund Expenses — Six Month Period Ended October 31, 2021 (Unaudited)

As a shareholder of Class P Shares of the Funds, you incur two types of costs: (1) transaction costs, including sales charges on purchase payments, and (2) ongoing costs, including management fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2021 through October 31, 2021, which represents a period of 184 days in a 365 day year.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Multi-Manager International Equity Fund				Multi-Manager U.S. Small Cap Equity Fund
Share Class	Beginning Account Value 5/1/21	Ending Account Value 10/31/21		Expenses Paid for the 6 months ended 10/31/21*	Beginning Account Value 5/1/21	Ending Account Value 10/31/21		Expenses Paid for the 6 months ended 10/31/21*
Class P
Actual	$1,000.00	$1,054.70		$2.90	$1,000.00	$1,012.20		$3.96
Hypothetical 5% return	1,000.00	1,022.38	+	2.85	1,000.00	1,021.27	+	3.97

*	Expenses for each share class are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended October 31, 2021. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class P
Multi-Manager International Equity	0.56%
Multi-Manager U.S. Small Cap Equity	0.75

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

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ACTIVE EQUITY MULTI-MANAGER FUNDS

Statement Regarding Basis for Approval of Management Agreement and Sub-Advisory Agreements (Unaudited)

Background

The Multi-Manager International Equity Fund and Multi-Manager U.S. Small Cap Equity Fund (the “Funds”) are investment portfolios of Goldman Sachs Trust II (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Funds at regularly scheduled meetings held throughout the year. Each Fund employs a “manager of managers” structure, whereby Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) is responsible for selecting sub-advisers (subject to Board approval), allocating the Fund’s assets among them, and overseeing their day-to-day management of Fund assets. The Board determines annually whether to approve the continuance of the Trust’s investment management agreement (the “Management Agreement”) with the Investment Adviser on behalf of the Funds.

The Management Agreement was most recently approved for continuation until August 31, 2022 by the Board, including those Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on August 10-11, 2021 (the “Annual Meeting”). At the Annual Meeting, the Board also considered the sub-advisory agreements (each a “ Designated Sub-Advisory Agreement” and, together with the Management Agreement, the “Agreements”) between the Investment Adviser and (i) each of Causeway Capital Management LLC, Massachusetts Financial Services Company (d/b/a MFS Investment Management)t, and WCM Investment Management (on behalf of Multi-Manager International Equity Fund); and (ii) each of Boston Partners Global Investors, Inc., Brown Advisory LLC, and Victory Capital Management, Inc. (on behalf of Multi-Manager U.S. Small Cap Equity Fund) (collectively, the “Designated Sub-Advisers”).

The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meeting. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held four meetings over the course of the year since the Management Agreement was last approved. At those Committee meetings, regularly scheduled Board or other committee meetings, and/or the Annual Meeting, matters relevant to the renewal of the Management Agreement and the Designated Sub-Advisory Agreements were considered by the Board, or the Independent Trustees, as applicable. With respect to each Fund, such matters included:

(a)	the nature and quality of the advisory, administrative, and other services provided to the Fund by the Investment Adviser and its affiliates, and the Designated Sub-Advisers, including, as applicable, information about:
(i)	the structure, staff, and capabilities of the Investment Adviser and the Designated Sub-Advisers and the Designated Sub-Advisers’ portfolio management teams;
(ii)	the groups within the Investment Adviser and its affiliates that support the portfolio management teams or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services, and operations); controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, compliance testing, market risk analysis, finance, and central funding); sales and distribution support groups, and others (e.g., information technology and training);
(iii)	trends in employee headcount;
(iv)	the Investment Adviser’s financial resources and ability to hire and retain talented personnel and strengthen its operations; and
(v)	the parent company’s support of the Investment Adviser and its mutual fund business, as expressed by the firm’s senior management;
(b)	information on the investment performance of the Fund, including comparisons to the performance of similar mutual funds, as provided by a third-party mutual fund data provider engaged as part of the contract review process (the “Outside Data Provider”), benchmark performance indices, and commingled investment vehicles with comparable investment strategies managed by the Investment Adviser, as well as general investment outlooks in the markets in which the Fund invests;
(c)	information provided by the Investment Adviser indicating the Investment Adviser’s views on whether the Fund’s peer group and/or benchmark index had high, medium, or low relevance given the Fund’s particular investment strategy;
(d)	the terms of the Agreements and other agreements with affiliated service providers entered into by the Trust on behalf of the Fund;
(e)	fee and expense information for the Fund, including:
(i)	the relative management fee and expense levels of the Fund as compared to those of comparable funds managed by other advisers, as provided by the Outside Data Provider;
(ii)	the Fund’s expense trends over time; and
(iii)	comparative information on the advisory fees charged and services provided by the Investment Adviser to certain collective investment vehicles that it manages with comparable investment strategies;

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Statement Regarding Basis for Approval of Management Agreement and Sub-Advisory Agreements (Unaudited) (continued)

(f)	with respect to the extensive investment performance and expense comparison data provided by the Outside Data Provider, its processes in producing that data for the Fund;
(g)	the undertakings of the Investment Adviser and its affiliates to implement fee waivers and/or expense limitations;
(h)	information relating to the profitability of the Management Agreement and the transfer agency arrangements of the Fund to the Investment Adviser and its affiliates;
(i)	whether the Fund’s existing management fee schedule adequately addressed any economies of scale;
(j)	a summary of the “fall-out” benefits derived by the Investment Adviser and its affiliates from their relationships with the Fund, including the fees received by the Investment Adviser’s affiliates from the Fund for transfer agency, portfolio trading, and other services;
(k)	a summary of potential benefits derived by the Fund as a result of its relationship with the Investment Adviser;
(l)	with respect to the Investment Adviser, portfolio manager ownership of Fund shares; the manner in which portfolio manager compensation is determined; information on the Designated Sub-Advisers’ compensation arrangements; and the number and types of accounts managed by the portfolio managers;
(m)	the nature and quality of the services provided to the Fund by its unaffiliated service providers (as well as the Designated Sub-Advisers), and the Investment Adviser’s general oversight and evaluation (including reports on due diligence) of those service providers as part of the administrative services provided under the Management Agreement; and
(n)	the Investment Adviser’s and Designated Sub-Advisers’ processes and policies addressing various types of potential conflicts of interest; their approaches to risk management; the annual review of the effectiveness of the Fund’s compliance program; and periodic compliance reports.

The Trustees also received an overview of the Funds’ distribution arrangements. They received information regarding the Funds’ assets and share purchase and redemption activity.

The presentations made at the Board and Committee meetings and at the Annual Meeting encompassed the Funds and other mutual funds for which the Board of Trustees has responsibility. In evaluating the Agreements at the Annual Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Funds and the respective services of the Investment Adviser and its affiliates, and the Designated Sub-Advisers. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and the Investment Adviser addressed the questions and concerns of the Trustees, including concerns regarding the investment performance of certain of the funds they oversee. In addition, the Trustees periodically received written materials and oral presentations from the Funds’ various sub-advisers, including the Designated Sub-Advisers. The Independent Trustees were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of mutual fund investment management agreements under applicable law. In addition, the Investment Adviser and its affiliates provided the Independent Trustees with a written response to a formal request for information sent on behalf of the Independent Trustees by their independent legal counsel. The Trustees reviewed a written response prepared by each Designated Sub-Adviser to a similar request for information submitted to the Designated Sub-Adviser by the Investment Adviser. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present.

Nature, Extent, and Quality of the Services Provided Under the Management Agreement

As part of their review, the Trustees considered the nature, extent, and quality of the services provided to the Funds by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services and non-advisory services that are provided by the Investment Adviser and its affiliates. The Trustees noted the transition in the leadership and changes in personnel of various of the Investment Adviser’s portfolio management teams that had occurred in recent periods, and the ongoing recruitment efforts aimed at bringing high quality investment talent to the Investment Adviser. They also noted the Investment Adviser’s commitment to maintaining high quality systems and expending substantial resources to respond to ongoing changes to the market, regulatory and control environment in which the Funds and their service providers operate, including changes associated with the COVID-19 pandemic, as well as the efforts of the Investment Adviser and its affiliates to combat cyber security risks. The Trustees also considered information regarding the Investment Adviser’s and the Funds’ various sub-advisers’ business continuity planning and remote operations capabilities. The Trustees concluded that the Investment Adviser continued to commit substantial financial and operational resources to the Funds and expressed confidence that the Investment Adviser would continue to do so in the future. The Trustees also recognized that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Funds and the Investment Adviser and its affiliates. In addition, the Trustees reviewed the Sub-Adviser oversight process that the Investment Adviser had employed, which included areas such as investment analytics, risk management, and compliance.

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Statement Regarding Basis for Approval of Management Agreement and Sub-Advisory Agreements (Unaudited) (continued)

Investment Performance

The Trustees also considered the investment performance of the Funds. In this regard, they compared the investment performance of each Fund to its peers using rankings and ratings compiled by the Outside Data Provider, and updated performance information prepared by the Investment Adviser using the peer groups identified by the Outside Data Provider. The Trustees also reviewed each Fund’s investment performance relative to its performance benchmark. As part of this review, they considered the investment performance trends of the Funds over time, and reviewed the investment performance of each Fund in light of its investment objective and policies and market conditions. The Trustees considered the Investment Adviser’s representations that each Fund had significant differences from its Outside Data Provider peer group that caused it to be an imperfect basis for comparison. The Trustees also compared the investment performance of each Fund to the performance of comparable unregistered funds for which the Investment Adviser also serves as investment adviser. They considered that the unregistered funds provide an imperfect performance comparison because they are not subject to the requirements of the Investment Company Act of 1940, as amended.

In addition, the Trustees considered materials prepared and presentations made by the Investment Adviser’s senior management and the Sub-Advisers’ portfolio management personnel in which Fund performance was assessed. The Trustees also considered the Investment Adviser’s periodic reports with respect to the Funds’ risk profiles, and how the Investment Adviser’s approach to risk monitoring and management influences portfolio management.

The Trustees noted that the Multi-Manager International Equity Fund had placed in the top half of its performance peer group for the one- and three-year period, and had outperformed its benchmark index for the one- and three-year periods ended March 31, 2021. They noted that the Multi-Manager U.S. Small Cap Equity Fund had placed in the top half of its performance peer group for the one-year period and in the third quartile for the three-year period, and had underperformed its benchmark index for the one- and three-year periods ended March 31, 2021.

Costs of Services Provided and Competitive Information

The Trustees considered the contractual terms of the Management Agreement, the fee rates payable by each Fund thereunder. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Funds, which included both advisory and administrative services that were directed to the needs and operations of the Funds as registered mutual funds.

In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Funds, as well as additional information provided by the Investment Adviser throughout the year. The analyses provided a comparison of each Fund’s management fee to those of a relevant peer group and category universe; an expense analysis which compared each Fund’s overall net and gross expenses to a peer group and a category universe; and data comparing each Fund’s net expenses to the peer and category medians. The analyses also compared each Fund’s other expenses and fee waivers/reimbursements to those of the peer group and category medians. The Trustees also considered comparative fee information for services provided by the Investment Adviser to collective investment vehicles having investment objectives and policies similar to those of the Funds. The Trustees considered that services provided to the Funds differed in various significant respects from the services provided to these collective investment vehicles, which generally operated under less stringent regulatory and financial reporting requirements and required fewer services from the Investment Adviser. The Trustees concluded that the comparisons provided by the Outside Data Provider and the Investment Adviser were useful in evaluating the reasonableness of the management fees and total expenses paid by the Funds.

The Trustees considered the Investment Adviser’s undertaking to waive a portion of the management fee payable by each Fund. In this regard the Trustees noted that shareholders that are invested in the Funds consist of institutional clients that have entered into a separate management agreement with the Investment Adviser and pay a single management fee for the Investment Adviser’s management of their accounts, and that the Investment Adviser waives a portion of the management fee with respect to each Fund in order to achieve an effective net management fee rate that is equal to the actual cost of fees paid to the Fund’s sub-advisers. They also considered the Investment Adviser’s undertaking to limit each Fund’s total annual operating expenses (excluding certain expenses) to a specified level. In addition, the Trustees noted that shareholders are able to redeem their Fund shares at any time if shareholders believe that the Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

The Investment Adviser’s Profitability

The Trustees reviewed each Fund’s contribution to the Investment Adviser’s revenues and pre-tax profit margins. In this regard the Trustees noted that they had received, among other things, profitability analyses and summaries, revenue and expense

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Statement Regarding Basis for Approval of Management Agreement and Sub-Advisory Agreements (Unaudited) (continued)

schedules by Fund and by function (i.e., investment management, transfer agency and distribution and service), and information on the Investment Adviser’s expense allocation methodology. They observed that the profitability and expense figures are substantially similar to those used by the Investment Adviser for many internal purposes, including compensation decisions among various business groups, and are thus subject to a vigorous internal debate about how certain revenue and expenses should be allocated. The Trustees also noted that the internal audit group within the Goldman Sachs organization periodically audits the expense allocation methodology and that the internal audit group was satisfied with the reasonableness, consistency, and accuracy of the Investment Adviser’s expense allocation methodology. Profitability data for each Fund was provided for 2020 and 2019, and the Trustees considered this information in relation to the Investment Adviser’s overall profitability.

Economies of Scale

The Trustees considered the information that had been provided regarding whether there have been economies of scale with respect to the management of the Funds. The Trustees considered that the Funds are offered to the Investment Adviser’s institutional clients as part of an investment model whereby the Funds and other funds act as core “building blocks” with which the client and the Investment Adviser form an investment strategy for the client’s portfolio. The Trustees considered the Investment Adviser’s representations that its clients benefit from this investment model with increased liquidity, increased investment oversight, access to new investment strategies, economies of scale, and reduced complexity in managing client portfolios. The Trustees noted that, pursuant to the model, clients pay a management fee for the Investment Adviser’s management of their accounts, and that the fund-level management fees in excess of the weighted average sub-advisory fees are waived in order to avoid charging two layers of management fees. The Trustees considered that there are no breakpoints in the fee rate payable under the Management Agreement for each of the Funds.

The Trustees considered the amounts of assets in the Funds; the Funds’ recent share purchase and redemption activity; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and their realized profits (if any); information comparing fee rates charged by the Investment Adviser with fee rates charged to other funds in the peer groups; and the Investment Adviser’s undertakings to waive a portion of its management fee and to limit certain expenses of the Funds that exceed specified levels. The Trustees also considered the relationship between the advisory and sub-advisory fee rate schedules.

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationships with the Funds, including: (a) transfer agency fees received by Goldman Sachs & Co. LLC (“Goldman Sachs”); (b) brokerage and futures commissions earned by Goldman Sachs for executing securities transactions (in its capacity as clearing broker) and futures transactions on behalf of the Funds; (c) the Investment Adviser’s ability to leverage the infrastructure designed to service the Funds on behalf of the Investment Adviser’s other clients; (d) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (e) the Investment Adviser’s ability to negotiate better pricing with the Funds’ custodian on behalf of its other clients, as a result of the relationship with the Funds; (f) the investment of cash and cash collateral in money market funds managed by the Investment Adviser that will result in increased assets under management for those money market funds; (g) the investment in exchange-traded funds (“ETFs”) managed by the Investment Adviser that will result in increased assets under management for those ETFs and may facilitate the development of the Investment Adviser’s ETF advisory business; and (h) the possibility that the working relationship between the Investment Adviser and the Funds’ third-party service providers (including Sub-Advisers) may cause those service providers to be more likely to do business with other areas of Goldman Sachs. In the course of considering the foregoing, the Independent Trustees requested and received further information quantifying certain of these fall-out benefits.

Other Benefits to the Funds and Their Shareholders

The Trustees also noted that the Funds receive certain other potential benefits as a result of their relationship with the Investment Adviser, including: (a) enhanced servicing from vendors due to the volume of business generated by the Investment Adviser and its affiliates; (b) the advantages received from the Investment Adviser’s knowledge and experience gained from managing other accounts and products; (c) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Funds because of the reputation of the Goldman Sachs organization; (d) the Funds’ access, through the Investment Adviser, to certain firm-wide resources (e.g., proprietary risk management systems and databases), subject to certain restrictions; (e) the Funds’ ability to aggregate assets managed by certain sub-advisers with those of other clients of the Investment Adviser for purposes of applying breakpoints in a sub-advisory agreement; and (f) the Funds’ access to certain affiliated distribution channels.

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Statement Regarding Basis for Approval of Management Agreement and Sub-Advisory Agreements (Unaudited) (continued)

Conclusion

In connection with their consideration of the Management Agreement, the Trustees gave weight to various factors, but did not identify any particular factor as controlling their decision. After deliberation and consideration of the information provided, including the factors described above, the Trustees, including the Independent Trustees, unanimously concluded, in the exercise of their business judgment, that the investment management fees paid by each Fund were reasonable in light of the factors considered, and that the Management Agreement, and the terms thereof, should be approved and continued with respect to each Fund until August 31, 2022.

Designated Sub-Advisory Agreements

Nature, Extent, and Quality of the Services Provided Under the Designated Sub-Advisory Agreements and Performance

In evaluating the Designated Sub-Advisory Agreements, the Trustees relied upon materials furnished and presentations made by the Investment Adviser and the Designated Sub-Advisers. In evaluating the nature, extent, and quality of services provided by each Designated Sub-Adviser, the Trustees considered information on the services provided to the Funds by their respective Designated Sub-Advisers, including information about each Designated Sub-Adviser’s (a) personnel and compensation structure; (b) track record in managing the Fund and, if applicable, other funds and/or accounts with investment strategies similar to those employed on behalf of the Funds; (c) policies and procedures in place to address potential conflicts of interest; and (d) compliance program and code of ethics. In this regard, they also considered assessments provided by the Investment Adviser of each Designated Sub-Adviser, the Designated Sub-Adviser’s investment strategies and personnel, and its compliance program. The Trustees also considered information regarding each Designated Sub-Adviser’s business continuity planning and remote operations in the current environment. The Trustees also reviewed the operations and investment performance of each Designated Sub-Adviser’s respective sleeve of the applicable Fund since its inception, including a comparison of each Designated Sub-Adviser to relevant benchmark indices based on various metrics, including realized beta, excess return, alpha, and volatility.

Costs of Services Provided

The Trustees reviewed the terms of each Designated Sub-Advisory Agreement, including the schedule of fees payable to the Designated Sub-Advisers. They considered any breakpoints in the sub-advisory fee rate payable under each Designated Sub-Advisory Agreement. The Trustees noted that the compensation paid to each Designated Sub-Adviser is paid by the Investment Adviser, not by the Funds. The Trustees considered that certain Designated Sub-Advisers had agreed to reduce their sub-advisory fee rate, which benefited shareholders of the applicable Funds in light of the existing management fee waiver arrangement. The Trustees reviewed the blended average of all sub-advisory fees paid by the Investment Adviser with respect to each Fund in light of the overall management fee paid by each Fund. They also considered the Investment Adviser’s undertaking to waive a portion of its management fee which is in excess of the weighted average of each Fund’s sub-advisory fees.

Conclusion

In connection with their consideration of the Designated Sub-Advisory Agreements, the Trustees gave weight to various factors, but did not identify any particular factor as controlling their decision. After deliberation and consideration of the information provided, including the factors described above, the Trustees, including the Independent Trustees, unanimously concluded, in the exercise of their business judgment, that the sub-advisory fees paid by the Investment Adviser to each Designated Sub-Adviser were reasonable in light of the factors considered, and that each Designated Sub-Advisory Agreement should be approved and continued until August 31, 2022.

Background

The Multi-Manager International Equity Fund (the “Fund”) is an investment portfolio of Goldman Sachs Trust II (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Fund at regularly scheduled meetings held throughout the year. The Fund employs a “manager of managers” structure, whereby Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) is responsible for selecting sub-advisers (subject to Board approval), allocating the assets of the Fund among them, and overseeing their day-to-day management of Fund assets.

Upon the recommendation of the Investment Adviser, at a meeting held on May 11-12, 2021, the Trustees present, including those Trustees who are not “interested persons” as defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”), approved a sub-advisory agreement (the “Sub-Advisory Agreement”) between the Investment Adviser and Lazard Asset Management LLC (the “Sub-Adviser”) on behalf of the Fund. In connection with their evaluation of the Sub-Advisory Agreement, the Trustees received written materials and oral presentations prepared by the Investment Adviser and the Sub-Adviser

45

ACTIVE EQUITY MULTI-MANAGER FUNDS

Statement Regarding Basis for Approval of Management Agreement and Sub-Advisory Agreements (Unaudited) (continued)

on the topics covered, and were advised by their independent legal counsel. In addition, the Trustees received information prepared by the Sub-Adviser in a written response to a formal request from the Investment Adviser.

Nature, Extent, and Quality of the Services to be Provided Under the Sub-Advisory Agreement

In evaluating the Sub-Advisory Agreement, the Trustees relied on the information provided by the Investment Adviser and the Sub-Adviser. In evaluating the nature, extent and quality of services to be provided by the Sub-Adviser, the Trustees considered information about the Sub-Adviser’s (a) personnel and compensation structure; (b) track record in managing other funds and accounts with investment strategies similar to those to be employed on behalf of the Fund; (c) policies and procedures in place to address potential conflicts of interest; and (d) compliance program and code of ethics. In this regard, they considered assessments provided by the Investment Adviser of the Sub-Adviser, the Sub-Adviser’s investment strategies and personnel, and its compliance program. The Trustees considered that the Sub-Adviser currently manages other assets for the Investment Adviser’s clients and had previously managed a portion of the Multi-Manager Non-Core Fixed Income Fund and Multi-Manager U.S. Dynamic Equity Fund (a former series of the Trust). They noted that, because the Sub-Adviser had not previously provided services to the Fund, there was no performance information to evaluate with respect to the Fund.

Costs of Services to be Provided

The Trustees reviewed the terms of the Sub-Advisory Agreement and the proposed fee schedule. They noted that the compensation paid to the Sub-Adviser would be paid by the Investment Adviser, not by the Fund. They also noted that the terms of the Sub-Advisory Agreement were the result of arms’ length negotiations between the Investment Adviser and the Sub-Adviser. The Trustees reviewed the anticipated blended average of all sub-advisory fees to be paid by the Investment Adviser with respect to the Fund and how it would change upon hiring the Sub-Adviser. The Trustees considered the Investment Adviser’s undertaking to waive the portion of its management fee which is in excess of the weighted average of the Fund’s sub-advisory fees.

Conclusion

In connection with their consideration of the Sub-Advisory Agreement, the Trustees gave weight to various factors, but did not identify any particular factor as controlling their decision. After deliberation and consideration of the information provided, including the factors described above, the Trustees present, including the Independent Trustees, unanimously concluded, in the exercise of their business judgment, that the sub-advisory fees to be paid by the Investment Adviser to the Sub-Adviser were reasonable in light of the factors considered, and that the Sub-Advisory Agreement, and the terms thereof, should be approved for a period of two years from its effective date.

Background

The Multi-Manager U.S. Small Cap Equity Fund (the “Fund”) is an investment portfolio of Goldman Sachs Trust II (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Fund at regularly scheduled meetings held throughout the year. The Fund employs a “manager of managers” structure, whereby Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) is responsible for selecting sub-advisers (subject to Board approval), allocating the assets of the Fund among them, and overseeing their day-to-day management of Fund assets.

Upon the recommendation of the Investment Adviser, at a meeting held on May 11-12, 2021, the Trustees present, including those Trustees who are not “interested persons” as defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”), approved a sub-advisory agreement (the “Sub-Advisory Agreement”) between the Investment Adviser and Victory Capital Management, Inc. (“Victory”) on behalf of its investment franchise, Sycamore Capital (the “Sub-Adviser”) on behalf of the Fund. In connection with their evaluation of the Sub-Advisory Agreement, the Trustees received written materials and oral presentations prepared by the Investment Adviser and the Sub-Adviser on the topics covered, and were advised by their independent legal counsel. In addition, the Trustees received information prepared by the Sub-Adviser in a written response to a formal request from the Investment Adviser.

Nature, Extent, and Quality of the Services to be Provided Under the Sub-Advisory Agreement

In evaluating the Sub-Advisory Agreement, the Trustees relied on the information provided by the Investment Adviser and the Sub-Adviser. In evaluating the nature, extent and quality of services to be provided by the Sub-Adviser, the Trustees considered information about the Sub-Adviser’s (a) personnel and compensation structure; (b) track record in managing other funds and accounts with investment strategies similar to those to be employed on behalf of the Fund; (c) policies and procedures in place to address potential conflicts of interest; and (d) compliance program and code of ethics. In this regard, they considered assessments

46

ACTIVE EQUITY MULTI-MANAGER FUNDS

Statement Regarding Basis for Approval of Management Agreement and Sub-Advisory Agreements (Unaudited) (continued)

provided by the Investment Adviser of the Sub-Adviser, the Sub-Adviser’s investment strategies and personnel, and its compliance program. The Trustees considered that Victory currently manages other assets for the Investment Adviser’s clients, including a portion of the assets of the Fund managed by another investment franchise of Victory. They noted that, because the Sub-Adviser had not previously provided services to the Fund, there was no performance information to evaluate with respect to the Fund.

Costs of Services to be Provided

The Trustees reviewed the terms of the Sub-Advisory Agreement and the proposed fee schedule, which includes breakpoints. They noted that the compensation paid to the Sub-Adviser would be paid by the Investment Adviser, not by the Fund. They also noted that the terms of the Sub-Advisory Agreement were the result of arms’ length negotiations between the Investment Adviser and the Sub-Adviser. The Trustees reviewed the anticipated blended average of all sub-advisory fees to be paid by the Investment Adviser with respect to the Fund and how it would change upon hiring the Sub-Adviser. The Trustees considered the Investment Adviser’s undertaking to waive the portion of its management fee which is in excess of the weighted average of the Fund’s sub-advisory fees.

Conclusion

In connection with their consideration of the Sub-Advisory Agreement, the Trustees gave weight to various factors, but did not identify any particular factor as controlling their decision. After deliberation and consideration of the information provided, including the factors described above, the Trustees present, including the Independent Trustees, unanimously concluded, in the exercise of their business judgment, that the sub-advisory fees to be paid by the Investment Adviser to the Sub-Adviser were reasonable in light of the factors considered, and that the Sub-Advisory Agreement, and the terms thereof, should be approved for a period of two years from its effective date.

47

ACTIVE EQUITY MULTI-MANAGER FUNDS

Trustees and Officers (Unaudited)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

Cheryl K. Beebe Age: 65	Chair of the Board of Trustees	Since 2017 (Trustee since 2015)	Ms. Beebe is retired. She is Director, Packaging Corporation of America (2008-Present); Director, The Mosaic Company (2019-Present); Director, HanesBrands Inc. (2020-Present); and was formerly Director, Convergys Corporation (a global leader in customer experience outsourcing) (2015-2018); and formerly held the position of Executive Vice President, (2010-2014); and Chief Financial Officer, Ingredion, Inc. (a leading global ingredient solutions company) (2004-2014). Chair of the Board of Trustees — Goldman Sachs Trust II.	18	Packaging Corporation of America (producer of container board); The Mosaic Company (producer of phosphate and potash fertilizer); HanesBrands Inc. (a multinational clothing company)

Lawrence Hughes Age: 63	Trustee	Since 2016	Mr. Hughes is retired. Formerly, he held senior management positions with BNY Mellon Wealth Management, a division of The Bank of New York Mellon Corporation (a financial services company) (1991-2015), most recently as Chief Executive Officer (2010-2015). He serves as a Member of the Board of Directors, (2012-Present) and formerly served as Chairman (2012-2019), Ellis Memorial and Eldredge House (a not-for-profit organization). Previously, Mr. Hughes served as an Advisory Board Member of Goldman Sachs Trust II (February 2016-April 2016). Trustee — Goldman Sachs Trust II.	18	None

John F. Killian Age: 66	Trustee	Since 2015	Mr. Killian is retired. He is Director, Consolidated Edison, Inc. (2007-Present); Director, Houghton Mifflin Harcourt Publishing Company (2011-Present); and formerly held senior management positions with Verizon Communications, Inc., including Executive Vice President and Chief Financial Officer (2009-2010); and President, Verizon Business, Verizon Communications, Inc. (2005-2009). Trustee — Goldman Sachs Trust II.	18	Consolidated Edison, Inc. (a utility holding company); Houghton Mifflin Harcourt Publishing Company

Steven D. Krichmar Age: 63	Trustee	Since 2018	Mr. Krichmar is retired. Formerly, he held senior management and governance positions with Putnam Investments, LLC, a financial services company (2001-2016). He was most recently Chief of Operations and a member of the Operating Committee of Putnam Investments, LLC and Principal Financial Officer of The Putnam Funds. Previously, Mr. Krichmar served as an Audit Partner with PricewaterhouseCoopers LLP and its predecessor company (1990-2001). Trustee — Goldman Sachs Trust II.	18	None

48

ACTIVE EQUITY MULTI-MANAGER FUNDS

Trustees and Officers (Unaudited) (continued)

Interested Trustee*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

James A. McNamara Age: 59	President and Trustee	Since 2012	Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998). President and Trustee — Goldman Sachs Trust II; Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.	168	None

*	Mr. McNamara is considered to be an “Interested Trustee” because he holds positions with Goldman Sachs and owns securities issued by The Goldman Sachs Group, Inc. He holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus. Information is provided as of October 31, 2021.
[2]	Subject to such policies as may be adopted by the Board from time-to-time, each Trustee holds office for an indefinite term, until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board or shareholders, in accordance with the Trust’s Declaration of Trust; or (c) the termination of the Trust. The Board has adopted policies which provide that (a) no Trustee shall hold office for more than 15 years and (b) a Trustee shall retire as of December 31st of the calendar year in which he or she reaches his or her 74th birthday, unless a waiver of such requirements shall have been adopted by a majority of the other Trustees. These policies may be changed by the Trustees without shareholder vote.
[3]	The Goldman Sachs Fund Complex includes certain other companies listed above for each respective Trustee. As of October 31, 2021, Goldman Sachs Trust II consisted of 18 portfolios (16 of which offered shares to the public); Goldman Sachs Trust consisted of 92 portfolios (90 of which offered shares to the public); Goldman Sachs Variable Insurance Trust consisted of 17 portfolios (13 of which offered shares to the public); Goldman Sachs ETF Trust consisted of 38 portfolios (21 of which offered shares to the public); and Goldman Sachs MLP and Energy Renaissance Fund, Goldman Sachs Credit Income Fund and Goldman Sachs Real Estate Diversified Income Fund each consisted of one portfolio. Goldman Sachs Credit Income Fund did not offer shares to the public.
[4]	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-526-7384.

49

ACTIVE EQUITY MULTI-MANAGER FUNDS

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years

James A. McNamara 200 West Street New York, NY 10282 Age: 59	Trustee and President	Since 2012

Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President and Trustee — Goldman Sachs Trust II; Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Caroline L. Kraus 200 West Street New York, NY 10282 Age: 44	Secretary	Since 2012

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (August 2006-December 2015); Senior Counsel, Goldman Sachs (January 2020–Present); Associate General Counsel, Goldman Sachs (2012-December 2019); Assistant General Counsel, Goldman Sachs (August 2006-December 2011); and Associate, Weil, Gotshal & Manges, LLP (2002-2006).

Secretary — Goldman Sachs Trust II; Goldman Sachs Trust (previously Assistant Secretary (2012)); Goldman Sachs Variable Insurance Trust (previously Assistant Secretary (2012)); Goldman Sachs BDC, Inc.; Goldman Sachs Private Middle Market Credit LLC; Goldman Sachs Private Middle Market Credit II LLC; Goldman Sachs Middle Market Lending Corp.; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Joseph F. DiMaria 30 Hudson Street Jersey City, NJ 07302 Age: 53	Treasurer, Principal Financial Officer and Principal Accounting Officer	Since 2017 (Treasurer and Principal Financial Officer Since 2019)

Managing Director, Goldman Sachs (November 2015-Present) and Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC (May 2010-October 2015).

Treasurer, Principal Financial Officer and Principal Accounting Officer — Goldman Sachs Trust II (previously Assistant Treasurer (2017)); Goldman Sachs Trust (previously Assistant Treasurer (2016)); Goldman Sachs Variable Insurance Trust (previously Assistant Treasurer (2016)); Goldman Sachs MLP and Energy Renaissance Fund (previously Assistant Treasurer (2017)); Goldman Sachs ETF Trust (previously Assistant Treasurer (2017)); Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-526-7384.
[1]	Information is provided as of October 31, 2021.
[2]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

Goldman Sachs Trust – Active Equity Multi-Manager Funds - Tax Information (Unaudited)

For the year ended October 31, 2021, 0.58% and 59.08% of the dividends paid from net investment company taxable income by the Multi-Manager International Equity and Multi-Manager U.S. Small Cap Equity Funds qualify for the dividends received deduction available to corporations.

For the year ended October 31, 2021, 74.70% and 100% of the dividends paid from net investment company taxable income by the Multi-Manager International Equity and Multi-Manager U.S. Small Cap Equity Funds qualify for the reduced tax rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

From distributions paid during the year ended October 31, 2021, the total amount of income received by the Multi-Manager International Equity Fund from sources within foreign countries and possessions of the United States was $0.1958 per share, all of which is attributable to qualified passive income. The percentage of net investment income dividends paid from foreign sources by the Multi-Manager International Equity Fund, was 98.94%. The total amount of taxes paid by the Multi-Manager International Equity Fund to such countries was $0.0271 per share.

50

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Asset Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $2.14 trillion in assets under supervision as of September 30, 2021, Goldman Sachs Asset Management has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. Goldman Sachs Asset Management leverages the resources of Goldman Sachs & Co. LLC subject to legal, internal and regulatory restrictions.

Money Market

Financial Square FundsSM

∎	Financial Square Treasury Solutions Fund[1]
∎	Financial Square Government Fund[1]
∎	Financial Square Money Market Fund[2]
∎	Financial Square Prime Obligations Fund[2]
∎	Financial Square Treasury Instruments Fund[1]
∎	Financial Square Treasury Obligations Fund[1]
∎	Financial Square Federal Instruments Fund[1]

Investor FundsSM

∎	Investor Money Market Fund[3]
∎	Investor Tax-Exempt Money Market Fund[3]

Fixed Income

Short Duration and Government

∎	Enhanced Income Fund
∎	High Quality Floating Rate Fund
∎	Short-Term Conservative Income Fund
∎	Short Duration Government Fund
∎	Short Duration Bond Fund[4]
∎	Government Income Fund
∎	Inflation Protected Securities Fund

Multi-Sector

∎	Bond Fund
∎	Core Fixed Income Fund
∎	Global Core Fixed Income Fund
∎	Income Fund
∎	Strategic Income Fund

Municipal and Tax-Free

∎	High Yield Municipal Fund
∎	Dynamic Municipal Income Fund
∎	Municipal Income Completion Fund
∎	Short Duration Tax-Free Fund

Single Sector

∎	Investment Grade Credit Fund
∎	U.S. Mortgages Fund
∎	High Yield Fund
∎	High Yield Floating Rate Fund
∎	Emerging Markets Debt Fund
∎	Local Emerging Markets Debt Fund

Fixed Income Alternatives

∎	Long Short Credit Strategies Fund

Fundamental Equity

∎	Equity Income Fund
∎	Small Cap Growth Fund
∎	Small Cap Value Fund
∎	Small/Mid Cap Value Fund
∎	Mid Cap Value Fund
∎	Large Cap Value Fund
∎	Focused Value Fund
∎	Capital Growth Fund
∎	Strategic Growth Fund
∎	Small/Mid Cap Growth Fund
∎	Flexible Cap Fund
∎	Concentrated Growth Fund
∎	Technology Opportunities Fund
∎	Growth Opportunities Fund
∎	Rising Dividend Growth Fund
∎	U.S. Equity ESG Fund
∎	Income Builder Fund

Tax-Advantaged Equity

∎	U.S. Tax-Managed Equity Fund
∎	International Tax-Managed Equity Fund
∎	U.S. Equity Dividend and Premium Fund
∎	International Equity Dividend and Premium Fund

Equity Insights

∎	Small Cap Equity Insights Fund
∎	U.S. Equity Insights Fund
∎	Small Cap Growth Insights Fund
∎	Large Cap Growth Insights Fund
∎	Large Cap Value Insights Fund
∎	Small Cap Value Insights Fund
∎	International Small Cap Insights Fund
∎	International Equity Insights Fund
∎	Emerging Markets Equity Insights Fund

Fundamental Equity International

∎	International Equity Income Fund
∎	International Equity ESG Fund
∎	China Equity Fund
∎	Emerging Markets Equity Fund
∎	ESG Emerging Markets Equity Fund

Alternative

∎	Clean Energy Income Fund
∎	Real Estate Securities Fund
∎	International Real Estate Securities Fund
∎	Commodity Strategy Fund
∎	Global Real Estate Securities Fund
∎	Alternative Premia Fund
∎	Absolute Return Tracker Fund
∎	Managed Futures Strategy Fund
∎	MLP Energy Infrastructure Fund
∎	Energy Infrastructure Fund
∎	Multi-Manager Alternatives Fund
∎	Global Infrastructure Fund
∎	Defensive Equity Fund

Total Portfolio Solutions

∎	Global Managed Beta Fund
∎	Multi-Manager Non-Core Fixed Income Fund
∎	Multi-Manager Global Equity Fund
∎	Multi-Manager International Equity Fund
∎	Tactical Tilt Overlay Fund
∎	Balanced Strategy Portfolio
∎	Multi-Manager U.S. Small Cap Equity Fund
∎	Multi-Manager Real Assets Strategy Fund
∎	Growth and Income Strategy Portfolio
∎	Growth Strategy Portfolio
∎	Dynamic Global Equity Fund
∎	Satellite Strategies Portfolio
∎	Enhanced Dividend Global Equity Portfolio
∎	Tax-Advantaged Global Equity Portfolio
∎	Strategic Factor Allocation Fund
∎	Strategic Volatility Fund
∎	Target Date Retirement Portfolio
∎	Target Date 2025 Portfolio
∎	Target Date 2030 Portfolio
∎	Target Date 2035 Portfolio
∎	Target Date 2040 Portfolio
∎	Target Date 2045 Portfolio
∎	Target Date 2050 Portfolio
∎	Target Date 2055 Portfolio
∎	Target Date 2060 Portfolio
∎	GQG Partners International Opportunities Fund
[1]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[2]	You could lose money by investing in the Fund. Because the share price of the Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[3]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[4]	Effective after the close of business on July 29, 2021, the Goldman Sachs Short Duration Income Fund was renamed the Goldman Sachs Short Duration Bond Fund.
Financial Square FundsSM and Investor FundsSM are registered service marks of Goldman Sachs & Co. LLC.
*	This list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn about our closed-end funds and exchange-traded funds.

TRUSTEES Cheryl K. Beebe, Chair Lawrence Hughes Linda A. Lang* Michael Latham* John F. Killian Steven D. Krichmar Lawrence W. Stranghoener* James A. McNamara * Effective December 3, 2021.	OFFICERS James A. McNamara, President Joseph F. DiMaria, Principal Financial Officer, Principal Accounting Officer and Treasurer Caroline L. Kraus, Secretary

GOLDMAN SACHS & CO. LLC Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our website at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P. 200 West Street, New York, New York 10282

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on the Funds’ managements’ predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how the Funds voted proxies relating to portfolio securities for the most recent 12-month period ended June 30, are available (I) without charge, upon request by calling 1-800-621-2550; and (II) on the Securities and Exchange Commission (“SEC’’) web site at http://www.sec.gov.

The Funds will file portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be made available on the SEC’s web site at http://www.sec.gov. Portfolio holdings information may be obtained upon request and without charge by calling 1-800-621-2550.

Fund holdings and allocations shown are unaudited, and may not be representative of current or future investments. Fund holdings and allocations may not include a Fund’s entire investment portfolio, which may change at any time. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

Fund holdings and allocations shown are as of October 31, 2021 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your authorized dealer or from Goldman Sachs & Co. LLC by calling 1-800-621-2550.

© 2021 Goldman Sachs. All rights reserved. 263310-OTU-1529181 MMGRFDSAR-21

Goldman Sachs Funds

Annual Report	October 31, 2021

GQG Partners International Opportunities Fund

Goldman Sachs GQG Partners International Opportunities Fund

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

PORTFOLIO RESULTS

Goldman Sachs GQG Partners International Opportunities Fund

Investment Objective

The Fund seeks long-term capital appreciation.

Portfolio Management Discussion and Analysis

Below, the portfolio management team of GQG Partners LLC, the Goldman Sachs GQG Partners International Opportunities Fund’s (the “Fund”) sub-adviser, discusses the Fund’s performance and positioning for the 12-month period ended October 31, 2021 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Class C, Institutional, Investor, Class R6, Class R and Class P Shares generated average annual total returns, without sales charges, of 23.84%, 22.82%, 24.31%, 24.09%, 24.27%, 23.53% and 24.34%, respectively. These returns compare to the 29.66% average annual total return of the Fund’s benchmark, the MSCI ACWI ex USA Index (Net, Unhedged) (the “Index”), during the same time period.

Q	What economic and market factors most influenced the Fund during the Reporting Period?

A	When the Reporting Period began in November 2020, international (or non-U.S. developed markets) equities and emerging markets equities both advanced in the wake of the U.S. elections. The announcement of promising data from multiple COVID-19 vaccine developers gave further boost to investor sentiment in the last two months of 2020 as did the prospects of a global economic recovery. However, toward the end of the calendar year, the emergence of a new, more contagious strain of COVID-19 slightly dampened investor sentiment and caused several countries to reinstate some restrictions.

International equity markets overcame bouts of volatility during the first quarter of 2021 to surge to new highs in March, driven by two key themes — the accelerating rollout of COVID-19 vaccines globally and the ongoing commitment from central banks around the world to support the economic recovery. Accelerating economic growth, normalizing inflation and steepening yield curves laid the foundation for the “reflation trade,” as investors started to price in a brighter future. (Reflation is the inflation that typically comes immediately after a low-point in the economic cycle, often after economic stimulus, and the reflation trade is the purchase of specific stocks or sectors believed to outperform in that type of environment.) As for emerging markets stocks, they were up modestly during the first calendar quarter overall after retreating in March when COVID-19 vaccine rollouts slowed in some countries. Investor optimism and risk tolerance waned during the quarter, as consensus expectations of higher inflation and rising yields caused heightened volatility in equities across emerging regions.

During the second quarter of 2021, international equities continued to generate positive returns, though rising commodity prices — starting in May — stoked investor fears of earlier than consensus expected interest rate hikes from central banks, particularly the U.S. Federal Reserve (the “Fed”). In June, international equities rallied following a weaker than consensus expected U.S. payrolls report that eased concerns of a shift to tighter monetary policy. Overall, discussions during the quarter centered on central bank liquidity tailwinds, fiscal stimulus, COVID-19 vaccine progress, economic reopening momentum, strong corporate profits and robust equity inflows. In the emerging markets, stocks advanced during the second calendar quarter, as both COVID-19 vaccine availability and distribution continued to increase, though the global spread of the Delta variant slightly dampened recovery optimism. Still, favorable investor sentiment around a return to normalcy outweighed these concerns as well as worries about rising interest rates and the possibility of tightening fiscal policies.

International equities fell during the third quarter of 2021 for the first time in six calendar quarters. During the first half of the quarter, international equity markets delivered strong returns, continuing the trend from the second calendar quarter along with additional focus on positive corporate earnings and the accommodative monetary policies of global central banks. Pandemic-related pressures appeared to be easing, and economic activity appeared to be increasing.

1

PORTFOLIO RESULTS

However, the markets receded in the second half of the third calendar quarter, primarily due to the U.S. Fed’s announcements about its plans to taper monthly asset purchase plans but also because of heightened investor worries around an increase in interest rates, global supply chain concerns, COVID-19 Delta variant cases and China regulations on Chinese technology stocks. Then, a debt crisis at one of China’s largest property developers further unsettled investors. Emerging markets equities also retreated during the third calendar quarter, as the global spread of the Delta variant dampened recovery optimism and concerns grew over regulations in China. Though rising slightly in August 2021 on reassurances by the U.S. Fed, accommodative monetary policy in India and declining infection rates in Asia, emerging markets equities experienced significant sell-offs in July and September, as investors focused on concerns around rising interest rates and the possibility of tightening fiscal policies.

Many of the concerns that dominated international and emerging markets equity markets in September 2021 ebbed somewhat in October, and both markets returned to positive territory, supported broadly by favorable third calendar quarter corporate earnings reports. Emerging markets equities were also buoyed by increased COVID-19 vaccination rates and the slowing spread of the Delta variant in most regions.

For the Reporting Period overall, global equities, as represented by the Index, generated double-digit gains, driven primarily by a rally in high beta, lower quality and cyclical stocks between November 2020 through February 2021. (High beta stocks are those that tend to be more volatile than the equity market as a whole.) All of the sectors in the Index produced positive returns during the Reporting Period, with energy, financials and information technology performing the best. Communication services, consumer discretionary and utilities were the weakest performing sectors but still recorded positive returns during the Reporting Period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	During the Reporting Period, the Fund generated double-digit positive absolute returns but trailed the Index. The Fund’s relative underperformance was largely due to asset allocation and, to a much lesser extent, stock selection.

Q	Which equity market sectors and countries most significantly affected Fund performance?

A	The Fund was hurt most during the Reporting Period by asset allocation, especially a material underweight compared to the Index in sectors and stocks, including energy, materials, financials and industrials, that benefited from the high beta, lower quality and cyclical rally. An overweight in health care also detracted from relative returns, as the sector lagged the Index during the Reporting Period. On the positive side, the Fund’s overweight in the information technology sector added to relative performance.

From a stock selection perspective, the Fund was hampered by investments in nine of the 11 sectors in the Index. The largest detractors on a relative basis were the financials and consumer discretionary sectors. The Fund benefited from stock selection in the information technology and health care sectors during the Reporting Period.

Regarding countries, stock selection in China and the U.K., along with an overweight versus the Index in Brazil, detracted from relative returns. These negative results were offset somewhat by stock selection in the Netherlands and Denmark, as well as exposure to the U.S., which contributed positively to relative performance.

Q	Which stocks detracted most from the Fund’s relative performance during the Reporting Period?

A	During the Reporting Period, Alibaba Group Holdings, JD.com and Afterpay detracted most from the Fund’s relative returns.

Alibaba Group Holdings (“Alibaba”), a China-based company specializing in e-commerce, retail, Internet and technology, is the world’s largest e-commerce company, as measured by total gross merchandise value (i.e., the total value of all items sold across its various platforms). Its shares declined during the Reporting Period on news that Chinese regulators had suspended the Initial Public Offering of Ant Financial, of which Alibaba owns a 33% stake, and as increased regulatory scrutiny of e-commerce companies created uncertainty around Alibaba’s future.

JD.com is China’s second-largest e-commerce company after Alibaba in terms of transaction volume, offering a wide selection of products at competitive prices. The company, along with China’s e-commerce sector more broadly, was pressured by the rapidly deteriorating regulatory environment in China during the Reporting Period.

2

PORTFOLIO RESULTS

Australia-based Afterpay provides payments solutions for customers, merchants and businesses in Australia, New Zealand, the U.S., Canada and the U.K. The company operates through its Afterpay ANZ, Afterpay US, Clearpay and PayNow business segments. During the first quarter of 2021, its shares fell as growth stocks struggled overall and bond yields rose rapidly.

Q	What were some of the Fund’s best-performing individual stocks during the Reporting Period?

A	The Fund’s best-performing individual holdings during the Reporting Period were ASML Holding, Novo Nordisk and Alphabet.

ASML Holding is a Netherlands-based manufacturer of photolithography systems used in the manufacture of semiconductors. In our view, the company has been a beneficiary of growing capital expenditure budgets from semiconductor manufacturers as they scramble to meet the growing demand for chips, with shortages starting to impact supply chains globally. During the Reporting Period, ASML Holding benefited from ongoing demand across regions and types of semiconductors as well as across the company’s product set, including older equipment with higher profit margins.

Novo Nordisk is a Danish pharmaceutical company with a nearly 50% market share by volume of the global insulin market, making it the leading provider of diabetes care products in the world. During the Reporting Period, the company showed robust top-line growth off the back of strong global demand for its GLP-1 diabetes and obesity therapies.

U.S.-based Alphabet dominates the online search market with its Google subsidiary holding a global market share of more than 80% and through which it generates strong revenue growth and cash flow. During the Reporting Period, Alphabet benefited from elevated consumer online activity and broad-based strength in advertiser spending. The company also showed revenue growth in its cloud-based and YouTube businesses. At the end of the Reporting Period, Google’s ecosystem, in our view, was likely to strengthen as its products are adopted by more users, which has already been aided by the COVID-19 pandemic, making its online advertising services more attractive to advertisers and publishers and leading to increased online advertising revenue.

Q	Were there any significant purchases or sales during the Reporting Period?

A	During the Reporting Period, the Fund’s three largest new purchases were Petróleo Brasileiro (“Petrobras”), Glencore and BNP Paribas.

Petrobras, a state-owned Brazilian multinational petroleum corporation, was added to the Fund, as our conviction for a sustainable economic expansion increased. We saw material differences in Brazil’s actual economic data relative to the negative sentiment being perpetuated by media headlines about COVID-19. In our view, Petrobras’ asset base was fundamentally undervalued at the time of our purchase and presented a compelling opportunity relative to the company’s peers in the oil industry. We also believed the company could produce significant amounts of free cash flow.

Glencore, an Anglo-Swiss commodities trading and mining company, is active in markets for metals and minerals, energy products and agricultural goods. We initiated a Fund position in Glencore as we thought the broad rally and elevated volatility in the commodities markets could enhance the company’s business.

France-based BNP Paribas provides banking and financial services, including retail banking and services as well as corporate and institutional banking business activities. We established a position in BNP Paribas because we had a positive view of the company’s diversification across business lines, regions and sectors throughout Europe. After showing resilience during the COVID-19 shock in 2020, BNP Paribas has seen revenue growth from retail banking as well as from fee and loan demand, and its management team has focused on cost control. In our opinion, the stock offered a solid dividend yield on top of this revenue growth, and the company indicated the potential for share buybacks.

Among the Fund’s notable sales during the Reporting Period were U.S.-based Abbott Laboratories, a medical devices and health care company; Mercado Libre, an Argentinian online commerce platform; and Enel, an Italy-based distributor of electricity and natural gas. We eliminated each of these holdings in favor of what we saw as more attractive risk-adjusted opportunities elsewhere.

Q	What changes were made to the Fund’s sector and country weightings during the Reporting Period?

A	In terms of sector weightings, we increased the Fund’s exposures to the energy and financials sectors during the

3

PORTFOLIO RESULTS

Reporting Period, and we reduced its exposures to the communication services and consumer discretionary sectors. Regarding countries, we increased the Fund’s exposures to Russia and Brazil and decreased its exposure to China.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund did not use derivatives or similar instruments as a part of its investment strategy during the Reporting Period.

Q	How was the Fund positioned relative to its benchmark index at the end of the Reporting Period?

A	The Fund was overweight relative to the Index in the energy, health care, information technology and communication services sectors at the end of the Reporting Period. It was underweight the industrials, consumer discretionary and consumer staples sectors.

The Fund was rather neutrally positioned compared to the Index in the financials and materials sectors and had no exposure to the real estate and utilities sectors at the end of the Reporting Period.

In terms of countries, the Fund had significant exposure to the U.S., which is not a constituent of the Index, at the end of the Reporting Period. It was overweight relative to the Index in Denmark, France, Spain, the Netherlands, the U.K., Brazil and Russia. Compared to the Index, the Fund was underweight China, Germany, Switzerland, Taiwan and Canada. It had no exposure to Japan, Australia, South Korea, Hong Kong, Italy and Saudi Arabia. At the end of the Reporting Period, the Fund was rather neutrally weighted in the other countries comprising the Index.

Q	What is the Fund’s tactical view and strategy for the months ahead?

A	At the end of the Reporting Period, we planned to continue taking what we call a “barbelled” approach, wherein the Fund invests in select stocks within rather economically-sensitive areas of the market as well as in high quality and faster growing stocks within the more traditional growth segments of the market. Although we believed select cyclical opportunities were becoming more attractive, especially those companies with high barriers to entry within the energy and materials sectors, we still favored exposure to more defensive and less economically-sensitive sectors, such as health care and information technology, that we thought might help stabilize the Fund during periods of market volatility.

As the Reporting Period came to a close, we believed the Fund reflected the evolution of our opportunity set, including a broad set of diverse investment opportunities at what we thought were reasonable prices.

4

FUND BASICS

GQG Partners International Opportunities Fund

as of October 31, 2021

TOP TEN HOLDINGS AS OF 10/31/21[1]

Holding	% of Net Assets	Line of Business

ASML Holding NV	6.1%	Semiconductors & Semiconductor Equipment
AstraZeneca PLC	6.0	Pharmaceuticals
Novo Nordisk A/S Class B	4.4	Pharmaceuticals
Glencore PLC	3.1	Metals & Mining
Taiwan Semiconductor Manufacturing Co. Ltd.	2.9	Semiconductors & Semiconductor Equipment
BNP Paribas SA	2.9	Banks
Philip Morris International, Inc.	2.8	Tobacco
Cellnex Telecom SA	2.5	Diversified Telecommunication Services
NVIDIA Corp.	2.5	Semiconductors & Semiconductor Equipment
Exxon Mobil Corp.	2.4	Oil, Gas & Consumable Fuels

[1]	The top 10 holdings may not be representative of the Fund’s future investments. The top 10 holdings exclude investments in money market funds.

FUND VS. BENCHMARK SECTOR ALLOCATIONS[2]

As of October 31, 2021

[2]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. Figures in the graph may not sum to 100% due to rounding and/or the exclusion of other assets and liabilities. The graph generally categorizes investments using the Global Industry Classification Standard (“GICS”); however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in securities lending reinvestment vehicle, if any). The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

5

GOLDMAN SACHS GQG PARTNERS INTERNATIONAL OPPORTUNITIES FUND

Performance Summary

October 31, 2021

The following graph shows the value, as of October 31, 2021, of a $1,000,000 investment made on December 15, 2016 (commencement of operations) in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the MSCI All Country World Index ex USA Index (Net, Unhedged) is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Goldman Sachs GQG Partners International Opportunities Fund’s Lifetime Performance

Performance of a $1,000,000 investment, with distributions reinvested, from December 15, 2016 through October 31, 2021.

Average Annual Total Return through October 31, 2021*	One Year	Since Inception
Class A (Commenced December 15, 2016)
Excluding sales charges	23.84%	15.83%
Including sales charges	17.01%	14.50%

Class C (Commenced December 15, 2016)
Excluding contingent deferred sales charges	22.82%	14.96%
Including contingent deferred sales charges	21.82%	14.96%

Institutional (Commenced December 15, 2016)	24.31%	16.28%

Investor (Commenced December 15, 2016)	24.09%	16.10%

Class R6 (Commenced December 15, 2016)	24.27%	16.28%

Class R (Commenced December 15, 2016)	23.53%	15.53%

Class P (Commenced April 16, 2018)	24.34%	13.80%

*	These returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 5.50% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Investor, Class R6, Class R and Class P Shares do not involve a sales charge, such a charge is not applied to their Average Annual Total Return.

6

FUND BASICS

Index Definitions

The MSCI ACWI ex USA Index is an international equity index that tracks stocks from 22 developed and 26 emerging markets countries. Developed countries include Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the U.K. Emerging markets countries include: Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, the Philippines, Poland, Russia, Qatar, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates. It is not possible to invest directly in an unmanaged index.

7

GOLDMAN SACHS GQG PARTNERS INTERNATIONAL OPPORTUNITIES FUND

Schedule of Investments

October 31, 2021

Shares	Description	Value

Common Stocks – 94.1%
Brazil – 3.2%
38,451,777	Petroleo Brasileiro SA ADR (Oil, Gas & Consumable Fuels)	$377,596,450
19,600,357	Vale SA (Metals & Mining)	248,694,420
6,177,258	Vale SA ADR (Metals & Mining)	78,636,494

		704,927,364

Canada – 2.0%
4,315,411	Royal Bank of Canada (Banks)	449,184,910

China – 3.7%
832,601	Alibaba Group Holding Ltd. ADR* (Internet & Direct Marketing Retail)	137,329,209
29,070,488	China Merchants Bank Co. Ltd. Class H (Banks)	243,614,714
2,446,550	JD.com, Inc. ADR* (Internet & Direct Marketing Retail)	191,515,934
3,974,650	Meituan Class B*(a) (Internet & Direct Marketing Retail)	135,251,815
1,941,590	Tencent Holdings Ltd. (Interactive Media & Services)	118,106,517

		825,818,189

Denmark – 7.8%
1,403,436	DSV A/S (Air Freight & Logistics)	326,182,666
998,357	Genmab A/S* (Biotechnology)	448,513,339
8,872,219	Novo Nordisk A/S Class B (Pharmaceuticals)	972,881,918

		1,747,577,923

France – 9.4%
1,183,092	Air Liquide SA (Chemicals)	197,526,301
9,506,347	BNP Paribas SA (Banks)	636,328,352
1,392,654	Capgemini SE (IT Services)	324,715,144
24,880,740	Credit Agricole SA (Banks)	375,374,731
491,634	L’Oreal SA (Personal Products)	224,900,298
1,966,715	Schneider Electric SE (Electrical Equipment)	339,097,209

		2,097,942,035

Germany – 2.3%
5,209,565	Daimler AG (Automobiles)	517,114,011

India – 3.0%
2,914,547	HDFC Bank Ltd. ADR (Banks)	209,585,075
2,834,009	Housing Development Finance Corp. Ltd. (Thrifts & Mortgage Finance)	108,051,307
16,550,579	ICICI Bank Ltd. ADR (Banks)	350,044,746

		667,681,128

Ireland – 3.7%
1,359,631	Accenture PLC Class A (IT Services)	487,822,006
1,049,600	Aon PLC Class A (Insurance)	335,788,032

		823,610,038

Common Stocks – (continued)
Luxembourg – 2.8%
18,365,002	ArcelorMittal SA (Metals & Mining)	625,067,625

Netherlands – 7.3%
90,739	Adyen NV*(a) (IT Services)	273,787,615
1,672,839	ASML Holding NV (Semiconductors & Semiconductor Equipment)	1,359,850,158

		1,633,637,773

Russia – 7.7%
85,115,224	Gazprom PJSC (Oil, Gas & Consumable Fuels)	419,391,126
3,675,377	LUKOIL PJSC (Oil, Gas & Consumable Fuels)	375,079,044
49,709,734	Rosneft Oil Co. PJSC (Oil, Gas & Consumable Fuels)	446,597,151
93,066,910	Sberbank of Russia PJSC (Banks)	468,200,189

		1,709,267,510

Spain – 5.8%
68,593,968	Banco Bilbao Vizcaya Argentaria SA (Banks)	480,029,239
66,648,099	Banco Santander SA(b) (Banks)	252,801,769
9,034,473	Cellnex Telecom SA(a) (Diversified Telecommunication Services)	555,617,197

		1,288,448,205

Sweden – 3.4%
3,052,567	Evolution AB(a) (Hotels, Restaurants & Leisure)	495,559,227
30,864,782	Swedish Match AB (Tobacco)	272,140,871

		767,700,098

Switzerland – 6.7%
2,690,375	Alcon, Inc. (Health Care Equipment & Supplies)	223,081,905
140,582,380	Glencore PLC (Metals & Mining)	702,993,475
216,489	Lonza Group AG (Life Sciences Tools & Services)	177,910,752
508,875	Nestle SA (Food Products)	73,311,778
843,057	Roche Holding AG (Pharmaceuticals)	326,595,191

		1,503,893,101

Taiwan – 2.9%
30,849,533	Taiwan Semiconductor Manufacturing Co. Ltd. (Semiconductors & Semiconductor Equipment)	654,636,032

United Kingdom – 8.5%
5,253,576	Allfunds Group PLC* (Capital Markets)	106,194,807

8	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GQG PARTNERS INTERNATIONAL OPPORTUNITIES FUND

Shares	Description	Value

Common Stocks – (continued)
United Kingdom – (continued)
10,778,119	AstraZeneca PLC (Pharmaceuticals)	$1,348,356,744
6,425,546	British American Tobacco PLC (Tobacco)	223,508,867
2,123,442	London Stock Exchange Group PLC (Capital Markets)	206,703,807

		1,884,764,225

United States – 13.9%
160,817	Alphabet, Inc. Class A* (Interactive Media & Services)	476,166,272
160,399	Alphabet, Inc. Class C* (Interactive Media & Services)	475,648,798
8,423,306	Exxon Mobil Corp. (Oil, Gas & Consumable Fuels)	543,050,538
2,157,417	NVIDIA Corp. (Semiconductors & Semiconductor Equipment)	551,586,804
6,528,629	Philip Morris International, Inc. (Tobacco)	617,216,586
2,050,926	Visa, Inc. Class A (IT Services)	434,324,599

		3,097,993,597

TOTAL COMMON STOCKS
(Cost $16,125,380,423)		$20,999,263,764

Shares	Dividend Rate	Value

Preferred Stocks – 3.7%
Brazil – 2.3%
Itau Unibanco Holding SA (Banks)
40,008,378	3.160%	$165,242,441
Petroleo Brasileiro SA (Oil, Gas & Consumable Fuels)
70,269,639	9.200	339,283,402

		504,525,843

Germany – 1.4%
Volkswagen AG (Automobiles)
1,383,287	2.570	310,453,055

TOTAL PREFERRED STOCKS — 3.7%
(Cost $880,762,810)		$814,978,898

Investment Company(c) – 1.7%
Goldman Sachs Financial Square Government Fund – Institutional Shares
386,087,268	0.026%	$386,087,268
(Cost $386,087,268)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $17,392,230,501)		$22,200,329,930

Securities Lending Reinvestment Vehicle(c) – 0.4%
Goldman Sachs Financial Square Government Fund – Institutional Shares
100,750,000	0.026%	100,750,000
(Cost $100,750,000)

TOTAL INVESTMENTS – 99.9%
(Cost $17,492,980,501)		$22,301,079,930

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.1%		16,387,088

NET ASSETS – 100.0%		$22,317,467,018

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Exempt from registration under Rule 144A of the Securities Act of 1933.

(b)	All or a portion of security is on loan.

(c)	Represents an affiliated issuer.

Investment Abbreviations:
ADR	—American Depositary Receipt
PLC	—Public Limited Company

The accompanying notes are an integral part of these financial statements.	9

GOLDMAN SACHS GQG PARTNERS INTERNATIONAL OPPORTUNITIES FUND

Statement of Assets and Liabilities

October 31, 2021

Assets:
Investments of unaffiliated issuers, at value (cost $17,006,143,233)	$21,814,242,662
Investments of affiliated issuers, at value (cost $386,087,268)	386,087,268
Investments in securities lending reinvestment vehicle — affiliated issuer, at value (cost $100,750,000)(a)	100,750,000
Cash	7,880,773
Foreign currencies, at value (cost $24,912,227)	24,927,614
Receivables:
Investments sold	148,658,137
Fund shares sold	40,491,405
Dividends	25,991,168
Foreign tax reclaims	13,539,449
Reimbursement from investment adviser	2,673,883
Securities lending income	47,329
Other assets	297,322
Total assets	22,565,587,010

Liabilities:
Payables:
Investments purchased	119,402,485
Payable upon return of securities loaned	100,750,000
Management fees	13,129,254
Fund shares redeemed	9,922,138
Distribution and Service fees and Transfer Agency fees	1,377,495
Accrued expenses	3,538,620
Total liabilities	248,119,992

Net Assets:
Paid-in capital	17,280,343,680
Total distributable earnings	5,037,123,338
NET ASSETS	$22,317,467,018
Net Assets:
Class A	$479,794,191
Class C	97,056,515
Institutional	14,481,791,887
Investor	4,169,363,838
Class R6	757,796,070
Class R	1,095,125
Class P	2,330,569,392
Total Net Assets	$22,317,467,018
Shares Outstanding $0.001 par value (unlimited number of shares authorized):
Class A	23,561,665
Class C	4,912,124
Institutional	704,611,188
Investor	203,640,190
Class R6	36,878,479
Class R	54,447
Class P	113,447,380
Net asset value, offering and redemption price per share:(b)
Class A	$20.36
Class C	19.76
Institutional	20.55
Investor	20.47
Class R6	20.55
Class R	20.11
Class P	20.54

(a)	Includes loaned securities having market value of $94,793,188.
(b)	Maximum public offering price per share for Class A Shares is $21.54. At redemption, Class C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value (“NAV”) or the original purchase price of the shares.

10	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GQG PARTNERS INTERNATIONAL OPPORTUNITIES FUND

Statement of Operations

For the Fiscal Year Ended October 31, 2021

Investment income:

Dividends — unaffiliated issuers (net of foreign withholding taxes of $38,130,709)	$438,666,125

Non-cash dividends — unaffiliated issuers	37,061,596

Securities lending income — affiliated issuers	2,476,971

Dividends — affiliated issuers	133,380

Total investment income	478,338,072

Expenses:

Management fees	131,651,776

Transfer Agency fees(a)	12,212,967

Custody, accounting and administrative services	3,983,225

Registration fees	2,121,581

Distribution and Service (12b-1) fees(a)	1,623,706

Printing and mailing costs	1,441,793

Shareholder meeting expense	471,347

Service fees — Class C	208,825

Professional fees	178,439

Trustee fees	174,412

Other	480,202

Total expenses	154,548,273

Less — expense reductions	(6,833,753)

Net expenses	147,714,520

NET INVESTMENT INCOME	330,623,552

Realized and unrealized gain (loss):

Net realized gain (loss) from:

Investments — unaffiliated issuers	209,648,601

Foreign currency transactions	(28,923,847)

Net change in unrealized gain (loss) on:

Investments — unaffiliated issuers	3,150,353,323

Foreign currency translation	(166,278)

Net realized and unrealized gain	3,330,911,799

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$3,661,535,351

(a)	Class specific Distribution and/or Service (12b-1) and Transfer Agency fees were as follows:

Distribution and/or Service (12b-1) Fees			Transfer Agency Fees
Class A	Class C	Class R	Class A	Class C	Institutional	Investor	Class R6	Class R	Class P
$992,035	$626,474	$5,197	$674,585	$142,001	$4,769,210	$5,889,556	$187,788	$1,766	$548,061

The accompanying notes are an integral part of these financial statements.	11

GOLDMAN SACHS GQG PARTNERS INTERNATIONAL OPPORTUNITIES FUND

Statements of Changes in Net Assets

	For the Fiscal Year Ended October 31, 2021	For the Fiscal Year Ended October 31, 2020
From operations:

Net investment income	$330,623,552	$39,374,389

Net realized gain (loss)	180,724,754	(195,974,816)

Net change in unrealized gain	3,150,187,045	1,169,404,514

Net increase in net assets resulting from operations	3,661,535,351	1,012,804,087

Distributions to shareholders:

From distributable earnings:

Class A Shares	—	(456,372)

Institutional Shares	(17,220,587)	(15,034,407)

Investor Shares	(2,382,538)	(6,998,774)

Class R6 Shares	(822,599)	(262,239)

Class R Shares	—	(1,686)

Class P Shares	(2,597,062)	(3,452,086)

Total distributions to shareholders	(23,022,786)	(26,205,564)

From share transactions:

Proceeds from sales of shares	8,412,241,720	10,199,565,729

Reinvestment of distributions	18,334,826	25,405,746

Cost of shares redeemed	(2,817,730,450)	(1,874,972,134)

Net increase in net assets resulting from share transactions	5,612,846,096	8,349,999,341

TOTAL INCREASE	9,251,358,661	9,336,597,864

Net assets:

Beginning of year	13,066,108,357	3,729,510,493

End of year	$22,317,467,018	$13,066,108,357

12	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GQG PARTNERS INTERNATIONAL OPPORTUNITIES FUND

Financial Highlights

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs GQG Partners International Opportunities Fund
	Class A Shares
	Year Ended October 31,				Period Ended October 31, 2017(a)
	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of period	$16.44	$14.78	$12.32	$12.69	$10.00

Net investment income(b)	0.28	0.04	0.10	0.08	0.04

Net realized and unrealized gain (loss)	3.64	1.68	2.38	(0.45)	2.66

Total from investment operations	3.92	1.72	2.48	(0.37)	2.70

Distributions to shareholders from net investment income	—	(0.06)	(0.02)	—	(0.01)

Net asset value, end of period	$20.36	$16.44	$14.78	$12.32	$12.69

Total return(c)	23.84%	11.66%	20.19%	(2.92)%	26.97%

Net assets, end of period (in 000s)	$479,794	$252,603	$89,592	$44,887	$11,297

Ratio of net expenses to average net assets	1.15%	1.17%	1.23%	1.28%	1.30	%(d)

Ratio of total expenses to average net assets	1.19%	1.20%	1.29%	1.38%	1.65	%(d)

Ratio of net investment income to average net assets	1.47%	0.23%	0.71%	0.57%	0.40	%(d)

Portfolio turnover rate(e)	94%	72%	55%	90%	54%

(a)	Commenced operations on December 15, 2016.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving certain derivatives and short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	13

GOLDMAN SACHS GQG PARTNERS INTERNATIONAL OPPORTUNITIES FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs GQG Partners International Opportunities Fund
	Class C Shares
	Year Ended October 31,				Period Ended October 31, 2017(a)
	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of period	$16.08	$14.50	$12.16	$12.61	$10.00

Net investment income (loss)(b)	0.13	(0.08)	— (c)	(0.02)	(0.06)

Net realized and unrealized gain (loss)	3.55	1.66	2.34	(0.43)	2.67

Total from investment operations	3.68	1.58	2.34	(0.45)	2.61

Distributions to shareholders from net investment income	—	—	—	—	0.00	(c)

Net asset value, end of period	$19.76	$16.08	$14.50	$12.16	$12.61

Total return(d)	22.82%	10.87%	19.24%	(3.57)%	26.13%

Net assets, end of period (in 000s)	$97,057	$61,784	$32,620	$20,147	$12,969

Ratio of net expenses to average net assets	1.90%	1.92%	1.98%	2.04%	2.05	%(e)

Ratio of total expenses to average net assets	1.94%	1.95%	2.04%	2.12%	2.34	%(e)

Ratio of net investment income (loss) to average net assets	0.69%	(0.51)%	(0.02)%	(0.18)%	(0.57	)%(e)

Portfolio turnover rate(f)	94%	72%	55%	90%	54%

(a)	Commenced operations on December 15, 2016.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Amount is less than $0.005 per share.
(d)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(e)	Annualized.
(f)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving certain derivatives and short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

14	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GQG PARTNERS INTERNATIONAL OPPORTUNITIES FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs GQG Partners International Opportunities Fund
	Institutional Shares
	Year Ended October 31,				Period Ended October 31, 2017(a)
	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of period	$16.56	$14.87	$12.39	$12.73	$10.00

Net investment income(b)	0.35	0.09	0.15	0.13	0.08

Net realized and unrealized gain (loss)	3.67	1.70	2.39	(0.45)	2.66

Total from investment operations	4.02	1.79	2.54	(0.32)	2.74

Distributions to shareholders from net investment income	(0.03)	(0.10)	(0.06)	(0.02)	(0.01)

Net asset value, end of period	$20.55	$16.56	$14.87	$12.39	$12.73

Total return(c)	24.31%	12.06%	20.65%	(2.52)%	27.39%

Net assets, end of period (in 000s)	$14,481,792	$8,683,860	$1,996,934	$713,691	$392,168

Ratio of net expenses to average net assets	0.77%	0.79%	0.84%	0.90%	0.90	%(d)

Ratio of total expenses to average net assets	0.81%	0.82%	0.90%	0.98%	1.30	%(d)

Ratio of net investment income to average net assets	1.83%	0.55%	1.10%	0.96%	0.73	%(d)

Portfolio turnover rate(e)	94%	72%	55%	90%	54%

(a)	Commenced operations on December 15, 2016.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving certain derivatives and short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	15

GOLDMAN SACHS GQG PARTNERS INTERNATIONAL OPPORTUNITIES FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs GQG Partners International Opportunities Fund
	Investor Shares
	Year Ended October 31,				Period Ended October 31, 2017(a)
	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of period	$16.51	$14.82	$12.36	$12.71	$10.00

Net investment income (loss)(b)	0.33	0.08	0.15	0.10	(0.01)

Net realized and unrealized gain (loss)	3.64	1.70	2.36	(0.43)	2.73

Total from investment operations	3.97	1.78	2.51	(0.33)	2.72

Distributions to shareholders from net investment income	(0.01)	(0.09)	(0.05)	(0.02)	(0.01)

Net asset value, end of period	$20.47	$16.51	$14.82	$12.36	$12.71

Total return(c)	24.09%	12.00%	20.42%	(2.64)%	27.18%

Net assets, end of period (in 000s)	$4,169,364	$2,488,875	$1,098,284	$234,587	$63,303

Ratio of net expenses to average net assets	0.90%	0.92%	0.98%	1.03%	1.05	%(d)

Ratio of total expenses to average net assets	0.94%	0.95%	1.04%	1.13%	1.39	%(d)

Ratio of net investment income (loss) to average net assets	1.70%	0.48%	1.09%	0.77%	(0.10	)%(d)

Portfolio turnover rate(e)	94%	72%	55%	90%	54%

(a)	Commenced operations on December 15, 2016.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving certain derivatives and short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

16	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GQG PARTNERS INTERNATIONAL OPPORTUNITIES FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs GQG Partners International Opportunities Fund
	Class R6 Shares
	Year Ended October 31,				Period Ended October 31, 2017(a)
	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of period	$16.56	$14.87	$12.39	$12.73	$10.00

Net investment income(b)	0.38	0.07	0.05	0.12	0.11

Net realized and unrealized gain (loss)	3.64	1.72	2.50	(0.44)	2.63

Total from investment operations	4.02	1.79	2.55	(0.32)	2.74

Distributions to shareholders from net investment income	(0.03)	(0.10)	(0.07)	(0.02)	(0.01)

Net asset value, end of period	$20.55	$16.56	$14.87	$12.39	$12.73

Total return(c)	24.27%	12.09%	20.68%	(2.52)%	27.39%

Net assets, end of period (in 000s)	$757,796	$391,507	$34,263	$540	$13

Ratio of net expenses to average net assets	0.75%	0.77%	0.81%	0.87%	0.89	%(d)

Ratio of total expenses to average net assets	0.80%	0.81%	0.92%	0.98%	1.66	%(d)

Ratio of net investment income to average net assets	1.97%	0.42%	0.34%	0.92%	1.09	%(d)

Portfolio turnover rate(e)	94%	72%	55%	90%	54%

(a)	Commenced operations on December 15, 2016.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving certain derivatives and short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	17

GOLDMAN SACHS GQG PARTNERS INTERNATIONAL OPPORTUNITIES FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs GQG Partners International Opportunities Fund
	Class R Shares
	Year Ended October 31,				Period Ended October 31, 2017(a)
	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of period	$16.28	$14.69	$12.26	$12.66	$10.00

Net investment income(b)	0.22	0.01	0.01	0.02	0.04

Net realized and unrealized gain (loss)	3.61	1.65	2.43	(0.42)	2.62

Total from investment operations	3.83	1.66	2.44	(0.40)	2.66

Distributions to shareholders from net investment income	—	(0.07)	(0.01)	—	(0.00	)(c)

Net asset value, end of period	$20.11	$16.28	$14.69	$12.26	$12.66

Total return(d)	23.53%	11.32%	19.91%	(3.16)%	26.65%

Net assets, end of period (in 000s)	$1,095	$735	$208	$25	$17

Ratio of net expenses to average net assets	1.40%	1.42%	1.47%	1.53%	1.55	%(e)

Ratio of total expenses to average net assets	1.44%	1.45%	1.54%	1.62%	2.22	%(e)

Ratio of net investment income to average net assets	1.19%	0.07%	0.05%	0.15%	0.43	%(e)

Portfolio turnover rate(f)	94%	72%	55%	90%	54%

(a)	Commenced operations on December 15, 2016.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Amount is less than $0.005 per share.
(d)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(e)	Annualized.
(f)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving certain derivatives and short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

18	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GQG PARTNERS INTERNATIONAL OPPORTUNITIES FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs GQG Partners International Opportunities Fund
	Class P Shares
	Year Ended October 31,			Period Ended October 31, 2018(a)
	2021	2020	2019
Per Share Data

Net asset value, beginning of period	$16.55	$14.86	$12.39	$13.17

Net investment income(b)	0.37	0.10	0.16	0.02

Net realized and unrealized gain (loss)	3.65	1.69	2.38	(0.80)

Total from investment operations	4.02	1.79	2.54	(0.78)

Distributions to shareholders from net investment income	(0.03)	(0.10)	(0.07)	—

Net asset value, end of period	$20.54	$16.55	$14.86	$12.39

Total return(c)	24.34%	12.08%	20.61%	(5.92)%

Net assets, end of period (in 000s)	$2,330,569	$1,186,744	$477,609	$233,541

Ratio of net expenses to average net assets	0.75%	0.77%	0.82%	0.87	%(d)

Ratio of total expenses to average net assets	0.80%	0.81%	0.89%	1.02	%(d)

Ratio of net investment income to average net assets	1.90%	0.61%	1.14%	0.33	%(d)

Portfolio turnover rate(e)	94%	72%	55%	90%

(a)	Commenced operations on April 16, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving certain derivatives and short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	19

GOLDMAN SACHS GQG PARTNERS INTERNATIONAL OPPORTUNITIES FUND

Notes to Financial Statements

October 31, 2021

1. ORGANIZATION

Goldman Sachs Trust II (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust includes the Goldman Sachs GQG Partners International Opportunities Fund (the “Fund”). The Fund is a diversified portfolio that currently offers seven classes of shares: Class A, Class C, Institutional, Investor, Class R6, Class R and Class P Shares.

Class A Shares are sold with a front-end sales charge of up to 5.50%. Class C Shares are sold with a contingent deferred sales charge (“CDSC”) of 1.00%, which is imposed on redemptions made within 12 months of purchase. Institutional, Investor, Class R6, Class R, and Class P Shares are not subject to a sales charge.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (“Goldman Sachs”), serves as investment adviser to the Fund pursuant to a management agreement (the “Agreement”) with the Trust.

GQG Partners LLC (“GQG Partners” or the “Sub-Adviser”) serves as the sub-adviser to the Fund. GSAM compensates the Sub-Adviser directly in accordance with the terms of the Sub-Advisory Agreement. The Fund is not charged any separate or additional investment advisory fees by the Sub-Adviser.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions. The Fund is an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies.

A.  Investment Valuation — The Fund’s valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income, dividend income and securities lending income, if any. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Investment income is recorded net of any foreign withholding taxes, less any amounts reclaimable. The Fund may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments.

For derivative contracts, realized gains and losses are recorded upon settlement of the contract.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), if any, and non-class specific expenses of the Fund are allocated daily based upon the proportion of net assets of each class. Non-class specific expenses directly incurred by the Fund are charged to the Fund, while such expenses incurred by the Trust are allocated across the Fund on a straight-line and/or pro-rata basis depending upon the nature of the expenses. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service and Transfer Agency fees.

D.  Federal Taxes and Distributions to Shareholders — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid annually.

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of the Fund’s distributions may be shown in the accompanying

GOLDMAN SACHS GQG PARTNERS INTERNATIONAL OPPORTUNITIES FUND

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

financial statements as either from distributable earnings or capital. Certain components of the Fund’s net assets on the Statement of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E.  Foreign Currency Translation — The accounting records and reporting currency of the Fund are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statement of Operations within net change in unrealized gain (loss) on foreign currency translation. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Fund’s policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The level in the fair value hierarchy within which the fair value measurement in its entirety falls shall be determined based on the lowest level input that is significant to the fair value measurement in its entirety. The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Fund, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Fund’s investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a United States (“U.S.”) securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities will be valued at the valid closing bid price for long positions and at the valid closing ask price for short positions (i.e. where there is sufficient volume, during normal exchange trading hours). If no valid bid/ask price is available, the equity security will be valued pursuant to the Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. To the extent these investments are actively traded, they are classified

GOLDMAN SACHS GQG PARTNERS INTERNATIONAL OPPORTUNITIES FUND

Notes to Financial Statements (continued)

October 31, 2021

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. Certain equity securities containing unique attributes may be classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price for long positions or the last ask price for short positions, and are generally classified as Level 2. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under Fair Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

Money Market Funds — Investments in the Goldman Sachs Financial Square Government Fund (“Underlying Money Market Fund”) are valued at the NAV per share of the Institutional Share class on the day of valuation. These investments are generally classified as Level 1 of the fair value hierarchy. For information regarding the Underlying Money Market Fund’s accounting policies and investment holdings, please see the Underlying Money Market Fund’s shareholder report.

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Fund’s investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining the Fund’s NAV. To the extent investments are valued using single source broker quotations obtained directly from the broker or passed through from third party pricing vendors, such investments are classified as Level 3 investments.

C.  Fair Value Hierarchy — The following is a summary of the Fund’s investments classified in the fair value hierarchy as of October 31, 2021:

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Asia	$888,474,964	$1,259,660,385	$—

Europe	1,316,640,305	13,592,835,294	—

North America	3,547,178,507	—	—

South America	704,927,364	504,525,843	—

Investment Company	386,087,268	—	—

Securities Lending Reinvestment Vehicle	100,750,000	—	—

Total	$6,944,058,408	$15,357,021,522	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of NAV. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile. The Fund utilizes value model prices provided by an independent fair value service for international equities, resulting in a Level 2 classification.

For further information regarding security characteristics, see the Schedule of Investments.

GOLDMAN SACHS GQG PARTNERS INTERNATIONAL OPPORTUNITIES FUND

4. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Fund, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Fund’s business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of the Fund’s average daily net assets.

For the fiscal year ended October 31, 2021, contractual and effective net management fees with GSAM were at the following rates:

Contractual Management Fees						Effective Net Management Rate^
First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Rate
0.85%	0.77%	0.73%	0.71%	0.70%	0.72%	0.72%

^	Effective Net Management Rate includes the impact of management fee waivers of affiliated underlying funds, if any.

The Fund invests in Institutional Shares of the Goldman Sachs Financial Square Government Fund, which is an affiliated Underlying Fund. GSAM has agreed to waive a portion of its management fee payable by the Fund in an amount equal to the management fee it earns as an investment adviser to the affiliated Underlying Fund in which the Fund invests, except those management fees it earns from the Fund’s investments of cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Government Fund. For the fiscal year ended October 31, 2021, GSAM waived $773,853 of the Fund’s management fee.

B.  Distribution and/or Service (12b-1) Plans — The Trust, on behalf of Class A and Class R Shares of the Fund, has adopted Distribution and Service Plans subject to Rule 12b-1 under the Act. Under the Distribution and Service Plans, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class A or Class R Shares of the Fund, as applicable, as set forth below.

The Trust, on behalf of Class C Shares of the Fund, has adopted a Distribution Plan subject to Rule 12b-1 under the Act. Under the Distribution Plan, Goldman Sachs as Distributor is entitled to a fee accrued daily and paid monthly for distribution services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class C Shares of the Fund, as set forth below.

	Distribution and/or Service Plan Rates
	Class A*	Class C	Class R*
Distribution and/or Service Plan	0.25%	0.75%	0.50%

*	With respect to Class A and Class R Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution Plan to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

C.  Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Fund pursuant to a Distribution Agreement, may retain a portion of the Class A Shares’ front end sales charge and Class C Shares’ CDSC. During the fiscal year ended October 31, 2021, Goldman Sachs retained the following amounts:

	Front End Sales Charge	Contigent Deferred Sales Charge
Fund	Class A	Class C
GQG Partners International Opportunities	$67,736	—

GOLDMAN SACHS GQG PARTNERS INTERNATIONAL OPPORTUNITIES FUND

Notes to Financial Statements (continued)

October 31, 2021

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

D.  Service Plan — The Trust, on behalf of the Fund, has adopted a Service Plan to allow Class C Shares to compensate service organizations (including Goldman Sachs) for providing varying levels of personal and account maintenance services to their customers who are beneficial owners of such shares. The Service Plan provides for compensation to the service organizations equal to an annual percentage rate of 0.25% of the average daily net assets attributable to Class C Shares of the Fund.

E.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Fund for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates as follows: 0.17% of the average daily net assets of Class A, Class C, Investor and Class R Shares; 0.03% of the average daily net assets of Class R6 and Class P Shares; and 0.04% of the average daily net assets of Institutional Shares.

F.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to reduce or limit certain “Other Expenses” of the Fund (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of the Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Fund is not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitation as an annual percentage rate of average daily net assets for the Fund is 0.014%. The Other Expense limitation will remain in place through at least February 28, 2022, and prior to such date GSAM may not terminate the arrangement without the approval of the Trustees. In addition, the Fund has entered into certain offset arrangements with the transfer agent, which may result in a reduction of the Fund’s expenses and are received irrespective of the application of the “Other Expense” limitations described above.

GSAM may voluntarily waive a portion of any payments under the Fund’s Distribution and Service Plan, Service Plan and Shareholder Administration Plan, and Transfer Agency Agreement, and these waivers are in addition to what is stipulated in any contractual fee waiver arrangements (as applicable). These temporary waivers may be modified or terminated at any time at the option of Goldman Sachs without shareholder approval.

For the fiscal year ended October 31, 2021, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

Management Fee Waiver	Transfer Agency Waivers/Credits	Other Expense Reimbursements	Total Expense Reductions
$773,853	$245,283	$5,814,617	$6,833,753

G.  Line of Credit Facility — As of October 31, 2021, the Fund participated in a $1,000,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAM or its affiliates. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Fund based on the amount of the commitment that has not been utilized. For the fiscal year ended October 31, 2021, the Fund did not have any borrowings under the facility. Prior to April 26, 2021, the facility was $700,000,000.

H.  Other Transactions with Affiliates — For the fiscal year ended October 31, 2021, Goldman Sachs did not earn any brokerage commissions from portfolio transactions, on behalf of the Fund.

The table below shows the transactions in and earnings from investments in the Goldman Sachs Financial Square Government Fund for the fiscal year ended October 31, 2021:

Market Value as of October 31, 2020	Purchases at cost	Proceeds from sales	Market Value as of October 31, 2021	Shares as of October 31, 2021	Dividend Income
$552,202,746	$7,342,096,185	$(7,508,211,663)	$386,087,268	386,087,268	$133,380

GOLDMAN SACHS GQG PARTNERS INTERNATIONAL OPPORTUNITIES FUND

5. SECURITIES LENDING

Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and the terms and conditions contained therein, the Fund may lend its securities through a securities lending agent, Goldman Sachs Agency Lending (“GSAL”), a wholly-owned subsidiary of Goldman Sachs, to certain qualified borrowers including Goldman Sachs and affiliates. In accordance with the Fund’s securities lending procedures, the Fund receives cash collateral at least equal to the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Fund, at their last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Fund on the next business day. As with other extensions of credit, the Fund may experience delay in the recovery of its securities or incur a loss should the borrower of the securities breach its agreement with the Fund or become insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan. Dividend income received from securities on loan may not be subject to withholding taxes and therefore withholding taxes paid may differ from the amounts listed in the Statement of Operations. Loans of securities are terminable at any time and as such 1) the remaining contractual maturities of the outstanding securities lending transactions are considered to be overnight and continuous and 2) the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The Fund invests the cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Government Fund (“Government Money Market Fund”), an affiliated series of the Goldman Sachs Trust. The Government Money Market Fund is registered under the Act as an open end investment company, is subject to Rule 2a-7 under the Act, and is managed by GSAM, for which GSAM may receive a management fee of up to 0.16% on an annualized basis of the average daily net assets of the Government Money Market Fund.

In the event of a default by a borrower with respect to any loan, GSAL will exercise any and all remedies provided under the applicable borrower agreement to make the Fund whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting broker against the purchase cost of the replacement securities. If GSAL is unable to purchase replacement securities, GSAL will indemnify the Fund by paying the Fund an amount equal to the market value of the securities loaned minus the value of cash collateral received from the borrower for the loan, subject to an exclusion for any shortfalls resulting from a loss of value in such cash collateral due to reinvestment risk. The Fund’s master netting agreements with certain borrowers provide the right, in the event of a default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate net exposure to the defaulting party or request additional collateral. However, in the event of a default by a borrower, a resolution authority could determine that such rights are not enforceable due to the restrictions or prohibitions against the right of set-off that may be imposed in accordance with a particular jurisdiction’s bankruptcy or insolvency laws. The Fund’s loaned securities were all subject to enforceable Securities Lending Agreements and the value of the collateral was at least equal to the value of the cash received. The amounts of the Fund’s overnight and continuous agreements, which represent the gross amounts of recognized liabilities for securities lending transactions outstanding as of October 31, 2021, are disclosed as “Payable upon return of securities loaned” on the Statement of Assets and Liabilities, where applicable.

Both the Fund and GSAL received compensation relating to the lending of the Fund’s securities. The amounts earned, if any, by the Fund for the fiscal year ended October 31, 2021, are reported under Investment Income on the Statement of Operations.

The table below details securities lending activity with affiliates of Goldman Sachs:

Earnings of GSAL Relating to Securities Loaned	Amounts Received by the Funds from Lending to Goldman Sachs	Amounts Payable to Goldman Sachs Upon Return of Securities Loaned as of October 31, 2021
$275,302	$229	$—

GOLDMAN SACHS GQG PARTNERS INTERNATIONAL OPPORTUNITIES FUND

Notes to Financial Statements (continued)

October 31, 2021

5. SECURITIES LENDING (continued)

The following table provides information about the Fund’s investment in the Government Money Market Fund for the fiscal year ended October 31, 2021.

Market Value as of October 31, 2020	Purchases at cost	Proceeds from sales	Market Value as of October 31, 2021
$1,809,300	$2,096,495,214	$(1,997,554,514)	$100,750,000

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended October 31, 2021, were $22,596,556,117 and $16,578,028,443, respectively.

7. TAX INFORMATION

The tax character of distributions paid during the fiscal year ended October 31, 2021 was as follows:

Distributions paid from:
Ordinary income	$23,022,786
Net long-term capital gains	—
Total taxable distributions	$23,022,786

The tax character of distributions paid during the period ended October 31, 2020 was as follows:

Distributions paid from:
Ordinary income	$26,205,564
Net long-term capital gains	—
Total taxable distributions	$26,205,564

As of October 31, 2021, the components of accumulated earnings (losses) on a tax basis were as follows:

Undistributed ordinary income — net	$301,733,638
Undistributed long-term capital gains	—
Total undistributed earnings	$301,733,638
Capital loss carryforwards:(1)
Perpetual Short-Term	$(12,534,702)
Unrealized gains (losses) — net	4,747,924,402
Total accumulated earnings (losses) net	$5,037,123,338

(1)	The Fund utilized $252,903,284 of capital losses.

GOLDMAN SACHS GQG PARTNERS INTERNATIONAL OPPORTUNITIES FUND

7. TAX INFORMATION (continued)

As of October 31, 2021, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$17,553,250,530
Gross unrealized gain	5,097,913,495
Gross unrealized loss	(349,989,093)
Net unrealized security gain	$4,747,924,402

The difference between GAAP-basis and tax basis unrealized gains (losses) is attributable primarily to wash sales and differences in the tax treatment of passive foreign investment company investments.

GSAM has reviewed the Fund’s tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Fund’s financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

8. OTHER RISKS

The Fund’s risks include, but are not limited to, the following:

Derivatives Risk — The Fund’s use of derivatives may result in loss. Derivative instruments, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other instruments, may be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the Fund. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments. Losses from derivatives can also result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged.

Foreign and Emerging Countries Risk — Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. Foreign securities may be subject to risk of loss because of more or less foreign government regulation; less public information; less stringent investor protections; less stringent accounting, corporate governance, financial reporting and disclosure standards; and less economic, political and social stability in the countries in which the Fund invests. The imposition of exchange controls (including repatriation restrictions), confiscation of assets and property, trade restrictions (including tariffs) and other government restrictions by the U.S. or other governments, or problems with registration, settlement or custody, may also result in losses. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time.

To the extent that the Fund also invests in securities of issuers located in, or economically tied to, emerging markets, these risks may be more pronounced.

Foreign Custody Risk — The Fund invests in foreign securities, and as such the Fund may hold such securities and cash with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). Some foreign custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over, or independent evaluation of, their operations. Further, the laws of certain countries may place limitations on the Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy. Investments in emerging markets may be subject to even greater custody risks than investments in more developed markets. Custody services in emerging market countries are very often undeveloped and may be considerably less well regulated than in more developed countries, , and thus may not afford the same level of investor protection as would apply in developed countries.

GOLDMAN SACHS GQG PARTNERS INTERNATIONAL OPPORTUNITIES FUND

Notes to Financial Statements (continued)

October 31, 2021

8. OTHER RISKS (continued)

Geographic Risk — If the Fund focuses its investments in securities of issuers located in a particular country or geographic region, the Fund may be subjected, to a greater extent than if its investments were less focused, to the risks of volatile economic cycles and/or conditions and developments that may be particular to that country or region, such as: adverse securities markets; adverse exchange rates; adverse social, political, regulatory, economic, business, environmental or other developments; or natural disasters.

Large Shareholder Transactions Risk — The Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include the Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions, which may occur rapidly or unexpectedly, may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would.

Investments in Other Investment Companies Risk — As a shareholder of another investment company, the Fund will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund.

Liquidity Risk — The Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that the Fund will not be able to pay redemption proceeds within the allowable time period or without significant dilution to remaining investors’ interests because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions. If the Fund is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect the Fund’s NAV and dilute remaining investors’ interests. These risks may be more pronounced in connection with the Fund’s investments in securities of issuers located in emerging market countries. Redemptions by large shareholders may have a negative impact on the Fund’s liquidity.

Market and Credit Risks — In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). The value of the securities in which the Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets. Events such as war, acts of terrorism, social unrest, natural disasters, the spread of infectious illness or other public health threats could also significantly impact the Fund and its investments. Additionally, the Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

9. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

GOLDMAN SACHS GQG PARTNERS INTERNATIONAL OPPORTUNITIES FUND

10. OTHER MATTERS

Pursuant to an effort to consolidate the membership of the Board of Trustees of the Trust (the “Board”) with the Board of Trustees of each of Goldman Sachs ETF Trust, Goldman Sachs MLP and Energy Renaissance Fund and Goldman Sachs Real Estate Diversified Income Fund, at a meeting held on August 10-11, 2021, the Board voted to nominate Steven D. Krichmar, Linda A. Lang, Michael Latham and Lawrence W. Stranghoener (the “Nominees”) for election as Trustees of the Trust at a virtual special joint meeting of shareholders held on December 3, 2021. Each of the Nominees (except Mr. Krichmar) currently serves as a Trustee of Goldman Sachs ETF Trust, Goldman Sachs MLP and Energy Renaissance Fund and Goldman Sachs Real Estate Diversified Income Fund. Mr. Krichmar currently serves as a Trustee of the Trust. If elected, the Nominees will serve as Trustees alongside the current Trustees of the Trust. The Funds will bear a portion of the proxy solicitation, shareholder meeting and other related costs and GSAM has agreed to reimburse the Fund if such expenses increase the Fund’s total expense ratio by more than a specified percentage. This annual report is not a proxy statement. Information regarding the election of the Nominees is contained in the proxy materials filed with the SEC. The proxy statement has been mailed to shareholders of record, and shareholders can also access the proxy statement, and any other relevant documents, on the SEC’s website.

11. SUBSEQUENT EVENTS

Subsequent events after the Statement of Assets and Liabilities date have been evaluated, and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

GOLDMAN SACHS GQG PARTNERS INTERNATIONAL OPPORTUNITIES FUND

Notes to Financial Statements (continued)

October 31, 2021

12. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	For the Fiscal Year Ended October 31, 2021		For the Fiscal Year Ended October 31, 2020
	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	15,327,690	$285,754,759	13,698,861	$209,446,099
Reinvestment of distributions	—	—	29,115	442,259
Shares redeemed	(7,127,502)	(136,492,176)	(4,427,089)	(66,586,887)
	8,200,188	149,262,583	9,300,887	143,301,471
Class C Shares
Shares sold	1,835,193	33,309,917	2,372,864	35,775,997
Shares redeemed	(766,377)	(13,973,158)	(779,291)	(11,617,769)
	1,068,816	19,336,759	1,593,573	24,158,228
Institutional Shares
Shares sold	266,940,746	5,069,586,246	456,407,668	7,036,561,221
Reinvestment of distributions	714,993	12,734,017	934,408	14,249,728
Shares redeemed	(87,331,187)	(1,667,176,087)	(67,349,264)	(1,026,051,834)
	180,324,552	3,415,144,176	389,992,812	6,024,759,115
Investor Shares
Shares sold	89,461,745	1,687,883,379	117,458,451	1,800,560,693
Reinvestment of distributions	134,073	2,381,133	459,773	6,997,748
Shares redeemed	(36,741,877)	(698,655,239)	(41,221,508)	(619,400,753)
	52,853,941	991,609,273	76,696,716	1,188,157,688
Class R6 Shares
Shares sold	20,141,520	380,845,722	21,994,117	366,241,200
Reinvestment of distributions	34,978	622,614	17,196	262,239
Shares redeemed	(6,940,777)	(131,493,149)	(673,307)	(10,705,017)
	13,235,721	249,975,187	21,338,006	355,798,422
Class R Shares
Shares sold	23,242	436,058	31,345	478,529
Reinvestment of distributions	—	—	112	1,686
Shares redeemed	(13,934)	(273,200)	(506)	(8,416)
	9,308	162,858	30,951	471,799
Class P Shares
Shares sold	50,605,904	954,425,639	48,874,200	750,501,990
Reinvestment of distributions	145,902	2,597,062	226,515	3,452,086
Shares redeemed	(8,992,585)	(169,667,441)	(9,552,700)	(140,601,458)
	41,759,221	787,355,260	39,548,015	613,352,618

NET INCREASE	297,451,747	$5,612,846,096	538,500,960	$8,349,999,341

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Goldman Sachs Trust II and Shareholders of Goldman Sachs GQG Partners International Opportunities Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Goldman Sachs GQG Partners International Opportunities Fund (one of the funds constituting Goldman Sachs Trust II, referred to hereafter as the “Fund”) as of October 31, 2021, the related statement of operations for the year ended October 31, 2021, the statements of changes in net assets for each of the two years in the period ended October 31, 2021, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2021 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

December 23, 2021

We have served as the auditor of one or more investment companies in the Goldman Sachs fund complex since 2000.

GOLDMAN SACHS GQG PARTNERS INTERNATIONAL OPPORTUNITIES FUND

Fund Expenses — Six Month Period Ended October 31, 2021 (Unaudited)

As a shareholder of Class A, Class C, Institutional, Investor, Class R6, Class R or Class P Shares of the Fund, you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares) and contingent deferred sales charges on redemptions (with respect to Class C Shares); and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (with respect to Class A, Class C and Class R Shares); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class C, Institutional, Investor, Class R6, Class R and Class P Shares of the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2021 through October 31, 2021, which represents a period of 184 days out of 365 day year.

Actual Expenses — The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual net expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 5/1/21	Ending Account Value 10/31/21		Expenses Paid for the 6 months ended 10/31/21*
Class A
Actual	$1,000.00	$1,070.50		$6.00
Hypothetical 5% return	1,000.00	1,019.41	+	5.85
Class C
Actual	1,000.00	1,065.80		9.89
Hypothetical 5% return	1,000.00	1,015.63	+	9.65
Institutional
Actual	1,000.00	1,072.00		4.02
Hypothetical 5% return	1,000.00	1,021.32	+	3.92
Investor
Actual	1,000.00	1,071.70		4.70
Hypothetical 5% return	1,000.00	1,020.67	+	4.58
Class R6
Actual	1,000.00	1,072.00		3.92
Hypothetical 5% return	1,000.00	1,021.42	+	3.82
Class R
Actual	1,000.00	1,069.10		7.30
Hypothetical 5% return	1,000.00	1,018.15	+	7.12
Class P
Actual	1,000.00	1,072.60		3.92
Hypothetical 5% return	1,000.00	1,021.42	+	3.82

*	Expenses for each share class are calculated using the Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended October 31, 2021. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class C	Institutional	Investor	Class R6	Class R	Class P
GQG Partners International Opportunities	1.15%	1.90%	0.77%	0.90%	0.75%	1.40%	0.75%

+	Hypothetical expenses are based on the Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

GOLDMAN SACHS GQG PARTNERS INTERNATIONAL OPPORTUNITIES FUND

Statement Regarding Basis for Approval of Management Agreement and Sub-Advisory Agreement (Unaudited)

Background

The Goldman Sachs GQG Partners International Opportunities Fund (the “Fund”) is an investment portfolio of Goldman Sachs Trust II (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Fund at regularly scheduled meetings held throughout the year. In addition, the Board determines annually whether to approve the continuance of the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) on behalf of the Fund.

The Management Agreement was most recently approved for continuation until August 31, 2022 by the Board , including those Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on August 10-11, 2021 (the “Annual Meeting”). At the Annual Meeting, the Board also considered the sub-advisory agreement (the “Sub-Advisory Agreement” and, together with the Management Agreement, the “Agreements”) between the Investment Adviser and GQG Partners LLC (the “Sub-Adviser”).

The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meeting. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held four meetings over the course of the year since the Management Agreement was last approved. At those Committee meetings, regularly scheduled Board or other committee meetings, and/or the Annual Meeting, matters relevant to the renewal of the Management Agreement and the Sub-Advisory Agreement were considered by the Board, or the Independent Trustees, as applicable. With respect to the Fund, such matters included:

(a)	the nature and quality of the advisory, administrative, and other services provided to the Fund by the Investment Adviser and its affiliates and the Sub-Adviser, including, as applicable, information about:
(i)	the structure, staff, and capabilities of the Investment Adviser and the Sub-Adviser and the Sub-Adviser’s portfolio management team;
(ii)	the groups within the Investment Adviser and its affiliates that support the portfolio management teams or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services, and operations); controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, compliance testing, market risk analysis, finance, and central funding); sales and distribution support groups, and others (e.g., information technology and training);
(iii)	trends in employee headcount;
(iv)	the Investment Adviser’s financial resources and ability to hire and retain talented personnel and strengthen its operations; and
(v)	the parent company’s support of the Investment Adviser and its mutual fund business, as expressed by the firm’s senior management;
(b)	information on the investment performance of the Fund, including comparisons to the performance of similar mutual funds, as provided by a third-party mutual fund data provider engaged as part of the contract review process (the “Outside Data Provider”), and a benchmark performance index; and information on general investment outlooks in the markets in which the Fund invests;
(c)	information provided by the Investment Adviser indicating the Investment Adviser’s views on whether the Fund’s peer group and/or benchmark index had high, medium, or low relevance given the Fund’s particular investment strategy;
(d)	the terms of the Agreements and other agreements with affiliated service providers entered into by the Trust on behalf of the Fund;
(e)	fee and expense information for the Fund, including:
(i)	the relative management fee and expense levels of the Fund as compared to those of comparable funds managed by other advisers, as provided by the Outside Data Provider; and
(ii)	the Fund’s expense trends over time;
(f)	with respect to the extensive investment performance and expense comparison data provided by the Outside Data Provider, its processes in producing that data for the Fund;
(g)	the undertakings of the Investment Adviser and its affiliates to implement fee waivers and/or expense limitations;
(h)	information relating to the profitability of the Management Agreement and the transfer agency and distribution and service arrangements of the Fund to the Investment Adviser and its affiliates;
(i)	whether the Fund’s existing management fee schedule adequately addressed any economies of scale;

GOLDMAN SACHS GQG PARTNERS INTERNATIONAL OPPORTUNITIES FUND

Statement Regarding Basis for Approval of Management Agreement and Sub-Advisory Agreement (Unaudited) (continued)

(j)	a summary of the “fall-out” benefits derived by the Investment Adviser and its affiliates from their relationships with the Fund, including the fees received by the Investment Adviser’s affiliates from the Fund for transfer agency, securities lending, portfolio trading, distribution and other services;
(k)	a summary of potential benefits derived by the Fund as a result of its relationship with the Investment Adviser;
(l)	portfolio manager ownership of Fund shares; the manner in which portfolio manager compensation is determined; information on the Sub-Adviser’s compensation arrangements; and the number and types of accounts managed by the portfolio managers;
(m)	the nature and quality of the services provided to the Fund by its unaffiliated service providers (as well as the Sub-Adviser), and the Investment Adviser’s general oversight and evaluation (including reports on due diligence) of those service providers as part of the services provided under the Management Agreement; and
(n)	the Investment Adviser’s and Sub-Adviser’s processes and policies addressing various types of potential conflicts of interest; their approaches to risk management; the annual review of the effectiveness of the Fund’s compliance program; and periodic compliance reports.

The Trustees also received an overview of the Fund’s distribution arrangements. They received information regarding the Fund’s assets, share purchase and redemption activity, and payment of distribution and service fees. Information was also provided to the Trustees relating to revenue sharing payments made by and services provided by the Investment Adviser and its affiliates to intermediaries that promote the sale, distribution, and/or servicing of Fund shares. The Trustees also discussed the broad range of other investment choices that are available to Fund investors, including the availability of comparable funds managed by other advisers.

The presentations made at the Board and Committee meetings and at the Annual Meeting encompassed the Fund and other mutual funds for which the Board of Trustees has responsibility. In evaluating the Agreements at the Annual Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Fund and the respective services of the Investment Adviser and its affiliates, and the Sub-Adviser. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and the Investment Adviser addressed the questions and concerns of the Trustees, including concerns regarding the investment performance of certain of the funds they oversee. In addition, the Trustees periodically received written materials and oral presentations from the Sub-Adviser. The Independent Trustees were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of mutual fund investment management agreements under applicable law. In addition, the Investment Adviser and its affiliates provided the Independent Trustees with a written response to a formal request for information sent on behalf of the Independent Trustees by their independent legal counsel. The Trustees reviewed a written response prepared by the Sub-Adviser to a similar request for information submitted to the Sub-Adviser by the Investment Adviser. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present.

Nature, Extent, and Quality of the Services Provided Under the Management Agreement

As part of their review, the Trustees considered the nature, extent, and quality of the services provided to the Fund by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services and non-advisory services that are provided by the Investment Adviser and its affiliates. The Trustees noted the ongoing recruitment efforts aimed at bringing high quality investment talent to the Investment Adviser. They also noted the Investment Adviser’s commitment to maintaining high quality systems and expending substantial resources to respond to ongoing changes to the market, regulatory and control environment in which the Fund and its service providers operate, including changes associated with the COVID-19 pandemic, as well as the efforts of the Investment Adviser and its affiliates to combat cyber security risks. The Trustees also considered information regarding the Investment Adviser’s and the Sub-Adviser’s business continuity planning and remote operations capabilities. The Trustees concluded that the Investment Adviser continued to commit substantial financial and operational resources to the Fund and expressed confidence that the Investment Adviser would continue to do so in the future. The Trustees also recognized that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Fund and the Investment Adviser and its affiliates. In addition, the Trustees reviewed the Sub-Adviser oversight process that the Investment Adviser had employed, which included areas such as investment analytics, risk management and compliance.

Investment Performance

The Trustees also considered the investment performance of the Fund. In this regard, they compared the investment performance of the Fund to its peers using rankings and ratings compiled by the Outside Data Provider, and updated performance

GOLDMAN SACHS GQG PARTNERS INTERNATIONAL OPPORTUNITIES FUND

Statement Regarding Basis for Approval of Management Agreement and Sub-Advisory Agreement (Unaudited) (continued)

information prepared by the Investment Adviser using the peer groups identified by the Outside Data Provider. The Trustees also reviewed the Fund’s investment performance relative to its performance benchmark. They reviewed the investment performance of the Fund in light of its investment objective and policies and market conditions.

In addition, the Trustees considered materials prepared and presentations made by the Investment Adviser’s senior management and the Sub-Adviser’s portfolio management personnel in which Fund performance was assessed. The Trustees also considered the Investment Adviser’s periodic reports with respect to the Fund’s risk profiles, and how the Investment Adviser’s approach to risk monitoring and management influences portfolio management.

The Trustees noted that the Fund’s Institutional Shares had placed in the fourth quartile of its performance peer group for the one- and three-year periods, and had underperformed its primary benchmark index for the one-year period and outperformed for the three-year period ended March 31, 2021.

Costs of Services Provided and Competitive Information

The Trustees considered the contractual terms of the Management Agreement, the fee rates payable by the Fund thereunder, and the net amount retained by the Investment Adviser after payment of sub-advisory fees. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Fund, which included both advisory and administrative services that were directed to the needs and operations of the Fund as a registered mutual fund.

In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Fund, as well as additional information provided by the Investment Adviser throughout the year. The analyses provided a comparison of the Fund’s management fee and breakpoints to those of a relevant peer group and category universe; an expense analysis which compared the Fund’s overall net and gross expenses to a peer group and a category universe; and data comparing the Fund’s net expenses to the peer and category medians. The analyses also compared the Fund’s other expenses and fee waivers/reimbursements to those of the peer group and category medians. The Trustees concluded that the comparisons provided by the Outside Data Provider and the Investment Adviser were useful in evaluating the reasonableness of the management fees and total expenses paid by the Fund.

The Trustees considered the Investment Adviser’s undertaking to limit the Fund’s “other expenses” rate (excluding certain expenses) to a specified level. In addition, the Trustees noted that shareholders are able to redeem their Fund shares at any time if shareholders believe that the Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

The Investment Adviser’s Profitability

The Trustees reviewed the Fund’s contribution to the Investment Adviser’s revenues and pre-tax profit margins. In this regard the Trustees noted that they had received, among other things, profitability analyses and summaries, revenue and expense schedules by Fund and by function (i.e., investment management, transfer agency, and distribution and service), and information on the Investment Adviser’s expense allocation methodology. They observed that the profitability and expense figures are substantially similar to those used by the Investment Adviser for many internal purposes, including compensation decisions among various business groups, and are thus subject to a vigorous internal debate about how certain revenue and expenses should be allocated. The Trustees also noted that the internal audit group within the Goldman Sachs organization periodically audits the expense allocation methodology and that the internal audit group was satisfied with the reasonableness, consistency, and accuracy of the Investment Adviser’s expense allocation methodology. Profitability data for the Fund was provided for 2020 and 2019, and the Trustees considered this information in relation to the Investment Adviser’s overall profitability.

Economies of Scale

The Trustees considered the information that had been provided regarding whether there have been economies of scale with respect to the management of the Fund. The Trustees also considered the breakpoints in the fee rate payable under the Management Agreement for the Fund at the following annual percentage rates of the average daily net assets of the Fund:

Average Daily Net Assets	Management Fee Annual Rate

First $1 billion	0.85%

Next $1 billion	0.77

Next $3 billion	0.73

Next $3 billion	0.71

Over $8 billion	0.70

GOLDMAN SACHS GQG PARTNERS INTERNATIONAL OPPORTUNITIES FUND

Statement Regarding Basis for Approval of Management Agreement and Sub-Advisory Agreement (Unaudited) (continued)

The Trustees noted that the breakpoints were designed to share potential economies of scale, if any, with the Fund and its shareholders as assets under management reach those asset levels. The Trustees considered the amounts of assets in the Fund; the Fund’s recent share purchase and redemption activity; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and their realized profits; information comparing fee rates charged by the Investment Adviser with fee rates charged to other funds in the peer group; and the Investment Adviser’s undertaking to limit certain expenses of the Fund that exceed a specified level. The Trustees also considered the relationship between the advisory and sub-advisory fee rate schedules. Upon reviewing these matters at the Annual Meeting, the Trustees concluded that the fee breakpoints represented a means of assuring that benefits of scalability, if any, would be passed along to shareholders at the specified asset levels. They also noted that the Investment Adviser had passed along savings to shareholders of the Fund, which had asset levels above the highest breakpoint.

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationships with the Fund, including: (a) transfer agency fees received by Goldman Sachs & Co. LLC (“Goldman Sachs”); (b) brokerage and futures commissions earned by Goldman Sachs for executing securities transactions (in its capacity as clearing broker) and futures transactions on behalf of the Fund; (c) fees earned by Goldman Sachs Agency Lending (“GSAL”), an affiliate of the Investment Adviser, as securities lending agent (and fees earned by the Investment Adviser for managing the fund in which the Fund’s cash collateral is invested); (d) the Investment Adviser’s ability to leverage the infrastructure designed to service the Fund on behalf of the Investment Adviser’s other clients; (e) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (f) Goldman Sachs’ retention of certain fees as Fund distributor; (g) the Investment Adviser’s ability to negotiate better pricing with the Fund’s custodian on behalf of its other clients, as a result of the relationship with the Fund; (h) the investment of cash and cash collateral in money market funds managed by the Investment Adviser that will result in increased assets under management for those money market funds; and (i) the possibility that the working relationship between the Investment Adviser and the Fund’s third-party service providers (including the Sub-Adviser) may cause those service providers to be more likely to do business with other areas of Goldman Sachs. In the course of considering the foregoing, the Independent Trustees requested and received further information quantifying certain of these fall-out benefits.

Other Benefits to the Fund and Its Shareholders

The Trustees also noted that the Fund receives certain other potential benefits as a result of their relationship with the Investment Adviser, including: (a) trading efficiencies resulting from aggregation of orders of the Fund with those of other funds or accounts managed by the Investment Adviser; (b) enhanced servicing from vendors due to the volume of business generated by the Investment Adviser and its affiliates; (c) the advantages received from the Investment Adviser’s knowledge and experience gained from managing other accounts and products; (d) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Fund because of the reputation of the Goldman Sachs organization; (e) the Fund’s access, through the Investment Adviser, to certain firm-wide resources (e.g., proprietary risk management systems and databases), subject to certain restrictions; (f) the Fund’s ability to participate in the securities lending program administered by GSAL, as measured by the revenue received by the Fund in connection with the program; and (g) the Fund’s access to certain affiliated distribution channels.

Conclusion

In connection with their consideration of the Management Agreement, the Trustees gave weight to various factors, but did not identify any particular factor as controlling their decision. After deliberation and consideration of the information provided, including the factors described above, the Trustees, including the Independent Trustees, unanimously concluded, in the exercise of their business judgment, that the management fees paid by the Fund were reasonable in light of the factors considered, and that the Management Agreement, and the terms thereof, should be approved and continued with respect to the Fund until August 31, 2022.

Sub-Advisory Agreement with GQG Partners LLC

Nature, Extent, and Quality of the Services Provided Under the Sub-Advisory Agreement

In evaluating the Sub-Advisory Agreement, the Trustees relied upon materials furnished and presentations made by the Investment Adviser and Sub-Adviser. In evaluating the nature, extent, and quality of services provided by the Sub-Adviser, the Trustees considered information on the services provided to the Fund by the Sub-Adviser, including information about the Sub-Adviser’s (a) personnel and compensation structure; (b) track record in managing the Fund and other funds and/or accounts

36

GOLDMAN SACHS GQG PARTNERS INTERNATIONAL OPPORTUNITIES FUND

Statement Regarding Basis for Approval of Management Agreement and Sub-Advisory Agreement (Unaudited) (continued)

with investment strategies similar to those employed on behalf of the Fund; (c) policies and procedures in place to address potential conflicts of interest; and (d) compliance program and code of ethics. In this regard, they also considered assessments provided by the Investment Adviser of the Sub-Adviser, the Sub-Adviser’s investment strategies and personnel, and its compliance program. The Trustees also considered information regarding the Sub-Adviser’s business continuity planning and remote operations in the current environment.

Costs of Services Provided

The Trustees reviewed the terms of the Sub-Advisory Agreement, including the schedule of fees payable to the Sub-Adviser. They considered the breakpoints in the sub-advisory fee rate payable under the Sub-Advisory Agreement. The Trustees noted that the compensation paid to the Sub-Adviser is paid by the Investment Adviser, not by the Fund. They also considered the expense limitations that substantially reduce the fees retained by the Investment Adviser, and that the retention of the Sub-Adviser does not directly increase the fees incurred by the Fund for advisory services. They considered the Investment Adviser’s belief that the relationship between the management fees paid by the Fund and the sub-advisory fees paid by the Investment Adviser is appropriate given the level of services the Investment Adviser provides to the Fund and significant differences in cost drivers and risks associated with the respective services offered by the Investment Adviser and the Sub-Adviser.

Conclusion

In connection with their consideration of the Sub-Advisory Agreement, the Trustees gave weight to various factors, but did not identify any particular factor as controlling their decision. After deliberation and consideration of the information provided, including the factors described above, the Trustees, including the Independent Trustees, unanimously concluded, in the exercise of their business judgment, that the sub-advisory fees paid by the Investment Adviser to the Sub-Adviser were reasonable in light of the factors considered, and that the Sub-Advisory Agreement should be approved and continued until August 31, 2022.

37

GOLDMAN SACHS GQG PARTNERS INTERNATIONAL OPPORTUNITIES FUND

Trustees and Officers (Unaudited)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

Cheryl K. Beebe Age: 65	Chair of the Board of Trustees	Since 2017 (Trustee since 2015)	Ms. Beebe is retired. She is Director, Packaging Corporation of America (2008-Present); Director, The Mosaic Company (2019-Present); Director, HanesBrands Inc. (2020-Present); and was formerly Director, Convergys Corporation (a global leader in customer experience outsourcing) (2015-2018); and formerly held the position of Executive Vice President, (2010-2014); and Chief Financial Officer, Ingredion, Inc. (a leading global ingredient solutions company) (2004-2014). Chair of the Board of Trustees — Goldman Sachs Trust II.	18	Packaging Corporation of America (producer of container board); The Mosaic Company (producer of phosphate and potash fertilizer); HanesBrands Inc. (a multinational clothing company)

Lawrence Hughes Age: 63	Trustee	Since 2016	Mr. Hughes is retired. Formerly, he held senior management positions with BNY Mellon Wealth Management, a division of The Bank of New York Mellon Corporation (a financial services company) (1991-2015), most recently as Chief Executive Officer (2010-2015). He serves as a Member of the Board of Directors, (2012-Present) and formerly served as Chairman (2012-2019), Ellis Memorial and Eldredge House (a not-for-profit organization). Previously, Mr. Hughes served as an Advisory Board Member of Goldman Sachs Trust II (February 2016-April 2016). Trustee — Goldman Sachs Trust II.	18	None

John F. Killian Age: 66	Trustee	Since 2015	Mr. Killian is retired. He is Director, Consolidated Edison, Inc. (2007-Present); Director, Houghton Mifflin Harcourt Publishing Company (2011-Present); and formerly held senior management positions with Verizon Communications, Inc., including Executive Vice President and Chief Financial Officer (2009-2010); and President, Verizon Business, Verizon Communications, Inc. (2005-2009). Trustee — Goldman Sachs Trust II.	18	Consolidated Edison, Inc. (a utility holding company); Houghton Mifflin Harcourt Publishing Company

Steven D. Krichmar Age: 63	Trustee	Since 2018	Mr. Krichmar is retired. Formerly, he held senior management and governance positions with Putnam Investments, LLC, a financial services company (2001-2016). He was most recently Chief of Operations and a member of the Operating Committee of Putnam Investments, LLC and Principal Financial Officer of The Putnam Funds. Previously, Mr. Krichmar served as an Audit Partner with PricewaterhouseCoopers LLP and its predecessor company (1990-2001). Trustee — Goldman Sachs Trust II.	18	None

38

GOLDMAN SACHS GQG PARTNERS INTERNATIONAL OPPORTUNITIES FUND

Trustees and Officers (Unaudited) (continued)

Interested Trustee*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

James A. McNamara Age: 59	President and Trustee	Since 2012	Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998). President and Trustee — Goldman Sachs Trust II; Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.	168	None

*	Mr. McNamara is considered to be an “Interested Trustee” because he holds positions with Goldman Sachs and owns securities issued by The Goldman Sachs Group, Inc. He holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus. Information is provided as of October 31, 2021.
[2]	Subject to such policies as may be adopted by the Board from time-to-time, each Trustee holds office for an indefinite term, until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board or shareholders, in accordance with the Trust’s Declaration of Trust; or (c) the termination of the Trust. The Board has adopted policies which provide that (a) no Trustee shall hold office for more than 15 years and (b) a Trustee shall retire as of December 31st of the calendar year in which he or she reaches his or her 74th birthday, unless a waiver of such requirements shall have been adopted by a majority of the other Trustees. These policies may be changed by the Trustees without shareholder vote.
[3]	The Goldman Sachs Fund Complex includes certain other companies listed above for each respective Trustee. As of October 31, 2021, Goldman Sachs Trust II consisted of 18 portfolios (16 of which offered shares to the public); Goldman Sachs Trust consisted of 92 portfolios (90 of which offered shares to the public); Goldman Sachs Variable Insurance Trust consisted of 17 portfolios (13 of which offered shares to the public); Goldman Sachs ETF Trust consisted of 38 portfolios (21 of which offered shares to the public); and Goldman Sachs MLP and Energy Renaissance Fund, Goldman Sachs Credit Income Fund and Goldman Sachs Real Estate Diversified Income Fund each consisted of one portfolio. Goldman Sachs Credit Income Fund did not offer shares to the public.
[4]	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Fund’s Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-526-7384.

39

GOLDMAN SACHS GQG PARTNERS INTERNATIONAL OPPORTUNITIES FUND

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years

James A. McNamara 200 West Street New York, NY 10282 Age: 59	Trustee and President	Since 2012

Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President and Trustee — Goldman Sachs Trust II; Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Caroline L. Kraus 200 West Street New York, NY 10282 Age: 44	Secretary	Since 2012

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (August 2006-December 2015); Senior Counsel, Goldman Sachs (January 2020–Present); Associate General Counsel, Goldman Sachs (2012-December 2019); Assistant General Counsel, Goldman Sachs (August 2006-December 2011); and Associate, Weil, Gotshal & Manges, LLP (2002-2006).

Secretary — Goldman Sachs Trust II; Goldman Sachs Trust (previously Assistant Secretary (2012)); Goldman Sachs Variable Insurance Trust (previously Assistant Secretary (2012)); Goldman Sachs BDC, Inc.; Goldman Sachs Private Middle Market Credit LLC; Goldman Sachs Private Middle Market Credit II LLC; Goldman Sachs Middle Market Lending Corp.; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Joseph F. DiMaria 30 Hudson Street Jersey City, NJ 07302 Age: 53	Treasurer, Principal Financial Officer and Principal Accounting Officer	Since 2017 (Treasurer and Principal Financial Officer Since 2019)

Managing Director, Goldman Sachs (November 2015-Present) and Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC (May 2010-October 2015).

Treasurer, Principal Financial Officer and Principal Accounting Officer — Goldman Sachs Trust II (previously Assistant Treasurer (2017)); Goldman Sachs Trust (previously Assistant Treasurer (2016)); Goldman Sachs Variable Insurance Trust (previously Assistant Treasurer (2016)); Goldman Sachs MLP and Energy Renaissance Fund (previously Assistant Treasurer (2017)); Goldman Sachs ETF Trust (previously Assistant Treasurer (2017)); Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Fund’s Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-526-7384.
[1]	Information is provided as of October 31, 2021.
[2]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

Goldman Sachs GQG Partners International Opportunities Fund - Tax Information (Unaudited)

For the year ended October 31, 2021, 17.35% of the dividends paid from net investment company taxable income by the Goldman Sachs GQG Partners International Opportunities Fund qualify for the dividends received deduction available to corporations.

For the year ended October 31, 2021, 100% of the dividends paid from net investment company taxable income by the GQG Partners International Opportunities Fund qualify for the reduced tax rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

From distributions paid during the year ended October 31, 2021, the total amount of income received by the Goldman Sachs GQG Partners International Opportunities Fund from sources within foreign countries and possessions of the United States was $0.0509 per share, all of which is attributable to qualified passive income. The percentage of net investment income dividends paid from foreign sources by the Goldman Sachs GQG Partners International Opportunities Fund was 86.42%. The total amount of taxes paid by the Goldman Sachs GQG Partners International Opportunities Fund to such countries was $0.0119 per share.

40

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Asset Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $2.14 trillion in assets under supervision as of September 30, 2021, Goldman Sachs Asset Management has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. Goldman Sachs Asset Management leverages the resources of Goldman Sachs & Co. LLC subject to legal, internal and regulatory restrictions.

Money Market

Financial Square FundsSM

∎	Financial Square Treasury Solutions Fund[1]
∎	Financial Square Government Fund[1]
∎	Financial Square Money Market Fund[2]
∎	Financial Square Prime Obligations Fund[2]
∎	Financial Square Treasury Instruments Fund[1]
∎	Financial Square Treasury Obligations Fund[1]
∎	Financial Square Federal Instruments Fund[1]

Investor FundsSM

∎	Investor Money Market Fund[3]
∎	Investor Tax-Exempt Money Market Fund[3]

Fixed Income

Short Duration and Government

∎	Enhanced Income Fund
∎	High Quality Floating Rate Fund
∎	Short-Term Conservative Income Fund
∎	Short Duration Government Fund
∎	Short Duration Bond Fund[4]
∎	Government Income Fund
∎	Inflation Protected Securities Fund

Multi-Sector

∎	Bond Fund
∎	Core Fixed Income Fund
∎	Global Core Fixed Income Fund
∎	Income Fund
∎	Strategic Income Fund

Municipal and Tax-Free

∎	High Yield Municipal Fund
∎	Dynamic Municipal Income Fund
∎	Short Duration Tax-Free Fund
∎	Municipal Income Completion Fund

Single Sector

∎	Investment Grade Credit Fund
∎	U.S. Mortgages Fund
∎	High Yield Fund
∎	High Yield Floating Rate Fund
∎	Emerging Markets Debt Fund
∎	Local Emerging Markets Debt Fund

Fixed Income Alternatives

∎	Long Short Credit Strategies Fund

Fundamental Equity

∎	Equity Income Fund
∎	Small Cap Growth Fund
∎	Small Cap Value Fund
∎	Small/Mid Cap Value Fund
∎	Mid Cap Value Fund
∎	Large Cap Value Fund
∎	Focused Value Fund
∎	Capital Growth Fund
∎	Strategic Growth Fund
∎	Small/Mid Cap Growth Fund
∎	Flexible Cap Fund
∎	Concentrated Growth Fund
∎	Technology Opportunities Fund
∎	Growth Opportunities Fund
∎	Rising Dividend Growth Fund
∎	U.S. Equity ESG Fund
∎	Income Builder Fund
∎	Defensive Equity Fund

Tax-Advantaged Equity

∎	U.S. Tax-Managed Equity Fund
∎	International Tax-Managed Equity Fund
∎	U.S. Equity Dividend and Premium Fund
∎	International Equity Dividend and Premium Fund

Equity Insights

∎	Small Cap Equity Insights Fund
∎	U.S. Equity Insights Fund
∎	Small Cap Growth Insights Fund
∎	Large Cap Growth Insights Fund
∎	Large Cap Value Insights Fund
∎	Small Cap Value Insights Fund
∎	International Small Cap Insights Fund
∎	International Equity Insights Fund
∎	Emerging Markets Equity Insights Fund

Fundamental Equity International

∎	International Equity Income Fund
∎	International Equity ESG Fund
∎	China Equity Fund
∎	Emerging Markets Equity Fund
∎	Imprint Emerging Markets Opportunities Fund
∎	ESG Emerging Markets Equity Fund

Alternative

∎	Real Estate Securities Fund
∎	International Real Estate Securities Fund
∎	Commodity Strategy Fund
∎	Global Real Estate Securities Fund
∎	Alternative Premia Fund
∎	Absolute Return Tracker Fund
∎	Managed Futures Strategy Fund
∎	MLP Energy Infrastructure Fund
∎	Energy Infrastructure Fund
∎	Multi-Manager Alternatives Fund
∎	Global Infrastructure Fund
∎	Clean Energy Income Fund
∎	Defensive Equity Fund

Total Portfolio Solutions

∎	Global Managed Beta Fund
∎	Multi-Manager Non-Core Fixed Income Fund
∎	Multi-Manager U.S. Dynamic Equity Fund
∎	Multi-Manager Global Equity Fund
∎	Multi-Manager International Equity Fund
∎	Tactical Tilt Overlay Fund
∎	Balanced Strategy Portfolio
∎	Multi-Manager U.S. Small Cap Equity Fund
∎	Multi-Manager Real Assets Strategy Fund
∎	Growth and Income Strategy Portfolio
∎	Growth Strategy Portfolio
∎	Dynamic Global Equity Fund
∎	Satellite Strategies Portfolio
∎	Enhanced Dividend Global Equity Portfolio
∎	Tax-Advantaged Global Equity Portfolio
∎	Strategic Factor Allocation Fund
∎	Strategic Volatility Premium Fund
∎	Target Date Retirement Portfolio
∎	Target Date 2025 Portfolio
∎	Target Date 2030 Portfolio
∎	Target Date 2035 Portfolio
∎	Target Date 2040 Portfolio
∎	Target Date 2045 Portfolio
∎	Target Date 2050 Portfolio
∎	Target Date 2055 Portfolio
∎	Target Date 2060 Portfolio
∎	GQG Partners International Opportunities Fund
[1]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[2]	You could lose money by investing in the Fund. Because the share price of the Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[3]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[4]	Effective after the close of business on July 29, 2021, the Goldman Sachs Short Duration Income Fund was renamed the Goldman Sachs Short Duration Bond Fund.
*	This list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn about our closed-end funds and exchange-traded funds.

TRUSTEES Cheryl K. Beebe, Chair Lawrence Hughes Linda A. Lang* Michael Latham* John F. Killian Steven D. Krichmar Lawrence W. Stranghoener* James A. McNamara * Effective December 3, 2021.	OFFICERS James A. McNamara, President Joseph F. DiMaria, Principal Financial Officer, Principal Accounting Officer and Treasurer Caroline L. Kraus, Secretary

GOLDMAN SACHS & CO. LLC Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT L.P. Investment Adviser

Visit our website at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P., 200 West Street, New York, New York 10282

The reports concerning the Fund included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Fund in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Fund, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Fund. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (ii) on the Securities and Exchange Commission (the “SEC”) web site at http://www.sec.gov.

The Fund will file its portfolio holdings for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be made available on the SEC’s web site at http://www.sec.gov. Portfolio holdings information may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Holdings and allocations shown are as of October 31, 2021 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

Economic and market forecasts presented herein reflect our judgment as of the date of this presentation and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider the Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about the Fund and may be obtained from your authorized dealer or from Goldman Sachs & Co. LLC by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550).

© 2021 Goldman Sachs. All rights reserved. 263315-OTU-1529158 GQGPIOAR-21

Goldman Sachs Funds

Annual Report	October 31, 2021

Multi-Manager Alternatives Fund

Goldman Sachs Multi-Manager Alternatives Fund

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

PORTFOLIO RESULTS

Goldman Sachs Multi-Manager Alternatives Fund

Investment Objective

The Fund seeks long-term growth of capital.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Alternative Investments & Manager Selection (“AIMS”) Group discusses the Goldman Sachs Multi-Manager Alternatives Fund’s (the “Fund”) performance and positioning for the 12-month period ended October 31, 2021 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Class C, Institutional, Investor, Class R6, Class R and Class P Shares generated average annual total returns, without sales charges, of 11.26%, 10.53%, 11.58%, 11.56%, 11.68%, 11.03% and 11.69%, respectively. These returns compare to the 0.06% average annual total return of the Fund’s primary benchmark, the ICE BofA Three-Month U.S. Treasury Bill Index (the “ICE BofA Index”), which reflects no deductions for fees or expenses, during the same time period. The HFRX Global Hedge Fund Index (the “HFRX Index”) (net of management, administrative and performance/incentive fees), a broad proxy for hedge fund performance and the Fund’s secondary benchmark, returned 10.09% during the Reporting Period.

References to the Fund’s benchmarks mentioned herein are for informational purposes only, and unless otherwise noted, are not an indication of how the Fund is managed. The use of the ICE BofA Index as the Fund’s benchmark does not imply the Fund is being managed like cash and does not imply low risk or low volatility.

Q	What economic and market factors most influenced the financial markets as a whole during the Reporting Period?

A	The capital markets produced strong, positive returns during the Reporting Period, driven by an economic rebound from the depths of the COVID-19 pandemic as well as by continued historic fiscal stimulus and ongoing accommodative monetary policies from central banks and governments around the world.

In the global equity markets, the Reporting Period started off on a strong note, with the MSCI All Country World Index (“MSCI ACWI”) Investable Market Index gaining approximately 18% in November and December 2020 overall. During those two months, global equities advanced on news that highly effective COVID-19 vaccines had been produced and would soon roll out to the public. Also, the U.S. saw the election of a new President, removing some political uncertainty. Moving into 2021, global equity markets continued to perform well. In the first and second calendar quarters, global equities, as represented by the MSCI ACWI Investable Market Index, rose approximately 5% and 7%, respectively. The MSCI ACWI Investable Market Index fell back slightly in the third quarter, declining about 1%, and then rebounded about 5% during October to finish the Reporting Period with a gain of approximately 38% overall. Volatility was generally low during the Reporting Period as a whole, driven by the ebb and flow of COVID-19 cases as well as by market reaction to fiscal and monetary stimulus. Fiscal stimulus remained robust, with the U.S. federal government authorizing in March 2021 $1.9 trillion of additional COVID-19 relief spending and investors anticipating further spending for infrastructure and social programs. As for monetary policy, the U.S. Federal Reserve (the “Fed”) kept short-term interest rates near historic lows during the Reporting Period. Fed policymakers also signaled they might soon begin tapering the Fed’s asset purchase program and could later raise interest rates, which led to modest short-term market volatility, mainly among information technology stocks and other long-duration growth stocks that generally benefit from a low rate environment. (Long-duration stocks are those that tend to deliver a higher proportion of their cash flows in the distant future.) Although growth stocks advanced during the Reporting Period, they lagged value stocks, which did comparatively better amid the cyclical economic recovery from the COVID-19 crisis. Energy and financials stocks were particularly strong, as demand for energy rebounded sharply and supply constraints drove prices higher, especially in the latter part of the Reporting Period. Demand for

1

PORTFOLIO RESULTS

physical goods was robust and supply chains were strained, contributing to an annualized inflation rate of 6.2% — the highest since November 1990. Concerns about inflation and corresponding wage increases weighed on market sentiment, as many investors focused on the Fed’s monetary policy, but in the end, these pressures did not keep the markets from trending higher. During the Reporting Period overall, developed markets equities were especially strong, with U.S. stock returns edging out those of developed European and Asian equities. The performance of emerging markets stocks was also robust, though more muted than that of developed market stocks, mainly due to a decline in the Chinese equity market. Worries about China’s economic growth, the strength of corporate balance sheets and the increasing involvement of the Chinese government in the private sector dampened investor sentiment.

Credit markets broadly rallied during the Reporting Period amid positive news about the effectiveness of COVID-19 vaccines and the conclusion of U.S. elections. They were further supported by robust global economic growth, health of the consumer balance sheet, additional fiscal and monetary stimulus, improving investor sentiment and strong company financial results. That said, credit markets experienced some measure of volatility during the Reporting Period due to the waning effects of fiscal and monetary stimulus, investors’ worries about inflation and disruptions to the global supply chain. High yield corporate bonds outperformed all other fixed income sectors during the Reporting Period, driven by lower-rated credits — particularly CCC-rated bonds — and the energy sector, which benefited from rising commodity prices. In this environment, high yield credit spreads tightened, and yields within the broad high yield corporate bond market compressed. (Credit spreads are yield differentials between corporate bonds and U.S. Treasury securities of comparable maturity.) Leveraged loans, especially lower-rated loans, also performed strongly, fueled by robust investor demand for floating rate assets as well as declining default rate expectations. Within the emerging markets, U.S. dollar-denominated debt outperformed local currency-denominated debt due to the strength of the U.S. dollar. The U.S. dollar was supported during the Reporting Period by strong U.S. economic growth and higher U.S. interest rates. As for investment grade corporate bonds, they lagged these fixed income sectors, primarily because of their longer duration profile as U.S. interest rates rose. (Duration is a measure of bonds’ sensitivity to changes in interest rates.) However, investment grade credit spreads remained near historical tights during the Reporting Period because of robust investor demand for investment grade corporate bonds.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund generally seeks to achieve its investment objective by allocating its assets among multiple unaffiliated investment managers (“Underlying Managers”) that employ one or more non-traditional and alternative investment strategies. The AIMS Group is responsible for making recommendations with respect to hiring, terminating or replacing the Fund’s Underlying Managers as well as for determining the Fund’s asset allocations. The AIMS Group applies a multifaceted process with respect to manager due diligence, portfolio construction and risk management.

During the Reporting Period, the Fund’s outperformance of the ICE BofA Index can be attributed to the performance of the Fund’s Underlying Managers.

At various points during the Reporting Period, the Fund had 11 Underlying Managers, though not all were allocated capital. The 11 Underlying Managers were Algert Global LLC (“Algert”); Ares Capital Management II LLC (“Ares”); Artisan Partners LP (“Artisan”); Bardin Hill Arbitrage IC Management LP (“Bardin Hill”); Brigade Capital Management, LP (“Brigade”); Crabel Capital Management, LLC (“Crabel”); GQG Partners LLC (“GQG Partners”); Marathon Asset Management, L.P. (“Marathon”); River Canyon Fund Management LLC (“River Canyon”); Sirios Capital Management, L.P. (“Sirios”); and Wellington Management Company LLC (“Wellington”).

These 11 Underlying Managers represented five strategies —equity long/short (Sirios and Wellington); event driven and credit (Ares, Bardin Hill, Brigade, Marathon and River Canyon); tactical trading (Crabel); relative value (Algert); and dynamic equity (Artisan and GQG Partners). (The Fund did not have an allocation to the relative value strategy during the Reporting Period.)

Seven of these 11 Underlying Managers were allocated capital during the Reporting Period, with all seven generating positive absolute returns. Algert, Ares, Brigade and Sirios did not have allocated capital during the Reporting Period.

In addition, during most of the Reporting Period, the Fund allocated assets to Russell Investments Commodity Advisor, LLC (“RICA”). RICA managed a beta completion mandate for the Fund, which provided us with an additional tool to manage the beta of the Fund and is not used to override any

2

PORTFOLIO RESULTS

views and/or decisions of the Fund’s Underlying Managers. (Beta is a measure of the sensitivity of a portfolio’s returns to broad market returns.) Between the start of the Reporting Period and September 2021, when we removed the allocation, RICA detracted slightly from the Fund’s performance.

Q	Which strategies most significantly affected Fund performance?

A	All four of the strategies employed across the Underlying Managers during the Reporting Period generated positive returns. The Fund did not have an allocation to the relative value strategy or the opportunistic fixed income strategy during the Reporting Period.

The Fund’s dynamic equity strategy added most to performance during the Reporting Period, driven by the Underlying Managers’ strong gains in information technology, health care and financials stocks. Notable individual contributors were Mastercard, a U.S. financial services corporation; SAP, a Germany-based enterprise software company; AstraZeneca, a U.K.-Swedish multinational pharmaceutical and biotechnology company; and London Stock Exchange. On a regional basis, the dynamic equity strategy benefited from its exposures to North America, specifically the U.S., and to Europe (ex-U.K.). Dynamic equity strategies generally involve investing in equity instruments, often with a long-term view, and may have low excess return correlations to traditional long-only equity strategies. Dynamic equity strategies are less likely to track a benchmark than traditional long-only strategies, and dynamic equity managers are less constrained than traditional long-only managers with respect to factors such as position concentration, sector and country weights, style and market capitalization.

The event driven and credit strategy overall contributed positively to the Fund’s performance during the Reporting Period. Positions in asset-backed securities added to returns. The Fund also benefited from positions in Countrywide Asset-Backed Certificates and in WellCare Health Plans, a U.S. health insurance company. Positions in the information technology and consumer discretionary sectors hurt performance. The primary detractors were Fidelity Investments, a U.S. multinational financial services corporation; Centene, a U.S. managed care company; and L3Harris Technologies, a U.S. defense contractor and information technology services provider. Event driven and credit strategies seek to achieve gains from market movements in security prices caused by specific corporate events or changes in perceived relative value. These strategies may include, among others, merger arbitrage, distressed credit, opportunistic credit and value with a catalyst investing style.

The tactical trading strategy further bolstered the Fund’s performance during the Reporting Period. Within macro strategies, the Underlying Manager’s positions in managed futures added to returns. Within managed futures strategies, the Underlying Manager was helped by trading profits in currencies. Tactical trading strategies seek to produce total return by long and short investing across global fixed income, currency, equity and commodity markets. Tactical trading managers may employ various investment styles of which the two major strategies are macro and managed futures. Tactical trading managers that employ a global macro style may select their investments based upon fundamental and/or technical analysis. Tactical trading managers that employ a managed futures investing style may use quantitative modeling techniques, e.g., determining an asset’s value based upon an analysis of price history, price momentum and the asset’s value relative to that of other assets, among other factors. Some tactical trading managers may employ both fundamental analysis and quantitative modeling techniques. Tactical trading managers typically have no bias to be long, short or neutral, but at any given time may have significant long or short exposures in a particular market or asset.

The equity long/short strategy had a positive impact on the Fund’s performance, led by the Underlying Managers’ positions in the information technology, industrials and communication services sectors. Leading individual contributors were a U.S. multinational semiconductor company and two China-based technology companies. These gains were offset slightly by the Underlying Managers’ hedging losses. Equity long/short strategies generally involve long and short investing, based on fundamental evaluations, research and various analytical measurements, in equity and equity-related investments. Equity long/short managers may, for example, buy stocks they expect to outperform or they believe are undervalued, and may also sell short stocks they believe will underperform or they believe are overvalued. Long positions benefit from an increase in the price of the underlying instrument or asset class, while short positions benefit from a decrease in that price.

3

PORTFOLIO RESULTS

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Underlying Managers of the Fund employ derivatives and similar instruments as part of their underlying strategies to hedge market exposure and/or to gain implicit leverage, subject to the constraints of the Investment Company Act of 1940. The derivatives used most by Underlying Managers during the Reporting Period were equity futures, interest rate futures, options (single name and index), warrants, rights, interest rate swaps, total return swaps (single name and index), forward contracts, structured securities, commodity-linked derivatives, inverse floaters and their related floaters, interest only securities, stripped mortgage-backed securities and forward commitments. Overall, the use of derivatives and similar instruments by the Underlying Managers had a positive impact on the Fund’s performance during the Reporting Period.

Q	Were there any notable changes in the Fund’s allocations and Underlying Managers during the Reporting Period?

A	During the Reporting Period, shifts in the Fund’s asset allocation were made in response to the market environment and were also the result of changes in allocations to the Fund’s various strategies. One of the shifts in strategy allocation during the Reporting Period was an increase in the Fund’s exposure to the dynamic equity strategy, accomplished through increased allocations to GQG Partners and Artisan. We funded the increase by reducing the Fund’s exposures to the tactical trading, equity long/short and event driven strategies. In addition, throughout the Reporting Period, we reduced the Fund’s allocation to the beta completion mandate, managed by RICA, because we were comfortable at that time with the overall beta of the Fund as expressed through the other Underlying Managers. The Fund had a 0% allocation to the beta completion mandate as of October 31, 2021. RICA remained an Underlying Manager of the Fund at the end of the Reporting Period

We removed two Underlying Managers during the Reporting Period. Effective August 2, 2021, Ares no longer served as an Underlying Manager within the Fund’s event driven and credit strategy, and Sirios no longer served as an Underlying Manager within the Fund’s equity long/short strategy. Because of portfolio construction considerations, the Fund had not allocated capital to Ares, which has a corporate credit orientation, since 2019. As for Sirios, it had not been allocated capital since 2019 due to performance that was below our expectations.

At the start of the Reporting Period, the Fund’s assets were allocated 10.8% to the equity long/short strategy, 46.1% to the event driven and credit strategy, 14.2% to the tactical trading strategy and 23.4% to the dynamic equity strategy, with 3.3% allocated to the beta completion mandate and the remainder in cash and cash equivalents. At the end of the Reporting Period, the Fund’s assets were allocated 7.2% to the equity long/short strategy, 40.0% to the event driven and credit strategy, 20.8% to the tactical trading strategy and 32.0% to the dynamic equity strategy, with the remainder in cash and cash equivalents.

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A	Effective August 2, 2021, Peter Seok and Jennifer Stack became portfolio managers for the Fund. By design, all investment decisions for the Fund leverage the knowledge and expertise of the broader AIMS team and multiple subject matter experts. This strategic decision making has been the cornerstone of our approach and ensures continuity in the Fund. At the end of the Reporting Period, the portfolio managers for the Fund were Betsy Gorton, Peter Seok and Jennifer Stack.

Q	What is the Fund’s tactical view and strategy for the months ahead?

A	We intend to continue to closely monitor global economic growth, monetary policy and market volatility, while using active portfolio management and alternative investment strategies to position the Fund as we aim to deliver positive absolute returns across a variety of market environments. We believe the flexibility to allocate tactically across these alternative strategies may enable us to provide investors with positive absolute returns in a variety of market conditions and with significant diversification benefits. We intend to continue to actively explore adding new managers with what we consider to be unique alternative capabilities as market conditions warrant.

4

FUND BASICS

Multi-Manager Alternatives Fund

as of October 31, 2021

FUND COMPOSITION (%)[1]

[1]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of the Fund’s market value, excluding cash and the allocation to Russell Investments Commodity Advisor, LLC, which managed a beta completion mandate. Figures in the graph may not sum to 100% due to rounding and/or the exclusion of other assets and liabilities. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Consolidated Schedule of Investments.

TOP TEN EQUITY HOLDINGS AS OF 10/31/21[2]

Holding	% of Net Assets	Line of Business

Microsoft Corp.	1.6%	Software
IHS Markit Ltd.	1.4	Professional Services
Accenture PLC Class A	1.3	IT Services
Covanta Holding Corp.	1.2	Commercial Services & Supplies
Kansas City Southern	1.2	Road & Rail
ASML Holding NV	1.1	Semiconductors & Semiconductor Equipment
Aon PLC Class A	1.0	Insurance
Linde PLC	1.0	Chemicals
AstraZeneca PLC	0.9	Pharmaceuticals
Xilinx, Inc.	0.9	Semiconductors & Semiconductor Equipment

[2]	The top 10 holdings may not be representative of the Fund’s future investments. The top 10 holdings exclude investments in money market funds.

5

FUND BASICS

SUBADVISOR ALLOCATION (%)[3]

Type	Percentage as of Net Assets as of 10/31/21

Crabel Capital Management LLC	20.8%
Artisan Partners	17.0
Bardin Hill	16.2
GQG Partners LLC	15.0
River Canyon	11.1
Marathon Asset Management	10.8
Wellington Management Company LLP	7.2
Other	1.9
Algert Global LLC	0.0
Brigade Capital Management, LP	0.0

[3]	The chart above represents capital allocated to the Underlying Managers, as a percentage of net assets, excluding cash and the allocation to Russell Investments Commodity Advisor, LLC which managed a beta completion mandate for the Fund, and as such the weightings may not sum to 100%. Other represents the Fund’s allocation to KraneShares CSI China Internet ETF.

STRATEGY ALLOCATION (%)[4]

As of October 31, 2021

[4]	Equity Long/Short Strategies generally involve long and short investing, based on fundamental evaluations, research and various analytical measurements, in equity and equity-related investments. Dynamic Equity Strategies generally are long-biased strategies that are less constrained than traditional long-only managers with respect to factors such as position concentration, sector and country weights, style, and market capitalization. Relative Value Strategies seek to identify and benefit from pricing discrepancies between related assets. Event Driven and Credit Strategies seek to achieve gains from market movements in security prices caused by specific corporate events or changes in perceived relative value. Tactical Trading Strategies seek to produce total return by long and short investing across global fixed income, currency, equity, and commodity markets. Tactical Trading managers typically have no bias to be long, short, or neutral but at any given time may have significant long or short exposures in a particular market or asset class. The percentages above exclude cash and the allocation to Russell Investments Commodity Advisor, LLC, which managed a beta completion mandate for the Fund.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

6

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Performance Summary

October 31, 2021

The following graph shows the value, as of October 31, 2021, of a $1,000,000 investment made on April 30, 2013 (commencement of operations) in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s current benchmarks, the ICE BofA Three-Month U.S. Treasury Bill Index and the HFRX Global Hedge Fund Index, are shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Multi-Manager Alternatives Fund’s Lifetime Performance

Performance of a $1,000,000 investment, with distributions reinvested, from April 30, 2013 through October 31, 2021.

Average Annual Total Return through October 31, 2021*	One Year	Five Years	Since Inception
Class A (Commenced April 30, 2013)
Excluding sales charges	11.26%	3.36%	2.57%
Including sales charges	5.14%	2.20%	1.89%

Class C (Commenced April 30, 2013)
Excluding contingent deferred sales charges	10.53%	2.59%	1.80%
Including contingent deferred sales charges	9.53%	2.59%	1.80%

Institutional (Commenced April 30, 2013)	11.58%	3.73%	2.94%

Investor (Commenced April 30, 2013)	11.56%	3.62%	2.83%

Class R6 (Commenced February 28, 2018)	11.68%	N/A	4.89%

Class R (Commenced April 30, 2013)	11.03%	3.11%	2.31%

Class P (Commenced April 16, 2018)	11.69%	N/A	5.08%

*	These returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 5.50% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Investor, Class R6, Class R and Class P Shares do not involve a sales charge, such a charge is not applied to their Average Annual Total Return.

7

FUND BASICS

Index Definition

The ICE BofA Three-Month U.S. Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. At the end of the month that issue is sold and rolled into a newly selected issue. The issue selected at each month-end rebalancing is the outstanding Treasury Bill that matures closest to, but not beyond, three months from the rebalancing date. To qualify for selection, an issue must have settled on or before the month-end rebalancing date. While the index will often hold the Treasury Bill issued at the most recent 3-month auction, it is also possible for a seasoned 6-month Bill to be selected.

The HFRX Global Hedge Fund Index is designed to be representative of the overall composition of the hedge fund universe. It is comprised of all eligible hedge fund strategies, including but not limited to convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage, and relative value arbitrage. The strategies are asset weighted based on the distribution of assets in the hedge fund industry. The index is investable through products managed by HFR Asset Management, LLC that track HFRX Indices. The HFRX Global Hedge Fund Index is a trademark of Hedge Fund Research, Inc. (“HFR”). HFR has not participated in the formation of the Fund. HFR does not endorse or approve the Fund or make any recommendation with respect to investing in the Fund.

HFRI and HFRX and related indices are trademarks and service marks of HFR which has no affiliation with GSAM. Information regarding HFR indices was obtained from HFR’s website and other public sources and is provided for comparison purposes only. HFR does not endorse or approve any of the statements made herein.

MSCI All Country World Index Investable Market Index captures large- and mid-cap representation across 23 developed markets and 26 emerging markets countries. It is not possible to invest directly in an unmanaged index.

It is not possible to invest directly in an unmanaged index.

8

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Schedule of Investments

October 31, 2021

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – 2.3%
Banks(a)(b)(c) – 0.2%
Banco Nacional de Comercio Exterior SNC (5 year CMT + 2.000%)
$398,000	2.720%	08/11/31	$398,124

Electrical(d) – 0.1%
Eskom Holdings SOC Ltd.
200,000	4.314	07/23/27	196,948

Insurance(a)(b) – 0.4%
Sagicor Financial Co. Ltd.
599,000	5.300	05/13/28	620,864

Mining(a)(b) – 0.2%
Polyus Finance PLC
317,000	3.250	10/14/28	313,672

Oil Field Services – 0.6%
Empresa Nacional del Petroleo(a)(b)
661,000	3.450	09/16/31	629,602
MC Brazil Downstream Trading S.a.r.l
476,000	7.250	06/30/31	463,505

			1,093,107

Real Estate Investment Trust(a)(b) – 0.8%
New Residential Investment Corp.
1,500,000	6.250	10/15/25	1,501,875

TOTAL CORPORATE OBLIGATIONS
(Cost $4,143,532)			$4,124,590

Shares	Description	Value

Common Stocks – 44.1%
Aerospace & Defense* – 0.7%
6,877	Airbus SE	$882,196
466	TransDigm Group, Inc.	290,700

		1,172,896

Air Freight & Logistics – 0.2%
1,661	DSV A/S	386,045

Automobiles – 0.3%
6,209	Daimler AG	616,320

Banks – 2.3%
81,549	Banco Bilbao Vizcaya Argentaria SA	570,690
78,283	Banco Santander SA	296,934
11,386	BNP Paribas SA	762,147
34,689	China Merchants Bank Co. Ltd. Class H	290,699
29,841	Credit Agricole SA	450,210
3,451	HDFC Bank Ltd. ADR	248,161
20,283	ICICI Bank Ltd. ADR	428,986
5,174	Royal Bank of Canada	538,554
104,605	Sberbank of Russia PJSC	526,246

		4,112,627

Biotechnology* – 0.7%
1,195	Genmab A/S	536,856
15,669	Swedish Orphan Biovitrum AB	425,810

Common Stocks – (continued)
Biotechnology* – (continued)
19,673	Trillium Therapeutics, Inc.(e)	356,278

		1,318,944

Building Products – 0.8%
19,820	Johnson Controls International PLC	1,454,193

Capital Markets – 1.1%
9,354	Allfunds Group PLC*	189,080
3,907	Apollo Global Management, Inc.	300,644
948	BlackRock, Inc.	894,400
734	Coinbase Global, Inc. Class A*	234,454
2,480	London Stock Exchange Group PLC	241,412

		1,859,990

Chemicals – 1.5%
1,402	Air Liquide SA	234,075
30,147	Ferro Corp.*(e)	633,690
2,943	Kraton Corp.*(e)	134,348
5,275	Linde PLC	1,683,780

		2,685,893

Commercial Services & Supplies(e) – 1.2%
104,187	Covanta Holding Corp.	2,102,494

Communications Equipment – 0.4%
2,653	Motorola Solutions, Inc.	659,509

Construction & Engineering – 0.3%
4,763	Quanta Services, Inc.	577,657

Construction Materials – 0.6%
2,144	Martin Marietta Materials, Inc.	842,249
1,549	Vulcan Materials Co.	294,496

		1,136,745

Consumer Finance – 0.2%
2,562	American Express Co.	445,224

Diversified Consumer Services(f)* – 0.0%
5,019	Gymboree Holding Corp.	—

Diversified Telecommunication Services(b) – 0.3%
10,022	Cellnex Telecom SA	616,350

Electric Utilities – 0.5%
6,928	NextEra Energy, Inc.	591,166
134,554	Spark Infrastructure Group	285,268

		876,434

Electrical Equipment – 0.3%
294	Generac Holdings, Inc.*	146,577
2,355	Schneider Electric SE	406,044

		552,621

Electronic Equipment, Instruments & Components – 0.5%
1,095	Coherent, Inc.*(e)	278,568
27,286	Hollysys Automation Technologies Ltd.	544,356

		822,924

The accompanying notes are an integral part of these financial statements.	9

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Schedule of Investments (continued)

October 31, 2021

Shares	Description	Value

Common Stocks – (continued)
Entertainment* – 0.7%
81	ROBLOX Corp. Class A	$6,806
35,753	Sciplay Corp. Class A(e)	722,568
2,392	Take-Two Interactive Software, Inc.	432,952

		1,162,326

Equity Real Estate Investment Trusts (REITs) – 0.7%
2,202	American Tower Corp.	620,898
1,776	SBA Communications Corp.	613,306

		1,234,204

Food Products – 0.4%
474	Nestle SA	68,288
21,963	Pilgrim’s Pride Corp.*(e)	618,478

		686,766

Health Care Equipment & Supplies – 1.2%
3,186	Alcon, Inc.	264,179
1,869	Danaher Corp.	582,698
6,309	Hill-Rom Holdings, Inc.(e)	977,264
6,890	Itamar Medical Ltd. ADR*	210,145

		2,034,286

Health Care Providers & Services*(e) – 0.3%
46,245	New Frontier Health Corp.	520,256

Health Care Technology*(e) – 0.6%
27,710	Inovalon Holdings, Inc. Class A	1,130,291

Hotels, Restaurants & Leisure – 1.2%
1,186	Airbnb, Inc. Class A*	202,403
23,054	Crown Resorts Ltd.*	173,781
4,703	Entain PLC*	131,784
3,667	Evolution Gaming AB(b)	595,307
6,914	Hilton Worldwide Holdings, Inc.*	995,270

		2,098,545

Industrial Conglomerates – 0.2%
583	Roper Technologies, Inc.	284,428

Insurance – 2.8%
5,323	Aon PLC Class A(g)	1,702,934
4,041	Arthur J. Gallagher & Co.	677,555
14,830	Athene Holding Ltd. Class A*(e)	1,290,358
51,028	Societa Cattolica Di Assicurazione SPA*	388,143
2,541	Trupanion, Inc.*	260,198
2,317	Willis Towers Watson PLC(e)	561,363

		4,880,551

Interactive Media & Services – 1.6%
177	Alphabet, Inc. Class A*	524,083
175	Alphabet, Inc. Class C*	518,947
498	Cargurus, Inc.*	16,703
4,051	Meta Platforms, Inc. Class-A*	1,310,782
6,300	Snap, Inc. Class A*	331,254
2,277	Tencent Holdings Ltd.	138,509

		2,840,278

Common Stocks – (continued)
Internet & Direct Marketing Retail* – 0.6%
847	Alibaba Group Holding Ltd. ADR	139,704
45	Amazon.com, Inc.	151,759
7,201	Coupang, Inc.	214,302
2,750	JD.com, Inc. ADR	215,270
6,446	Meituan Class B(b)	219,348
246	zooplus AG	136,046

		1,076,429

IT Services – 3.0%
6,257	Accenture PLC Class A	2,244,949
108	Adyen NV*(b)	325,869
1,476	Afterpay Ltd.*	136,736
1,667	Capgemini SE	388,683
2,835	Fidelity National Information Services, Inc.	313,948
69	FleetCor Technologies, Inc.*	17,071
611	Global Payments, Inc.	87,367
91	Mastercard, Inc. Class A	30,532
141	MongoDB, Inc.*	73,502
2,467	Nuvei Corp.*(b)	297,076
3,488	Repay Holdings Corp.*	73,283
200	Shopify, Inc. Class A*	293,346
6,284	StoneCo Ltd. Class A*	212,776
938	Twilio, Inc. Class A*	273,296
2,434	Visa, Inc. Class A	515,448

		5,283,882

Life Sciences Tools & Services – 0.2%
2,740	Avantor, Inc.*	110,641
259	Lonza Group AG	212,846

		323,487

Media – 0.1%
1,219	Cardlytics, Inc.*	95,886
6,913	TEGNA, Inc.(e)	135,910

		231,796

Metals & Mining – 1.1%
20,953	ArcelorMittal SA	713,518
167,781	Glencore PLC	839,002
23,237	Vale SA	294,837
5,356	Vale SA ADR	68,182

		1,915,539

Oil, Gas & Consumable Fuels – 1.4%
10,025	Exxon Mobil Corp.	646,312
101,570	Gazprom PJSC	500,469
4,306	LUKOIL PJSC	439,435
41,520	Petroleo Brasileiro SA ADR	407,727
59,155	Rosneft Oil Co. PJSC	531,454

		2,525,397

Personal Products – 0.1%
587	L’Oreal SA	268,526

Pharmaceuticals – 2.4%
12,904	AstraZeneca PLC	1,614,307
10,631	Novo Nordisk A/S Class B	1,165,741

10	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Shares	Description	Value

Common Stocks – (continued)
Pharmaceuticals – (continued)
999	Roche Holding AG	$387,006
4,898	Zoetis, Inc.	1,058,948

		4,226,002

Professional Services(e) – 1.5%
2,168	51job, Inc. ADR*	129,126
18,677	IHS Markit Ltd.	2,441,457

		2,570,583

Real Estate Management & Development* – 0.5%
7,910	CBRE Group, Inc. Class A	823,273
828	Zillow Group, Inc. Class A	87,536

		910,809

Road & Rail(e) – 1.2%
6,592	Kansas City Southern	2,045,168

Semiconductors & Semiconductor Equipment – 4.0%
1,061	Advanced Micro Devices, Inc.*	127,564
3,822	Analog Devices, Inc.	663,079
2,477	ASML Holding NV	2,013,543
670	KLA Corp.	249,749
3,186	Marvell Technology, Inc.	218,241
2,657	NVIDIA Corp.	679,315
5,039	Siltronic AG	795,718
36,225	Taiwan Semiconductor Manufacturing Co. Ltd.	768,705
8,910	Xilinx, Inc.(e)	1,603,800

		7,119,714

Software – 5.3%
413	Adobe, Inc.*	268,599
937	Atlassian Corp. PLC Class A*	429,268
2,097	Avalara, Inc.*	376,705
1,382	Ceridian HCM Holding, Inc.*	173,096
3,991	Dynatrace, Inc.*	299,325
2,320	Five9, Inc.*(e)	366,583
226	HubSpot, Inc.*	183,112
637	Informatica, Inc. Class A*	18,893
2,091	Intuit, Inc.	1,308,945
8,541	Microsoft Corp.(g)	2,832,366
20,427	Nuance Communications, Inc.*(e)	1,124,506
947	Palo Alto Networks, Inc.*	482,108
497	salesforce.com, Inc.*	148,946
1,823	ServiceNow, Inc.*	1,272,017
727	Zendesk, Inc.*	74,009

		9,358,478

Thrifts & Mortgage Finance – 0.1%
2,482	Housing Development Finance Corp. Ltd.	94,630

Tobacco – 0.8%
7,612	British American Tobacco PLC	264,779
7,768	Philip Morris International, Inc.	734,387
38,364	Swedish Match AB	338,263

		1,337,429

Transportation Infrastructure* – 0.2%
47,161	Sydney Airport	292,466

TOTAL COMMON STOCKS
(Cost $63,076,364)		$77,849,132

Principal Amount	Interest Rate	Maturity Date	Value

Mortgage-Backed Obligations(c) – 3.6%
Collateralized Mortgage Obligations – 2.8%
Interest Only(h) – 1.7%
FHLMC REMIC Series 4723, Class KS (-1x1M USD LIBOR + 6.150%)
$3,447,813	6.060%	09/15/47	$663,502
FHLMC REMIC Series 4729, Class KS (-1x1M USD LIBOR + 6.150%)
2,605,523	6.060	11/15/47	501,410
GNMA REMIC Series 2017-117, Class AS (-1x1M USD LIBOR + 6.200%)
4,236,972	6.114	08/20/47	782,359
GNMA REMIC Series 2020-78, Class AS (-1x1M USD LIBOR + 6.150%)
3,357,574	6.064	06/20/50	647,958
GNMA REMIC Series 2020-78, Class SQ (-1x1M USD LIBOR + 6.150%)
1,639,141	6.064	06/20/50	310,907

			2,906,136

Regular Floater(b) – 1.1%
CHL GMSR Issuer Trust Series 2018-GT1, Class A (1M USD LIBOR + 2.750%)
1,000,000	2.839	05/25/23	1,001,370
CHL GMSR Issuer Trust Series 2018-GT1, Class B (1M USD LIBOR + 3.500%)
1,000,000	3.589	05/25/23	1,001,370

			2,002,740

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS			$4,908,876

Commercial Mortgage-Backed Securities(h) – 0.8%
Interest Only – 0.8%
GNMA REMIC Series 2020-118 Class IO
$8,608,388	0.911%	06/16/62	$672,828
GNMA REMIC Series 2019-156, Class IO
11,239,511	0.541	11/16/61	654,319
GNMA REMIC Series 2020-81, Class IO
2,217,280	0.885	02/16/61	158,454

TOTAL COMMERCIAL MORTGAGE- BACKED SECURITIES			$1,485,601

TOTAL MORTGAGE-BACKED OBLIGATIONS
(Cost $6,391,737)			$6,394,477

Asset-Backed Securities(c) – 5.8%
Collateralized Loan Obligations(b) – 4.0%
Catamaran CLO Ltd. Series 2013-1A, Class DR (3M USD LIBOR + 2.800%)
$1,750,000	2.935%	01/27/28	$1,758,277
CVP CLO Ltd. Series 2017-2A, Class D (3M USD LIBOR + 2.650%)
1,000,000	2.782	01/20/31	963,913
Shackleton CLO Ltd. Series 2013-3A, Class DR (3M USD LIBOR + 3.020%)
1,500,000	3.144	07/15/30	1,437,681

The accompanying notes are an integral part of these financial statements.	11

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Schedule of Investments (continued)

October 31, 2021

Principal Amount	Interest Rate		Maturity Date	Value

Asset-Backed Securities(c) – (continued)
Collateralized Loan Obligations(b) – (continued)
Venture CLO Ltd. Series 2017-30A, Class D (3M USD LIBOR + 3.000%)
$1,500,000	3.124%		01/15/31	$1,468,254
Voya CLO Ltd. Series 2013-1A, Class CR (3M USD LIBOR + 2.950%)
1,500,000	3.074		10/15/30	1,444,121

				7,072,246

Home Equity – 1.8%
Argent Securities, Inc. Asset-Backed Pass-Through Certificates Series 2005-W5, Class M1 (1M USD LIBOR + 0.690%)
2,390,119	0.779		01/25/36	2,420,534
Securitized Asset Backed Receivables LLC Trust Series 2006- FR3, Class A3 (1M USD LIBOR + 0.500%)
1,074,464	0.589		05/25/36	706,083

				3,126,617

TOTAL ASSET-BACKED SECURITIES
(Cost $9,633,637)				$10,198,863

Foreign Debt Obligations – 4.2%
Dominican Republic
$363,000	4.875	%(b)	09/23/32	$368,740
607,000	5.300		01/21/41	603,510
Kingdom of Bahrain(b)
200,000	4.250		01/25/28	196,312
Kingdom of Jordan
400,000	7.375		10/10/47	412,825
Panama Bonos del Tesoro
398,000	3.362		06/30/31	393,896
Republic of Angola
286,000	8.000		11/26/29	283,283
Republic of Costa Rica
556,000	7.000		04/04/44	553,498
Republic of Egypt
906,000	8.750	(b)	09/30/51	849,375
200,000	7.903		02/21/48	175,000
Republic of Ivory Coast
360,000	6.125		06/15/33	378,180
Republic of Kazakhstan
270,000	5.125		07/21/25	306,585
Republic of Nigeria(b)
636,000	8.250		09/28/51	624,870
Republic of Peru(a)
238,000	2.783		01/23/31	237,598
Republic of Poland
189,000	5.000		03/23/22	192,178
Republic of South Africa
474,000	5.750		09/30/49	451,722
300,000	4.850		09/30/29	307,275
Republic of Turkey
567,000	6.500		09/20/33	538,650
Ukraine Government Bond
565,000	7.750		09/01/27	608,364

TOTAL FOREIGN DEBT OBLIGATIONS
(Cost $7,566,107)				$7,481,861

Shares	Description	Value

Exchange Traded Fund – 1.9%
68,970	KraneShares CSI China Internet ETF	$3,292,628
(Cost $3,499,279)

Shares	Dividend Rate	Value

Preferred Stocks – 0.6%
Auto Manufacturers – 0.2%
Volkswagen AG
1,621	2.570%	$363,803

Oil & Gas – 0.3%
Petroleo Brasileiro SA
83,646	9.200	403,869

Regional Banks – 0.1%
Itau Unibanco Holding SA
47,923	3.160	197,931

TOTAL PREFERRED STOCKS
(Cost $1,031,072)		$965,603

Investment Company(i) – 33.3%
Goldman Sachs Financial Square Government Fund – Institutional Shares
58,782,541	0.026%	$58,782,541
(Cost $58,782,541)

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT – 95.8%
(Cost $154,124,269)		$169,089,695

Principal Amount	Interest Rate	Maturity Date	Value

Short-term Investments(j) – 2.8%
U.S. Treasury Obligation – 2.8%
United States Cash Management Bills
$424,000	0.000%(g)	02/08/22	$423,936
460,000	0.000	02/22/22	459,911
United States Treasury Bills
320,000	0.000(g)	11/04/21	320,000
460,000	0.000(g)	11/12/21	459,995
862,000	0.000	12/14/21	861,936
780,000	0.000	12/16/21	779,924
80,000	0.000	12/21/21	79,992
100,000	0.000	12/23/21	99,988
1,060,000	0.000(g)	12/30/21	1,059,866
460,000	0.000(g)	01/27/22	459,936

TOTAL SHORT-TERM INVESTMENTS
(Cost $5,005,489)			$5,005,484

TOTAL INVESTMENTS BEFORE SHORT POSITIONS – 98.6%
(Cost $159,129,758)			$174,095,179

12	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Shares	Description	Value

Common Stocks Sold Short – (3.6)%
Auto Components – (0.2)%
9,311	Veoneer, Inc.	$(327,747)

Capital Markets – (1.5)%
17,161	Apollo Global Management, Inc.	(1,320,539)
2,915	S&P Global, Inc.	(1,382,177)

		(2,702,716)

Electronic Equipment, Instruments & Components – (0.0)%
1,012	II-VI, Inc.	(61,236)

Hotels, Restaurants & Leisure – (0.4)%
8,937	Scientific Games Corp. Class A	(715,407)

Road & Rail – (0.8)%
19,008	Canadian Pacific Railway Ltd.	(1,471,219)

Semiconductors & Semiconductor Equipment – (0.6)%
8,301	Advanced Micro Devices, Inc.	(998,029)

Software – (0.1)%
2,617	NortonLifeLock, Inc.	(66,603)

TOTAL COMMON STOCKS SOLD SHORT
(Cost $(5,520,878))		$(6,342,957)

TOTAL SECURITIES SOLD SHORT – (3.6)%
(Cost $(5,520,878))		$(6,342,957)

OTHER ASSETS IN EXCESS OF LIABILITIES – 5.0%		8,774,599

NET ASSETS – 100.0%		$176,526,821

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.

(b)	Exempt from registration under Rule 144A of the Securities Act of 1933.

(c)	Variable rate security. Except for floating rate notes (for which final maturity is disclosed), maturity date disclosed is the next interest reset date. Interest rate disclosed is that which is in effect on October 31, 2021.

(d)	Guaranteed by a foreign government until maturity.

(e)	All or portion of security is pledged as collateral for short sales. Total market value of securities pledged as collateral on short sales amounts to $5,643,559, which represents approximately 3.2% of net assets as of October 31, 2021.

(f)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e., Level 3.

(g)	All or a portion of security is segregated as collateral for options.

(h)	Security with a notional or nominal principal amount. The actual effective yield of this security is different than the stated interest rate.

(i)	Represents an affiliated issuer.

(j)	Issued with a zero coupon. Income is recognized through the accretion of discount.

Currency Abbreviations:
AUD	—Australian Dollar
CAD	—Canadian Dollar
CHF	—Swiss Franc
CLP	—Chilean Peso
CNH	—Chinese Yuan Renminbi Offshore
EUR	—Euro
GBP	—British Pound
HUF	—Hungarian Forint
INR	—Indian Rupee
JPY	—Japanese Yen
KRW	—South Korean Won
MXN	—Mexican Peso
NOK	—Norwegian Krone
NZD	—New Zealand Dollar
PLN	—Polish Zloty
RUB	—Russian Ruble
SEK	—Swedish Krona
SGD	—Singapore Dollar
TRY	—Turkish Lira
TWD	—Taiwan Dollar
USD	—U.S. Dollar

Investment Abbreviations:
ADR	—American Depositary Receipt
CLO	—Collateralized Loan Obligation
CMT	—Constant Maturity Treasury Indexes
ETF	—Exchange Traded Fund
FHLMC	—Federal Home Loan Mortgage Corp.
GNMA	—Government National Mortgage Association
LIBOR	—London Interbank Offered Rate
LLC	—Limited Liability Company
PLC	—Public Limited Company
REMIC	—Real Estate Mortgage Investment Conduit
SPA	—Stand-by Purchase Agreement

The accompanying notes are an integral part of these financial statements.	13

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Schedule of Investments (continued)

October 31, 2021

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At October 31, 2021, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Gain
Deutsche Bank AG (London)	AUD	200,000	CAD	184,240	11/16/21	$1,593
	AUD	584,806	EUR	375,000	11/16/21	6,315
	AUD	230,355	GBP	125,000	11/16/21	2,226
	AUD	1,200,000	JPY	102,281,480	11/16/21	5,260
	AUD	3,703,900	USD	2,776,638	11/16/21	9,806
	AUD	130,000	USD	97,269	12/15/21	541
	CAD	359,093	EUR	250,000	11/16/21	1,060
	CHF	266,006	EUR	250,000	11/16/21	1,557
	CHF	632,885	GBP	500,000	11/16/21	7,228
	CHF	2,375,000	USD	2,588,195	11/16/21	6,809
	CNH	29,556,380	USD	4,600,000	11/16/21	7,220
	EUR	600,000	GBP	506,571	11/16/21	540
	EUR	100,000	PLN	458,400	11/16/21	776
	GBP	761,083	EUR	900,000	11/16/21	870
	HUF	36,300,400	EUR	100,000	11/16/21	900
	HUF	31,604,600	USD	100,000	11/16/21	1,461
	INR	22,652,900	USD	300,000	11/15/21	1,606
	INR	7,534,300	USD	100,000	11/22/21	234
	INR	7,527,518	USD	100,000	11/29/21	65
	JPY	55,508,860	CAD	600,000	11/16/21	2,275
	JPY	411,550,151	EUR	3,100,000	11/16/21	26,560
	JPY	137,370,396	GBP	875,000	11/16/21	7,903
	JPY	81,972,900	NZD	1,000,000	11/16/21	2,848
	JPY	50,000,000	USD	438,630	11/16/21	111
	KRW	119,694,789	USD	100,000	11/08/21	1,876
	KRW	236,318,000	USD	200,000	11/19/21	1,077
	KRW	237,053,978	USD	200,000	11/22/21	1,686
	NZD	1,600,000	JPY	130,334,740	11/16/21	2,657
	NZD	400,000	USD	285,860	11/16/21	719
	RUB	21,400,110	USD	300,000	11/16/21	802
	SEK	1,249,457	EUR	125,000	11/16/21	962
	TRY	5,068,116	USD	500,000	02/09/22	1,874
	TWD	29,561	USD	1,062	11/01/21	1
	TWD	13,946,832	USD	500,000	11/08/21	1,216
	TWD	2,794,125	USD	100,000	11/12/21	436
	TWD	2,787,960	USD	100,000	11/15/21	230
	TWD	5,525,594	USD	197,003	11/18/21	1,681
	TWD	2,798,855	USD	100,000	11/19/21	644
	TWD	2,798,185	USD	100,000	11/22/21	636
	USD	891,578	CAD	1,100,000	11/16/21	2,769
	USD	3,000,000	CNH	19,201,484	11/16/21	6,892
	USD	3,930,394	EUR	3,375,000	11/16/21	27,682
	USD	1,205,462	GBP	875,000	11/16/21	7,965
	USD	100,000	HUF	30,998,710	11/16/21	484
	USD	100,000	INR	7,438,413	11/01/21	694
	USD	300,000	INR	22,417,265	11/08/21	1,296
	USD	100,000	INR	7,507,913	11/26/21	162
	USD	7,135,367	JPY	812,500,000	11/16/21	5,838
	USD	392,073	MXN	8,000,000	11/16/21	4,458

14	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN (continued)

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Gain
Deutsche Bank AG (London) (continued)	USD	100,000	NOK	838,018	11/16/21	$811
	USD	71,844	NZD	100,000	11/16/21	199
	USD	100,000	PLN	398,084	11/16/21	253
	USD	400,000	RUB	28,307,102	11/16/21	2,112
	USD	100,000	SEK	851,853	11/16/21	797
	USD	100,000	SGD	134,743	11/16/21	87
	USD	3,500,000	TRY	31,232,054	11/10/21	266,350
	USD	1,400,000	TRY	13,358,333	02/09/22	77,179
	USD	200,000	TWD	5,557,367	11/08/21	282
	USD	200,000	TWD	5,554,365	11/29/21	164
MS & Co. Int. PLC	AUD	294,000	USD	217,460	12/17/21	3,744
	CAD	441,000	USD	348,870	12/17/21	7,500
	EUR	3,000	USD	3,465	12/17/21	8
	GBP	80,000	USD	108,727	12/17/21	783
	USD	2,848,348	EUR	2,416,000	12/17/21	52,059
	USD	148,875	GBP	108,000	12/17/21	1,040

TOTAL						$583,869

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Loss
Deutsche Bank AG (London)	AUD	996,100	USD	749,688	11/16/21	$(322)
	CAD	185,697	AUD	200,000	11/16/21	(415)
	CAD	1,400,000	JPY	129,473,820	11/16/21	(4,898)
	CAD	1,900,000	USD	1,539,614	11/16/21	(4,401)
	CHF	1,750,000	USD	1,922,310	11/16/21	(10,203)
	CLP	80,897,156	USD	100,000	11/08/21	(646)
	CNH	24,291,430	USD	3,800,000	11/16/21	(13,476)
	EUR	375,000	AUD	582,018	11/16/21	(4,217)
	EUR	250,000	CAD	359,411	11/16/21	(1,315)
	EUR	125,000	CHF	133,175	11/16/21	(966)
	EUR	500,000	GBP	423,156	11/16/21	(937)
	EUR	200,000	HUF	72,251,170	11/16/21	(679)
	EUR	3,900,000	JPY	517,994,144	11/16/21	(35,496)
	EUR	6,916,298	USD	8,059,173	11/16/21	(61,449)
	GBP	125,000	AUD	228,684	11/16/21	(968)
	GBP	375,000	CHF	474,833	11/16/21	(5,605)
	GBP	590,579	EUR	700,000	11/16/21	(1,204)
	GBP	2,000,000	JPY	314,088,894	11/16/21	(18,935)
	GBP	1,562,500	USD	2,155,103	11/16/21	(16,717)
	INR	7,469,200	USD	100,000	11/01/21	(283)
	INR	37,290,835	USD	500,000	11/08/21	(3,110)
	INR	7,514,687	USD	100,000	11/22/21	(27)
	INR	7,515,687	USD	100,000	11/26/21	(58)
	INR	7,524,287	USD	100,000	12/02/21	(15)
	JPY	85,554,320	AUD	1,000,000	11/16/21	(1,578)
	JPY	55,164,060	CAD	600,000	11/16/21	(748)
	JPY	32,612,600	NZD	400,000	11/16/21	(411)
	JPY	212,500,000	USD	1,865,398	11/16/21	(752)
	MXN	13,000,000	USD	642,414	11/16/21	(12,543)

The accompanying notes are an integral part of these financial statements.	15

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Schedule of Investments (continued)

October 31, 2021

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS (continued)

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Loss
Deutsche Bank AG (London) (continued)	NOK	500,000	SEK	514,679	11/16/21	$(756)
	NOK	840,052	USD	100,000	11/16/21	(570)
	NZD	700,000	USD	502,300	11/16/21	(785)
	RUB	21,204,405	USD	300,000	11/16/21	(1,948)
	SGD	134,419	USD	100,000	11/16/21	(326)
	TRY	31,204,285	USD	3,500,000	11/10/21	(269,225)
	TRY	8,825,296	USD	900,000	02/09/22	(26,067)
	TWD	5,551,389	USD	200,000	11/01/21	(390)
	TWD	2,777,210	USD	100,000	11/22/21	(118)
	USD	3,221,445	AUD	4,300,000	11/16/21	(13,445)
	USD	564,744	CAD	700,000	11/16/21	(861)
	USD	2,036,086	CHF	1,875,000	11/16/21	(12,600)
	USD	100,000	CLP	83,081,000	11/08/21	(2,036)
	USD	411	INR	30,787	11/01/21	—
	USD	200,000	INR	15,115,800	11/08/21	(1,414)
	USD	300,000	INR	22,647,639	11/15/21	(1,535)
	USD	200,000	INR	15,091,413	11/22/21	(772)
	USD	100,000	INR	7,542,100	11/29/21	(259)
	USD	1,751,081	JPY	200,000,000	11/16/21	(3,880)
	USD	100,000	KRW	118,882,000	11/08/21	(1,185)
	USD	200,000	KRW	236,750,222	11/19/21	(1,445)
	USD	200,000	KRW	236,342,000	11/22/21	(1,081)
	USD	357,770	NZD	500,000	11/16/21	(454)
	USD	100,000	RUB	7,144,310	11/16/21	(421)
	USD	100,000	SEK	860,296	11/16/21	(187)
	USD	200,000	TWD	5,580,950	11/01/21	(673)
	USD	300,000	TWD	8,368,259	11/08/21	(735)
	USD	100,000	TWD	2,789,630	11/12/21	(274)
	USD	100,000	TWD	2,798,585	11/15/21	(612)
	USD	197,003	TWD	5,506,471	11/18/21	(993)
	USD	100,000	TWD	2,802,865	11/19/21	(788)
	USD	200,000	TWD	5,573,960	11/22/21	(467)
MS & Co. Int. PLC	AUD	9,000	USD	6,783	12/17/21	(12)
	EUR	530,000	USD	622,430	12/17/21	(9,007)
	GBP	565,000	USD	779,438	12/17/21	(6,047)
	USD	951,367	AUD	1,297,000	12/17/21	(24,489)
	USD	348,858	CAD	441,000	12/17/21	(7,512)
	USD	2,308	EUR	2,000	12/17/21	(7)
	USD	355,937	GBP	261,000	12/17/21	(1,334)
	USD	420,482	SEK	3,682,000	12/17/21	(8,573)

TOTAL						$(605,657)

16	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FUTURES CONTRACTS — At October 31, 2021, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long position contracts:
BIST National-30 Index	6	12/31/21	$10,363	$109
Brent Crude	6	11/30/21	502,320	(4,626)
Canada 10 Year Government Bonds	3	12/20/21	341,669	(1,490)
Copper	1	11/05/21	244,838	8,835
Copper	3	11/10/21	733,219	21,209
Copper	2	11/12/21	488,525	10,881
Copper	2	11/16/21	487,125	34,772
Copper	1	11/17/21	243,213	11,635
Copper	1	11/18/21	242,463	15,322
Copper	1	11/24/21	240,338	9,497
Copper	1	12/06/21	239,838	5,882
Copper	1	12/07/21	239,837	12,683
Copper	2	12/10/21	479,675	1,481
Copper	1	12/14/21	239,213	12,045
Copper	1	12/20/21	238,488	6,761
Copper	1	12/21/21	238,438	6,716
Copper	1	12/22/21	238,388	7,697
Copper	1	12/23/21	238,338	7,710
Copper	1	01/04/22	238,138	5,322
Copper	1	01/05/22	238,138	1,478
Copper	1	01/07/22	238,138	3,747
Copper	1	01/11/22	237,888	1,547
Copper	2	01/12/22	475,742	1,486
Copper	1	01/13/22	237,854	(2,148)
Copper	2	01/14/22	475,675	(19,456)
Copper	2	01/18/22	475,425	(19,568)
Corn	8	12/14/21	227,300	5,459
Corn	2	03/14/22	57,625	696
Crude Oil	1	12/15/21	31,556	603
Crude Oil	1	02/15/22	29,468	204
DJIA E-Mini Index	12	12/17/21	2,142,240	19,752
E-mini Consumer Discretionary Select Sector	1	12/17/21	203,040	7,849
E-Mini Crude Oil	2	11/18/21	83,570	167
E-mini Russell 2000 Index	11	12/17/21	1,262,415	3,225
Euro Stoxx 50 Index	2	12/17/21	97,959	1,149
FTSE 100 Index	7	12/17/21	692,049	2,986
FTSE China A50 Index	1	11/29/21	15,866	10
FTSE/MIB Index	1	12/17/21	154,598	906
Gasoline RBOB	3	11/30/21	298,582	(2,374)
Gold 100 Oz	2	08/26/22	114,885	(458)
Japan 10 Year Government Bonds	6	12/13/21	7,965,957	2,448
KFF US Dollar Futures	10	11/15/21	100,124	(1,638)
Lead	1	11/10/21	60,515	3,274
Lead	1	11/12/21	60,525	2,509
Lead	1	11/17/21	60,550	3,891
Lead	1	11/19/21	60,450	3,586
Lead	1	11/24/21	60,397	3,557
Lead	1	12/01/21	60,327	3,561
Lead	1	12/07/21	60,256	6,203
Lead	1	12/13/21	60,185	6,114
Lead	2	12/14/21	120,336	9,449

The accompanying notes are an integral part of these financial statements.	17

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Schedule of Investments (continued)

October 31, 2021

ADDITIONAL INVESTMENT INFORMATION (continued)

FUTURES CONTRACTS (continued)

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long position contracts: (continued)
Lead	1	12/17/21	$60,013	$4,660
Lead	1	12/20/21	60,003	5,875
Lead	1	12/21/21	59,993	6,102
Lead	2	12/22/21	119,966	7,326
Lead	1	12/24/21	59,963	6,458
Lead	1	12/30/21	59,944	7,316
Lead	1	01/05/22	59,914	3,672
Lead	1	01/06/22	59,904	6,414
Lead	1	01/07/22	59,894	4,254
Lead	1	01/11/22	59,874	3,959
Lead	1	01/14/22	59,845	1,392
Lead	1	01/21/22	59,710	(42)
Lead	1	01/26/22	59,625	(866)
Low Sulphur Gas Oil	2	12/10/21	142,450	(2,852)
Low Sulphur Gas Oil	1	01/12/22	70,475	349
Mexican Peso	3	12/13/21	72,405	(1,140)
Mini H-Shares Index	3	11/29/21	76,549	(1,175)
MSCI Singapore Index	1	11/29/21	27,290	78
Mini Topix Index	1	12/09/21	17,482	94
Nasdaq 100 E-Mini Index	8	12/17/21	2,534,160	28,343
Nickel	2	11/04/21	234,592	2,116
Nickel	1	11/19/21	117,006	984
Nickel	3	11/23/21	350,946	9,837
Nickel	2	11/26/21	233,939	3,233
Nickel	1	11/30/21	116,968	(515)
Nickel	1	12/03/21	116,966	2,598
Nickel	1	12/13/21	116,928	(825)
Nickel	1	12/15/21	116,916	2,535
Nickel	1	12/16/21	116,850	(2,853)
Nickel	1	12/17/21	116,784	(1,779)
Nickel	2	12/21/21	233,563	12,990
Nickel	1	12/29/21	116,789	6,631
Nickel	1	12/30/21	116,791	7,288
Nickel	2	01/07/22	233,580	4,563
Nickel	1	01/14/22	116,770	1,567
Nickel	1	01/19/22	116,766	(738)
Nickel	1	01/20/22	116,691	(9,222)
Nickel	3	01/21/22	350,028	(2,465)
Nickel	1	01/26/22	116,703	(5,250)
Nikkei 225 Index	1	12/09/21	126,278	(1,383)
Nikkei 225 Mini	2	12/09/21	50,502	(632)
NY Harbor ULSD	1	11/30/21	104,105	(300)
OMXS 30 Index	3	11/19/21	79,908	(581)
Palladium	1	12/29/21	198,030	(1,922)
Primary Aluminum	1	11/03/21	67,635	3,901
Primary Aluminum	1	11/05/21	67,660	2,581
Primary Aluminum	1	11/09/21	67,709	4,381
Primary Aluminum	2	11/12/21	135,490	5,821
Primary Aluminum	1	11/16/21	67,794	4,460
Primary Aluminum	1	11/23/21	67,881	3,778
Primary Aluminum	3	11/24/21	203,681	7,823

18	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FUTURES CONTRACTS (continued)

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long position contracts: (continued)
Primary Aluminum	1	11/26/21	$67,919	$2,373
Primary Aluminum	1	12/09/21	67,922	(2,981)
Primary Aluminum	1	12/13/21	67,953	(4,175)
Primary Aluminum	1	12/15/21	67,969	(4,215)
Primary Aluminum	1	12/17/21	67,906	(5,222)
Primary Aluminum	1	12/20/21	67,906	(4,272)
Primary Aluminum	2	12/22/21	135,813	(11,244)
Primary Aluminum	1	12/23/21	67,906	(5,484)
Primary Aluminum	2	12/29/21	135,888	(10,918)
Primary Aluminum	1	01/04/22	68,006	(4,772)
Primary Aluminum	3	01/07/22	203,956	(23,525)
Primary Aluminum	1	01/11/22	67,971	(7,870)
Primary Aluminum	1	01/13/22	67,957	(483)
Primary Aluminum	1	01/14/22	67,950	(11,028)
Primary Aluminum	1	01/20/22	67,938	(478)
Primary Aluminum	1	01/28/22	67,913	209
Rapeseed Euro	1	01/31/22	39,203	462
Rubber	3	03/25/22	30,138	226
S&P 500 E-Mini Index	10	12/17/21	2,298,500	4,662
S&P Toronto Stock Exchange 60 Index	4	12/16/21	814,803	9,853
Soybean	2	12/14/21	66,520	2,276
Soybean	5	01/14/22	312,375	(460)
Stoxx 600 Banks Index	2	12/17/21	17,097	274
Ultra 10 Year U.S. Treasury Notes	6	12/21/21	870,188	3,573
Ultra Long U.S. Treasury Bonds	4	12/21/21	785,625	10,215
Wheat	2	12/14/21	91,901	4,558
White Sugar	1	11/15/21	25,455	174
WTI Crude Oil	41	11/19/21	3,426,370	100,452
Zinc	1	11/09/21	86,150	11,342
Zinc	1	11/10/21	86,125	11,722
Zinc	2	11/12/21	172,238	20,619
Zinc	3	11/19/21	257,794	35,012
Zinc	3	11/24/21	257,531	34,835
Zinc	3	11/26/21	257,344	29,926
Zinc	1	12/01/21	85,706	10,388
Zinc	1	12/02/21	85,681	11,204
Zinc	1	12/03/21	85,656	10,491
Zinc	1	12/06/21	85,631	10,404
Zinc	2	12/08/21	171,138	20,377
Zinc	2	12/13/21	170,823	18,362
Zinc	2	12/16/21	170,488	18,096
Zinc	1	01/05/22	84,886	608
Zinc	2	01/07/22	169,767	17,437
Zinc	1	01/12/22	84,831	4,179

Total				$668,676
Short position contracts:
10 Year German Euro-Bund	(22)	12/08/21	(4,275,627)	14,915
10 Year U.S. Treasury Notes	(63)	12/21/21	(8,234,297)	(1,000)
2 Year German Euro-Schatz	(7)	12/08/21	(905,980)	945

The accompanying notes are an integral part of these financial statements.	19

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Schedule of Investments (continued)

October 31, 2021

ADDITIONAL INVESTMENT INFORMATION (continued)

FUTURES CONTRACTS (continued)

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Short position contracts: (continued)
2 Year U.S. Treasury Notes	(4)	12/31/21	$(877,000)	$466
20 Year U.S. Treasury Bonds	(9)	12/21/21	(1,447,594)	(3,915)
3 Month Euribor Interest Rate	(2)	12/19/22	(578,983)	852
5 Year German Euro-Bobl	(8)	12/08/21	(1,237,012)	5,464
5 Year U.S. Treasury Notes	(56)	12/31/21	(6,818,000)	15,130
AUD/USD	(1)	12/13/21	(75,265)	(182)
CAC40 Index	(7)	11/19/21	(552,400)	(6,148)
CBOE Volatility Index	(11)	11/17/21	(206,572)	(1,591)
CBOE Volatility Index	(22)	12/22/21	(463,173)	291
Copper	(1)	11/05/21	(244,838)	(5,653)
Copper	(3)	11/10/21	(733,219)	(22,615)
Copper	(2)	11/12/21	(488,525)	(15,469)
Copper	(2)	11/16/21	(487,125)	(15,944)
Copper	(1)	11/17/21	(243,213)	(17,126)
Copper	(1)	11/18/21	(242,463)	(16,408)
Copper	(1)	11/24/21	(240,338)	(6,571)
Copper	(1)	12/06/21	(239,838)	(3,716)
Copper	(1)	12/07/21	(239,838)	(6,578)
Copper	(2)	12/10/21	(479,675)	(25,574)
Copper	(1)	12/14/21	(239,213)	(3,541)
Copper	(1)	12/20/21	(238,488)	(13,128)
Copper	(1)	12/21/21	(238,438)	(15,728)
Copper	(1)	12/22/21	(238,388)	(6,686)
Copper	(1)	12/23/21	(238,338)	(6,641)
Copper	(1)	12/29/21	(109,200)	(439)
Copper	(1)	01/04/22	(238,138)	(1,495)
Copper	(1)	01/05/22	(238,138)	(11,528)
Copper	(1)	01/07/22	(238,138)	(1,015)
Copper	(1)	01/11/22	(237,888)	(765)
Copper	(2)	01/12/22	(475,742)	(722)
Copper	(1)	01/13/22	(237,854)	2,030
Copper	(2)	01/14/22	(475,675)	12,357
Copper	(1)	01/18/22	(237,713)	23,072
Cotton No.2	(1)	12/08/21	(57,425)	(4,162)
E-mini Energy Select Sector	(1)	12/17/21	(59,720)	1,289
ECX Emission	(1)	12/20/21	(67,869)	400
Euro Buxl 30 Year Bonds	(3)	12/08/21	(724,743)	1,247
Eurodollars	(4)	12/19/22	(991,300)	644
Eurodollars	(8)	12/18/23	(1,970,400)	1,063
French 10 Year Government Bonds	(2)	12/08/21	(379,168)	1,028
Gold 100 Oz	(23)	12/29/21	(4,102,970)	5,719
H-Shares Index	(3)	11/29/21	(172,566)	2,401
Italian 10 Year Government Bonds	(2)	12/08/21	(342,777)	184
Korea 3 Year Bonds	(6)	12/21/21	(553,506)	3,489
Kospi 200 Index	(12)	12/09/21	(996,491)	18,005
Lead	(1)	11/10/21	(60,515)	(3,780)
Lead	(1)	11/12/21	(60,525)	(2,128)
Lead	(1)	11/17/21	(60,550)	(2,628)
Lead	(1)	11/19/21	(60,450)	(4,191)
Lead	(1)	11/24/21	(60,397)	(3,595)
Lead	(1)	12/01/21	(60,326)	(6,360)

20	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FUTURES CONTRACTS (continued)

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Short position contracts: (continued)
Lead	(1)	12/07/21	$(60,257)	$(3,509)
Lead	(1)	12/13/21	(60,185)	(3,238)
Lead	(2)	12/14/21	(120,336)	(10,147)
Lead	(1)	12/17/21	(60,013)	(6,028)
Lead	(1)	12/20/21	(60,003)	(6,030)
Lead	(1)	12/21/21	(59,994)	(3,738)
Lead	(2)	12/22/21	(119,966)	(13,585)
Lead	(1)	12/24/21	(59,963)	(6,629)
Lead	(1)	12/30/21	(59,943)	(7,822)
Lead	(1)	01/05/22	(59,914)	(6,192)
Lead	(1)	01/06/22	(59,904)	(3,694)
Lead	(1)	01/07/22	(59,894)	(5,410)
Lead	(1)	01/11/22	(59,874)	(3,694)
Lead	(1)	01/14/22	(59,845)	110
Lead	(1)	01/21/22	(59,710)	838
Lead	(1)	01/28/22	(59,600)	272
MSCI EAFE Index	(1)	12/17/21	(116,980)	(201)
MSCI Emerging Markets Index	(3)	12/17/21	(189,300)	(169)
Natural Gas	(7)	11/26/21	(379,820)	27,498
Nickel	(2)	11/04/21	(234,592)	(927)
Nickel	(1)	11/19/21	(117,006)	(6,339)
Nickel	(3)	11/23/21	(350,946)	(4,314)
Nickel	(2)	11/26/21	(233,939)	(7,259)
Nickel	(1)	11/30/21	(116,968)	(2,632)
Nickel	(1)	12/03/21	(116,966)	1,802
Nickel	(1)	12/13/21	(116,928)	1,059
Nickel	(1)	12/15/21	(116,916)	3,051
Nickel	(1)	12/16/21	(116,850)	(963)
Nickel	(1)	12/17/21	(116,784)	(6,753)
Nickel	(2)	12/21/21	(233,563)	(6,274)
Nickel	(1)	12/29/21	(116,789)	(3,512)
Nickel	(1)	12/30/21	(116,791)	(6,847)
Nickel	(2)	01/07/22	(233,580)	(2,955)
Nickel	(1)	01/14/22	(116,770)	730
Nickel	(1)	01/19/22	(116,766)	4,761
Nickel	(1)	01/20/22	(116,691)	741
Nickel	(3)	01/21/22	(350,028)	12,843
Nickel	(1)	01/26/22	(116,703)	731
Nikkei 225 Index	(1)	12/09/21	(252,512)	(265)
Platinum	(1)	01/27/22	(51,035)	133
Primary Aluminum	(1)	11/03/21	(67,635)	(2,763)
Primary Aluminum	(1)	11/05/21	(67,660)	(3,937)
Primary Aluminum	(1)	11/09/21	(67,709)	(4,212)
Primary Aluminum	(2)	11/12/21	(135,490)	(8,833)
Primary Aluminum	(1)	11/16/21	(67,794)	(2,884)
Primary Aluminum	(1)	11/23/21	(67,881)	(2,851)
Primary Aluminum	(3)	11/24/21	(203,681)	10,496
Primary Aluminum	(1)	11/26/21	(67,919)	(2,922)
Primary Aluminum	(1)	12/09/21	(67,922)	5,438
Primary Aluminum	(1)	12/13/21	(67,953)	5,413
Primary Aluminum	(1)	12/15/21	(67,969)	4,416

The accompanying notes are an integral part of these financial statements.	21

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Schedule of Investments (continued)

October 31, 2021

ADDITIONAL INVESTMENT INFORMATION (continued)

FUTURES CONTRACTS (continued)

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Short position contracts: (continued)
Primary Aluminum	(1)	12/17/21	$(67,906)	$4,229
Primary Aluminum	(1)	12/20/21	(67,906)	3,003
Primary Aluminum	(2)	12/22/21	(135,813)	10,582
Primary Aluminum	(1)	12/23/21	(67,906)	5,841
Primary Aluminum	(2)	12/29/21	(135,888)	10,494
Primary Aluminum	(1)	01/04/22	(68,006)	8,555
Primary Aluminum	(3)	01/07/22	(203,956)	10,008
Primary Aluminum	(1)	01/11/22	(67,971)	448
Primary Aluminum	(1)	01/13/22	(67,957)	9,265
Primary Aluminum	(1)	01/14/22	(67,950)	9,985
Primary Aluminum	(1)	01/20/22	(67,938)	8,247
SET 50 Index	(1)	12/29/21	(5,875)	83
Short Euro-BTP	(1)	12/08/21	(130,686)	370
Silver	(1)	12/29/21	(119,745)	503
Soybean	(4)	12/14/21	(147,048)	1,797
Soybean	(1)	01/14/22	(33,040)	(1,092)
Stoxx 600 Banks Index	(1)	12/17/21	(27,415)	(174)
Sugar No.11	(4)	02/28/22	(86,330)	148
Topix Index	(1)	12/09/21	(174,819)	87
Wheat	(1)	12/14/21	(38,638)	(790)
WTI Crude Oil	(1)	11/18/21	(83,570)	(651)
WTI Crude Oil	(1)	12/20/21	(81,780)	178
Zinc	(1)	11/09/21	(86,150)	(11,966)
Zinc	(1)	11/10/21	(86,125)	(12,784)
Zinc	(2)	11/12/21	(172,238)	(22,331)
Zinc	(3)	11/19/21	(257,794)	(36,978)
Zinc	(3)	11/24/21	(257,531)	(31,910)
Zinc	(3)	11/26/21	(257,344)	(32,823)
Zinc	(1)	12/01/21	(85,706)	(11,109)
Zinc	(1)	12/02/21	(85,681)	(10,909)
Zinc	(1)	12/03/21	(85,656)	(10,362)
Zinc	(1)	12/06/21	(85,631)	(10,307)
Zinc	(2)	12/08/21	(171,138)	(17,319)
Zinc	(2)	12/13/21	(170,823)	(18,334)
Zinc	(2)	12/16/21	(170,488)	(18,318)
Zinc	(1)	01/05/22	(84,886)	(8,689)
Zinc	(2)	01/07/22	(169,767)	(12,760)
Zinc	(1)	01/12/22	(84,831)	(590)

Total				$(389,600)

TOTAL FUTURES CONTRACTS				$279,076

22	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

SWAP CONTRACTS — At October 31, 2021, the Fund had the following swap contracts:

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS#

Reference Obligation/ Index(a)	Financing Rate Paid (Received) by the Fund	Counterparty	Termination Date	Notional Amount (000s)		Unrealized Appreciation/ (Depreciation)*
Advanced Micro Devices, Inc.	1M USD LIBOR	JPMorgan Securities, Inc.	05/05/23	$210		$37,924
Amazon.com, Inc.	1M USD LIBOR	JPMorgan Securities, Inc.	05/05/23	19		905
Cardlytics, Inc.	1M USD LIBOR	JPMorgan Securities, Inc.	05/05/23	31		(747)
Cargurus, Inc. Class A	1M USD LIBOR	JPMorgan Securities, Inc.	05/05/23	83		2,265
Ceridian HCM Holding, Inc.	1M USD LIBOR	JPMorgan Securities, Inc.	05/05/23	235		24,779
Coupang, Inc. Class A	1M USD LIBOR	JPMorgan Securities, Inc.	05/05/23	21		2,084
Facebook, Inc. Class A	1M USD LIBOR	JPMorgan Securities, Inc.	05/05/23	87		(2,467)
Five9, Inc.	1M USD LIBOR	JPMorgan Securities, Inc.	05/05/23	199		3,541
Genpact Ltd.	1M USD LIBOR	JPMorgan Securities, Inc.	05/05/23	238		10,607
Global Payments, Inc.	1M USD LIBOR	JPMorgan Securities, Inc.	05/05/23	51		(4,691)
Hubspot , Inc.	1M USD LIBOR	JPMorgan Securities, Inc.	05/05/23	44		10,966
iShares Russell 2000 Growth ETF	1M USD LIBOR	JPMorgan Securities, Inc.	05/05/23	94		(4,175)
Mastercard, Inc. Class A	1M USD LIBOR	JPMorgan Securities, Inc.	05/05/23	18		(411)
Match Group , Inc.	1M USD LIBOR	JPMorgan Securities, Inc.	05/05/23	1		(23)
Nuvei Corp.	1M USD LIBOR	JPMorgan Securities, Inc.	05/05/23	114		(881)
NVIDIA Corp.	1M USD LIBOR	JPMorgan Securities, Inc.	05/05/23	165		25,558
Palo Alto Networks, Inc.	1M USD LIBOR	JPMorgan Securities, Inc.	05/05/23	188		(913)
Repay Holdings Corp.	1M USD LIBOR	JPMorgan Securities, Inc.	05/05/23	20		(2,103)
Salesforce.com, Inc.	1M USD LIBOR	JPMorgan Securities, Inc.	05/05/23	26		2,703
ServiceNow, Inc.	1M USD LIBOR	JPMorgan Securities, Inc.	05/05/23	15		1,541
Stoneco Ltd. Class A	1M USD LIBOR	JPMorgan Securities, Inc.	05/05/23	32		(3,349)
XP, Inc. Class A	1M USD LIBOR	JPMorgan Securities, Inc.	05/05/23	54		(10,701)
Accton Tech Corp.	1M USD LIBOR	MS & Co. Int. PLC	05/15/23	8		(15)
Adobe, Inc.	1M USD LIBOR	MS & Co. Int. PLC	05/15/23	100		6,570
Afterpay Ltd.	1M USD LIBOR	MS & Co. Int. PLC	05/15/23	132		286
Airbnb, Inc.	1M USD LIBOR	MS & Co. Int. PLC	05/15/23	74		626
Akka Technologies	0.490%	MS & Co. Int. PLC	07/07/22	10		(238)
Alphabet, Inc. Class A	1M USD LIBOR	MS & Co. Int. PLC	05/15/23	297		15,501
Alphabet, Inc. Class C	1M USD LIBOR	MS & Co. Int. PLC	05/15/23	—	(b)	15,198
Amazon.com, Inc.	1M USD LIBOR	MS & Co. Int. PLC	05/15/23	—	(b)	(6,405)
Atlassian Corp PLC	1M USD LIBOR	MS & Co. Int. PLC	05/15/23	2		290
Avast PLC	0.050	MS & Co. Int. PLC	08/12/22	87		(1,570)
Blue Prism Group PLC	0.050	MS & Co. Int. PLC	08/12/22	17		(927)
Cargurus, Inc. Class A	1M USD LIBOR	MS & Co. Int. PLC	05/15/23	4		(20)
Ceridian HCM Holding, Inc.	1M USD LIBOR	MS & Co. Int. PLC	05/15/23	50		1,151
Christian Dior SE	0.490	MS & Co. Int. PLC	07/07/22	—	(b)	8,522
Coinbase Global, Inc.	1M USD LIBOR	MS & Co. Int. PLC	05/15/23	14		2,014
Dynatrace Inc.	1M USD LIBOR	MS & Co. Int. PLC	05/15/23	124		572
Entain PLC	0.050	MS & Co. Int. PLC	08/12/22	5		(5,021)
Equiniti Group PLC	0.050	MS & Co. Int. PLC	08/12/22	62		(1,176)
Facebook, Inc. Class A	1M USD LIBOR	MS & Co. Int. PLC	05/15/23	—	(b)	(699)
Five9, Inc.	1M USD LIBOR	MS & Co. Int. PLC	05/15/23	400		10,485
FleetCor Technologies, Inc.	1M USD LIBOR	MS & Co. Int. PLC	05/15/23	106		(11,725)
GCP Student Living PLC	0.050	MS & Co. Int. PLC	08/12/22	52		(2,161)
Genpact Ltd.	1M USD LIBOR	MS & Co. Int. PLC	05/15/23	33		(257)
Global Payments, Inc.	1M USD LIBOR	MS & Co. Int. PLC	05/15/23	530		(58,239)
HubSpot, Inc.	1M USD LIBOR	MS & Co. Int. PLC	05/15/23	—	(b)	3,262
Informatica Inc.	1M USD LIBOR	MS & Co. Int. PLC	05/15/23	93		3,648
Intuit, Inc.	1M USD LIBOR	MS & Co. Int. PLC	05/15/23	60		8,395

The accompanying notes are an integral part of these financial statements.	23

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Schedule of Investments (continued)

October 31, 2021

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS# (continued)

Reference Obligation/ Index(a)	Financing Rate Paid (Received) by the Fund	Counterparty	Termination Date	Notional Amount (000s)		Unrealized Appreciation/ (Depreciation)*
Invesco QQQ Trust	1M USD LIBOR	MS & Co. Int. PLC	05/15/23	$139		$(6,456)
iShares Expanded Tech-Software Sector ETF	1M USD LIBOR	MS & Co. Int. PLC	05/15/23	2,410		(87,330)
iShares Russell 2000 Growth ETF	1M USD LIBOR	MS & Co. Int. PLC	05/15/23	3,073		(70,443)
iShares Russell Mid-Capital Growth ETF	1M USD LIBOR	MS & Co. Int. PLC	05/15/23	1,003		(28,621)
KLA Corp.	1M USD LIBOR	MS & Co. Int. PLC	05/15/23	29		3,875
Landmark Infrastructure Partners LP	0.080%	MS & Co. Int. PLC	02/02/22	19		1,497
Marvell Technology Group Ltd.	1M USD LIBOR	MS & Co. Int. PLC	05/15/23	438		18,884
Mastercard, Inc. Class A	1M USD LIBOR	MS & Co. Int. PLC	05/15/23	43		(12,868)
Match Group , Inc.	1M USD LIBOR	MS & Co. Int. PLC	05/15/23	243		(14,106)
Meggitt PLC	0.050	MS & Co. Int. PLC	08/12/22	68		(4,777)
MH Moet Hennessy Louis Vuitton SE	(0.490)	MS & Co. Int. PLC	07/07/22	—	(b)	(5,355)
MongoDB, Inc.	1M USD LIBOR	MS & Co. Int. PLC	05/15/23	314		18,764
Monmouth Real Estate Investment Corp.	0.080	MS & Co. Int. PLC	02/02/22	18		(5,532)
Nuance Communications Inc	0.080	MS & Co. Int. PLC	02/02/22	20		(2,662)
Nuvei Corp.	1M USD LIBOR	MS & Co. Int. PLC	05/15/23	44		(1,779)
Palo Alto Networks, Inc.	1M USD LIBOR	MS & Co. Int. PLC	05/15/23	96		442
Playtech PLC	0.050	MS & Co. Int. PLC	08/12/22	31		7,721
ROBLOX Corp.	1M USD LIBOR	MS & Co. Int. PLC	05/15/23	194		18,470
Salesforce.com, Inc.	1M USD LIBOR	MS & Co. Int. PLC	05/15/23	40		9,773
Sea Ltd. ADR	1M USD LIBOR	MS & Co. Int. PLC	05/15/23	45		(1,382)
ServiceNow, Inc.	1M USD LIBOR	MS & Co. Int. PLC	05/15/23	—	(b)	15,616
Siltronic AG	(0.490)	MS & Co. Int. PLC	07/07/22	1		3,775
TriNet Group, Inc.	1M USD LIBOR	MS & Co. Int. PLC	05/15/23	53		1,901
Twilio, Inc. Class A	1M USD LIBOR	MS & Co. Int. PLC	05/15/23	90		(15,810)
XP, Inc. Class A	1M USD LIBOR	MS & Co. Int. PLC	05/15/23	195		(20,819)
Zillow Group, Inc. Class A	1M USD LIBOR	MS & Co. Int. PLC	05/15/23	51		6,196

TOTAL						$(90,547)

#	The Fund pays/receives annual coupon payments in accordance with the swap contract(s). On the termination date of the swap contract(s), the Fund will either receive from or pay to the counterparty an amount equal to the net of the accrued financing fees and the value of the reference security subtracted from the original notional cost (notional multiplied by the price change of the reference security, converted to U.S. Dollars).
*	There are no upfront payments on the swap contracts, therefore the unrealized gain (loss) on the swap contracts is equal to their value.
(a)	Payments made monthly.
(b)	Rounds to less than 1000s.

24	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

PURCHASED AND WRITTEN OPTIONS CONTRACTS — At October 31, 2021, the Fund had the following purchased and written options:

EXCHANGE TRADED OPTIONS ON EQUITIES CONTRACTS

Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)
Purchased option contracts
Calls
Advanced Micro Devices, Inc	$95.000	03/18/2022	37	$351,500	$103,970	$61,342	$42,628
Aon PLC	310.000	11/19/2021	4	124,000	5,200	5,197	3
Microsoft Corp.	265.000	03/18/2022	22	583,000	152,955	110,082	42,873
Palo Alto Networks, Inc.	480.000	01/21/2022	14	672,000	69,650	51,843	17,807
The Estee Lauder Cos., Inc.	290.000	04/14/2022	23	667,000	109,365	117,127	(7,762)
Tronox Holdings PLC	27.000	12/17/2021	7	18,900	157	536	(379)
Tronox Holdings PLC	27.000	02/18/2022	16	43,200	880	881	(1)
Unitedhealth Group, Inc.	250.000	06/17/2022	10	250,000	212,200	165,622	46,578

			133	$2,709,600	$654,377	$512,630	$141,747
Puts
Advanced Micro Devices, Inc.	$115.000	12/17/2021	47	540,500	18,330	61,952	(43,622)
Advanced Micro Devices, Inc.	120.000	12/17/2021	23	276,000	13,973	34,463	(20,490)
Fidelity National Information Services, Inc.	120.000	11/19/2021	25	300,000	26,000	8,280	17,720
Invesco QQQ Trust Series 1 ETF	360.000	11/19/2021	33	1,188,000	3,465	12,715	(9,250)
Meta Platforms, Inc.	325.000	11/05/2021	21	682,500	13,650	26,170	(12,520)

			149	$2,987,000	$75,418	$143,580	$(68,162)

Total purchased option contracts			282	$5,696,600	$729,795	$656,210	$73,585
Written option contracts
Calls
Aon PlLC	310.000	11/19/2021	(4)	$(124,000)	$(5,200)	$(5,595)	$395
Fidelity National Information Services, Inc.	120.000	01/21/2022	(28)	(336,000)	(8,260)	(22,213)	13,953
Kraton Corp.	50.000	12/17/2021	(16)	(80,000)	(600)	(3,729)	3,129
Meta Platforms, Inc.	330.000	12/17/2021	(38)	(1,254,000)	(45,600)	(100,942)	55,342

Total written option contracts			(86)	$(1,794,000)	$(59,660)	$(132,479)	$72,819

TOTAL			196	$3,902,600	$670,135	$523,731	$146,404

Abbreviation:
MS & Co. Int. PLC	—Morgan Stanley & Co. International PLC

The accompanying notes are an integral part of these financial statements.	25

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Statement of Assets and Liabilities(a)

October 31, 2021

Assets:
Investments of unaffiliated issuers, at value (cost $100,347,217)	$115,312,638
Investments of affiliated issuers, at value (cost $58,782,541)	58,782,541
Purchased options, at value (premium paid $656,210)	729,795
Cash	1,026,439
Foreign currencies, at value (cost $50,716)	42,169
Unrealized gain on swap contracts	306,307
Unrealized gain on forward foreign currency exchange contracts	583,869
Variation margin on futures contracts	195,176
Receivables:
Collateral on certain derivative contracts(b)	6,323,007
Investments sold	4,698,863
Fund shares sold	255,798
Dividends and interest	232,823
Foreign tax reclaims	68,452
Investments sold on an extended settlement basis	7,395
Other assets	35,973
Total assets	188,601,245

Liabilities:
Due to custodian	30,411
Securities sold short, at value (proceeds received $5,520,878)	6,342,957
Unrealized loss on swap contracts	396,854
Unrealized loss on forward foreign currency exchange contracts	605,657
Written option contracts, at value (premium received $132,479)	59,660
Payables:
Investments purchased	1,406,019
Fund shares redeemed	928,776
Investments purchased on an extended settlement basis	700,000
Management fees	421,221
Due to broker — upfront payment	96,331
Dividend expense payable on securities sold short	12,703
Distribution and service fees and transfer agency fees	12,151
Accrued expenses and other liabilities	1,061,684
Total liabilities	12,074,424

Net Assets:
Paid-in capital	208,110,677
Total distributable earnings (loss)	(31,583,856)
NET ASSETS	$176,526,821
Net Assets:
Class A	$7,943,444
Class C	3,544,219
Institutional	54,437,784
Investor	7,478,315
Class R6	11,922
Class R	30,678
Class P	103,080,459
Total Net Assets	$176,526,821
Shares Outstanding $0.001 par value (unlimited number of shares authorized):
Class A	669,498
Class C	312,546
Institutional	4,520,088
Investor	624,723
Class R6	989
Class R	2,625
Class P	8,560,355
Net asset value, offering and redemption price per share:(c)
Class A	$11.86
Class C	11.34
Institutional	12.04
Investor	11.97
Class R6	12.05
Class R	11.68
Class P	12.04

(a)	Statement of Assets and Liabilities for the Fund is consolidated and includes the balances of the wholly-owned subsidiary, Cayman Commodity—MMA IV, LLC. Accordingly, all interfund balances and transactions have been eliminated.
(b)	Includes segregated cash of $2,038,007, $1,015,000, $1,250,000 and $2,020,000 relating to initial margin requirements and/or collateral on futures, forward foreign currency, options and swaps transactions, respectively.
(c)	Maximum public offering price per share for Class A Shares is $12.55. At redemption, Class C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value (“NAV”) or the original purchase price of the shares.

26	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Statement of Operations(a)

For the Fiscal Year Ended October 31, 2021

Investment income:

Dividends — unaffiliated issuers (net of foreign withholding taxes of $53,353)	$1,711,501

Interest — unaffiliated issuers (net of foreign withholding taxes of $584)	791,409

Dividends — affiliated issuers	12,658

Total investment income	2,515,568

Expenses:

Management fees	3,141,136

Custody, accounting and administrative services	994,128

Professional fees	341,011

Printing and mailing costs	100,174

Registration fees	91,309

Transfer Agency fees(b)	86,842

Dividend expense for securities sold short	57,152

Distribution and Service (12b-1) fees(b)	51,410

Prime broker fees	41,395

Trustee fees	33,046

Service fees — Class C	10,451

Other	19,239

Total expenses	4,967,293

Less — expense reductions	(1,894,131)

Net expenses	3,073,162

NET INVESTMENT LOSS	557,594

Realized and unrealized gain (loss):

Net realized gain (loss) from:

Investments — unaffiliated issuers (including commission recapture of $3,176)	12,654,430

Securities sold short	(108,499)

Purchased options	833,156

Futures contracts	86,625

Written options	(275,396)

Swap contracts	79,317

Forward foreign currency exchange contracts	96,094

Foreign currency transactions	149,840

Net change in unrealized gain (loss) on:

Investments — unaffiliated issuers	5,535,809

Securities short sales	(758,720)

Purchased options	8,697

Futures contracts	(156,188)

Written options	70,461

Swap contracts	(51,624)

Forward foreign currency exchange contracts	13,282

Foreign currency translation	16,623

Net realized and unrealized gain	18,193,907

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$17,636,313

(a)	Statement of Operations for the Fund is consolidated and includes the balances of the wholly-owned subsidiary, Cayman Commodity — MMA IV, LLC. Accordingly, all interfund balances and transactions have been eliminated.
(b)	Class specific Distribution and/or Service (12b-1) and Transfer Agency fees were as follows:

Distribution and/or Service (12b-1) Fees			Transfer Agency Fees
Class A	Class C	Class R	Class A	Class C	Institutional	Investor	Class R6	Class R	Class P
$20,018	$31,246	$146	$13,613	$7,082	$26,359	$16,743	$4	$49	$22,992

The accompanying notes are an integral part of these financial statements.	27

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Statements of Changes in Net Assets(a)

	Multi-Manager Alternatives Fund
	For the Fiscal Year Ended October 31, 2021	For the Fiscal Year Ended October 31, 2020
From operations:

Net investment income (loss)	$(557,594)	$177,164

Net realized gain	13,515,567	4,010,064

Net change in unrealized gain	4,678,340	1,245,251

Net increase in net assets resulting from operations	17,636,313	5,432,479

Distributions to shareholders:

From distributable earnings

Class A Shares	—	(61,290)

Institutional Shares	—	(1,583,309)

Investor Shares	—	(118,769)

Class R6 Shares	—	(112)

Class R Shares	—	(143)

Class P Shares	—	(790,366)

Total distributions to shareholders	—	(2,553,989)

From share transactions:

Proceeds from sales of shares	65,592,984	52,849,842

Reinvestment of distributions	—	2,532,702

Cost of shares redeemed	(56,398,293)	(172,843,032)

Net increase (decrease) in net assets resulting from share transactions	9,194,691	(117,460,488)

TOTAL INCREASE (DECREASE)	26,831,004	(114,581,998)

Net assets:

Beginning of year	149,695,817	264,277,815

End of year	$176,526,821	$149,695,817

(a)	Statements of Changes in Net Assets for the Fund is consolidated and includes the balances of the wholly-owned subsidiary, Cayman Commodity—MMA IV, LLC. Accordingly, all interfund balances and transactions have been eliminated.

28	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Financial Highlights

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Multi-Manager Alternatives Fund
	Class A Shares
	Year Ended October 31,
	2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of year	$10.66	$10.48	$9.91	$10.22	$10.25
Net investment income (loss)(a)	(0.07)	(0.01)	0.04	(0.04)	(0.02)

Net realized and unrealized gain (loss)	1.27	0.25	0.53	(0.27)	0.13

Total from investment operations	1.20	0.24	0.57	(0.31)	0.11

Distributions to shareholders from net investment income	—	(0.06)	—	—	(0.14)

Net asset value, end of year	$11.86	$10.66	$10.48	$9.91	$10.22

Total return(b)	11.26%	2.33%	5.75%	(3.03)%	1.08%

Net assets, end of year (in 000s)	$7,943	$8,015	$11,538	$19,155	$37,077

Ratio of net expenses to average net assets (including dividend and interest payments and other expenses relating to securities sold short)	2.15%	2.13%	2.12%	2.31%	2.51%

Ratio of net expenses to average net assets (excluding dividend and interest payments and other expenses relating to securities sold short)	2.08%	2.07%	2.07%	2.23%	2.38%

Ratio of total expenses to average net assets (including dividend and interest payments and other expenses relating to securities sold short)	3.36%	4.32%	3.51%	2.91%	2.74%

Ratio of total expenses to average net assets (excluding dividend and interest payments and other expenses relating to securities sold short)	3.30%	4.27%	3.46%	2.82%	2.62%

Ratio of net investment income (loss) to average net assets	(0.63)%	(0.17)%	0.39%	(0.43)%	(0.22)%

Portfolio turnover rate(c)	269%	222%	202%	232%	112%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	29

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Multi-Manager Alternatives Fund
	Class C Shares
	Year Ended October 31,
	2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of year	$10.26	$10.11	$9.62	$10.00	$10.02
Net investment loss(a)	(0.15)	(0.09)	(0.03)	(0.12)	(0.11)

Net realized and unrealized gain (loss)	1.23	0.24	0.52	(0.26)	0.13

Total from investment operations	1.08	0.15	0.49	(0.38)	0.02

Distributions to shareholders from net investment income	—	—	—	—	(0.04)

Net asset value, end of year	$11.34	$10.26	$10.11	$9.62	$10.00

Total return(b)	10.53%	1.48%	4.98%	(3.70)%	0.23%

Net assets, end of year (in 000s)	$3,544	$5,045	$7,646	$12,333	$29,758

Ratio of net expenses to average net assets (including dividend and interest payments and other expenses relating to securities sold short)	2.89%	2.88%	2.87%	3.07%	3.26%

Ratio of net expenses to average net assets (excluding dividend and interest payments and other expenses relating to securities sold short)	2.84%	2.82%	2.82%	2.99%	3.13%

Ratio of total expenses to average net assets (including dividend and interest payments and other expenses relating to securities sold short)	4.15%	5.09%	4.27%	3.65%	3.54%

Ratio of total expenses to average net assets (excluding dividend and interest payments and other expenses relating to securities sold short)	4.09%	5.03%	4.21%	3.57%	3.41%

Ratio of net investment loss to average net assets	(1.39)%	(0.92)%	(0.36)%	(1.23)%	(1.07)%

Portfolio turnover rate(c)	269%	222%	202%	232%	112%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

30	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Multi-Manager Alternatives Fund
	Institutional Shares
	Year Ended October 31,
	2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of year	$10.78	$10.62	$10.00	$10.28	$10.33
Net investment income (loss)(a)	(0.03)	0.01	0.07	(0.01)	— (b)

Net realized and unrealized gain (loss)	1.29	0.26	0.55	(0.27)	0.15

Total from investment operations	1.26	0.27	0.62	(0.28)	0.15

Distributions to shareholders from net investment income	—	(0.11)	—	—	(0.20)

Net asset value, end of year	$12.04	$10.78	$10.62	$10.00	$10.28

Total return(c)	11.58%	2.66%	6.20%	(2.72)%	1.47%

Net assets, end of year (in 000s)	$54,438	$67,354	$158,958	$361,962	$807,918

Ratio of net expenses to average net assets (including dividend and interest payments and other expenses relating to securities sold short)	1.82%	1.81%	1.80%	1.97%	2.11%

Ratio of net expenses to average net assets (excluding dividend and interest payments and other expenses relating to securities sold short)	1.76%	1.75%	1.74%	1.89%	1.98%

Ratio of total expenses to average net assets (including dividend and interest payments and other expenses relating to securities sold short)	3.00%	3.94%	3.03%	2.51%	2.40%

Ratio of total expenses to average net assets (excluding dividend and interest payments and other expenses relating to securities sold short)	2.94%	3.88%	2.98%	2.43%	2.28%

Ratio of net investment income (loss) to average net assets	(0.28)%	0.14%	0.71%	(0.12)%	0.02%

Portfolio turnover rate(d)	269%	222%	202%	232%	112%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	31

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Multi-Manager Alternatives Fund
	Investor Shares
	Year Ended October 31,
	2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of year	$10.73	$10.56	$9.95	$10.24	$10.30
Net investment income (loss)(a)	(0.04)	0.01	0.07	(0.03)	(0.01)

Net realized and unrealized gain (loss)	1.28	0.26	0.54	(0.26)	0.14

Total from investment operations	1.24	0.27	0.61	(0.29)	0.13

Distributions to shareholders from net investment income	—	(0.10)	—	—	(0.19)

Net asset value, end of year	$11.97	$10.73	$10.56	$9.95	$10.24

Total return(b)	11.56%	2.59%	6.02%	(2.73)%	1.23%

Net assets, end of year (in 000s)	$7,478	$10,061	$12,457	$30,347	$95,628

Ratio of net expenses to average net assets (including dividend and interest payments and other expenses relating to securities sold short)	1.89%	1.88%	1.87%	2.09%	2.26%

Ratio of net expenses to average net assets (excluding dividend and interest payments and other expenses relating to securities sold short)	1.83%	1.82%	1.82%	2.01%	2.13%

Ratio of total expenses to average net assets (including dividend and interest payments and other expenses relating to securities sold short)	3.10%	4.07%	3.23%	2.64%	2.54%

Ratio of total expenses to average net assets (excluding dividend and interest payments and other expenses relating to securities sold short)	3.04%	4.02%	3.18%	2.56%	2.42%

Ratio of net investment income (loss) to average net assets	(0.38)%	0.07%	0.63%	(0.26)%	(0.13)%

Portfolio turnover rate(c)	269%	222%	202%	232%	112%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

32	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Multi-Manager Alternatives Fund
	Class R6 Shares
	Year Ended October 31,			Period Ended October 31, 2018(a)
	2021	2020	2019
Per Share Data

Net asset value, beginning of period	$10.79	$10.63	$10.01	$10.22
Net investment income (loss)(b)	(0.04)	0.02	0.08	0.01

Net realized and unrealized gain (loss)	1.30	0.25	0.54	(0.22)

Total from investment operations	1.26	0.27	0.62	(0.21)

Distributions to shareholders from net investment income	—	(0.11)	—	—

Net asset value, end of period	$12.05	$10.79	$10.63	$10.01

Total return(c)	11.68%	2.60%	6.19%	(2.05)%

Net assets, end of period (in 000s)	$12	$11	$10	$10

Ratio of net expenses to average net assets (including dividend and interest payments and other expenses relating to securities sold short)	1.83%	1.81%	1.79%	1.90	%(d)

Ratio of net expenses to average net assets (excluding dividend and interest payments and other expenses relating to securities sold short)	1.76%	1.76%	1.74%	1.81	%(d)

Ratio of total expenses to average net assets (including dividend and interest payments and other expenses relating to securities sold short)	2.96%	3.93%	3.23%	2.63	%(d)

Ratio of total expenses to average net assets (excluding dividend and interest payments and other expenses relating to securities sold short)	2.89%	3.88%	3.18%	2.54	%(d)

Net investment income (loss) to average net assets	(0.30)%	0.12%	0.75%	0.13	%(d)

Portfolio turnover rate(e)	269%	222%	202%	232%

(a)	Commenced operations on February 28, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	33

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Multi-Manager Alternatives Fund
	Class R Shares
	Year Ended October 31,
	2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of year	$10.52	$10.37	$9.82	$10.15	$10.18
Net investment income (loss)(a)	(0.10)	(0.05)	0.02	(0.09)	(0.06)

Net realized and unrealized gain (loss)	1.26	0.26	0.53	(0.24)	0.14

Total from investment operations	1.16	0.21	0.55	(0.33)	0.08

Distributions to shareholders from net investment income	—	(0.06)	—	—	(0.11)

Net asset value, end of year	$11.68	$10.52	$10.37	$9.82	$10.15

Total return(b)	11.03%	1.98%	5.60%	(3.25)%	0.73%

Net assets, end of year (in 000s)	$31	$27	$27	$25	$120

Ratio of net expenses to average net assets (including dividend and interest payments and other expenses relating to securities sold short)	2.39%	2.38%	2.38%	2.61%	2.76%

Ratio of net expenses to average net assets (excluding dividend and interest payments and other expenses relating to securities sold short)	2.33%	2.32%	2.32%	2.53%	2.63%

Ratio of total expenses to average net assets (including dividend and interest payments and other expenses relating to securities sold short)	3.59%	4.56%	3.86%	3.12%	3.07%

Ratio of total expenses to average net assets (excluding dividend and interest payments and other expenses relating to securities sold short)	3.53%	4.50%	3.81%	3.04%	2.94%

Ratio of net investment income (loss) to average net assets	(0.87)%	(0.44)%	0.15%	(0.91)%	(0.63)%

Portfolio turnover rate(c)	269%	222%	202%	232%	112%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

34	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Multi-Manager Alternatives Fund
	Class P Shares
	Year Ended October 31,			Period Ended October 31, 2018(a)
	2021	2020	2019
Per Share Data

Net asset value, beginning of period	$10.78	$10.62	$10.00	$10.21
Net investment income (loss)(b)	(0.03)	0.02	0.08	0.02

Net realized and unrealized gain (loss)	1.29	0.25	0.54	(0.23)

Total from investment operations	1.26	0.27	0.62	(0.21)

Distributions to shareholders from net investment income	—	(0.11)	—	—

Net asset value, end of period	$12.04	$10.78	$10.62	$10.00

Total return(c)	11.69%	2.60%	6.20%	(2.06)%

Net assets, end of period (in 000s)	$103,080	$59,182	$73,641	$108,718

Ratio of net expenses to average net assets (including dividend and interest payments and other expenses relating to securities sold short)	1.81%	1.80%	1.79%	1.83	%(d)

Ratio of net expenses to average net assets (excluding dividend and interest payments and other expenses relating to securities sold short)	1.76%	1.74%	1.73%	1.74	%(d)

Ratio of total expenses to average net assets (including dividend and interest payments and other expenses relating to securities sold short)	2.91%	3.93%	3.13%	2.68	%(d)

Ratio of total expenses to average net assets (excluding dividend and interest payments and other expenses relating to securities sold short)	2.85%	3.88%	3.08%	2.58	%(d)

Ratio of net investment income to average net assets	(0.29)%	0.15%	0.73%	0.45	%(d)

Portfolio turnover rate(e)	269%	222%	202%	232%

(a)	Commenced operations on April 16, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	35

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Notes to Financial Statements

October 31, 2021

1. ORGANIZATION

Goldman Sachs Trust II (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust includes the Goldman Sachs Multi-Manager Alternatives Fund (the “Fund”). The Fund is a diversified portfolio and currently offers seven classes of shares: Class A, Class C, Institutional, Investor, Class R6, Class R and Class P Shares.

Class A Shares are sold with a front-end sales charge of up to 5.50%. Class C Shares are sold with a contingent deferred sales charge (“CDSC”) of 1.00%, which is imposed on redemptions made within 12 months of purchase. Institutional, Investor, Class R6, Class R and Class P Shares are not subject to a sales charge.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (“Goldman Sachs”), serves as investment adviser to the Fund pursuant to a management agreement (the “Agreement”) with the Trust. As of October 31, 2021, GSAM had sub-advisory agreements (the “Sub-Advisory Agreements”) for the Fund with Algert Global LLC (“Algert”), Artisan Partners Limited Partnership (“Artisan Partners”), Bardin Hill Arbitrage IC Management LP (“Bardin Hill”), Brigade Capital Management, LP (“Brigade”), Crabel Capital Management, LLC (“Crabel”), GQG Partners LLC (“GQG Partners”), Marathon Asset Management, L.P. (“Marathon”), River Canyon Fund Management LLC (“River Canyon”), Russell Investments Commodity Advisor, LLC (“RICA”), and Wellington Management Company LLP (“Wellington”) (the “Underlying Managers”). Crabel also serves as an Underlying Manager for a Subsidiary (as defined below). Pursuant to the terms of the Sub-Advisory Agreements, the Underlying Managers are responsible for making investment decisions and managing the investments of the Fund. GSAM compensates the Underlying Managers directly in accordance with the terms of the Sub-Advisory Agreements. The Fund is not charged any separate or additional investment advisory fees by the Underlying Managers.

As of October 31, 2021, GSAM no longer had a sub-advisory agreement for the Fund with Ares Capital Management II LLC and Sirios Capital Management L.P.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions. The Fund is an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies.

A.  Basis of Consolidation for the Goldman Sachs Multi-Manager Alternatives Fund — The Cayman Commodity — MMA IV, LLC (a “Subsidiary”), a Cayman Islands exempted company is currently a wholly-owned subsidiary of the Fund. The Subsidiary acts as an investment vehicle for the Fund to enable the Fund to gain exposure to certain types of commodity linked derivative instruments. The Fund is the sole shareholder of the Subsidiary and it is intended that the Fund will remain the sole shareholder and will continue to control the Subsidiary. All inter-fund balances and transactions have been eliminated in consolidation. As of October 31, 2021, the Fund’s net assets were $176,526,821 of which, $3,907,552, or 2.2%, represented the Subsidiary’s net assets.

B.  Investment Valuation — The Fund’s valuation policy is to value investments at fair value.

C.  Investment Income and Investments — Investment income includes interest income, dividend income, and securities lending income, if any. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Investment income is recorded net of any foreign withholding taxes, less any amounts reclaimable. The Fund may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. These reclaims, if any, are recorded when the amount is known and there are no significant uncertainties on collectability. Such amounts recovered, if any, are reflected as other income in the Consolidated Statement of Operations. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

Distributions received from the Fund’s investments in U.S. real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain and/or a return of capital. A return of capital is recorded by the Fund as a reduction to the cost basis of the REIT.

For derivative contracts, realized gains and losses are recorded upon settlement of the contract. Upfront payments, if any, are made or received upon entering into a swap agreement and are reflected in the Consolidated Statement of Assets and Liabilities. Upfront payments are recognized over the contract’s term/event as realized gains or losses, with the exception of forward starting swap contracts whose realized gains or losses are recognized from the effective start date. For securities with paydown provisions, principal payments received are treated as a proportionate reduction to the cost basis of the securities, and excess or shortfall amounts are recorded as income. For treasury inflation protected securities (“TIPS”), adjustments to principal due to inflation/ deflation are reflected as increases/decreases to interest income with a corresponding adjustment to cost.

D.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), if any, and non-class specific expenses of the Fund are allocated daily based upon the proportion of net assets of each class. Non-class specific expenses directly incurred by the Fund are charged to the Fund, while such expenses incurred by the Trust are allocated across the Fund on a straight-line and/or pro-rata basis depending upon the nature of the expenses. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service, Transfer Agency and Service fees.

E.  Federal Taxes and Distributions to Shareholders — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid annually.

The Subsidiary is classified as a controlled foreign corporation under the Code. Therefore, the Fund is required to increase its taxable income by its share of the Subsidiary’s income. Net losses of the Subsidiary cannot be deducted by the Fund in the current period nor carried forward to offset taxable income in future periods.

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of the Fund’s distributions may be shown in the accompanying financial statements as either from distributable earnings or capital. Certain components of the Fund’s net assets on the Consolidated Statement of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

F.  Foreign Currency Translation — The accounting records and reporting currency of the Fund are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Consolidated Statement of Operations within net change in unrealized gain (loss) on foreign currency translation. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

G.  Commission Recapture — GSAM, on behalf of certain Funds, may direct portfolio trades, subject to seeking best execution, to various brokers who have agreed to rebate a portion of the commissions generated. Such rebates are made directly to the Fund as cash payments and are included in net realized gain (loss) from investments on the Consolidated Statement of Operations.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Notes to Financial Statements (continued)

October 31, 2021

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Fund’s policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The level in the fair value hierarchy within which the fair value measurement in its entirety falls shall be determined based on the lowest level input that is significant to the fair value measurement in its entirety. The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Fund, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Fund’s investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a United States (“U.S.”) securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities will be valued at the valid closing bid price for long positions and at the valid closing ask price for short positions (i.e. where there is sufficient volume, during normal exchange trading hours). If no valid bid/ask price is available, the equity security will be valued pursuant to the Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. Certain equity securities containing unique attributes may be classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price for long positions or the last ask price for short positions, and are generally classified as Level 2. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under Fair Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

Underlying Funds (including Money Market Funds) — Underlying funds (“Underlying Funds”) include other investment companies and exchange-traded funds (“ETFs”). Investments in the Underlying Funds (except ETFs) are valued at the NAV per share on the day of valuation. ETFs are valued daily at the last sale price or official closing price on the principal exchange or system on which the investment is traded. Because the Fund invests in Underlying Funds that fluctuate in value, the Fund’s shares

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

will correspondingly fluctuate in value. Underlying Funds are generally classified as Level 1 of the fair value hierarchy. To the extent that underlying ETFs are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. For information regarding an Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

Debt Securities — Debt securities for which market quotations are readily available are valued daily on the basis of quotations supplied by dealers or an independent pricing service approved by the Trustees. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value. With the exception of treasury securities of G7 countries, which are generally classified as Level 1, these investments are generally classified as Level 2 of the fair value hierarchy.

i.  Mortgage-Backed and Asset-Backed Securities — Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by residential and/or commercial real estate property. Asset-backed securities include securities whose principal and interest payments are collateralized by pools of other assets or receivables. The value of certain mortgage-backed and asset-backed securities (including adjustable rate mortgage loans) may be particularly sensitive to changes in prevailing interest rates. The value of these securities may also fluctuate in response to the market’s perception of the creditworthiness of the issuers.

Asset-backed securities may present credit risks that are not presented by mortgage-backed securities because they generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. Some asset-backed securities may only have a subordinated claim on collateral.

Stripped mortgage-backed securities are usually structured with two different classes: one that receives substantially all interest payments (interest-only, or “IO” and/or high coupon rate with relatively low principal amount, or “IOette”), and the other that receives substantially all principal payments (principal-only, or “PO”) from a pool of mortgage loans. Little to no principal will be received at the maturity of an IO; as a result, periodic adjustments are recorded to reduce the cost of the security until maturity. These adjustments are included in interest income.

Securities Sold Short — Securities sold short are those securities which the Fund has sold but which it does not own. When the Fund sells a security it does not own, it must borrow the security that was sold and it generally delivers the proceeds from the short sale to the broker through which it made the short sale. In addition, cash and certain investments in securities may be used to collateralize the securities sold short. Each day the securities sold short transaction is open, the liability to replace the borrowed security is marked to market and an unrealized gain or loss is recorded. While the transaction remains open, the Fund may also incur expenses for any dividends or interest which will be paid to the lender of the securities as well as a fee to borrow the delivered security. During the term of the short sale, the value of the securities pledged as collateral on short sales is required to exceed the value of the securities sold short. The market value of securities pledged as collateral is included in the Consolidated Schedule of Investments.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. The Fund enters into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund and cash collateral received, if any, is reported separately on the Consolidated Statement of Assets and Liabilities as receivables/payables for collateral on certain derivatives contracts. Non-cash collateral pledged by the Fund, if any, is noted in the Consolidated Schedule of Investments.

Exchange-traded derivatives, including futures and options contracts, are generally valued at the last sale or settlement price on the exchange where they are principally traded. Exchange-traded options without settlement prices are generally valued at the midpoint of the bid and ask prices on the exchange where they are principally traded (or, in the absence of two-way trading, at the last bid price for long positions and the last ask price for short positions). Exchange-traded derivatives typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Notes to Financial Statements (continued)

October 31, 2021

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i.  Forward Contracts — A forward contract is a contract between two parties to buy or sell an asset at a specified price on a future date. A forward contract settlement can occur on a cash or delivery basis. Forward contracts are marked-to-market daily using independent vendor prices, and the change in value, if any, is recorded as an unrealized gain or loss. Cash and certain investments may be used to collateralize forward contracts.

A forward foreign currency exchange contract is a forward contract in which the Fund agrees to receive or deliver a fixed quantity of one currency for another, at a pre-determined price at a future date. All forward foreign currency exchange contracts are marked to market daily by using the outright forward rates or interpolating based upon maturity dates, where available. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

ii.  Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security. Upon entering into a futures contract, the Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses.

iii.  Options — When the Fund writes call or put options, an amount equal to the premium received is recorded as a liability and is subsequently marked-to-market to reflect the current value of the option written. Swaptions are options on swap contracts.

Upon the purchase of a call option or a put option by the Fund, the premium paid is recorded as an investment and subsequently marked-to-market to reflect the current value of the option. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms.

iv.  Swap Contracts — Bilateral swap contracts are agreements in which the Fund and a counterparty agree to exchange periodic payments on a specified notional amount or make a net payment upon termination. Bilateral swap transactions are privately negotiated in the OTC market and payments are settled through direct payments between the Fund and the counterparty. By contrast, certain swap transactions are subject to mandatory central clearing. These swaps are executed through a derivatives clearing member (“DCM”), acting in an agency capacity, and submitted to a central counterparty (“CCP”) (“centrally cleared swaps”), in which case all payments are settled with the CCP through the DCM. Swaps are marked-to-market daily using pricing vendor quotations, counterparty or clearinghouse prices or model prices, and the change in value, if any, is recorded as an unrealized gain or loss. Upon entering into a swap contract, the Fund is required to satisfy an initial margin requirement by delivering cash or securities to the counterparty (or in some cases, segregated in a triparty account on behalf of the counterparty), which can be adjusted by any mark-to-market gains or losses pursuant to bilateral or centrally cleared arrangements. For centrally cleared swaps the daily change in valuation, if any, is recorded as a receivable or payable for variation margin.

A total return swap is an agreement that gives the Fund the right to receive or pay the appreciation or depreciation, as applicable, in the value of a specified security, an index, a basket of securities or indices or other instrument in return for a fee paid to the counterparty, which will typically be an agreed upon interest rate. If the underlying asset declines in value over the term of the swap, the Fund may also be required to pay the dollar value of that decline to the counterparty.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Fund’s investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining the Fund’s NAV. To the extent investments are valued using single source broker quotations obtained directly from the broker or passed through from third party pricing vendors, such investments are classified as Level 3 investments.

C.  Fair Value Hierarchy — The following is a summary of the Fund’s investments and derivatives classified in the fair value hierarchy as of October 31, 2021:

Investment Type	Level 1	Level 2	Level 3

Assets

Fixed Income

Corporate Obligations	$—	$4,124,590	$—

Mortgage-Backed Obligations	—	6,394,477	—

Asset-Backed Securities	—	10,198,863	—

Foreign Debt Obligations	—	7,481,861	—

Common Stock and/or Other Equity Investments(a)

Asia	2,650,306	1,511,891	—

Australia and Oceania	429,268	888,251	—

Europe	8,513,674	17,941,196	—

North America	44,931,024	—	—

South America	983,522	—	—

Preferred Stock	—	965,603	—

Exchange Traded Fund	3,292,628	—	—

Investment Company	58,782,541	—	—

Short-term Investments	5,005,484	—	—

Total	$124,588,447	$49,506,732	$—

Liabilities

Common Stock and/or Other Equity Investments(a)

Europe	$(327,747)	$—	$—

North America	(6,015,210)	—	—

Total	$(6,342,957)	$—	$—

Derivative Type

Assets

Forward Foreign Currency Exchange Contracts(b)	$—	$583,869	$—

Futures Contracts(b)	1,127,247	—	—

Total Return Swap Contracts(b)	—	306,307	—

Purchased Option Contracts	729,795	—	—

Total	$1,857,042	$890,176	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of net asset value. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile. The Fund utilizes fair value model prices provided by an independent fair value service for international equities, resulting in a Level 2 classification.
(b)	Amount shown represents unrealized gain (loss) at period end.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Notes to Financial Statements (continued)

October 31, 2021

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

Derivative Type	Level 1	Level 2	Level 3

Liabilities

Forward Foreign Currency Exchange Contracts(b)	$—	$(605,657)	$—

Futures Contracts(b)	(848,171)	—	—

Total Return Swap Contracts(b)	—	(396,854)	—

Written Option Contracts	(59,660)	—	—

Total	$(907,831)	$(1,002,511)	$—

(b)	Amount shown represents unrealized gain (loss) at period end.

For further information regarding security characteristics, see the Consolidated Schedule of Investments.

4. INVESTMENTS IN DERIVATIVES

The following table sets forth, by certain risk types, the gross value of derivative contracts (not considered to be hedging instruments for accounting disclosure purposes) as of October 31, 2021. These instruments were used as part of the Fund’s investment strategies and to obtain and/or manage exposure related to the risks below. The values in the tables below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Fund’s net exposure.

Risk	Consolidated Statement of Assets and Liabilities	Assets		Consolidated Statement of Assets and Liabilities	Liabilities
Equity	Receivable for unrealized gain on swap contracts; Variation margin on futures contracts; Purchased options, at value	$1,137,548	(a)	Payable for unrealized loss on swap contracts; Variation margin on futures contracts; Written options, at value	$(468,833)	(a)(b)
Interest rate	Variation margin on futures contracts	59,956	(a)	Variation margin on futures contracts	(6,405)	(a)
Commodity	Variation margin on futures contracts	963,306	(a)	Variation margin on futures contracts	(826,487)	(a)
Currency	Receivable for unrealized gain on forward foreign currency exchange contracts; Variation margin on futures contracts	586,408	(a)	Payable for unrealized loss on forward foreign currency exchange contracts; Variation margin on futures contracts	(608,617)	(a)
Total		$2,747,218			$(1,910,342)

(a)	Includes unrealized gain (loss) on futures contracts described in the Additional Investment Information sections of the Consolidated Schedule of Investments. Only current day’s variation margin is reported within the Consolidated Statement of Assets and Liabilities.
(b)	Aggregate of amounts include $396,854, which represents the payments to be made pursuant to bilateral agreements should counterparties exercise their “right to terminate” provisions based on, among others, the Fund’s performance, their failure to pay on their obligations or failure to pledge collateral. Such amount does not include incremental charges directly associated with the close-out of the agreements. It also does not reflect the fair value of any assets pledged as collateral which, through the daily margining process, substantially offsets the aforementioned amounts and for which the Fund is entitled to a full return.

The following table sets forth, by certain risk types, the Fund’s gains (losses) related to these derivatives and their indicative volumes for the fiscal year ended October 31, 2021. These gains (losses) should be considered in the context that these derivative contracts may have been executed to create investment opportunities and/or economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

4. INVESTMENTS IN DERIVATIVES (continued)

gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Consolidated Statement of Operations:

Risk	Consolidated Statement of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)
Equity	Net realized gain (loss) from futures contracts, swap contracts, purchased options contracts and written options contracts/Net change in unrealized gain (loss) on futures contracts, swap contracts, purchased options contracts and written options contracts	$(482,833)	$(331,511)
Interest rate	Net realized gain (loss) from futures contracts and swap contracts/Net change in unrealized gain (loss) on futures contracts	357,998	63,650
Commodity	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	839,243	139,265
Currency	Net realized gain (loss) from forward foreign currency exchange Contracts and futures contracts/Net change in unrealized gain (loss) on forward foreign currency exchange contracts and futures contracts	105,388	13,224
Total		$819,796	$(115,372)

For the fiscal year ended October 31, 2021, the relevant values for each derivative type was as follows:

Average Number of Contracts, Notional Amounts(a)
Futures contracts	Forward contracts	Swap Agreements	Purchased Options	Written Options
560	$103,679,427	$18,317,510	57,910	$19,867

(a)	Amounts disclosed represent average number of contracts for futures contracts, notional amounts for forward contracts, swap agreements for purchased options and written options, based on absolute values, which is indicative of volume for this derivative type, for the months that the Funds held such derivatives during the fiscal year ended October 31, 2021.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs OTC derivatives (including forward foreign currency exchange contracts, and certain options and swaps), and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

Collateral and margin requirements differ between exchange traded derivatives and OTC derivatives. Margin requirements are established by the broker or clearing house for exchange-traded and centrally cleared derivatives (financial futures contracts, options and centrally cleared swaps) pursuant to governing agreements for those instrument types. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract-specific for OTC derivatives. For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty. Additionally, the Fund may be required to post initial margin to the counterparty, the terms of which would be outlined in the confirmation of the OTC transaction.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Notes to Financial Statements (continued)

October 31, 2021

4. INVESTMENTS IN DERIVATIVES (continued)

Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold before a transfer is required to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that the Underlying Managers believe to be of good standing and by monitoring the financial stability of those counterparties.

Additionally, the netting of assets and liabilities and the offsetting of collateral pledged or received are based on contractual netting/set-off provisions in the ISDA Master Agreement or similar agreements. However, in the event of a default or insolvency of a counterparty, a court could determine that such rights are not enforceable due to the restrictions or prohibitions against the right of setoff that may be imposed in accordance with a particular jurisdiction’s bankruptcy or insolvency laws.

The following table sets forth the Fund’s net exposure for derivative instruments that are subject to enforceable master netting arrangements or similar agreements as of October 31, 2021:

	Derivative Assets(1)			Derivative Liabilities(1)
Counterparty	Swaps	Forward Currency Contracts	Total	Swaps	Forward Currency Contracts	Total	Net Derivative Asset (Liabilities)	Collateral (Received) Pledged(1)	Net Amount(2)
Deutsche Bank AG (London)	$—	$518,735	$518,735	$—	$(548,676)	$(548,676)	$(29,941)	$29,941	$—
JPMorgan Securities, Inc.	122,873	—	122,873	(30,461)	—	(30,461)	92,412	—	92,412
MS & Co. Int. PLC	183,434	65,134	248,568	(366,393)	(56,981)	(423,374)	(174,806)	174,806	—

Total	$306,307	$583,869	$890,176	$(396,854)	$(605,657)	$(1,002,511)	$(112,335)	$204,747	$92,412

(1)	Gross amounts available for offset but not netted in the Consolidated Statement of Assets and Liabilities.
(2)	Net amount represents the net amount due (to) from counterparty in the event of a default based on the contractual set-off rights under the agreement. Net amount excludes any over-collateralized amounts.

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Fund, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Fund’s business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of the Fund’s average daily net assets.

Contractual Management Rate
First $2 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Fee Rate	Effective Net Management Fee Rate*^(a)
1.90%	1.80%	1.71%	1.68%	1.90%	1.52%

*	GSAM has agreed to waive a portion of its management fee in order to achieve a net management fee rate of 1.57% as an annual percentage of the average daily net assets of the Fund as defined in the Fund’s most recent prospectus. This arrangement will be effective through at least February 28, 2022, and prior to such date GSAM may not terminate the arrangement without the approval of the Trustees.
^	Effective Net Management Rate includes the impact of management fee waivers of affiliated Underlying Funds if any.
(a)	Reflects combined management fees paid to GSAM under the Agreement and the Subsidiary Agreements as defined below after waivers.

The Fund invests in Institutional Shares of the Goldman Sachs Financial Square Government Fund, which is an affiliated Underlying Fund. GSAM has agreed to waive a portion of its management fee payable by the Fund in an amount equal to the management fee it earns as an investment adviser to the affiliated Underlying Fund in which the Fund invests. For the fiscal year ended October 31, 2021, GSAM waived $80,114 of the Fund’s management fee.

GSAM also provides management services to the Subsidiary pursuant to a Subsidiary Management Agreement (the “Subsidiary Agreement”) and is entitled to a management fee accrued daily and paid monthly, equal to an annual percentage rate

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

of 0.42% of the Subsidiary’s average daily net assets. In consideration of the Subsidiary’s management fee, and for as long as the Subsidiary Agreement remains in effect, GSAM has contractually agreed to waive irrevocably a portion of the Fund’s management fee in an amount equal to the management fee accrued and paid to GSAM by the Subsidiary under the Subsidiary Agreement. For the fiscal year ended October 31, 2021, GSAM waived $13,725 of the Fund’s management fee.

B.  Distribution and/or Service (12b-1) Plans — The Trust, on behalf of Class A and Class R Shares of the Fund, has adopted Distribution and Service Plans subject to Rule 12b-1 under the Act. Under the Distribution and Service Plans, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class A or Class R Shares of the Fund, as applicable, as set forth below.

The Trust, on behalf of Class C Shares of the Fund, has adopted a Distribution Plan subject to Rule 12b-1 under the Act. Under the Distribution Plan, Goldman Sachs as Distributor is entitled to a fee accrued daily and paid monthly for distribution services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class C Shares of the Fund, as set forth below.

	Distribution and/or Service Plan Rates
	Class A*	Class C	Class R*
Distribution and/or Service Plan	0.25%	0.75%	0.50%

*	With respect to Class A and Class R Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution and Service Plans to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

C.  Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Fund pursuant to a Distribution Agreement, may retain a portion of the Class A Shares’ front end sales charge and Class C Shares’ CDSC. During the fiscal year ended October 31, 2021, Goldman Sachs retained $189 and $0, respectively.

D.  Service Plan — The Trust, on behalf of the Fund, has adopted a Service Plan to allow Class C Shares to compensate service organizations (including Goldman Sachs) for providing varying levels of personal and account maintenance services to their customers who are beneficial owners of such shares. The Service Plan provides for compensation to the service organizations equal to an annual percentage rate of 0.25% of the average daily net assets attributable to Class C Shares of the Fund.

E.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Fund for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates as follows: 0.17% of the average daily net assets of Class A, Class C, Investor and Class R Shares; 0.04% of the average daily net assets of Institutional Shares; and 0.03% of the average daily net assets of Class R6 and Class P Shares.

Goldman Sachs has agreed to waive a portion of the transfer agency fees equal to 0.06% of the average daily net assets attributable to Class A, Class C, Investor and Class R Shares of the Fund through at least February 28, 2022 (the “TA Fee Waiver”). Prior to such date, Goldman Sachs may not terminate the arrangement without approval of the Board of Trustees.

F.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to reduce or limit certain “Other Expenses” of the Fund (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to 0.194% of the average daily net assets of the Fund and limit the Fund’s total annual operating expenses (excluding acquired fund fees and expenses, dividend and interest payments on securities sold short, taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) of Class A, Class C, Institutional, Investor, Class R6, Class R and Class P Shares to (after the application of the TA Fee Waiver described above) 2.12%, 2.87%, 1.80%, 1.87%, 1.79%, 2.37%, and 1.79%, respectively. These Other Expense limitations will remain in place through at least February 28, 2022, and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Notes to Financial Statements (continued)

October 31, 2021

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

In addition, the Fund has entered into certain offset arrangements with the transfer agent, which may result in a reduction of the Fund’s expenses and are received irrespective of the application of the “Other Expense” limitations described above. For the fiscal year ended October 31, 2021, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

Management Fee Waiver	Transfer Agency Waivers/Credits	Other Expense Reimbursements	Total Annual Operating Expense Reductions
$627,747	$13,232	$1,253,152	$1,894,131

The Fund has entered into certain offset arrangements with the custodian, which resulted in a reduction of the Fund’s gross expenses.

G.  Line of Credit Facility — As of October 31, 2021, the Fund participated in a $1,000,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAM or its affiliates. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Fund based on the amount of the commitment that has not been utilized. For the fiscal year ended October 31, 2021, the Fund did not have any borrowings under the facility. Prior to April 26, 2021, the facility was $700,000,000.

H.  Other Transactions with Affiliates — For the fiscal year ended October 31, 2021, Goldman Sachs earned $4,558, in brokerage commissions from portfolio transactions, including futures transactions executed with Goldman Sachs as the Futures Commission Merchant, on behalf of the Fund.

As of October 31, 2021, The Goldman Sachs Group, Inc. was the beneficial owner of approximately 100% of Class R6 and 99% of Class R Shares of the Fund.

The table below shows the transaction in and earnings from investments in the Goldman Sachs Financial Square Government Fund for the fiscal year ended October 31, 2021:

Underlying Funds	Beginning Value as of October 31, 2020	Purchases at Cost	Proceeds from Sales	Ending Value as of October 31, 2021	Shares as of October 31, 2021	Dividend Income
Goldman Sachs Financial Square Government Fund – Institutional Shares	$ 40,788,471	$308,569,016	$(290,574,946)	$58,782,541	58,782,541	$12,658

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended October 31, 2021, were $295,574,074 and $295,394,049, respectively. In these amounts are the cost of purchases and proceeds from sales and maturities of U.S. Government and agency obligations in the amounts of $8,247,344 and $7,038,639, respectively.

The following table sets forth the Fund’s net exposure for short securities that are subject to enforceable master netting arrangements or similar agreements as of October 31, 2021:

Counterparty	Securities Sold Short(1)	Collateral Pledged	Net Amount(2)
State Street Bank & Trust	$(6,342,957)	$5,643,559	$699,398

(1)	Gross amounts available for offset but not netted in the Consolidated Statement of Assets and Liabilities.
(2)	Net amount represents the net amount due (to) from counterparty in the event of a default based on the contractual set-off rights under the agreement. Net amount excludes any over-collateralized amounts.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

7. TAX INFORMATION

There were no distributions by the Fund during the fiscal year ended October 31, 2021.

The tax character of distributions paid during the fiscal year ended October 31, 2020 was as follows:

Distribution paid from:
Ordinary income	$2,553,989
Net long-term capital gains	—
Total taxable distributions	$2,553,989

As of October 31, 2021, the components of accumulated earnings (losses) on a tax basis were as follows:

Capital loss carryforwards:(1)
Perpetual Short-Term	$(44,361,584)
Total Capital loss carryforwards	$(44,361,584)
Timing differences (Straddle Loss Deferral)	$(945,416)
Unrealized gains (losses) — net	13,723,144
Total accumulated earnings (losses) net	$(31,583,856)

(1)	The Fund utilized $10,781,753 of capital losses in the current fiscal year.

As of October 31, 2021, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax Cost	$160,548,537
Gross unrealized gain	15,804,648
Gross unrealized loss	(2,081,504)
Net unrealized gain	$13,723,144

The difference between GAAP-basis and tax basis unrealized gains (losses) is attributable primarily to wash sales, net mark to market gains/(losses) on regulated futures contracts, net mark to market gains/(losses) on foreign currency contracts, and differences in the tax treatment of underlying fund investments, passive foreign investment company investments, and swap transactions.

The Fund reclassed $134,486 from paid in capital to distributable earnings for the year ending October 31, 2021. In order to present certain components of the Fund’s capital accounts on a tax-basis, certain reclassifications have been recorded to the Fund’s accounts. These reclassifications have no impact on the net asset value of the Fund and result primarily from net operating losses and differences in the tax treatment of partnership investments, and underlying fund investments.

GSAM has reviewed the Fund’s tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Fund’s financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

8. OTHER RISKS

The Fund’s risks include, but are not limited to, the following:

Derivatives Risk — The Fund’s use of derivatives may result in loss. Derivative instruments, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other instruments, may be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Notes to Financial Statements (continued)

October 31, 2021

8. OTHER RISKS (continued)

disproportionate losses to the Fund. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments. Losses from derivatives can also result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged.

Floating and Variable Rate Obligations Risk — Floating rate and variable rate obligations are debt instruments issued by companies or other entities with interest rates that reset periodically (typically, daily, monthly, quarterly, or semiannually) in response to changes in the market rate of interest on which the interest rate is based. For floating and variable rate obligations, there may be a lag between an actual change in the underlying interest rate benchmark and the reset time for an interest payment of such an obligation, which could harm or benefit the Fund, depending on the interest rate environment or other circumstances. In a rising interest rate environment, for example, a floating or variable rate obligation that does not reset immediately would prevent the Fund from taking full advantage of rising interest rates in a timely manner. However, in a declining interest rate environment, the Fund may benefit from a lag due to an obligation’s interest rate payment not being immediately impacted by a decline in interest rates.

On March 5, 2021, the United Kingdom’s Financial Conduct Authority (“FCA”) and ICE Benchmark Authority formally announced that certain LIBOR benchmarks will cease publication after December 31, 2021 while others will cease publication after June 30, 2023. The unavailability or replacement of LIBOR may affect the value, liquidity or return on certain Fund investments and may result in costs incurred in connection with closing out positions and entering into new trades. Any pricing adjustments to a Fund’s investments resulting from a substitute reference rate may also adversely affect a Fund’s performance and/or NAV.

Foreign Custody Risk — The Fund invests in foreign securities, and as such the Fund may hold such securities and cash with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). Some foreign custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over, or independent evaluation of, their operations. Further, the laws of certain countries may place limitations on the Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy. Investments in emerging markets may be subject to even greater custody risks than investments in more developed markets. Custody services in emerging market countries are very often undeveloped and may be considerably less well regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

Foreign and Emerging Countries Risk — Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. Foreign securities may be subject to risk of loss because of more or less foreign government regulation; less public information; less stringent investor protections; less stringent accounting, corporate governance, financial reporting and disclosure standards; and less economic, political and social stability in the countries in which the Fund invests. The imposition of exchange controls (including repatriation restrictions), confiscation of assets and property, trade restrictions (including tariffs) and other government restrictions by the U.S. or other governments, or problems with registration, settlement or custody, may also result in losses. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that the Fund also invests in securities of issuers located in, or economically tied to, emerging markets, these risks may be more pronounced.

Interest Rate Risk — When interest rates increase, fixed income securities or instruments held by the Fund will generally decline in value. Long-term fixed income securities or instruments will normally have more price volatility because of this risk than short-term fixed income securities or instruments. The risks associated with changing interest rates may have unpredictable effects on the markets and the Fund’s investments. Fluctuations in interest rates may also affect the liquidity of fixed income securities and instruments held by the Fund.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

8. OTHER RISKS (continued)

Investments in Other Investment Companies Risk — As a shareholder of another investment company, including an exchange-traded fund (“ETF”), the Fund will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund. ETFs are subject to risks that do not apply to conventional mutual funds, including but not limited to the following: (i) the market price of the ETF’s shares may trade at a premium or a discount to their NAV; and (ii) an active trading market for an ETF’s shares may not develop or be maintained.

Large Shareholder Transactions Risk — The Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include the Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions, which may occur rapidly or unexpectedly, may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would.

Liquidity Risk — The Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that the Fund will not be able to pay redemption proceeds within the allowable time period or without significant dilution to remaining investors’ interests because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions. If a Fund is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect the Fund’s NAV and dilute remaining investors’ interests. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities or the lack of an active market. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, potentially causing increased supply in the market due to selling activity. These risks may be more pronounced in connection with the Fund’s investments in securities of issuers located in emerging market countries. Redemptions by large shareholders may have a negative impact on the Fund’s liquidity.

Market and Credit Risks — In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). The value of the securities in which the Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets. Events such as war, acts of terrorism, social unrest, natural disasters, the spread of infectious illness or other public health threats could also significantly impact the Fund and its investments. Additionally, the Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

Multi-Manager Approach Risk — The Fund’s performance depends on the ability of the Investment Adviser in selecting, overseeing, and allocating Fund assets to the Underlying Managers. The Underlying Managers’ investment styles may not always be complementary. The Fund’s multi-manager approach may result in the Fund investing a significant percentage of its assets in certain types of investments, which could be beneficial or detrimental to the Fund’s performance depending on the performance of those investments and the overall market environment. The Fund’s Underlying Managers may underperform the market generally or underperform other investment managers that could have been selected for the Fund. Because the Fund’s Underlying Managers may trade with counterparties, prime brokers, clearing brokers or futures commission merchants on terms that are different than those on which the Investment Adviser would trade, and because each Underlying Manager applies its own risk analysis in

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Notes to Financial Statements (continued)

October 31, 2021

8. OTHER RISKS (continued)

evaluating potential counterparties for the Fund, the Fund may be subject to greater counterparty risk than if it was managed directly by the Investment Adviser.

Short Position Risk — The Fund may enter into a short position through a futures contract, an option or swap agreement or through short sales of any instrument that the Fund may purchase for investment. Taking short positions involves leverage of the Fund’s assets and presents various risks, including counterparty risk. If the value of the underlying instrument or market in which the Fund has taken a short position increases, then the Fund will incur a loss equal to the increase in value from the time that the short position was entered into plus any related interest payments or other fees. Taking short positions involves the risk that losses may be disproportionate, may exceed the amount invested, and may be unlimited. To the extent that the Fund uses the proceeds it receives from a short position to take additional long positions, the risks associated with the short position, including leverage risks, may be heightened, because doing so increases the exposure of the Fund to the markets and therefore could magnify changes to the Fund’s NAV.

Tax Risk — The Fund will seek to gain exposure to the commodity markets primarily through investments in the Subsidiary and/or commodity index-linked structured notes, as applicable. Historically, the Internal Revenue Service (“IRS”) issued private letter rulings (“PLRs”) in which the IRS specifically concluded that income and gains from investments in commodity index-linked structured notes (the “Notes Rulings”) or a wholly-owned foreign subsidiary that invests in commodity-linked instruments are “qualifying income” for purposes of compliance with Subchapter M of the Code. However, the Fund has not received a PLR, and is/are not able to rely on PLRs issued to other taxpayers. The IRS recently issued final regulations that, would generally treat the Fund’s income inclusion with respect to a subsidiary as qualifying income either if (A) there is a distribution out of the earnings and profits of a subsidiary that are attributable to such income inclusion or (B) such inclusion is derived with respect to the Fund’s business of investing in stock, securities, or currencies.

The IRS also issued a revenue procedure, which states that the IRS will not in the future issue PLRs that would require a determination of whether an asset (such as a commodity index-linked note) is a “security” under the Investment Company Act of 1940. In connection with issuing such revenue procedure, the IRS has revoked the Notes Ruling on a prospective basis. In light of the revocation of the Notes Rulings, the Fund has limited its investments in commodity index-linked structured notes. The Fund has obtained an opinion of counsel that the Fund’s income from investments in the Subsidiary should constitute “qualifying income.” However, no assurances can be provided that the IRS would not be able to successfully assert that the Fund’s income from such investments was not “qualifying income,” in which case the Fund would fail to qualify as a regulated investment company (“RIC”) under Subchapter M of the Code if over 10% of its gross income were derived from these investments. If the Fund failed to qualify as a RIC, it would be subject to federal and state income tax on all of its taxable income at regular corporate tax rates with no deduction for any distributions paid to shareholders, which would significantly adversely affect the returns to, and could cause substantial losses for, Fund shareholders.

9. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

10. OTHER MATTERS

In March 2020, the FASB issued Accounting Standard Update (“ASU”) No. 2020-04, “Reference Rate Reform (Topic 848): Facilitation of the Effects of Reference Rate Reform on Financial Reporting.” This ASU provides optional exceptions for applying GAAP to contract modifications, hedging relationships and other transactions affected reference rate reform if certain criteria are

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

10. OTHER MATTERS (continued)

met. ASU 2020-04 is elective and is effective on March 12, 2020 through December 31, 2022. As of the financial reporting period, GSAM is currently evaluating the impact, if any, of applying ASU 2020-04.

Pursuant to an effort to consolidate the membership of the Board of Trustees of the Trust (the “Board”) with the Board of Trustees of each of Goldman Sachs ETF Trust, Goldman Sachs MLP and Energy Renaissance Fund and Goldman Sachs Real Estate Diversified Income Fund, at a meeting held on August 10-11, 2021, the Board voted to nominate Steven D. Krichmar, Linda A. Lang, Michael Latham and Lawrence W. Stranghoener (the “Nominees”) for election as Trustees of the Trust at a virtual special joint meeting of shareholders held on December 3, 2021. Each of the Nominees (except Mr. Krichmar) currently serves as a Trustee of Goldman Sachs ETF Trust, Goldman Sachs MLP and Energy Renaissance Fund and Goldman Sachs Real Estate Diversified Income Fund. Mr. Krichmar currently serves as a Trustee of the Trust. If elected, the Nominees will serve as Trustees alongside the current Trustees of the Trust. The Fund will bear a portion of the proxy solicitation, shareholder meeting and other related costs and GSAM has agreed to reimburse the Fund if such expenses increase the Fund’s total expense ratio by more than a specified percentage. This annual report is not a proxy statement. Information regarding the election of the Nominees is contained in the proxy materials filed with the SEC. The proxy statement has been mailed to shareholders of record, and shareholders can also access the proxy statement, and any other relevant documents, on the SEC’s website.

11. SUBSEQUENT EVENTS

Subsequent events after the Consolidated Statement of Assets and Liabilities date have been evaluated, and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Notes to Financial Statements (continued)

October 31, 2021

12. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Multi-Manager Alternatives Fund

	For the Fiscal Year Ended October 31, 2021		For the Fiscal Year Ended October 31, 2020

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	226,160	$2,575,162	204,196	$2,141,779
Reinvestment of distributions	—	—	5,757	60,446
Shares redeemed	(308,659)	(3,503,751)	(558,490)	(5,834,302)
	(82,499)	(928,589)	(348,537)	(3,632,077)
Class C Shares
Shares sold	1,013	10,669	11,219	115,274
Shares redeemed	(180,009)	(1,949,519)	(275,915)	(2,787,609)
	(178,996)	(1,938,850)	(264,696)	(2,672,335)
Institutional Shares
Shares sold	1,222,192	14,039,830	4,199,992	43,241,517
Reinvestment of distributions	—	—	147,670	1,563,829
Shares redeemed	(2,947,320)	(34,316,720)	(13,067,106)	(138,325,307)
	(1,725,128)	(20,276,890)	(8,719,444)	(93,519,961)
Investor Shares
Shares sold	108,432	1,244,198	92,086	979,916
Reinvestment of distributions	—	—	11,177	117,806
Shares redeemed	(421,581)	(4,910,613)	(344,523)	(3,664,483)
	(313,149)	(3,666,415)	(241,260)	(2,566,761)
Class R6 Shares
Reinvestment of distributions	—	—	11	112
	—	—	11	112
Class R Shares
Shares sold	25	297	—	—
Reinvestment of distributions	—	—	14	143
	25	297	14	143
Class P Shares
Shares sold	4,103,614	47,722,828	600,313	6,371,356
Reinvestment of distributions	—	—	74,633	790,366
Shares redeemed	(1,032,351)	(11,717,690)	(2,118,788)	(22,231,331)
	3,071,263	36,005,138	(1,443,842)	(15,069,609)

NET INCREASE (DECREASE)	771,516	$9,194,691	(11,017,754)	$(117,460,488)

Report of Independent Registered Public

Accounting Firm

To the Board of Trustees of Goldman Sachs Trust II and Shareholders of Goldman Sachs Multi-Manager Alternatives Fund

Opinion on the Consolidated Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of Goldman Sachs Multi-Manager Alternatives Fund and its subsidiary (one of the funds constituting Goldman Sachs Trust II, referred to hereafter as the “Fund”) as of October 31, 2021, the related consolidated statement of operations for the year ended October 31, 2021, the consolidated statements of changes in net assets for each of the two years in the period ended October 31, 2021, including the related notes, and the consolidated financial highlights for each of the periods indicated therein (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2021 and the consolidated financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These consolidated financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these consolidated financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. Our procedures included confirmation of securities owned as of October 31, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Boston, Massachusetts

December 23, 2021

We have served as the auditor of one or more investment companies in the Goldman Sachs fund complex since 2000.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Fund Expenses — Six Month Period Ended October 31, 2021 (Unaudited)

As a shareholder of Class A, Class C, Institutional, Investor, Class R6, Class R or Class P Shares of the Fund, you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares), contingent deferred sales charges on redemptions (with respect to Class C Shares), and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (with respect to Class A and Class R Shares); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class C, Institutional, Investor, Class R6, Class R or Class P Shares of the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2021 through October 31, 2021, which represents a period of 184 days of a 365 day year.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes —The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual net expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Multi-Manager Alternatives Fund
Share Class	Beginning Account Value 5/1/21	Ending Account Value 10/31/21		Expenses Paid for the 6 months ended 10/31/21*
Class A
Actual	$1,000.00	$1,044.90		$11.08
Hypothetical 5% return	1,000.00	1,014.37	+	10.92
Class C
Actual	1,000.00	1,041.30		14.92
Hypothetical 5% return	1,000.00	1,010.59	+	14.70
Institutional
Actual	1,000.00	1,047.00		9.44
Hypothetical 5% return	1,000.00	1,015.98	+	9.30
Investor
Actual	1,000.00	1,046.30		9.80
Hypothetical 5% return	1,000.00	1,015.63	+	9.65
Class R6
Actual	1,000.00	1,046.90		9.44
Hypothetical 5% return	1,000.00	1,015.98	+	9.30
Class R
Actual	1,000.00	1,043.80		12.31
Hypothetical 5% return	1,000.00	1,013.16	+	12.13
Class P
Actual	1,000.00	1,047.00		5.31
Hypothetical 5% return	1,000.00	1,020.01	+	5.24

+	Hypothetical expenses are based on the Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

*	Expenses are calculated using the Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended October 31, 2021. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class C	Institutional	Investor	Class R6	Class R	Class P
Multi-Manager Alternatives	2.03%	2.77%	1.70%	1.78%	1.71%	2.27%	0.93%

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Statement Regarding Basis for Approval of Management Agreement and Sub-Advisory Agreements (Unaudited)

Background

The Goldman Sachs Multi-Manager Alternatives Fund (the “Fund”) is an investment portfolio of Goldman Sachs Trust II (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Fund at regularly scheduled meetings held throughout the year. The Fund employs a “manager of managers” structure, whereby Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) is responsible for selecting sub-advisers (subject to Board approval), allocating the Fund’s assets among them, and overseeing their day-to-day management of Fund assets. The Board determines annually whether to approve the continuance of the Trust’s investment management agreement (the “Management Agreement”) with the Investment Adviser on behalf of the Fund.

The Management Agreement was most recently approved for continuation until August 31, 2022 by the Board, including those Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on August 10-11, 2021 (the “Annual Meeting”). At the Annual Meeting, the Board also considered the sub-advisory agreements (each a “Designated Sub-Advisory Agreement” and, together with the Management Agreement, the “Agreements”) between the Investment Adviser and each of Algert Global LLC, Artisan Partners Limited Partnership, Bardin Hill Arbitrage IC Management LP, Brigade Capital Management, LP, Crabel Capital Management, LLC, GQG Partners LLC, Marathon Asset Management, L.P., River Canyon Fund Management LLC, Russell Investments Commodity Advisor, LLC, and Wellington Management Company LLP (each a “Designated Sub-Adviser” and collectively, the “Designated Sub-Advisers”).

The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meeting. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held four meetings over the course of the year since the Management Agreement was last approved. At those Committee meetings, regularly scheduled Board or other committee meetings, and/or the Annual Meeting, matters relevant to the renewal of the Management Agreement and the Designated Sub-Advisory Agreements were considered by the Board, or the Independent Trustees, as applicable. With respect to the Fund, such matters included:

(a)	the nature and quality of the advisory, administrative, and other services provided to the Fund by the Investment Adviser and its affiliates, and the Designated Sub-Advisers, including, as applicable, information about:
(i)	the structure, staff, and capabilities of the Investment Adviser and the Designated Sub-Advisers and the Designated Sub-Advisers’ portfolio management teams;
(ii)	the groups within the Investment Adviser and its affiliates that support the portfolio management teams or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services, and operations); controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, compliance testing, market risk analysis, finance, and central funding); sales and distribution support groups, and others (e.g., information technology and training);
(iii)	trends in employee headcount;
(iv)	the Investment Adviser’s financial resources and ability to hire and retain talented personnel and strengthen its operations; and
(v)	the parent company’s support of the Investment Adviser and its mutual fund business, as expressed by the firm’s senior management;
(b)	information on the investment performance of the Fund, including comparisons to the performance of similar mutual funds, as provided by a third-party mutual fund data provider engaged as part of the contract review process (the “Outside Data Provider”), benchmark performance indices, and commingled investment vehicles with comparable investment strategies managed by the Investment Adviser, as well as general investment outlooks in the markets in which the Fund invests;
(c)	information provided by the Investment Adviser indicating the Investment Adviser’s views on whether the Fund’s peer group and/or benchmark index had high, medium, or low relevance given the Fund’s particular investment strategy;
(d)	the terms of the Agreements and other agreements with affiliated service providers entered into by the Trust on behalf of the Fund;
(e)	fee and expense information for the Fund, including:
(i)	the relative management fee and expense levels of the Fund as compared to those of comparable funds managed by other advisers, as provided by the Outside Data Provider;
(ii)	the Fund’s expense trends over time; and
(iii)	comparative information on the advisory fees charged and services provided by the Investment Adviser to certain collective investment vehicles that it manages with comparable investment strategies;

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Statement Regarding Basis for Approval of Management Agreement and Sub-Advisory Agreements (Unaudited) (continued)

(f)	with respect to the extensive investment performance and expense comparison data provided by the Outside Data Provider, its processes in producing that data for the Fund;
(g)	the undertakings of the Investment Adviser and its affiliates to implement fee waivers and/or expense limitations;
(h)	information relating to the profitability of the Management Agreement and the transfer agency, distribution and service arrangements of the Fund to the Investment Adviser and its affiliates;
(i)	whether the Fund’s existing management fee schedule adequately addressed any economies of scale;
(j)	a summary of the “fall-out” benefits derived by the Investment Adviser and its affiliates from their relationships with the Fund, including the fees received by the Investment Adviser’s affiliates from the Fund for transfer agency, portfolio trading, distribution and other services;
(k)	a summary of potential benefits derived by the Fund as a result of its relationship with the Investment Adviser;
(l)	with respect to the Investment Adviser, portfolio manager ownership of Fund shares and the manner in which portfolio manager compensation is determined; information on the Designated Sub-Advisers’ compensation arrangements; and the number and types of accounts managed by the portfolio managers;
(m)	the nature and quality of the services provided to the Fund by its unaffiliated service providers (as well as the Designated Sub-Advisers), and the Investment Adviser’s general oversight and evaluation (including reports on due diligence) of those service providers as part of the services provided under the Management Agreement; and
(n)	the Investment Adviser’s and Designated Sub-Advisers’ processes and policies addressing various types of potential conflicts of interest; their approaches to risk management; the annual review of the effectiveness of the Fund’s compliance program; and periodic compliance reports.

The Trustees also received an overview of the Fund’s distribution arrangements. They received information regarding the Fund’s assets, share purchase and redemption activity, and payment of distribution and service fees. Information was also provided to the Trustees relating to revenue sharing payments made by and services provided by the Investment Adviser and its affiliates to intermediaries that promote the sale, distribution, and/or servicing of Fund shares.

The presentations made at the Board and Committee meetings and at the Annual Meeting encompassed the Fund and other mutual funds for which the Board of Trustees has responsibility. In evaluating the Agreements at the Annual Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Fund and the respective services of the Investment Adviser and its affiliates, and the Designated Sub-Advisers. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and the Investment Adviser addressed the questions and concerns of the Trustees, including concerns regarding the investment performance of certain of the funds they oversee. In addition, the Trustees periodically received written materials and oral presentations from the Designated Sub-Advisers. The Independent Trustees were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of mutual fund investment management agreements under applicable law. In addition, the Investment Adviser and its affiliates provided the Independent Trustees with a written response to a formal request for information sent on behalf of the Independent Trustees by their independent legal counsel. The Trustees reviewed a written response prepared by each Designated Sub-Adviser to a similar request for information submitted to the Designated Sub-Adviser by the Investment Adviser. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present.

Nature, Extent, and Quality of the Services Provided Under the Management Agreement

As part of their review, the Trustees considered the nature, extent, and quality of the services provided to the Fund by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services and non-advisory services that are provided by the Investment Adviser and its affiliates. They also recalled presentations received during the past year, which described portfolio management changes for the Fund. The Trustees noted the transition in the leadership and changes in personnel of various of the Investment Adviser’s portfolio management teams that had occurred in recent periods, and the ongoing recruitment efforts aimed at bringing high quality investment talent to the Investment Adviser. They also noted the Investment Adviser’s commitment to maintaining high quality systems and expending substantial resources to respond to ongoing changes to the market, regulatory and control environment in which the Fund and its service providers operate, including changes associated with the COVID-19 pandemic, as well as the efforts of the Investment Adviser and its affiliates to combat cyber security risks. The Trustees also considered information regarding the Investment Adviser’s and the Fund’s various sub-advisers’ business continuity planning and remote operations capabilities. The Trustees concluded that the Investment Adviser continued to commit substantial financial and operational resources to the Fund and expressed confidence that the Investment Adviser would continue to do so in the future. The Trustees also recognized that the Investment Adviser had made significant commitments to address regulatory

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Statement Regarding Basis for Approval of Management Agreement and Sub-Advisory Agreements (Unaudited) (continued)

compliance requirements applicable to the Fund and the Investment Adviser and its affiliates. In addition, the Trustees reviewed the Sub-Adviser oversight process that the Investment Adviser had employed, which included areas such as investment analytics, risk management and compliance.

Investment Performance

The Trustees also considered the investment performance of the Fund. In this regard, they compared the investment performance of the Fund to its peers using rankings and ratings compiled by the Outside Data Provider, and updated performance information prepared by the Investment Adviser using the peer groups identified by the Outside Data Provider. The Trustees also reviewed the Fund’s investment performance relative to its performance benchmark. As part of this review, they considered the investment performance trends of the Fund over time, and reviewed the investment performance of the Fund in light of its investment objective and policies and market conditions. The Trustees considered the Investment Adviser’s representations that the Fund had significant differences from its Outside Data Provider peer group and benchmark index that caused them to be imperfect bases for comparison. The Trustees also compared the investment performance of the Fund to the performance of comparable unregistered funds for which the Investment Adviser also serves as investment adviser. They considered that the unregistered funds provide an imperfect performance comparison because they are not subject to the requirements of the Investment Company Act of 1940, as amended.

In addition, the Trustees considered materials prepared and presentations made by the Investment Adviser’s senior management and the Sub-Advisers’ portfolio management personnel in which Fund performance was assessed. The Trustees also considered the Investment Adviser’s periodic reports with respect to the Fund’s risk profile, and how the Investment Adviser’s approach to risk monitoring and management influences portfolio management.

The Trustees noted that the Fund had placed in the top half of its performance peer group for the one-year period and the third quartile for the three-year period, and had outperformed its U.S. Treasury-based benchmark index for the one-year period ended March 31, 2021.

Costs of Services Provided and Competitive Information

The Trustees considered the contractual terms of the Management Agreement, the fee rates payable by the Fund thereunder, and the net amount retained by the Investment Adviser after payment of sub-advisory fees. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Fund, which included both advisory and administrative services that were directed to the needs and operations of the Fund as a registered mutual fund.

In particular, the Trustees reviewed the analyses prepared by the Outside Data Provider regarding the expense rankings of the Fund, as well as additional information provided by the Investment Adviser throughout the year. The analyses provided a comparison of the Fund’s management fee and breakpoints to those of a relevant peer group and category universe; an expense analysis which compared the Fund’s overall net and gross expenses to a peer group and a category universe; and data comparing the Fund’s net expenses to the peer and category medians. The analyses also compared the Fund’s other expenses and fee waivers/reimbursements to those of the peer group and category medians. The Trustees also considered comparative fee information for services provided by the Investment Adviser to collective investment vehicles having investment objectives and policies similar to those of the Fund. They also noted that, in some cases, these collective investment vehicles have a compensation structure that includes performance fees and also pay additional asset-based fees and performance fees to the managers of underlying hedge funds. The Trustees considered that services provided to the Fund differed in various significant respects from the services provided to these collective investment vehicles, which generally operated under less stringent regulatory and financial reporting requirements, required fewer services from the Investment Adviser to a smaller number of client contact points, and were less time-sensitive. The Trustees concluded that the comparisons provided by the Outside Data Provider and the Investment Adviser were useful in evaluating the reasonableness of the management fees and total expenses paid by the Fund.

The Trustees considered the Investment Adviser’s undertakings to implement fee waivers and/or expense limitations. The Trustees noted that the Investment Adviser had agreed to waive a portion of its management fee in an amount equal to the aggregate management fees paid to the Investment Adviser as the investment adviser to the Fund’s wholly-owned subsidiaries.

In addition, the Trustees noted that shareholders are able to redeem their Fund shares at any time if shareholders believe that the Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

The Investment Adviser’s Profitability

The Trustees reviewed the Fund’s contribution to the Investment Adviser’s revenues and pre-tax profit margins. In this regard the Trustees noted that they had received, among other things, profitability analyses and summaries, revenue and expense

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Statement Regarding Basis for Approval of Management Agreement and Sub-Advisory Agreements (Unaudited) (continued)

schedules by Fund and by function (i.e., investment management, transfer agency, and distribution and service), and information on the Investment Adviser’s expense allocation methodology. They observed that the profitability and expense figures are substantially similar to those used by the Investment Adviser for many internal purposes, including compensation decisions among various business groups, and are thus subject to a vigorous internal debate about how certain revenue and expenses should be allocated. The Trustees also noted that the internal audit group within the Goldman Sachs organization periodically audits the expense allocation methodology and that the internal audit group was satisfied with the reasonableness, consistency, and accuracy of the Investment Adviser’s expense allocation methodology. Profitability data for the Fund was provided for 2020 and 2019, and the Trustees considered this information in relation to the Investment Adviser’s overall profitability.

Economies of Scale

The Trustees considered the information that had been provided regarding whether there have been economies of scale with respect to the management of the Fund. The Trustees also considered the breakpoints in the fee rate payable under the Management Agreement for the Fund at the following annual percentage rates of the average daily net assets of the Fund:

Average Daily Net Assets	Management Fee Annual Rate

First $2 billion	1.90%

Next $3 billion	1.80%

Next $3 billion	1.71%

Over $8 billion	1.68%

The Trustees noted that the breakpoints were designed to share potential economies of scale, if any, with the Fund and its shareholders as assets under management reach those asset levels. The Trustees considered the amounts of assets in the Fund; the Fund’s recent share purchase and redemption activity; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and their realized profits; information comparing fee rates charged by the Investment Adviser with fee rates charged to other funds in the peer group; and the Investment Adviser’s undertakings to waive a portion of its management fee and to limit certain expenses of the Fund that exceed a specified level. The Trustees also considered the relationship between the advisory and sub-advisory fee rate schedules. Upon reviewing these matters at the Annual Meeting, the Trustees concluded that the fee breakpoints represented a means of assuring that benefits of scalability, if any, would be passed along to shareholders at the specified asset levels.

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationships with the Fund, including: (a) transfer agency fees received by Goldman Sachs & Co. LLC (“Goldman Sachs”); (b) brokerage and futures commissions earned by Goldman Sachs for executing securities transactions (in its capacity as clearing broker) and futures transactions on behalf of the Fund; (c) the Investment Adviser’s ability to leverage the infrastructure designed to service the Fund on behalf of the Investment Adviser’s other clients; (d) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (e) Goldman Sachs’ retention of certain fees as Fund distributor; (f) the Investment Adviser’s ability to negotiate better pricing with the Fund’s custodian on behalf of its other clients, as a result of the relationship with the Fund; (g) the investment of cash and cash collateral in money market funds managed by the Investment Adviser that will result in increased assets under management for those money market funds; (h) the investment in exchange-traded funds (“ETFs”) managed by the Investment Adviser that will result in increased assets under management for those ETFs and may facilitate the development of the investment Adviser’s ETF advisory business; and (i) the possibility that the working relationship between the Investment Adviser and the Fund’s third-party service providers (including the Sub-Advisers) may cause those service providers to be more likely to do business with other areas of Goldman Sachs. In the course of considering the foregoing, the Independent Trustees requested and received further information quantifying certain of these fall-out benefits.

Other Benefits to the Fund and Its Shareholders

The Trustees also noted that the Fund receives certain other potential benefits as a result of its relationship with the Investment Adviser, including: (a) enhanced servicing from vendors due to the volume of business generated by the Investment Adviser and its affiliates; (b) the advantages received from the Investment Adviser’s knowledge and experience gained from managing other accounts and products; (c) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Fund because of the reputation of the Goldman Sachs organization; (d) the Fund’s access, through the Investment Adviser, to certain firm-wide resources (e.g., proprietary risk management systems and databases), subject to certain restrictions; and (e) access to certain affiliated distribution channels.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Statement Regarding Basis for Approval of Management Agreement and Sub-Advisory Agreements (Unaudited) (continued)

Conclusion

In connection with their consideration of the Management Agreement, the Trustees gave weight to various factors, but did not identify any particular factor as controlling their decision. After deliberation and consideration of the information provided, including the factors described above, the Trustees, including the Independent Trustees, unanimously concluded, in the exercise of their business judgment, that the investment management fees paid by the Fund were reasonable in light of the factors considered and that the Management Agreement, and the terms thereof, should be approved and continued with respect to the Fund until August 31, 2022.

Designated Sub-Advisory Agreements

Nature, Extent, and Quality of the Services Provided Under the Designated Sub-Advisory Agreements and Performance

In evaluating the Designated Sub-Advisory Agreements, the Trustees relied upon materials furnished and presentations made by the Investment Adviser and the Designated Sub-Advisers. In evaluating the nature, extent, and quality of services provided by each Designated Sub-Adviser, the Trustees considered information on the services provided to the Fund by each Designated Sub-Adviser, including information about each Designated Sub-Adviser’s (a) personnel and compensation structure; (b) track record in managing the Fund and, if applicable, other funds and/or accounts with investment strategies similar to those employed on behalf of the Fund; (c) policies and procedures in place to address potential conflicts of interest; and (d) compliance program and code of ethics. In this regard, they also considered assessments provided by the Investment Adviser of each Designated Sub-Adviser, the Designated Sub-Adviser’s investment strategies and personnel, and its compliance program. The Trustees also considered information regarding each Designated Sub-Adviser’s business continuity planning and remote operations in the current environment. The Trustees also reviewed the operations and investment performance of each Designated Sub-Adviser’s respective sleeve of the Fund since its inception, including a comparison of each Designated Sub-Adviser to relevant benchmark indices based on various metrics, including realized beta, excess return, alpha, and volatility.

Costs of Services Provided

The Trustees reviewed the terms of each Designated Sub-Advisory Agreement, including the schedule of fees payable to the Designated Sub-Advisers. They considered any breakpoints in the sub-advisory fee rate payable under each Designated Sub-Advisory Agreement. The Trustees noted that the compensation paid to each Designated Sub-Adviser is paid by the Investment Adviser, not by the Fund, and that the retention of the Designated Sub-Advisers does not directly increase the fees incurred by the Fund for advisory services. They considered the Investment Adviser’s belief that the relationship between the management fees paid by the Fund and the sub-advisory fees paid by the Investment Adviser is appropriate given the level of services the Investment Adviser provides to the Fund and significant differences in cost drivers and risks associated with the respective services offered by the Investment Adviser and each Designated Sub-Adviser. They also considered the management fee waivers and expense limitations that substantially reduce the fees retained by the Investment Adviser. The Trustees considered that certain Designated Sub-Advisers had agreed to reduce their sub-advisory fee rate. The Trustees reviewed the blended average of all sub-advisory fees paid by the Investment Adviser with respect to the Fund in light of the overall management fee paid by the Fund.

Conclusion

In connection with their consideration of the Designated Sub-Advisory Agreements, the Trustees gave weight to various factors, but did not identify any particular factor as controlling their decision. After deliberation and consideration of the information provided, including the factors described above, the Trustees, including the Independent Trustees, unanimously concluded, in the exercise of their business judgment, that the sub-advisory fees paid by the Investment Adviser to each Designated Sub-Adviser were reasonable in light of the factors considered, and that each Designated Sub-Advisory Agreement should be approved and continued until August 31, 2022.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Trustees and Officers (Unaudited)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

Cheryl K. Beebe Age: 65	Chair of the Board of Trustees	Since 2017 (Trustee since 2015)	Ms. Beebe is retired. She is Director, Packaging Corporation of America (2008-Present); Director, The Mosaic Company (2019-Present); Director, HanesBrands Inc. (2020-Present); and was formerly Director, Convergys Corporation (a global leader in customer experience outsourcing) (2015-2018); and formerly held the position of Executive Vice President, (2010-2014); and Chief Financial Officer, Ingredion, Inc. (a leading global ingredient solutions company) (2004-2014). Chair of the Board of Trustees — Goldman Sachs Trust II.	18	Packaging Corporation of America (producer of container board); The Mosaic Company (producer of phosphate and potash fertilizer); HanesBrands Inc. (a multinational clothing company)

Lawrence Hughes Age: 63	Trustee	Since 2016	Mr. Hughes is retired. Formerly, he held senior management positions with BNY Mellon Wealth Management, a division of The Bank of New York Mellon Corporation (a financial services company) (1991-2015), most recently as Chief Executive Officer (2010-2015). He serves as a Member of the Board of Directors, (2012-Present) and formerly served as Chairman (2012-2019), Ellis Memorial and Eldredge House (a not-for-profit organization). Previously, Mr. Hughes served as an Advisory Board Member of Goldman Sachs Trust II (February 2016-April 2016). Trustee — Goldman Sachs Trust II.	18	None

John F. Killian Age: 66	Trustee	Since 2015	Mr. Killian is retired. He is Director, Consolidated Edison, Inc. (2007-Present); Director, Houghton Mifflin Harcourt Publishing Company (2011-Present); and formerly held senior management positions with Verizon Communications, Inc., including Executive Vice President and Chief Financial Officer (2009-2010); and President, Verizon Business, Verizon Communications, Inc. (2005-2009). Trustee — Goldman Sachs Trust II.	18	Consolidated Edison, Inc. (a utility holding company); Houghton Mifflin Harcourt Publishing Company

Steven D. Krichmar Age: 63	Trustee	Since 2018	Mr. Krichmar is retired. Formerly, he held senior management and governance positions with Putnam Investments, LLC, a financial services company (2001-2016). He was most recently Chief of Operations and a member of the Operating Committee of Putnam Investments, LLC and Principal Financial Officer of The Putnam Funds. Previously, Mr. Krichmar served as an Audit Partner with PricewaterhouseCoopers LLP and its predecessor company (1990-2001). Trustee — Goldman Sachs Trust II.	18	None

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Trustees and Officers (Unaudited) (continued)

Interested Trustee*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

James A. McNamara Age: 59	President and Trustee	Since 2012	Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998). President and Trustee — Goldman Sachs Trust II; Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.	18	None

*	Mr. McNamara is considered to be an “Interested Trustee” because he holds positions with Goldman Sachs and owns securities issued by The Goldman Sachs Group, Inc. He holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus. Information is provided as of October 31, 2021.
[2]	Subject to such policies as may be adopted by the Board from time-to-time, each Trustee holds office for an indefinite term, until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board or shareholders, in accordance with the Trust’s Declaration of Trust; or (c) the termination of the Trust. The Board has adopted policies which provide that (a) no Trustee shall hold office for more than 15 years and (b) a Trustee shall retire as of December 31st of the calendar year in which he or she reaches his or her 74th birthday, unless a waiver of such requirements shall have been adopted by a majority of the other Trustees. These policies may be changed by the Trustees without shareholder vote.
[3]	The Goldman Sachs Fund Complex includes certain other companies listed above for each respective Trustee. As of October 31, 2021, Goldman Sachs Trust II consisted of 18 portfolios (16 of which offered shares to the public); Goldman Sachs Trust consisted of 92 portfolios (90 of which offered shares to the public); Goldman Sachs Variable Insurance Trust consisted of 17 portfolios (13 of which offered shares to the public); Goldman Sachs ETF Trust consisted of 38 portfolios (21 of which offered shares to the public); and Goldman Sachs MLP and Energy Renaissance Fund, Goldman Sachs Credit Income Fund and Goldman Sachs Real Estate Diversified Income Fund each consisted of one portfolio. Goldman Sachs Credit Income Fund did not offer shares to the public.
[4]	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Fund’s Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-526-7384.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years

James A. McNamara 200 West Street New York, NY 10282 Age: 59	Trustee and President	Since 2012

Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President and Trustee — Goldman Sachs Trust II; Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Caroline L. Kraus 200 West Street New York, NY 10282 Age: 44	Secretary	Since 2012

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (August 2006-December 2015); Senior Counsel, Goldman Sachs (January 2020–Present); Associate General Counsel, Goldman Sachs (2012-December 2019); Assistant General Counsel, Goldman Sachs (August 2006-December 2011); and Associate, Weil, Gotshal & Manges, LLP (2002-2006).

Secretary — Goldman Sachs Trust II; Goldman Sachs Trust (previously Assistant Secretary (2012)); Goldman Sachs Variable Insurance Trust (previously Assistant Secretary (2012)); Goldman Sachs BDC, Inc.; Goldman Sachs Private Middle Market Credit LLC; Goldman Sachs Private Middle Market Credit II LLC; Goldman Sachs Middle Market Lending Corp.; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Joseph F. DiMaria 30 Hudson Street Jersey City, NJ 07302 Age: 53	Treasurer, Principal Financial Officer and Principal Accounting Officer	Since 2017 (Treasurer and Principal Financial Officer Since 2019)

Managing Director, Goldman Sachs (November 2015-Present) and Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC (May 2010-October 2015).

Treasurer, Principal Financial Officer and Principal Accounting Officer — Goldman Sachs Trust II (previously Assistant Treasurer (2017)); Goldman Sachs Trust (previously Assistant Treasurer (2016)); Goldman Sachs Variable Insurance Trust (previously Assistant Treasurer (2016)); Goldman Sachs MLP and Energy Renaissance Fund (previously Assistant Treasurer (2017)); Goldman Sachs ETF Trust (previously Assistant Treasurer (2017)); Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Fund’s Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-526-7384.
[1]	Information is provided as of October 31, 2021.
[2]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Asset Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $2.14 trillion in assets under supervision as of September 30, 2021, Goldman Sachs Asset Management has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. Goldman Sachs Asset Management leverages the resources of Goldman Sachs & Co. LLC subject to legal, internal and regulatory restrictions.

Money Market

Financial Square FundsSM

∎	Financial Square Treasury Solutions Fund[1]
∎	Financial Square Government Fund[1]
∎	Financial Square Money Market Fund[2]
∎	Financial Square Prime Obligations Fund[2]
∎	Financial Square Treasury Instruments Fund[1]
∎	Financial Square Treasury Obligations Fund[1]
∎	Financial Square Federal Instruments Fund[1]

Investor FundsSM

∎	Investor Money Market Fund[3]
∎	Investor Tax-Exempt Money Market Fund[3]

Fixed Income

Short Duration and Government

∎	Enhanced Income Fund
∎	High Quality Floating Rate Fund
∎	Short-Term Conservative Income Fund
∎	Short Duration Government Fund
∎	Short Duration Bond Fund[4]
∎	Government Income Fund
∎	Inflation Protected Securities Fund

Multi-Sector

∎	Bond Fund
∎	Core Fixed Income Fund
∎	Global Core Fixed Income Fund
∎	Income Fund
∎	Strategic Income Fund

Municipal and Tax-Free

∎	High Yield Municipal Fund
∎	Dynamic Municipal Income Fund
∎	Short Duration Tax-Free Fund
∎	Municipal Income Completion Fund

Single Sector

∎	Investment Grade Credit Fund
∎	U.S. Mortgages Fund
∎	High Yield Fund
∎	High Yield Floating Rate Fund
∎	Emerging Markets Debt Fund
∎	Local Emerging Markets Debt Fund

Fixed Income Alternatives

∎	Long Short Credit Strategies Fund

Fundamental Equity

∎	Equity Income Fund
∎	Small Cap Growth Fund
∎	Small Cap Value Fund
∎	Small/Mid Cap Value Fund
∎	Mid Cap Value Fund
∎	Large Cap Value Fund
∎	Focused Value Fund
∎	Capital Growth Fund
∎	Strategic Growth Fund
∎	Small/Mid Cap Growth Fund
∎	Flexible Cap Fund
∎	Concentrated Growth Fund
∎	Technology Opportunities Fund
∎	Growth Opportunities Fund
∎	Rising Dividend Growth Fund
∎	U.S. Equity ESG Fund
∎	Income Builder Fund

Tax-Advantaged Equity

∎	U.S. Tax-Managed Equity Fund
∎	International Tax-Managed Equity Fund
∎	U.S. Equity Dividend and Premium Fund
∎	International Equity Dividend and Premium Fund

Equity Insights

∎	Small Cap Equity Insights Fund
∎	U.S. Equity Insights Fund
∎	Small Cap Growth Insights Fund
∎	Large Cap Growth Insights Fund
∎	Large Cap Value Insights Fund
∎	Small Cap Value Insights Fund
∎	International Small Cap Insights Fund
∎	International Equity Insights Fund
∎	Emerging Markets Equity Insights Fund

Fundamental Equity International

∎	International Equity Income Fund
∎	International Equity ESG Fund
∎	China Equity Fund
∎	Emerging Markets Equity Fund
∎	ESG Emerging Markets Equity Fund

Alternative

∎	Real Estate Securities Fund
∎	International Real Estate Securities Fund
∎	Commodity Strategy Fund
∎	Global Real Estate Securities Fund
∎	Alternative Premia Fund
∎	Absolute Return Tracker Fund
∎	Managed Futures Strategy Fund
∎	MLP Energy Infrastructure Fund
∎	Energy Infrastructure Fund
∎	Multi-Manager Alternatives Fund
∎	Global Infrastructure Fund
∎	Clean Energy Income Fund
∎	Defensive Equity Fund

Total Portfolio Solutions

∎	Global Managed Beta Fund
∎	Multi-Manager Non-Core Fixed Income Fund
∎	Multi-Manager Global Equity Fund
∎	Multi-Manager International Equity Fund
∎	Tactical Tilt Overlay Fund
∎	Balanced Strategy Portfolio
∎	Multi-Manager U.S. Small Cap Equity Fund
∎	Multi-Manager Real Assets Strategy Fund
∎	Growth and Income Strategy Portfolio
∎	Growth Strategy Portfolio
∎	Dynamic Global Equity Fund
∎	Satellite Strategies Portfolio
∎	Enhanced Dividend Global Equity Portfolio
∎	Tax-Advantaged Global Equity Portfolio
∎	Strategic Factor Allocation Fund
∎	Strategic Volatility Premium Fund
∎	Target Date Retirement Portfolio
∎	Target Date 2025 Portfolio
∎	Target Date 2030 Portfolio
∎	Target Date 2035 Portfolio
∎	Target Date 2040 Portfolio
∎	Target Date 2045 Portfolio
∎	Target Date 2050 Portfolio
∎	Target Date 2055 Portfolio
∎	Target Date 2060 Portfolio
∎	GQG Partners International Opportunities Fund

[1]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[2]	You could lose money by investing in the Fund. Because the share price of the Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[3]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[4]	Effective after the close of business on July 29, 2021, the Goldman Sachs Short Duration Income Fund was renamed the Goldman Sachs Short Duration Bond Fund.
*	This list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn about our closed-end funds and exchange-traded funds.

TRUSTEES Cheryl K. Beebe, Chair Lawrence Hughes Linda A. Lang* Michael Latham* John F. Killian Steven D. Krichmar Lawrence W. Stranghoener* James A. McNamara * Effective December 3, 2021.	OFFICERS James A. McNamara, President Joseph F. DiMaria, Principal Financial Officer, Principal Accounting Officer and Treasurer Caroline L. Kraus, Secretary

GOLDMAN SACHS & CO. LLC Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P. 200 West Street, New York, New York 10282

The reports concerning the Fund included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Fund in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Fund, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Fund. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (I) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (II) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.

The Fund will file its portfolio holdings for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be made available on the SEC’s web site at http://www.sec.gov. Portfolio holdings information may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Fund holdings and allocations shown are unaudited, and may not be representative of current or future investments. Fund holdings and allocations may not include the Fund’s entire investment portfolio, which may change at any time. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

Economic and market forecasts presented herein reflect our judgment as of the date of this presentation and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk. Past correlations are not indicative of future correlations, which may vary.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider the Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about the Fund and may be obtained from your authorized dealer or from Goldman Sachs & Co. LLC by calling (retail –1-800-526-7384) (institutional – 1-800-621-2550).

© 2021 Goldman Sachs. All rights reserved. 263297-OTU-1529201 MMALTAR-21

Goldman Sachs Funds

Annual Report	October 31, 2021

Strategic Multi-Asset Class Funds
Multi-Manager Global Equity
Multi-Manager Non-Core Fixed Income
Multi-Manager Real Assets Strategy

Goldman Sachs Strategic

Multi-Asset Class Funds

∎	MULTI-MANAGER GLOBAL EQUITY

∎	MULTI-MANAGER NON-CORE FIXED INCOME

∎	MULTI-MANAGER REAL ASSETS STRATEGY

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

MARKET REVIEW

Goldman Sachs Strategic Multi-Asset Class Funds

Market Review

The capital markets produced strongly positive returns during the Reporting Period, driven by an economic rebound from the depths of the COVID-19 pandemic as well as by continued historic fiscal stimulus and ongoing accommodative monetary policies from central banks and governments around the world.

In the global equity markets, the Reporting Period started off on a strong note, with the MSCI All Country World Index (“MSCI ACWI”) Investable Market Index gaining approximately 18% in November and December 2020 overall. During those two months, global equities advanced on news that highly effective COVID-19 vaccines had been produced and would soon roll out to the public. Also, the U.S. saw the election of a new President, removing some political uncertainty. Moving into 2021, global equity markets continued to perform well. In the first and second calendar quarters, global equities, as represented by the MSCI ACWI Investable Market Index, rose approximately 5% and 7%, respectively. The MSCI ACWI Investable Market Index fell back slightly in the third quarter, declining about 1%, and then rebounded about 5% during October to finish the Reporting Period with a gain of approximately 38% overall. Volatility was generally low during the Reporting Period as a whole, driven by the ebb and flow of COVID-19 cases as well as by market reaction to fiscal and monetary stimulus. Fiscal stimulus remained robust, with the U.S. federal government authorizing in March 2021 $1.9 trillion of additional COVID-19 relief spending and investors anticipating further spending for infrastructure and social programs. As for monetary policy, the U.S. Federal Reserve (the “Fed”) kept short-term interest rates near historic lows during the Reporting Period. Fed policymakers also signaled they might soon begin tapering the Fed’s asset purchase program and could later raise interest rates, which led to modest short-term market volatility, mainly among information technology stocks and other long-duration growth stocks that generally benefit from a low rate environment. (Long-duration stocks are those that tend to deliver a higher proportion of their cash flows in the distant future.) Although growth stocks advanced during the Reporting Period, they lagged value stocks, which did comparatively better amid the cyclical economic recovery from the COVID-19 crisis. Energy and financials stocks were particularly strong, as demand for energy rebounded sharply and supply constraints drove prices higher, especially in the latter part of the Reporting Period. Demand for physical goods was robust and supply chains were strained, contributing to an annualized inflation rate of 6.2% — the highest since November 1990. Concerns about inflation and corresponding wage increases weighed on market sentiment, as many investors focused on the Fed’s monetary policy, but in the end, these pressures did not keep the markets from trending higher. During the Reporting Period overall, developed markets equities were especially strong, with U.S. stock returns edging out those of developed European and Asian equities. The performance of emerging markets stocks was also robust, though more muted than that of developed market stocks, mainly due to a decline in the Chinese equity market. Worries about China’s economic growth, the strength of corporate balance sheets and the increasing involvement of the Chinese government in the private sector dampened investor sentiment.

Credit markets broadly rallied during the Reporting Period amid positive news about the effectiveness of COVID-19 vaccines and the conclusion of U.S. elections. They were further supported by robust global economic growth, health of the consumer balance sheet, additional fiscal and monetary stimulus, improving investor sentiment and strong company financial results. That said, credit markets experienced some measure of volatility during the Reporting Period due to the waning effects of fiscal and monetary stimulus, investors’ worries about inflation and disruptions to the global supply chain. High yield corporate bonds outperformed all other fixed income sectors during the Reporting Period, driven by lower-rated credits — particularly CCC-rated bonds — and the energy sector, which benefited from rising commodity prices. In this environment, high yield credit spreads tightened, and yields within the broad high yield corporate bond market compressed. (Credit spreads are yield differentials between corporate bonds and U.S. Treasury securities of comparable maturity.) Leveraged loans, especially lower-rated loans, also performed strongly, fueled by robust investor demand for floating rate assets as well as declining default rate expectations. Within the emerging markets, U.S. dollar-denominated debt outperformed local currency-denominated debt due to the strength of the U.S. dollar. The U.S. dollar was supported during the Reporting Period by strong U.S. economic growth and higher U.S. interest rates. As for investment grade corporate bonds, they lagged these fixed income sectors, primarily because of their longer duration profile as U.S. interest rates rose. (Duration is a measure of bonds’ sensitivity to changes in interest rates.) However, investment grade credit spreads remained near historical tights during the Reporting Period because of robust investor demand for investment grade corporate bonds.

Global real estate securities performed strongly during the Reporting Period overall and outperformed the broader global equity markets. Following significant challenges for the asset class in early 2020 due to the COVID-19 pandemic, performance rebounded

1

MARKET REVIEW

substantially during the Reporting Period, starting in November 2020, as news of promising COVID-19 vaccines drove confidence in a near-term economic reopening. Among the best performers in the early part of the Reporting Period were property types, such as malls, shopping centers, offices and hotels, with business models dependent on foot traffic that had been disproportionately hurt by COVID-19 lockdown measures. Health care real estate investment trusts (“REITs”) also performed strongly, reflecting a rebound in the senior housing segment, which had been significantly impacted by the COVID-19 health crisis. Less COVID-19-sensitive property types, such as industrial properties, single family housing rentals, data centers and self-storage REITs, which had experienced secular growth tailwinds even before the pandemic, notched gains but lagged the broader recovery among global real estate securities in the early part of the Reporting Period. During the Reporting Period overall, property types with secular growth tailwinds, including industrial, self-storage and residential REITs, outperformed. Retail REITs also did well, outpacing other cyclically-sensitive property types. Conversely, hotel, diversified, office and health care REITs performed the worst during the Reporting Period as a whole. Regionally, North American real estate securities performed the strongest, while Asia Pacific real estate securities performed the weakest.

Global infrastructure securities performed strongly during the Reporting Period but trailed the broader global equity market. Sector and industry-level dispersion remained elevated, as positive COVID-19 vaccine news in November 2020 drove a rebound in the more cyclically-sensitive areas of the global infrastructure market, such as North American midstream energy and certain industrials (e.g., airports, marine ports, and construction and engineering). (The midstream component of the energy industry is usually defined as those companies providing products or services that help link the supply side, i.e., energy producers, and the demand side, i.e., energy end-users, for any type of energy commodity. Such midstream businesses can include, but are not limited to, those that process, store, market and transport various energy commodities.) Meanwhile, more traditionally defensive sectors, notably utilities, underperformed the broader global infrastructure market during the Reporting Period. Digitally-oriented infrastructure sectors (e.g., cell towers and U.S. and European data centers) also lagged but continued to exhibit strong returns on an absolute basis because of secular industry tailwinds. Within midstream energy, companies that performed particularly well during the Reporting Period overall were generally those with business models sensitive to commodity prices or those focused on natural gas transportation or export activities. The latter group benefited from a spike in natural gas prices due to significant global demand and constrained supply in Europe and Asia heading into winter. Regionally, North American infrastructure securities, which constitute the majority of the investable opportunity set among listed infrastructure securities, and Latin American infrastructure securities were the strongest performing market segments during the Reporting Period overall. Asia (ex-Japan) and the U.K. lagged but still experienced strong absolute performance. Europe (ex-U.K.) performed roughly in line with the broad global infrastructure market during the Reporting Period, while Japan experienced negative absolute performance.

Looking Ahead

At the end of the Reporting Period, we believed inflation, its effects on central bank monetary policy and the potential for additional fiscal stimulus were major items to watch in the short to medium term. The debate over whether recent higher inflation would be transitory or more structural was likely to continue, in our view, with important ramifications for Fed monetary policy and interest rates. Additionally, key initiatives for physical infrastructure and social programs were pending in the U.S. Congress, with the potential for historic levels of additional stimulative spending. (In November 2021, after the end of the Reporting Period, a $1 trillion bipartisan infrastructure bill was passed by Congress and signed into law by the President.) Although such spending was likely to affect the U.S. deficit and national debt, we believed the capital markets would digest the impact. Lastly, while COVID-19 cases were broadly trending lower at the end of the Reporting Period amid higher vaccination rates, we expected the market to remain mindful of the pandemic, especially the potential for new variants, which, among other factors, could cause medical caseloads to grow once again.

2

PORTFOLIO RESULTS

Goldman Sachs Multi-Manager

Global Equity Fund

Investment Objective

The Fund seeks to provide long-term capital growth.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Multi-Asset Solutions (“MAS”) Group (formerly, the Goldman Sachs Global Portfolio Solutions Group) and the Goldman Sachs Alternative Investments & Manager Selection (“AIMS”) Group discuss the Goldman Sachs Multi-Manager Global Equity Fund’s (the “Fund”) performance and positioning for 12-month period ended October 31, 2021 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class R6 Shares generated an average annual total return of 42.93%. This return compares to the 38.33% average annual total return of the Fund’s benchmark, the MSCI All Country World Index Investable Market Index (“MSCI ACWI IMI”) (Net, USD, 50% Non-U.S. Developed Hedged to USD) (the “Index”), during the same time period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund uses a multi-manager approach and generally seeks to achieve its investment objective by dynamically allocating its assets among unaffiliated investment managers (“Underlying Managers”) that employ a mix of international, global and U.S.-focused equity investment strategies. The MAS Group is responsible for the Fund’s asset allocation, wherein it applies a risk-based approach that draws from both fundamental and quantitative disciplines with the intention of dynamically accessing a diversified set of risks and returns in a market cycle aware manner. The AIMS Group is responsible for making recommendations with respect to hiring, terminating or replacing the Fund’s Underlying Managers and applying a multifaceted process for manager due diligence, portfolio construction and risk management. The MAS Group also provides certain risk management services to the Fund.

During the Reporting Period, the Fund generated a positive absolute return and outperformed the Index. The Fund’s relative outperformance can be attributed to the performance of the Fund’s Underlying Managers overall. Strategic asset allocation also outperformed the Index during the Reporting Period.

At various points during the Reporting Period, the Fund had capital allocated to 12 Underlying Managers — Axiom International Investors LLC (“Axiom”); Boston Partners Global Investors, Inc. (“Boston Partners”), Causeway Capital Management LLC (“Causeway”), DWS Investment Management Americas, Inc. (“DIMA”), GW&K Investment Management, LLC (“GW&K”), Massachusetts Financial Services Company, doing business as MFS Investment Management, (“MFS”), Principal Global Investors, LLC (“Principal”); Vaughan Nelson Investment Management, L.P. (“Vaughan Nelson”), Vulcan Value Partners, LLC (“Vulcan”), WCM Investment Management (“WCM”) and Wellington Management Company LLP (“Wellington”).

These 11 Underlying Managers represented five market segments across global equity as part of the Fund’s top-level strategy allocation — U.S. large cap (QMA, Vaughan Nelson and Vulcan); Europe, Australasia and Far East (“EAFE”) large cap (Causeway, MFS and WCM); U.S. small cap (Boston Partners and GW&K); EAFE small cap (Principal); and emerging markets (Axiom and Wellington). DIMA managed a diversified beta strategy for the Fund throughout the Reporting Period.

Of the 11 Underlying Managers with allocated capital for the entire Reporting Period, nine generated positive absolute returns and two generated negative absolute returns during the Reporting Period. QMA generated a positive absolute return from the beginning of the Reporting Period until September 24, 2021, when it was removed as an Underlying Manager of the Fund.

On a relative basis, seven Underlying Managers outperformed their respective benchmark indices and four underperformed their respective benchmark indices during the Reporting Period. QMA modestly outperformed its benchmark index between the beginning of the Reporting

3

PORTFOLIO RESULTS

Period and September 24, 2021, when it was removed as an Underlying Manager for the Fund.

During the Reporting Period, the MAS Group managed a passive currency overlay, which is designed to hedge exposure to non-U.S. currencies by selling the currencies in which the Fund’s equity securities are traded and investing in the U.S. dollar. The currency overlay seeks to minimize unintended currency exposures for the Fund. Also, in connection with the risk management services it provides, the MAS Group maintained passive equity exposure to the Fund in order to keep the Fund’s beta closer to that of the Index. (Beta refers to the component of the returns that is attributable market risk exposure, rather than manager skill.)

The Fund’s performance relative to the Index was aided by manager selection, which contributed positively to returns overall during the Reporting Period. The most significant outperformance during the Reporting Period came from Underlying Managers with an international focus, including EAFE large-cap value manager Causeway and EAFE large-cap core-oriented manager MFS, both of which outperformed the MSCI EAFE Index, in addition to EAFE large-cap growth manager WCM, which outperformed the MSCI ACWI ex USA Index. Also adding to the Fund’s relative outperformance were Underlying Mangers with a dynamic approach, including U.S. large-cap managers Vaughan Nelson and Vulcan, both of which outpaced the S&P 500® Index. These positive results were partially offset by Underlying Managers with a small-cap focus, including EAFE small-cap manager Principal, which underperformed the MSCI World ex USA Small Cap Index, and U.S. small-cap value manager Boston Partners, which underperformed the Russell 2000® Value Index, during the Reporting Period.

Strategic asset allocation, which reflects a longer-term perspective to diversify and invest across global equity markets, outperformed the Index during the Reporting Period. This outperformance was due to the Fund’s overweight positions relative to the Index in U.S. and EAFE small-cap equities versus its underweight in U.S. large-cap equities. U.S. and EAFE small-cap equities outpaced their large-cap counterparts during the Reporting Period, benefiting from news in late 2020 of effective COVID-19 vaccines and the increasing number of vaccinations throughout the first ten months of 2021. (Small-cap companies had been more severely affected by the spread of COVID-19 than large-cap companies during 2020.) These positive results were offset somewhat by the Fund’s overweight in EAFE large-cap equities versus its underweight in U.S. large-cap equities, which detracted from performance. During the Reporting Period, U.S. large-cap equities outperformed EAFE large-cap equities, as the U.S. economy staged a strong recovery from the effects of the COVID-19 pandemic, even as variants emerged in winter 2020 and summer 2021. Additional factors supporting U.S. large-cap equities were the U.S. Federal Reserve’s continued accommodative monetary policy, ongoing fiscal support from global governments and a strong rally in U.S. large-cap cyclical stocks.

Q	Which global equity asset classes most significantly affected Fund performance?

A	In U.S. large cap, which we measure relative to the S&P 500® Index, Underlying Manager Vulcan outperformed the benchmark index because of strong stock selection within the financials and health care sectors. Underlying Manager Vaughan Nelson also outperformed the benchmark index, largely due to strong stock selection in health care and information technology. As for Underlying Manager QMA, it modestly outperformed the benchmark index between the beginning of the Reporting Period through September 24, 2021, when it was removed as an Underlying Manager of the Fund. QMA’s relative outperformance was driven by exposure to the value factor, with exposure to the quality and growth factors also contributing positively.

In U.S. small cap, Boston Partners, the value-oriented Underlying Manager, underperformed the Russell 2000® Value Index because of weak stock selection in the consumer discretionary and energy sectors. Underlying Manager GW&K outperformed the Russell 2000® Index due to strong stock selection in the health care and information technology sectors.

In EAFE large cap, Underlying Manager WCM outperformed its benchmark index, the MSCI ACWI ex USA Index, due to strong security selection within the information technology and health care sectors. Underlying Manager MFS outperformed its benchmark index, the MSCI EAFE Index, because of effective stock selection in the consumer discretionary sector. Regionally, an underweight allocation to and stock selection in Japan added to relative returns. Underlying Manager Causeway outperformed its benchmark index, the MSCI EAFE Index, as a result of strong stock selection in the financials and industrials sectors. These positive results were offset slightly by weak stock selection in the information technology sector, which detracted from relative performance.

4

PORTFOLIO RESULTS

In EAFE small cap, Underlying Manager Principal underperformed its benchmark index, the MSCI World ex USA Small Cap Index, because of weak stock selection within the consumer discretionary and industrials sectors. On a regional basis, stock selection in continental Europe and developed Asia (ex-Japan) also detracted from relative returns.

In emerging markets, which we measure relative to the MSCI Emerging Markets Index, Underlying Manager Wellington outperformed, with positive contributions from the momentum factor, including both short-term and long-term signals, and the value factor, including both the pure value and fair value signals. Conversely, the quality theme detracted from results. Underlying Manager Axiom underperformed the benchmark index due to an underweight position and weak stock selection in the financials and materials sectors. These negative results were partially offset by an overweight position and strong stock selection in information technology and industrials, which added value. Regionally, stock selection in Latin America detracted from relative performance, while effective stock selection in emerging Asia contributed positively.

Diversified beta manager DIMA underperformed its benchmark index, the MSCI World Index, as a result of exposure to both momentum and low volatility factors, both of which struggled in the 2021 calendar year to date through October 31. These negative results were offset somewhat by exposure to the value factor, which performed strongly during the Reporting Period.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, the MAS Group managed a passive currency overlay that sought to minimize unintended currency exposures for the Fund. As part of this currency overlay, the MAS Group used forward foreign currency exchange contracts, which had a positive impact on performance. The MAS Group also used equity futures within the Fund’s U.S. large-cap equity allocation in an effort to maintain target exposure relative to the Index and to facilitate the capital required for the currency overlay. This had a positive impact on the Fund’s performance. In addition, during the Reporting Period, the Fund employed equity futures to equitize its cash holdings and manage investment inflows. The use of equity futures for this purpose did not have a meaningful impact of the Fund’s performance. Underlying Manager QMA used equity index futures to manage exposure and tracking error relative to its respective benchmark indices during certain market events, such as dividend accrual periods or small corporate actions. QMA’s use of equity index futures had a neutral impact on the Fund’s performance. Other Underlying Managers employed rights and warrants to implement their strategies. The use of rights and warrants did not have a material impact on the Fund’s performance during the Reporting Period overall.

Q	Were there any notable changes in the Fund’s allocations during the Reporting Period?

A	In January 2021, we increased the Fund’s equity beta by increasing its allocations to U.S. large-cap equities and U.S. and EAFE small-cap equities.

During September 2021, QMA was removed as an Underlying Manager of the Fund because of our concerns about senior personnel turnover, the potential of business distractions and whether QMA would be able to meet our return expectations going forward. Also in September, we added a Fund position in the Vanguard S&P 500 ETF. This passive ETF seeks to track the investment results of the S&P 500® Index, which measures the performance of large-cap stocks.

Regarding the Fund’s strategic asset allocation, the Fund’s assets were allocated at the beginning of the Reporting Period 46.2% to U.S. large cap, 29.6% to EAFE large cap, 6.4% to U.S. small cap, 4.8% to EAFE small cap and 12.7% to emerging markets, with the remainder in cash and cash equivalents. At the end of the Reporting Period, the Fund’s assets were allocated 50.7% to U.S. large cap, 28.1% to EAFE large cap, 7.5% to U.S. small cap, 5.1% to EAFE small cap, 11.9% to emerging markets and 0.4% to cash and cash equivalents. This sector breakout is inclusive of derivative exposure across all asset classes.

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A	Effective February 3, 2021, Kate El-Hillow no longer served as a portfolio manager for the Fund, and Siwen Wu became a portfolio manager for the Fund. By design, all investment decisions for the Fund are performed within a team structure, with multiple subject matter experts. This strategic decision making has been the cornerstone of our approach and ensures continuity in the Fund. At the end of the Reporting Period, Neill Nuttall, Betsy Gorton and Siwen Wu were portfolio managers for the Fund.

5

PORTFOLIO RESULTS

Q	What is the Fund’s tactical view and strategy for the months ahead?

A	Overall, we intend to continue to position the Fund in alignment with our longer-term strategic views within the equity complex as a complement to additional strategic market exposures. We further intend to continue to monitor allocations and Underlying Manager performance as we seek to generate long-term capital growth.

6

FUND BASICS

Multi-Manager Global Equity Fund

as of October 31, 2021

TOP TEN HOLDINGS AS OF 10/31/21[1,2]

Holding	% of Net Assets	Line of Business

Vanguard S&P 500 ETF	10.1%	Exchange Traded Funds
iShares MSCI USA Multifactor ETF	4.0	Exchange Traded Funds
iShares MSCI International Multifactor ETF	2.0	Exchange Traded Funds
Microsoft Corp.	1.7	Software
Amazon.com, Inc.	1.4	Internet & Direct Marketing Retail
NVIDIA Corp.	1.4	Semiconductors & Semiconductor Equipment
Mastercard, Inc. Class A	1.3	IT Services
Meta Platforms, Inc. Class-A	1.3	Interactive Media & Services
Alphabet, Inc. Class A	1.1	Interactive Media & Services
Apple, Inc.	1.1	Technology Hardware, Storage & Peripherals

[1]	The top 10 holdings may not be representative of the Fund’s future investments.

[2]	The Fund’s overall top 10 holdings differ from the table above due to the exclusion of the Goldman Sachs Financial Square Government Fund, which represents approximately 6.5% of the Fund’s net assets as of 10/31/21.

FUND COMPOSITION[3]

[3]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Figures in the graph may not sum to 100% due to the exclusion of other assets and liabilities. Underlying compositions of exchange traded funds and investment companies held by the Fund are not reflected in the graph above. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

7

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Performance Summary

October 31, 2021

The following graph shows the value, as of October 31, 2021, of a $1,000,000 investment made on June 24, 2015 (commencement of operations) in Class R6 Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the MSCI ACWI IMI (Net, USD, 50% Non-U.S. Developed Hedged to USD) is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Goldman Sachs Multi-Manager Global Equity Fund’s Lifetime Performance

Performance of a $1,000,000 Investment, with distributions reinvested, from June 24, 2015 through October 31, 2021.

Average Annual Total Return through October 31, 2021	One Year	Five Years	Since Inception
Class R6 (Commenced June 24, 2015)*	42.93%	13.91%	9.95%

*	Effective January 16, 2018, Institutional Shares were redesignated as Class R6 Shares. These returns assume reinvestment of all distributions at NAV. Because Class R6 Shares do not involve a sales charge, such a charge is not applied to their Average Annual Total Returns.

8

PORTFOLIO RESULTS

Goldman Sachs Multi-Manager Non-Core Fixed Income Fund

Investment Objective

The Fund seeks a total return consisting of income and capital appreciation.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Multi-Asset Solutions (“MAS”) Group (formerly, the Goldman Sachs Global Portfolio Solutions Group) and the Goldman Sachs Alternative Investments & Manager Selection (“AIMS”) Group discuss the Goldman Sachs Multi-Manager Non-Core Fixed Income Fund’s (the “Fund”) performance and positioning for 12-month period ended October 31, 2021 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class R6 Shares generated an average annual total return of 7.47%. This return compares to the 6.09% average annual total return of the Fund’s benchmark, the Multi-Manager Non-Core Fixed Income Composite Dynamic Index (the “Index”), during the same time period.

The Index is comprised of the Bloomberg Global High Yield Corporate Index (Gross, USD, Unhedged) (the “Bloomberg Index”), the Credit Suisse Leveraged Loan Index (Gross, USD, Unhedged) (the “Credit Suisse Index”), the J.P. Morgan Emerging Market Bond Index (“EMBISM”) Global Diversified Index (Gross, USD, Unhedged) (the “J.P. Morgan EMBISM Index”) and the J.P. Morgan Government Bond Index — Emerging Markets (“GBI-EMSM”) Global Diversified Index (Gross, USD, Unhedged) (the “J.P. Morgan GBI-EMSM Index”), which are weighted in accordance with the relative market capitalizations of each constituent index (as determined by the constituent index providers) as of the last business day of the previous calendar year. During the Reporting Period, the Bloomberg Index, the Credit Suisse Index, the J.P. Morgan EMBISM Index and the J.P. Morgan GBI-EMSM Index returned 8.83%, 8.51%, 4.41% and 0.84%, respectively.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund uses a multi-manager approach and generally seeks to achieve its investment objective by dynamically allocating its assets among unaffiliated investment managers (“Underlying Managers”) that employ a non-core fixed income investment strategy. (Non-core fixed income includes non-investment grade securities, bank loans and emerging markets debt). The MAS Group is responsible for the Fund’s asset allocation, wherein it applies a risk-based approach that draws from both fundamental and quantitative disciplines with the intention of dynamically accessing a diversified set of risks and returns in a market cycle aware manner. The AIMS Group is responsible for making recommendations with respect to hiring, terminating or replacing the Fund’s Underlying Managers and applying a multifaceted process for manager due diligence, portfolio construction and risk management.

During the Reporting Period, the Fund recorded a positive absolute return and outperformed the Index. The Fund’s relative outperformance can be attributed to the performance of the Underlying Managers overall. Strategic asset allocation also outperformed the Index during the Reporting Period.

At various points during the Reporting Period, the Fund had seven Underlying Managers, though not all were allocated capital. The seven Underlying Managers were Ares Capital Management II LLC (“Ares”), BlueBay Asset Management LLP/BlueBay Asset Management USA (“BlueBay”), Brigade Capital Management, LP (“Brigade”), Marathon Asset Management, L.P. (“Marathon”), Nuveen Asset Management, LLC (“Nuveen”) (formerly, Symphony Asset Management LLC), River Canyon Fund Management LLC (“River Canyon”), and TCW Investment Management Company LLC (“TCW”).

These seven Underlying Managers represented five sectors across non-core fixed income as part of the Fund’s top-level strategy allocation — high yield (Ares, BlueBay and Brigade), bank loans (Nuveen), external emerging markets debt (Marathon), local emerging markets debt (TCW) and structured credit (River Canyon).

9

PORTFOLIO RESULTS

Of the six Underlying Managers with allocated capital for the entire Reporting Period, all six generated positive absolute returns during the Reporting Period. Underlying Manager Ares did not have allocated capital during the Reporting Period.

On a relative basis, four Underlying Managers outperformed their respective benchmark indices and two underperformed their respective benchmark indices during the Reporting Period.

Strategic asset allocation, which reflects a longer-term perspective to diversify and invest in non-core fixed income sectors, outperformed the Index during the Reporting Period. The outperformance was driven largely by an overweight relative to the Index in high yield corporate bonds and structured credit relative versus an underweight in emerging markets debt broadly. (Structured credit refers to instruments that pool debt obligations and sell the resulting cash flows, such as collateralized mortgage obligations or collateralized loan obligations (“CLOs”).) During the Reporting Period, credit spreads (or yield differentials between corporate bonds and U.S. Treasury securities of comparable maturity) compressed during the Reporting Period, as corporate bonds recovered from the adverse effects of the COVID-19 pandemic. In addition, strong and ongoing financial support from governments and central banks globally helped to dampen market volatility and drive investor interest in high yield corporate bonds, bank loans and structured products. Meanwhile, emerging markets debt struggled, particularly during the first quarter of 2021, as developed economies were able to ramp up COVID-19 vaccinations at a comparatively faster pace. In addition, during the Reporting Period, the Fund benefited from its underweight allocation to local emerging markets debt, which posted negative returns due in part to the depreciation of emerging markets currencies.

Q	Which non-core fixed income Underlying Managers most significantly affected Fund performance?

A	BlueBay, a high yield Underlying Manager, underperformed the ICE BofA Global High Yield Investment Grade Country Constrained Index during the Reporting Period. The underperformance was driven primarily by positioning in the emerging markets, specifically in China-based real estate securities, though this was partly offset by positioning in Europe, which contributed positively. Also weighing on relative returns were investments in the transportation, utilities and retail market segments. On the positive side, overweight allocations to the media, banking and financial services market segments added to relative performance.

Brigade, the other high yield Underlying Manager, outperformed the ICE BofA Global High Yield Investment Grade Country Constrained Index during the Reporting Period. Strong credit selection within the real estate market segment was the largest positive contributor to relative returns, highlighted by a lack of exposure to Chinese real estate companies. Another material driver of relative outperformance was strong credit selection within the energy market segment, primarily an investment in an independent oil and gas company that rallied during the Reporting Period. In addition, credit selection within the services, media and capital goods market segments added to relative performance. From a ratings perspective, credit selection within B- and BB-rated credits and overweights in CCC- and lower-rated credits bolstered performance. These positive results were partly offset by a cash allocation and portfolio hedging positions, which detracted.

Nuveen, the bank loans Underlying Manager, modestly outperformed the Credit Suisse Leveraged Loan Index during the Reporting Period. Strong issue selection within the communication services, consumer discretionary, consumer staples and energy market segments aided relative performance. Within energy, a position in a large oil and gas exploration company and a position in the bank loans of a refined petroleum wholesaler contributed most positively. In terms of credit quality, issue selection among CCC-rated credits and an underweight in BB-rated credits enhanced relative returns. Partially offsetting these positive results was an underweight in select lower-quality issuers within the industrials and information technology market segments, which detracted. A moderate cash position was also a drag on relative performance, as the bank loan market generated gains during the Reporting Period.

TCW, the local emerging markets debt Underlying Manager, outperformed the J.P. Morgan GBI-EMSM Global Diversified Index during the Reporting Period. Adding most to relative outperformance were positions in Egypt and South Africa as well as security selection in Brazil and Poland. Currency positions in Thailand and Turkey also contributed positively. Conversely, security selection in Mexico and Colombia, along with positioning in Uruguay, detracted from relative returns as did currency positions in the Czech Republic and Russia.

Marathon, the external emerging markets debt Underlying Manager, underperformed the J.P. Morgan EMBISM Global

10

PORTFOLIO RESULTS

Diversified Index. Relative underperformance was driven by a long duration position in Peruvian interest rates, an overweight in Argentina and an out-of-benchmark position in Egypt. (Duration measures sensitivity to changes in interest rates.) Security selection in Brazil and China detracted further from relative performance.

River Canyon, the structured credit Underlying Manager, outperformed the Bloomberg US CMBS Investment Grade Total Return Index, largely because of its high quality focus as the U.S. economy emerged from the depths of the COVID-19 crisis. Security selection among CLOs and commercial mortgage-backed securities also contributed positively. A short duration position and income generation added further to results. On the other hand, an allocation to U.S. Treasury securities, which were used to manage duration, detracted from performance during the Reporting Period.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, a specialized index of credit default swaps (“CDX”) was used as a cost-efficient instrument to help manage the Fund’s cash position. The use of CDX had a positive impact on the Fund’s performance. The Fund’s Underlying Managers employed credit default swaps, warrants, U.S. Treasury futures, interest only securities, forward foreign currency exchange contracts and structured securities to implement their strategies. In addition, the Fund’s Underlying Managers bought and sold currency options during the Reporting Period. The use of forward foreign currency exchange contracts by Underlying Managers had a positive impact on the Fund’s performance, while the use of U.S. Treasury futures and the purchase of currency options each had a negative impact. The use of credit default swaps, warrants, interest only securities and structured securities, as well as the sale of currency options, by Underlying Managers each had a neutral impact on the Fund’s results during the Reporting Period.

Q	Were there any notable changes in the Fund’s allocations during the Reporting Period?

A	BlueBay has two legal entities — U.K.-based BlueBay Asset Management LLC and U.S.-based BlueBay Asset Management USA LLC. Effective August 11, 2021, the U.S.-based entity was added as an Underlying Manager of the Fund, allowing us to enhance BlueBay’s ability to coordinate its management services to the Fund.

In terms of the Fund’s strategic allocation, at the start of the Reporting Period, the Fund’s assets were allocated 42.2% to high yield corporate bonds, 20.0% to bank loans, 17.6% to local emerging markets debt, 13.2% to external emerging markets debt and 5.0% to structured credit, with the remainder in cash and cash equivalents. At the end of the Reporting Period, the Fund’s assets were allocated 40.8% to high yield corporate bonds, 22.0% to local emerging markets debt, 18.2% to external emerging markets debt, 16.1% to bank loans, 5.0% to structured credit and 0.7% to cash and cash equivalents. This sector breakout is inclusive of derivative exposure across all asset classes.

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A	Effective February 3, 2021, Kate El-Hillow no longer served as a portfolio manager for the Fund, and Siwen Wu became a portfolio manager for the Fund. By design, all investment decisions for the Fund are performed within a team structure, with multiple subject matter experts. This strategic decision making has been the cornerstone of our approach and ensures continuity in the Fund. At the end of the Reporting Period, Neill Nuttall, Betsy Gorton and Siwen Wu were portfolio managers for the Fund.

Q	What is the Fund’s tactical view and strategy for the months ahead?

A	Overall, we intend to continue to position the Fund in alignment with our longer-term strategic views on the non-core fixed income market as a complement to additional strategic market exposures. We further intend to continue to monitor allocations and Underlying Manager performance as we seek to generate total return consisting of income and capital appreciation.

11

FUND BASICS

Multi-Manager Non-Core Fixed Income Fund

as of October 31, 2021

TOP TEN HOLDINGS AS OF 10/31/21[1,2]

Holding	% of Net Assets	Line of Business

iShares iBoxx High Yield Corporate Bond ETF	3.8%	Exchange Traded Funds
Brazil Notas do Tesouro Nacional	1.1	Foreign Debt Obligations
Canadian Government Bond	0.8	Foreign Debt Obligations
Republic of South Africa	0.7	Foreign Debt Obligations
Intelsat Jackson Holdings SA	0.5	Bank Loans
China Government Bond	0.5	Foreign Debt Obligations
RegionalCare Hospital Partners Holdings, Inc.	0.5	Bank Loans
Republic of Chile	0.5	Foreign Debt Obligations
United Mexican States	0.5	Foreign Debt Obligations
China Development Bank	0.5	Foreign Debt Obligations

[1]	The top 10 holdings may not be representative of the Fund’s future investments.

[2]	The top The Fund’s overall top 10 holdings differ from the table above due to the exclusion of the Goldman Sachs Financial Square Government Fund (a short-term investment fund), which represents approximately 9.2% of the Fund’s net assets as of 10/31/21.

FUND COMPOSITION[3]

[3]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Figures in the graph may not sum to 100% due to the exclusion of other assets and liabilities. Underlying sector allocations of investment companies held by the Fund are not reflected in the graph above. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Consolidated Schedule of Investments.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

12

GOLDMAN SACHS MULTI-MANAGER NON-CORE FIXED INCOME FUND

Performance Summary

October 31, 2021

The following graph shows the value, as of October 31, 2021, of a $1,000,000 investment made on March 31, 2015 (commencement of operations) in Class R6 Shares at NAV. For comparative purposes, the performance of the Fund’s current benchmark, the Multi-Manager Non-Core Fixed Income Composite Dynamic Index, which is comprised of the Bloomberg Global High Yield Corporate Index (Gross, USD, Unhedged), the Credit Suisse Leveraged Loan Index (Gross, USD, Unhedged), the J.P. Morgan EMBISM Global Diversified Index (Gross, USD, Unhedged) and the J.P. Morgan GBI-EMSM Global Diversified Index (Gross, USD, Unhedged), is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Goldman Sachs Non-Core Fixed Income Fund’s Lifetime Performance

Performance of a $1,000,000 Investment, with distributions reinvested, from March 31, 2015 through October 31, 2021.

Average Annual Total Return through October 31, 2021	One year	Five Years	Since Inception
Class R6 (Commenced March 31, 2015)*	7.47%	3.96%	3.51%

*	Effective January 16, 2018, Institutional Shares were redesignated as Class R6 Shares. These returns assume reinvestment of all distributions at NAV. Because Class R6 Shares do not involve a sales charge, such a charge is not applied to their Average Annual Total Returns.

13

PORTFOLIO RESULTS

Goldman Sachs Multi-Manager Real Assets Strategy Fund

Investment Objective

The Fund seeks to provide long-term capital growth through investments related to real assets.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Multi-Asset Solutions (“MAS”) Group (formerly, the Goldman Sachs Global Portfolio Solutions Group) and the Goldman Sachs Alternative Investments & Manager Selection (“AIMS”) Group discuss the Goldman Sachs Multi-Manager Real Assets Strategy Fund’s (the “Fund”) performance and positioning for 12-month period ended October 31, 2021 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class R6 Shares generated an average annual total return of 33.70%. This return compares to the 35.83% average annual total return of the Fund’s benchmark, the Multi-Manager Real Assets Strategy Composite Dynamic Index (the “Index”), during the same time period.

The Index is comprised of the FTSE EPRA/NAREIT Developed Index (Net, USD, Unhedged) (the “FTSE Index”) and the Dow Jones Brookfield Global Infrastructure Index (Net, USD, Unhedged) (the “Dow Jones Brookfield Index”), which are weighted in accordance with the relative market capitalizations of each constituent index (as determined by the constituent index providers) as of the last business day of the previous calendar year. During the Reporting Period, the FTSE Index and the Dow Jones Brookfield Index returned 42.46% and 26.63%, respectively.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund uses a multi-manager approach and generally seeks to achieve its investment objective by dynamically allocating its assets among unaffiliated investment managers (“Underlying Managers”) that invest primarily in real assets. (Real assets are defined broadly by the Fund and include any assets that have physical properties or inflation sensitive characteristics, such as energy, real estate, infrastructure, commodities and inflation linked or floating rate fixed income securities. Inflation is a sustained increase in prices that erodes the purchasing power of money. Assets with inflation sensitive characteristics are assets that benefit from rising real cash flows in times of rising inflation.) The MAS Group is responsible for the Fund’s asset allocation, wherein it applies a risk-based approach that draws from both fundamental and quantitative disciplines with the intention of dynamically accessing a diversified set of risks and returns in a market cycle aware manner. The AIMS Group is responsible for making recommendations with respect to hiring, terminating or replacing the Fund’s Underlying Managers and applying a multifaceted process for manager due diligence, portfolio construction and risk management.

The Fund posted a positive absolute return during the Reporting Period but underperformed the Index in relative terms. The Fund’s relative underperformance can be attributed to the performance of the Underlying Managers overall. Strategic asset allocation also underperformed the Index during the Reporting Period.

During the Reporting Period, the Fund allocated capital to four Underlying Managers — Cohen & Steers Capital Management, Inc. (“Cohen & Steers”), PGIM Real Estate, a business unit of PGIM, Inc. (“PGIM Real Estate”), Presima Inc. (“Presima”) and RREEF America L.L.C. (“RREEF”), a wholly-owned subsidiary of DWS Group GmbH & Co. KGaA, an affiliate of Deutsche Bank AG. These four Underlying Managers represented two sectors of real assets as part of the Fund’s top-level strategy allocation — global real estate (PGIM Real Estate and Presima) and global infrastructure (Cohen & Steers and RREEF).

All four Underlying Managers with allocated capital during the Reporting Period generated positive absolute returns during the Reporting Period. On a relative basis, two of the Underlying Managers outperformed their respective benchmark indices and two of the Underlying Managers underperformed their benchmark indices during the Reporting Period.

Strategic asset allocation, which reflects a longer-term perspective to diversify and invest across real assets,

14

PORTFOLIO RESULTS

underperformed the Index. During the Reporting Period, the Fund’s strategic allocation to global real estate securities was smaller than that of the Index, while its strategic allocation to global infrastructure securities was larger. As a reminder, the Index is weighted approximately 60% in real estate securities and approximately 40% in global infrastructure securities. During the Reporting Period, global equities broadly rallied, driven by the robust performance of cyclically-oriented sectors (e.g., energy, consumer discretionary and communication services), as the development and rollout of COVID-19 vaccines increased investor confidence in an economic reopening and a services sector recovery. Global real estate securities and global infrastructure securities both participated in the rally, with global real estate securities recording especially strong gains and outpacing global infrastructure securities. Within global real estate, health care real estate investment trusts (“REITs”), retail REITs and hotel REITS were the top performers. Within global infrastructure, the energy sector contributed most positively.

Q	Which real assets asset classes most significantly affected Fund performance?

A	In global real estate, which we measure against the FTSE Index, Underlying Manager PGIM Real Estate underperformed the benchmark index during the Reporting Period. The negative results were driven by an underweight and stock selection in retail REITs, select overweight positions in Hong Kong property developers and stock selection among hotel and resort REITs. On the positive side, stock selection among specialized REITs, such as self-storage and data centers, and health care REITs, such as senior housing, added to relative performance.

Global real estate Underlying Manager Presima also underperformed its benchmark index, largely because of stock selection in European real estate operating companies, an overweight and stock selection in industrial REITs, an underweight in retail REITs and stock selection among office REITs. Conversely, an overweight position and stock selection in residential REITs and stock selection in hotel and resort REITs contributed positively to relative performance.

In global infrastructure, which we measure against the Dow Jones Brookfield Index, Underlying Manager RREEF outperformed the benchmark index. Strong stock selection and an overweight position in North American midstream[1] energy companies added to relative performance. These positive results were offset somewhat by an underweight and stock selection in North American communications infrastructure companies, an overweight and stock selection in European transport companies, out-of-benchmark exposure to North American freight rails and stock selection in North American and European electric utilities, all of which detracted from relative returns.

Underlying Manager Cohen & Steers also outperformed its benchmark index during the Reporting Period. Effective stock selection in North American and Asia Pacific utilities, as well as an overweight and stock selection in North American midstream energy, bolstered relative performance. Meanwhile, stock selection among transport companies in Europe (ex-U.K.), Asia Pacific and Latin America were relative detractors.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	Forward foreign currency exchange contracts were used by Underlying Managers to facilitate equity transactions settling in foreign currencies. The use of forward foreign currency exchange contracts had a neutral impact on the Fund’s performance during the Reporting Period. Rights were employed to give the Fund the opportunity, but not the obligation, to buy additional shares of a specific security at a discount. The use of rights had a neutral impact on the Fund’s performance. Real estate index futures were used to equitize the Fund’s cash holdings. In other words, we put the Fund’s cash holdings to work by using them as collateral for the purchase of real estate index futures, which helped us increase the Fund’s exposure to U.S. real estate securities. The use of real estate index futures had a positive impact on the Fund’s performance during the Reporting Period.

Q	Were there any notable changes in the Fund’s allocations during the Reporting Period?

A	In terms of the Fund’s strategic asset allocation, the Fund’s assets were allocated 49.3% to global real estate and 49.3% to global infrastructure, with the remainder in cash and cash equivalents, at the beginning of the Reporting Period. At the
[1]	The midstream component of the energy industry is usually defined as those companies providing products or services that help link the supply side, i.e., energy producers, and the demand side, i.e., energy end-users, for any type of energy commodity. Such midstream businesses can include, but are not limited to, those that process, store, market and transport various energy commodities.

15

PORTFOLIO RESULTS

end of the Reporting Period, the Fund’s assets were allocated 54.2% to global real estate and 45.8% to global infrastructure, with the remainder in cash and cash equivalents.

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A	Effective February 3, 2021, Kate El-Hillow no longer served as a portfolio manager for the Fund, and Siwen Wu became a portfolio manager for the Fund. By design, all investment decisions for the Fund are performed within a team structure, with multiple subject matter experts. This strategic decision making has been the cornerstone of our approach and ensures continuity in the Fund. At the end of the Reporting Period, Neill Nuttall, Betsy Gorton, Yvonne Woo and Siwen Wu were portfolio managers for the Fund.

Q	What is the Fund’s tactical view and strategy for the months ahead?

A	Overall, we intend to continue to position the Fund in alignment with our longer-term strategic views on the real assets complex as a complement to additional strategic market exposures. We further intend to continue to monitor allocations and Underlying Manager performance as we seek to generate long-term capital growth through investments related to real assets.

16

FUND BASICS

Multi-Manager Real Assets Strategy Fund

as of October 31, 2021

TOP TEN EQUITY HOLDINGS AS OF 10/31/21[1]

Holding	% of Net Assets	Line of Business

American Tower Corp.	3.3%	Equity Real Estate Investment Trusts (REITs)
Prologis, Inc.	2.8	Equity Real Estate Investment Trusts (REITs)
Enbridge, Inc.	2.6	Oil, Gas & Consumable Fuels
Crown Castle International Corp.	2.5	Equity Real Estate Investment Trusts (REITs)
SBA Communications Corp.	2.2	Equity Real Estate Investment Trusts (REITs)
Welltower, Inc.	2.0	Equity Real Estate Investment Trusts (REITs)
Vinci SA	1.8	Construction & Engineering
Camden Property Trust	1.8	Equity Real Estate Investment Trusts (REITs)
Cheniere Energy, Inc.	1.8	Oil, Gas & Consumable Fuels
TC Energy Corp.	1.7	Oil, Gas & Consumable Fuels

[1]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND SECTOR ALLOCATION[2]

[2]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using the Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

17

GOLDMAN SACHS MULTI-MANAGER REAL ASSETS STRATEGY FUND

Performance Summary

October 31, 2021

The following graph shows the value, as of October 31, 2021, of a $1,000,000 investment made on June 30, 2015 (commencement of operations) in Class R6 Shares at NAV. For comparative purposes, the performance of the Fund’s current benchmark, the Multi-Manager Real Assets Strategy Composite Dynamic Index, which is comprised of the FTSE EPRA/NAREIT Developed Index (Net, USD, Unhedged) and the Dow Jones Brookfield Global Infrastructure Index (Net, USD, Unhedged), is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Goldman Sachs Multi-Manager Real Assets Strategy Fund’s Lifetime Performance

Performance of a $1,000,000 Investment, with distributions reinvested, from June 30, 2015 through October 31, 2021.

Average Annual Total Return through October 31, 2021	One Year	Five Years	Since Inception
Class R6 (Commenced June 30, 2015)*	33.70%	8.30%	5.40%

*	Effective January 16, 2018, Institutional Shares were redesignated as Class R6 Shares. These returns assume reinvestment of all distributions at NAV. Because Class R6 Shares do not involve a sales charge, such a charge is not applied to their Average Annual Total Returns.

18

PORTFOLIO RESULTS

Index Definitions

Market Review

MSCI All Country World Index Investable Market Index captures large- and mid-cap representation across 23 developed markets and 27 emerging markets countries.

Multi-Manager Global Equity

MSCI All Country World Index Investable Market Index captures large- and mid-cap representation across 23 developed markets and 27 emerging markets countries.

MSCI Emerging Markets Index captures large-cap and mid-cap representation across 26 emerging markets countries. The index covers approximately 85% of the free float-adjusted market capitalization in each country.

S&P 500® Index is the Standard & Poor’s 500 composite index of 500 stocks, an unmanaged index of common stock prices.

Russell 2000® Index is an unmanaged index of common stock prices that measures the performance of the 2000 smallest companies in the Russell 3000® Index. The Index is constructed to provide a comprehensive and unbiased small-cap barometer and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set.

Russell 2000® Value Index measures the performance of small-cap value segment of the U.S. equity universe. It includes those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set and that the represented companies continue to reflect value characteristics.

MSCI ACWI ex USA Index captures large and mid cap representation across 22 of 23 developed markets countries (excluding the U.S.) and 27 emerging markets countries. With 2,217 constituents, the index covers approximately 85% of the global equity opportunity set outside the U.S.

MSCI EAFE Index is a stock market index that is designed to measure the equity market performance of developed markets in Europe, Australasia and the Far East, excluding the U.S. and Canada.

MSCI World ex USA Small Cap Index is an unmanaged index maintained by MSCI and considered representative of small-cap stocks of global developed markets, excluding those of the U.S.

MSCI World Index is a broad global equity index that represents large and mid-cap equity performance across 23 developed markets countries. It covers approximately 85% of the free float-adjusted market capitalization in each country.

Multi-Manager Non-Core Fixed Income

Bloomberg Global High Yield Corporate Index is a multi-currency measure of the global high yield debt market.

ICE BofA Global High Yield Investment Grade Country Constrained Index contains all securities in the ICE BofA Global High Yield Index but caps issuer exposure at 2%. Index constituents are capitalization-weighted, based on their current amount outstanding, provided the total allocation to an individual issuer does not exceed 2%. Issuers that exceed the limit are reduced to 2% and the face value of each of their bonds is adjusted on a pro-rata basis. Similarly, the face values of bonds of all other issuers that fall below the 2% cap are increased on a pro-rata basis. In the event there are fewer than 50 issuers in the Index, each is equally weighted and the face values of their respective bonds are increased or decreased on a pro-rata basis.

Credit Suisse Leveraged Loan Index is designed to mirror the investable universe of the U.S. dollar-denominated leveraged loan market.

J.P. Morgan Emerging Market Bond Index (“EMBISM”) Global Diversified Index tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities.

J.P. Morgan Government Bond Index—Emerging Markets (“GBI-EMSM”) Global Diversified Index is a comprehensive local emerging markets index, consisting of regularly traded, fixed-rate, local currency government bonds.

19

PORTFOLIO RESULTS

Multi-Manager Real Assets Strategy

FTSE EPRA/NAREIT Developed Index is designed to track the performance of listed real estate companies and real estate investment trusts (“REITs”) worldwide. The index incorporates REITs and real estate holding & development companies.

Dow Jones Brookfield Global Infrastructure Index intends to measure the stock performance of pure-play infrastructure companies domiciled globally. The index covers all sectors of the infrastructure market. Components are required to have more than 70% of cash flows derived from infrastructure lines of business.

It is not possible to invest directly in an unmanaged index.

20

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Schedule of Investments

October 31, 2021

Shares	Description	Value

Common Stocks – 77.5%
Australia – 0.6%
1,000	Ampol Ltd. (Oil, Gas & Consumable Fuels)	$23,131
342	Ansell Ltd. (Health Care Equipment & Supplies)	8,188
936	APA Group (Gas Utilities)	5,808
17,719	Charter Hall Group (Equity Real Estate Investment Trusts (REITs))	232,472
588	Coles Group Ltd. (Food & Staples Retailing)	7,620
62	Commonwealth Bank of Australia (Banks)	4,914
4,026	CSL Ltd. (Biotechnology)	916,077
220	Dexus (Equity Real Estate Investment Trusts (REITs))	1,805
29,246	Downer EDI Ltd. (Commercial Services & Supplies)	139,830
430	Fortescue Metals Group Ltd. (Metals & Mining)	4,481
3,800	Goodman Group (Equity Real Estate Investment Trusts (REITs))	62,916
4,765	IGO Ltd. (Metals & Mining)	34,893
180	JB Hi-Fi Ltd. (Specialty Retail)	6,872
2,298	Medibank Pvt. Ltd. (Insurance)	5,775
1,645	Mineral Resources Ltd. (Metals & Mining)	48,360
56,725	Mirvac Group (Equity Real Estate Investment Trusts (REITs))	121,061
84,641	Nine Entertainment Co. Holdings Ltd. (Media)	177,260
55,072	NRW Holdings Ltd. (Construction & Engineering)	76,378
18,905	Orocobre Ltd.* (Metals & Mining)	127,673
1,402	Orora Ltd. (Containers & Packaging)	3,507
2,888	OZ Minerals Ltd. (Metals & Mining)	54,935
70,349	Perenti Global Ltd. (Metals & Mining)	54,462
3,651	Pro Medicus, Ltd. (Health Care Technology)	147,440
217	Reece Ltd. (Trading Companies & Distributors)	3,291
41,142	Reliance Worldwide Corp. Ltd. (Building Products)	180,906
8,299	Seven Group Holdings Ltd. (Trading Companies & Distributors)	135,542
6,546	Shopping Centres Australasia Property Group (Equity Real Estate Investment Trusts (REITs))	13,752
192	Sonic Healthcare Ltd. (Health Care Providers & Services)	5,826
355	Suncorp Group Ltd. (Insurance)	3,141
17,675	Super Retail Group Ltd. (Specialty Retail)	173,398
989	Washington H Soul Pattinson & Co. Ltd. (Oil, Gas & Consumable Fuels)	24,356
10,254	Wesfarmers Ltd. (Multiline Retail)	443,647
301	Woolworths Group Ltd. (Food & Staples Retailing)	8,670

		3,258,387

Common Stocks – (continued)
Austria – 0.1%
57	ANDRITZ AG (Machinery)	3,238
3,221	BAWAG Group AG(a) (Banks)	202,585
2,166	CA Immobilien Anlagen AG (Real Estate Management & Development)	92,941
70	OMV AG (Oil, Gas & Consumable Fuels)	4,238
4,939	S&T AG (IT Services)	118,685
1,238	Telekom Austria AG (Diversified Telecommunication Services)	10,696
77	voestalpine AG (Metals & Mining)	2,925
5,446	Wienerberger AG (Construction Materials)	192,791

		628,099

Belgium – 0.2%
14	Ageas SA (Insurance)	681
566	Cofinimmo SA (Equity Real Estate Investment Trusts (REITs))	91,315
39	D’ieteren Group (Distributors)	6,725
5	Elia Group SA (Electric Utilities)	583
34	Groupe Bruxelles Lambert SA (Diversified Financial Services)	3,945
5,288	KBC Group NV (Banks)	492,434
543	Proximus SADP (Diversified Telecommunication Services)	10,226
151	Sofina SA (Diversified Financial Services)	66,818
3,367	Warehouses De Pauw CVA (Equity Real Estate Investment Trusts (REITs))	153,322

		826,049

Bermuda – 0.1%
194	Arch Capital Group Ltd.* (Insurance)	8,113
3,850	Assured Guaranty Ltd. (Insurance)	213,983
3,499	Axis Capital Holdings Ltd. (Insurance)	182,193
9,182	Conduit Holdings Ltd. (Insurance)	55,291
13	Everest Re Group Ltd. (Insurance)	3,399
12	RenaissanceRe Holdings Ltd. (Insurance)	1,702

		464,681

Brazil – 0.3%
46,128	Ambev SA ADR (Beverages)	136,539
10,200	Banco Inter SA (Banks)	64,159
4,200	Embraer SA* (Aerospace & Defense)	16,320
38,989	JBS SA (Food Products)	269,769
15,000	Localiza Rent a Car SA (Road & Rail)	120,397
97,100	Magazine Luiza SA (Multiline Retail)	185,983
31,000	Marfrig Global Foods SA (Food Products)	145,558
7,700	Notre Dame Intermedica Participacoes SA (Health Care Providers & Services)	87,563
14,400	Vale SA (Metals & Mining)	182,711
47,700	WEG SA (Electrical Equipment)	312,715
171	XP, Inc. Class A* (Capital Markets)	5,610

		1,527,324

The accompanying notes are an integral part of these financial statements.	21

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Schedule of Investments (continued)

October 31, 2021

Shares	Description	Value

Common Stocks – (continued)
British Virgin Islands* – 0.0%
2,929	National Energy Services Reunited Corp. (Energy Equipment & Services)	$34,269
5,558	Nomad Foods Ltd. (Food Products)	151,345

		185,614

Canada – 2.4%
46,900	Air Canada* (Airlines)	840,911
15,800	ARC Resources Ltd. (Oil, Gas & Consumable Fuels)	151,540
18,200	Argonaut Gold, Inc.* (Metals & Mining)	46,177
5,500	ATS Automation Tooling Systems, Inc.* (Machinery)	187,140
2,731	BCE, Inc. (Diversified Telecommunication Services)	140,588
3,800	Boralex, Inc. Class A (Independent Power and Renewable Electricity Producers)	117,599
3,400	CAE, Inc.* (Aerospace & Defense)	103,104
2,400	Canadian Apartment Properties REIT (Equity Real Estate Investment Trusts (REITs))	117,188
7,892	Canadian National Railway Co. (Road & Rail)	1,048,926
12,055	Canadian Pacific Railway Ltd. (Road & Rail)	933,057
33	Canadian Tire Corp. Ltd. Class A (Multiline Retail)	4,687
5,400	Capital Power Corp. (Independent Power and Renewable Electricity Producers)	177,368
5,100	Capstone Mining Corp.* (Metals & Mining)	21,387
3,600	Empire Co. Ltd. Class A (Food & Staples Retailing)	107,628
374	Enbridge, Inc. (Oil, Gas & Consumable Fuels)	15,666
8,681	Enerplus Corp. (Oil, Gas & Consumable Fuels)	82,209
9,200	First Capital Real Estate Investment Trust (Equity Real Estate Investment Trusts (REITs))	131,429
82	Fortis, Inc. (Electric Utilities)	3,650
722	George Weston Ltd. (Food & Staples Retailing)	78,011
1,820	Granite Real Estate Investment Trust (Equity Real Estate Investment Trusts (REITs))	147,529
282	Great-West Lifeco, Inc. (Insurance)	8,296
810	Hydro One Ltd.(a) (Electric Utilities)	19,353
1,719	Intact Financial Corp. (Insurance)	230,445
3,900	Interfor Corp. (Paper & Forest Products)	89,307
4,400	Keyera Corp. (Oil, Gas & Consumable Fuels)	112,773
967	Loblaw Cos. Ltd. (Food & Staples Retailing)	72,728
1,265	Magna International, Inc. (Auto Components)	102,899

Common Stocks – (continued)
Canada – (continued)
149	Manulife Financial Corp. (Insurance)	2,903
510	Masonite International Corp.* (Building Products)	61,205
200	Metro, Inc. (Food & Staples Retailing)	10,063
3,690	Northland Power, Inc. (Independent Power and Renewable Electricity Producers)	118,637
1,930	Novanta, Inc.* (Electronic Equipment, Instruments & Components)	333,041
453	Nuvei Corp.*(a) (IT Services)	54,443
7,700	Parex Resources, Inc. (Oil, Gas & Consumable Fuels)	149,508
5,385	Power Corp. of Canada (Insurance)	179,355
4,221	Ritchie Bros. Auctioneers, Inc. (Commercial Services & Supplies)	288,505
169	Rogers Communications, Inc. Class B (Wireless Telecommunication Services)	7,860
127	Royal Bank of Canada (Banks)	13,219
570	Shopify, Inc. Class A* (IT Services)	836,036
9,058	SSR Mining, Inc. (Metals & Mining)	142,867
3,250	Stantec, Inc. (Professional Services)	179,622
8,200	Summit Industrial Income REIT (Equity Real Estate Investment Trusts (REITs))	156,632
75	Sun Life Financial, Inc. (Insurance)	4,274
11,399	Suncor Energy, Inc. (Oil, Gas & Consumable Fuels)	299,804
791	TC Energy Corp. (Oil, Gas & Consumable Fuels)	42,790
2,221	TELUS Corp. (Diversified Telecommunication Services)	50,949
2,150	TFI International, Inc. (Road & Rail)	238,401
217	The Bank of Nova Scotia (Banks)	14,227
6,114	The Descartes Systems Group, Inc.* (Software)	499,651
7,763	The Toronto-Dominion Bank (Banks)	563,533
342	Thomson Reuters Corp. (Professional Services)	41,139
1,437	Toromont Industries Ltd. (Trading Companies & Distributors)	127,851
6,600	Tourmaline Oil Corp. (Oil, Gas & Consumable Fuels)	238,541
13,200	Wesdome Gold Mines Ltd.* (Metals & Mining)	118,710
500	West Fraser Timber Co. Ltd. (Paper & Forest Products)	40,033
72,115	Wheaton Precious Metals Corp. (Metals & Mining)	2,914,167

		12,819,561

Chile – 0.0%
62,278	Cencosud SA (Food & Staples Retailing)	91,101
12,792	Falabella SA (Multiline Retail)	35,374

		126,475

22	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Shares	Description	Value

Common Stocks – (continued)
China – 3.7%
910,224	Agricultural Bank of China Ltd. Class H (Banks)	$309,301
6,800	Airtac International Group (Machinery)	203,469
7,100	Alibaba Group Holding Ltd.* (Internet & Direct Marketing Retail)	145,995
7,186	Alibaba Group Holding Ltd. ADR* (Internet & Direct Marketing Retail)	1,185,259
50,000	Aluminum Corp. of China Ltd. Class H* (Metals & Mining)	30,090
46,000	Anhui Conch Cement Co. Ltd. Class H (Construction Materials)	227,466
23,000	ANTA Sports Products Ltd. (Textiles, Apparel & Luxury Goods)	356,356
944	Autohome, Inc. ADR (Interactive Media & Services)	37,146
4,049	Baidu, Inc. ADR* (Interactive Media & Services)	656,910
1,812,037	Bank of China Ltd. Class H (Banks)	641,283
492,363	Bank of Communications Co. Ltd. Class H (Banks)	292,898
454,000	Beijing Capital International Airport Co. Ltd. Class H* (Transportation Infrastructure)	295,220
7,500	BYD Co. Ltd. Class H (Automobiles)	286,857
37,100	Centre Testing International Group Co. Ltd. Class A (Professional Services)	159,925
708,011	China Cinda Asset Management Co. Ltd. Class H (Capital Markets)	118,200
83,000	China CITIC Bank Corp. Ltd. Series H (Banks)	36,408
33,000	China Coal Energy Co. Ltd. Class H (Oil, Gas & Consumable Fuels)	20,133
175,515	China Construction Bank Corp. Class H (Banks)	119,452
216,000	China Energy Engineering Corp. Ltd. (Construction & Engineering)	31,926
49,709	China Everbright Bank Co. Ltd. Class H (Banks)	17,481
65,000	China Feihe Ltd.(a) (Food Products)	107,919
248,662	China Galaxy Securities Co. Ltd. Class H (Capital Markets)	138,449
73,800	China International Capital Corp. Ltd. Class H(a) (Capital Markets)	182,712
190,000	China Longyuan Power Group Corp. Ltd. Class H (Independent Power and Renewable Electricity Producers)	444,417
64,532	China Medical System Holdings Ltd. (Pharmaceuticals)	109,267
59,000	China Merchants Bank Co. Ltd. Class H (Banks)	494,428
150,000	China National Building Material Co. Ltd. Class H (Construction Materials)	187,994
406,000	China Petroleum & Chemical Corp. Class H (Oil, Gas & Consumable Fuels)	197,816

Common Stocks – (continued)
China – (continued)
443,000	China Railway Group Ltd. Class H (Construction & Engineering)	216,403
41,245	China Shineway Pharmaceutical Group Ltd. (Pharmaceuticals)	39,542
93,000	China Suntien Green Energy Corp. Ltd. Class H (Oil, Gas & Consumable Fuels)	73,913
74,000	China Yongda Automobiles Services Holdings Ltd. (Specialty Retail)	117,740
102,000	Chinasoft International Ltd. (IT Services)	170,312
6,400	Chongqing Brewery Co. Ltd.* (Beverages)	150,141
30,500	CITIC Securities Co. Ltd. Class H (Capital Markets)	77,438
8,000	Contemporary Amperex Technology Co. Ltd. Class A (Electrical Equipment)	801,376
71,500	COSCO Shipping Holdings Co. Ltd. Class H* (Marine)	110,747
18,000	Country Garden Services Holdings Co. Ltd. (Real Estate Management & Development)	138,573
1,533	Daqo New Energy Corp. ADR* (Semiconductors & Semiconductor Equipment)	119,252
130,000	Dongfeng Motor Group Co. Ltd. Class H (Automobiles)	121,076
22,000	Dongyue Group Ltd. (Chemicals)	51,185
1,700	ENN Energy Holdings Ltd. (Gas Utilities)	29,288
4,779	FinVolution Group (Consumer Finance)	29,247
16,200	Ganfeng Lithium Co. Ltd. Class H(a) (Metals & Mining)	303,518
53,800	GF Securities Co. Ltd. Class H (Capital Markets)	91,251
8,500	Great Wall Motor Co. Ltd. Class H (Automobiles)	38,246
200,800	Guangzhou R&F Properties Co. Ltd. Class H (Real Estate Management & Development)	125,611
42,800	Guotai Junan Securities Co. Ltd. Class H(a) (Capital Markets)	58,432
90,000	Haitong Securities Co. Ltd. Class H (Capital Markets)	80,066
20,800	Huatai Securities Co. Ltd. Class H(a) (Capital Markets)	30,932
8,969	HUYA, Inc. ADR* (Entertainment)	73,725
1,345	JD.com, Inc. ADR* (Internet & Direct Marketing Retail)	105,287
130,000	Li Ning Co. Ltd. (Textiles, Apparel & Luxury Goods)	1,434,557
26,900	LONGi Green Energy Technology Co. Ltd. Class A (Semiconductors & Semiconductor Equipment)	410,143
7,500	Meituan Class B*(a) (Internet & Direct Marketing Retail)	255,215
11,700	NetEase, Inc. (Entertainment)	226,953

The accompanying notes are an integral part of these financial statements.	23

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Schedule of Investments (continued)

October 31, 2021

Shares	Description	Value

Common Stocks – (continued)
China – (continued)
3,384	NetEase, Inc. ADR (Entertainment)	$330,245
3,143	NIO, Inc. ADR* (Automobiles)	123,866
110,000	Orient Securities Co. Ltd. Class H(a) (Capital Markets)	90,255
490,000	PetroChina Co. Ltd. Class H (Oil, Gas & Consumable Fuels)	236,252
1,365	Pinduoduo, Inc. ADR* (Internet & Direct Marketing Retail)	121,376
9,000	Shenzhen Inovance Technology Co. Ltd. Class A (Machinery)	91,699
3,670	Shenzhen Mindray Bio-Medical Electronics Co. Ltd. Class A (Health Care Equipment & Supplies)	215,053
24,000	Shenzhou International Group Holdings Ltd. (Textiles, Apparel & Luxury Goods)	517,061
2,500	Silergy Corp. (Semiconductors & Semiconductor Equipment)	413,013
57,000	Sinopec Engineering Group Co. Ltd. Class H (Construction & Engineering)	30,043
35,316	Tencent Holdings Ltd. (Interactive Media & Services)	2,148,265
387,000	The People’s Insurance Co. Group of China Ltd. Class H (Insurance)	120,714
192,000	Want Want China Holdings Ltd. (Food Products)	148,905
4,434	Weibo Corp. ADR* (Interactive Media & Services)	199,441
1,645	Wuliangye Yibin Co. Ltd. Class A (Beverages)	55,587
9,200	WuXi AppTec Co. Ltd. Class H(a) (Life Sciences Tools & Services)	196,431
77,078	Wuxi Biologics Cayman, Inc.*(a) (Life Sciences Tools & Services)	1,167,497
18,800	Wuxi Lead Intelligent Equipment Co. Ltd. Class A (Electronic Equipment, Instruments & Components)	239,539
14,600	Xiaomi Corp. Class B*(a) (Technology Hardware, Storage & Peripherals)	39,910
103,500	Xtep International Holdings Ltd. (Textiles, Apparel & Luxury Goods)	135,357
1,867	Zai Lab, Ltd. ADR* (Biotechnology)	194,915
33,500	Zhongsheng Group Holdings Ltd. (Specialty Retail)	302,048

		19,632,418

Colombia – 0.0%
1,320	Bancolombia SA ADR (Banks)	47,428

Cyprus – 0.0%
621	TCS Group Holding PLC GDR (Banks)	63,590

Denmark – 0.6%
284	ALK-Abello A/S* (Pharmaceuticals)	123,044
6	AP Moller – Maersk A/S Class A (Marine)	16,474
2	AP Moller – Maersk A/S Class B (Marine)	5,796

Common Stocks – (continued)
Denmark – (continued)
2,220	Carlsberg AS Class B (Beverages)	366,557
13	Coloplast A/S Class B (Health Care Equipment & Supplies)	2,123
62	Demant A/S* (Health Care Equipment & Supplies)	3,006
4,234	DSV A/S (Air Freight & Logistics)	984,054
11,595	Novo Nordisk A/S Class B (Pharmaceuticals)	1,271,448
381	Rockwool International A/S Class B (Building Products)	174,237
1,454	Royal Unibrew A/S (Beverages)	180,624
3,684	Vestas Wind Systems A/S (Electrical Equipment)	159,258

		3,286,621

Finland – 0.1%
41	Elisa Oyj (Diversified Telecommunication Services)	2,474
2,668	Kesko Oyj Class B (Food & Staples Retailing)	86,829
5,572	Kojamo Oyj (Real Estate Management & Development)	124,838
117	Neste Oyj (Oil, Gas & Consumable Fuels)	6,514
425	QT Group Oyj* (Software)	68,762

		289,417

France – 3.9%
8,033	Air Liquide SA (Chemicals)	1,341,171
22,286	Alstom SA (Machinery)	794,224
1,103	Arkema SA (Chemicals)	150,884
44,488	AXA SA (Insurance)	1,294,289
82	BioMerieux (Health Care Equipment & Supplies)	10,444
1,990	BNP Paribas SA (Banks)	133,205
1,358	Bollore SA (Entertainment)	7,893
235	Bouygues SA (Construction & Engineering)	9,521
5,285	Capgemini SE (IT Services)	1,232,265
3,082	Carrefour SA (Food & Staples Retailing)	55,796
3,792	Cellectis SA ADR* (Biotechnology)	40,802
121	Cie de Saint-Gobain (Building Products)	8,350
2,555	Cie Generale des Etablissements Michelin SCA (Auto Components)	401,691
8,557	Constellium SE* (Metals & Mining)	157,534
13,627	Danone SA (Food Products)	888,286
7,668	Dassault Systemes SE (Software)	447,791
43	Eiffage SA (Construction & Engineering)	4,426
34,431	Engie SA (Multi-Utilities)	489,786
3,256	EssilorLuxottica SA (Textiles, Apparel & Luxury Goods)	673,658
9,264	Eutelsat Communications SA (Media)	131,670
2,916	Faurecia SE (Auto Components)	152,297
17	Gecina SA (Equity Real Estate Investment Trusts (REITs))	2,379

24	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Shares	Description	Value

Common Stocks – (continued)
France – (continued)
23	Hermes International (Textiles, Apparel & Luxury Goods)	$36,522
1,333	L’Oreal SA (Personal Products)	609,787
4,730	Legrand SA (Electrical Equipment)	515,996
2,635	LVMH Moet Hennessy Louis Vuitton SE (Textiles, Apparel & Luxury Goods)	2,066,160
997	Nexans SA (Electrical Equipment)	100,033
18,851	Orange SA (Diversified Telecommunication Services)	205,569
8,365	Pernod Ricard SA (Beverages)	1,924,453
849	Publicis Groupe SA (Media)	56,996
61	Rubis SCA (Gas Utilities)	1,955
14,884	Sanofi (Pharmaceuticals)	1,495,010
95	Sartorius Stedim Biotech (Life Sciences Tools & Services)	52,361
9,762	Schneider Electric SE (Electrical Equipment)	1,683,145
3,910	SCOR SE (Insurance)	131,631
6	SEB SA (Household Durables)	940
847	Sopra Steria Group SACA (IT Services)	166,535
7,135	SPIE SA (Commercial Services & Supplies)	173,502
132	Suez SA (Multi-Utilities)	3,004
21	Teleperformance (Professional Services)	8,772
31,927	TotalEnergies SE (Oil, Gas & Consumable Fuels)	1,598,743
15,589	Valeo (Auto Components)	458,037
2,039	Veolia Environnement SA (Multi-Utilities)	66,592
5,999	Vinci SA (Construction & Engineering)	641,354
351	Vivendi SE (Media)	4,522

		20,429,981

Germany – 2.2%
47	Allianz SE (Insurance)	10,914
8,084	alstria office REIT AG (Equity Real Estate Investment Trusts (REITs))	151,105
1,868	Auto1 Group SE*(a) (Specialty Retail)	73,420
16,944	BASF SE (Chemicals)	1,219,521
20,392	Bayer AG (Pharmaceuticals)	1,149,245
90	Bayerische Motoren Werke AG (Automobiles)	9,093
176	Bechtle AG (IT Services)	13,202
6,982	Beiersdorf AG (Personal Products)	742,420
723	Brenntag SE (Trading Companies & Distributors)	68,785
14	Carl Zeiss Meditec AG (Health Care Equipment & Supplies)	2,820
2,457	Daimler AG (Automobiles)	243,888
5,145	Deutsche Boerse AG (Capital Markets)	854,106
1,561	Deutsche Post AG (Air Freight & Logistics)	96,637
4,785	Deutsche Telekom AG (Diversified Telecommunication Services)	88,987

Common Stocks – (continued)
Germany – (continued)
76	Deutsche Wohnen SE (Real Estate Management & Development)	3,893
800	E.ON SE (Multi-Utilities)	10,144
46	Evonik Industries AG (Chemicals)	1,490
3,959	Evotec SE* (Life Sciences Tools & Services)	191,912
5,645	flatexDEGIRO AG* (Capital Markets)	128,230
37	Hannover Rueck SE (Insurance)	6,756
1,040	KION Group AG (Machinery)	113,598
45	LEG Immobilien SE (Real Estate Management & Development)	6,693
3,906	Merck KGaA (Pharmaceuticals)	923,085
382	METRO AG (Food & Staples Retailing)	4,829
1,268	MTU Aero Engines AG (Aerospace & Defense)	282,431
208	Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (Insurance)	61,586
215	ProSiebenSat.1 Media SE (Media)	3,601
1,644	Rheinmetall AG (Industrial Conglomerates)	159,512
27,312	RWE AG (Multi-Utilities)	1,051,284
17,776	SAP SE (Software)	2,574,162
1,171	Scout24 SE(a) (Interactive Media & Services)	81,556
5,617	Siemens AG (Industrial Conglomerates)	913,222
582	Sixt SE* (Road & Rail)	100,344
1,475	Stroeer SE & Co. KGaA (Media)	125,093
33	Symrise AG (Chemicals)	4,565
3,419	TAG Immobilien AG (Real Estate Management & Development)	103,873
148	Talanx AG* (Insurance)	7,117
866	Uniper SE (Independent Power and Renewable Electricity Producers)	38,283
24	Volkswagen AG (Automobiles)	7,802
69	Vonovia SE (Real Estate Management & Development)	4,186
146	Zalando SE*(a) (Internet & Direct Marketing Retail)	13,794

		11,647,184

Greece* – 0.0%
16,873	Alpha Bank AE (Banks)	21,511

Hong Kong – 1.0%
192,325	AIA Group Ltd. (Insurance)	2,155,388
25,000	China Mengniu Dairy Co. Ltd. (Food Products)	159,064
26,000	China Resources Beer Holdings Co. Ltd. (Beverages)	214,678
193,000	China Resources Pharmaceutical Group Ltd.(a) (Pharmaceuticals)	92,842
628,892	China South City Holdings Ltd. (Real Estate Management & Development)	46,872
50,000	CIMC Enric Holdings Ltd. (Machinery)	64,295
63,000	CITIC Ltd. (Industrial Conglomerates)	63,113

The accompanying notes are an integral part of these financial statements.	25

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Schedule of Investments (continued)

October 31, 2021

Shares	Description	Value

Common Stocks – (continued)
Hong Kong – (continued)
15,739	CK Hutchison Holdings Ltd. (Industrial Conglomerates)	$105,521
855	CLP Holdings Ltd. (Electric Utilities)	8,371
184,000	CSPC Pharmaceutical Group Ltd. (Pharmaceuticals)	192,004
2,363	Hang Lung Group Ltd. (Real Estate Management & Development)	5,533
4,205	Hong Kong Exchanges & Clearing Ltd. (Capital Markets)	253,316
36,740	Hopson Development Holdings Ltd. (Real Estate Management & Development)	99,696
29,000	Hysan Development Co. Ltd. (Real Estate Management & Development)	100,823
2,662	Kerry Logistics Network Ltd. (Air Freight & Logistics)	6,466
2,742	Kerry Properties Ltd. (Real Estate Management & Development)	7,751
23,000	Kingboard Holdings Ltd. (Electronic Equipment, Instruments & Components)	100,230
90,000	Kunlun Energy Co. Ltd. (Gas Utilities)	81,970
243,723	Lenovo Group Ltd. (Technology Hardware, Storage & Peripherals)	264,675
610	Link REIT (Equity Real Estate Investment Trusts (REITs))	5,404
16,500	LK Technology Holdings Ltd. (Machinery)	41,173
55,200	Man Wah Holdings Ltd. (Household Durables)	85,430
39,042	PCCW Ltd. (Diversified Telecommunication Services)	20,100
798	Power Assets Holdings Ltd. (Electric Utilities)	4,877
99,500	Shimao Group Holdings Ltd. (Real Estate Management & Development)	156,084
204,000	Sino Biopharmaceutical Ltd. (Pharmaceuticals)	150,426
75,715	Sinotruk Hong Kong Ltd. (Machinery)	104,508
5,121	SITC International Holdings Co. Ltd. (Marine)	17,308
39,000	Sun Art Retail Group Ltd. (Food & Staples Retailing)	22,864
15,000	Swire Pacific Ltd. Class A (Real Estate Management & Development)	94,299
13,214	Techtronic Industries Co. Ltd. (Machinery)	271,485
512,000	Truly International Holdings Ltd. (Electronic Equipment, Instruments & Components)	166,925
945	VTech Holdings Ltd. (Communications Equipment)	7,277
38,000	Yue Yuen Industrial Holdings Ltd.* (Textiles, Apparel & Luxury Goods)	80,663

		5,251,431

Common Stocks – (continued)
Hungary* – 0.1%
7,455	OTP Bank Nyrt (Banks)	447,952

India – 1.8%
12,682	Adani Enterprises Ltd. (Trading Companies & Distributors)	241,436
28,946	Adani Power Ltd.* (Independent Power and Renewable Electricity Producers)	38,842
5,563	Adani Total Gas Ltd. (Gas Utilities)	106,938
6,190	Adani Transmission Ltd.* (Electric Utilities)	145,812
2,676	Apollo Hospitals Enterprise Ltd. (Health Care Providers & Services)	152,648
8,019	Asian Paints Ltd. (Chemicals)	332,334
5,070	Bajaj Finance Ltd. (Consumer Finance)	502,786
590	Bajaj Finserv Ltd. (Diversified Financial Services)	140,856
9,609	Balkrishna Industries Ltd. (Auto Components)	316,536
6,341	Bharat Forge Ltd. (Auto Components)	65,194
1,113	Colgate-Palmolive India Ltd. (Personal Products)	22,959
450	Deepak Nitrite Ltd. (Chemicals)	13,430
3,684	Divi’s Laboratories Ltd. (Life Sciences Tools & Services)	253,490
614	Dr Lal PathLabs Ltd.(a) (Health Care Providers & Services)	28,840
12,553	Escorts Ltd. (Machinery)	263,914
943	Gland Pharma Ltd.*(a) (Pharmaceuticals)	46,656
41,026	HDFC Bank Ltd. (Banks)	869,088
12,219	Housing Development Finance Corp. Ltd. (Thrifts & Mortgage Finance)	465,870
9,121	ICICI Bank Ltd. (Banks)	98,207
8,140	Indian Railway Catering & Tourism Corp. Ltd. (Commercial Services & Supplies)	92,219
1,660	Info Edge India Ltd. (Interactive Media & Services)	135,087
21,613	Infosys Ltd. (IT Services)	483,673
26,360	Infosys Ltd. ADR (IT Services)	587,301
11,793	JSW Steel Ltd. (Metals & Mining)	105,624
756	L&T Technology Services Ltd.(a) (Professional Services)	47,831
1,542	Larsen & Toubro Infotech Ltd.(a) (IT Services)	137,952
13,056	Laurus Labs Ltd.(a) (Pharmaceuticals)	90,174
2,914	Mindtree Ltd. (IT Services)	175,329
71,203	Motherson Sumi Systems Ltd. (Auto Components)	213,376
97	MRF Ltd. (Auto Components)	100,298
96	Page Industries Ltd. (Textiles, Apparel & Luxury Goods)	48,373
28,035	Power Finance Corp. Ltd. (Diversified Financial Services)	49,966
60,266	REC Ltd. (Diversified Financial Services)	119,947
14,283	Reliance Industries Ltd. (Oil, Gas & Consumable Fuels)	484,696

26	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Shares	Description	Value

Common Stocks – (continued)
India – (continued)
562	SRF Ltd. (Chemicals)	$15,915
62,137	State Bank of India (Banks)	418,064
18,939	Sun Pharmaceutical Industries Ltd. (Pharmaceuticals)	201,390
12,224	Tata Consultancy Services Ltd. (IT Services)	555,636
796	Tata Elxsi Ltd. (Software)	62,531
33,367	Tata Motors Ltd.* (Automobiles)	214,650
5,979	Tata Steel Ltd. (Metals & Mining)	105,415
10,029	Tech Mahindra Ltd. (IT Services)	198,515
5,036	Titan Co. Ltd. (Textiles, Apparel & Luxury Goods)	160,685
3,475	UltraTech Cement Ltd. (Construction Materials)	354,899

		9,265,382

Indonesia – 0.2%
790,000	Aneka Tambang Tbk (Metals & Mining)	130,738
706,200	Bank Mandiri Persero Tbk PT (Banks)	357,035
1,142,400	Bank Rakyat Indonesia Persero Tbk PT (Banks)	342,930
874,900	Multipolar Tbk PT* (Multiline Retail)	24,948
237,600	Telekomunikasi Indonesia Persero Tbk PT (Diversified Telecommunication Services)	63,507

		919,158

Ireland – 1.8%
3,030	Accenture PLC Class A (IT Services)	1,087,134
24	Allegion PLC (Building Products)	3,079
14,322	Aon PLC Class A (Insurance)	4,581,894
30,452	Bank of Ireland Group PLC* (Banks)	181,408
271	Eaton Corp. PLC (Electrical Equipment)	44,650
4	Flutter Entertainment PLC* (Hotels, Restaurants & Leisure)	757
495	Glanbia PLC (Food Products)	8,084
11,939	Grafton Group PLC (Trading Companies & Distributors)	219,290
2,670	ICON PLC* (Life Sciences Tools & Services)	765,676
570	Johnson Controls International PLC (Building Products)	41,821
87	Kerry Group PLC Class A (Food Products)	11,676
2,021	Linde PLC (Chemicals)	649,995
95	Medtronic PLC (Health Care Equipment & Supplies)	11,387
78	Pentair PLC (Machinery)	5,770
11,966	Ryanair Holdings PLC ADR* (Airlines)	1,358,261
66	Seagate Technology Holdings PLC (Technology Hardware, Storage & Peripherals)	5,879
2,698	STERIS PLC (Health Care Equipment & Supplies)	630,630

Common Stocks – (continued)
Ireland – (continued)
172	Trane Technologies PLC (Building Products)	31,120

		9,638,511

Israel – 0.2%
1,414	Bank Leumi Le-Israel BM (Banks)	13,510
120,377	Bezeq The Israeli Telecommunication Corp. Ltd.* (Diversified Telecommunication Services)	150,996
4,404	Check Point Software Technologies Ltd.* (Software)	526,719
811	CyberArk Software Ltd.* (Software)	146,069
3,182	Israel Discount Bank Ltd. Class A* (Banks)	19,226
24	Nice Ltd.* (Software)	6,785
89	Paz Oil Co. Ltd.* (Oil, Gas & Consumable Fuels)	11,343
1,257	The Phoenix Holdings Ltd. (Insurance)	15,888
5,340	Tower Semiconductor Ltd.* (Semiconductors & Semiconductor Equipment)	170,186

		1,060,722

Italy – 0.9%
1,500	Assicurazioni Generali SpA (Insurance)	32,663
15,281	Banca Mediolanum SpA (Diversified Financial Services)	153,988
75,712	BPER Banca (Banks)	166,004
4,685	Buzzi Unicem SpA (Construction Materials)	109,270
147,460	Enel SpA (Electric Utilities)	1,234,503
21,738	Eni SpA (Oil, Gas & Consumable Fuels)	311,559
3,700	ERG SpA (Independent Power and Renewable Electricity Producers)	133,659
32,687	Hera SpA (Multi-Utilities)	133,730
49	Interpump Group SpA (Machinery)	3,609
172,615	Intesa Sanpaolo SpA (Banks)	490,602
11,215	Mediobanca Banca di Credito Finanziario SpA* (Banks)	133,826
834	Poste Italiane SpA(a) (Insurance)	11,911
4,130	Prysmian SpA (Electrical Equipment)	156,151
22,129	Snam SpA (Gas Utilities)	125,334
1,103	Terna—Rete Elettrica Nazionale (Electric Utilities)	8,218
124,211	UniCredit SpA (Banks)	1,642,000

		4,847,027

Japan – 4.3%
2,100	ABC-Mart, Inc. (Specialty Retail)	100,934
1	Activia Properties, Inc. (Equity Real Estate Investment Trusts (REITs))	4,100
2,700	ADEKA Corp (Chemicals)	60,062
4	Advance Residence Investment Corp. (Equity Real Estate Investment Trusts (REITs))	13,126

The accompanying notes are an integral part of these financial statements.	27

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Schedule of Investments (continued)

October 31, 2021

Shares	Description	Value

Common Stocks – (continued)
Japan – (continued)
3,400	Aeon Co. Ltd. (Food & Staples Retailing)	$78,216
300	Air Water, Inc. (Chemicals)	4,590
600	Aisin Corp. (Auto Components)	21,956
100	Alfresa Holdings Corp. (Health Care Providers & Services)	1,410
17,000	Amada Co. Ltd. (Machinery)	167,951
7,200	Anritsu Corp. (Electronic Equipment, Instruments & Components)	119,394
600	Azbil Corp. (Electronic Equipment, Instruments & Components)	25,580
100	Bridgestone Corp. (Auto Components)	4,424
4,700	Canon Marketing Japan, Inc. (Electronic Equipment, Instruments & Components)	93,109
1,100	Canon, Inc. (Technology Hardware, Storage & Peripherals)	25,013
6,000	Casio Computer Co. Ltd. (Household Durables)	84,907
2,200	Chubu Electric Power Co., Inc. (Electric Utilities)	22,772
100	Chugai Pharmaceutical Co. Ltd. (Pharmaceuticals)	3,739
5,500	CKD Corp. (Machinery)	109,038
200	Cosmo Energy Holdings Co. Ltd. (Oil, Gas & Consumable Fuels)	4,089
1,050	Cosmos Pharmaceutical Corp. (Food & Staples Retailing)	160,458
4,300	Daikin Industries Ltd. (Building Products)	941,763
500	Daio Paper Corp. (Paper & Forest Products)	8,798
9	Daiwa House REIT Investment Corp. (Equity Real Estate Investment Trusts (REITs))	25,827
2,600	Denka Co. Ltd (Chemicals)	85,122
5,500	Denso Corp. (Auto Components)	398,723
100	Ebara Corp. (Machinery)	5,457
400	Electric Power Development Co. Ltd. (Independent Power and Renewable Electricity Producers)	5,288
29,600	ENEOS Holdings, Inc. (Oil, Gas & Consumable Fuels)	119,355
6,100	EXEO Group, Inc. (Construction & Engineering)	140,996
7,700	FANUC Corp. (Machinery)	1,521,682
600	FUJIFILM Holdings Corp. (Technology Hardware, Storage & Peripherals)	46,366
50	Fujitsu Ltd. (IT Services)	8,641
5,300	Fukuoka Financial Group, Inc. (Banks)	95,216
83	GLP J-REIT (Equity Real Estate Investment Trusts (REITs))	135,378
500	GS Yuasa Corp. (Electrical Equipment)	10,885
2,700	Hanwa Co. Ltd. (Trading Companies & Distributors)	81,104
18,400	Hitachi Ltd. (Industrial Conglomerates)	1,060,291
300	Honda Motor Co. Ltd. (Automobiles)	8,873
2,500	House Foods Group, Inc. (Food Products)	71,730

Common Stocks – (continued)
Japan – (continued)
6,000	Hoya Corp. (Health Care Equipment & Supplies)	883,251
800	Iida Group Holdings Co. Ltd. (Household Durables)	19,724
2	Industrial & Infrastructure Fund Investment Corp. (Equity Real Estate Investment Trusts (REITs))	3,667
4,200	Internet Initiative Japan, Inc. (Diversified Telecommunication Services)	146,951
11,800	ITOCHU Corp. (Trading Companies & Distributors)	336,546
1,300	Itoham Yonekyu Holdings, Inc. (Food Products)	7,927
500	Iwatani Corp. (Oil, Gas & Consumable Fuels)	29,533
2,100	Jafco Group Co. Ltd. (Capital Markets)	133,050
189	Japan Hotel REIT Investment Corp. (Equity Real Estate Investment Trusts (REITs))	114,139
4	Japan Logistics Fund, Inc. (Equity Real Estate Investment Trusts (REITs))	11,950
6	Japan Metropolitan Fund Investment Corp. (Equity Real Estate Investment Trusts (REITs))	5,511
2,200	Japan Post Holdings Co. Ltd. (Insurance)	16,905
1	Japan Real Estate Investment Corp. (Equity Real Estate Investment Trusts (REITs))	6,129
16,400	Japan Tobacco, Inc. (Tobacco)	321,951
1,700	K’s Holdings Corp. (Specialty Retail)	17,549
400	Kajima Corp. (Construction & Engineering)	4,925
7,000	Kamigumi Co. Ltd. (Transportation Infrastructure)	140,945
700	Kandenko Co. Ltd. (Construction & Engineering)	5,426
100	Kaneka Corp. (Chemicals)	3,835
100	KDDI Corp. (Wireless Telecommunication Services)	3,058
48	Kenedix Residential Next Investment Corp. (Equity Real Estate Investment Trusts (REITs))	92,315
1,320	Keyence Corp. (Electronic Equipment, Instruments & Components)	796,771
400	Kinden Corp. (Construction & Engineering)	6,564
310	Koei Tecmo Holdings Co. Ltd. (Entertainment)	14,430
6,200	Koito Manufacturing Co. Ltd. (Auto Components)	351,777
400	KOKUYO Co. Ltd. (Commercial Services & Supplies)	6,088
300	Konami Holdings Corp. (Entertainment)	16,509
600	Konica Minolta, Inc. (Technology Hardware, Storage & Peripherals)	2,970
2,800	Kose Corp. (Personal Products)	325,152

28	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Shares	Description	Value

Common Stocks – (continued)
Japan – (continued)
31,600	Kubota Corp. (Machinery)	$673,175
2,100	Kumagai Gumi Co. Ltd. (Construction & Engineering)	51,978
8,500	Kyocera Corp. (Electronic Equipment, Instruments & Components)	497,649
2,200	Kyudenko Corp. (Construction & Engineering)	69,784
4,800	Kyushu Electric Power Co., Inc. (Electric Utilities)	33,813
7	LaSalle Logiport REIT (Equity Real Estate Investment Trusts (REITs))	11,645
3,300	Lasertec Corp. (Semiconductors & Semiconductor Equipment)	715,821
100	Lawson, Inc. (Food & Staples Retailing)	4,836
100	Lixil Corp. (Building Products)	2,569
1,700	M&A Capital Partners Co, Ltd.* (Capital Markets)	95,888
5,100	Marubeni Corp. (Trading Companies & Distributors)	43,275
2,310	MatsukiyoCocokara & Co. (Food & Staples Retailing)	102,424
1,400	Medipal Holdings Corp. (Health Care Providers & Services)	25,329
6,400	Mirait Holdings Corp. (Construction & Engineering)	123,089
9,500	Mitsubishi Chemical Holdings Corp. (Chemicals)	78,636
1,600	Mitsubishi Corp. (Trading Companies & Distributors)	50,877
400	Mitsubishi Gas Chemical Co., Inc. (Chemicals)	8,050
19,700	Mitsubishi HC Capital Inc. (Diversified Financial Services)	98,780
100	Mitsubishi Shokuhin Co. Ltd. (Food & Staples Retailing)	2,574
1,600	Mitsui & Co. Ltd. (Trading Companies & Distributors)	36,615
200	Mitsui Chemicals, Inc. (Chemicals)	5,947
25	Mitsui Fudosan Logistics Park, Inc. (Equity Real Estate Investment Trusts (REITs))	132,924
100	Mitsui OSK Lines Ltd. (Marine)	6,305
1,300	Mizuho Leasing Co. Ltd (Diversified Financial Services)	40,166
2	Mori Hills REIT Investment Corp. (Equity Real Estate Investment Trusts (REITs))	2,712
3,200	Morinaga Milk Industry Co. Ltd. (Food Products)	187,535
9,800	Murata Manufacturing Co. Ltd. (Electronic Equipment, Instruments & Components)	726,950
3,400	MUSASHI SEIMITSU INDUSTRY Co. Ltd. (Auto Components)	63,992
1,100	Nagase & Co. Ltd. (Trading Companies & Distributors)	18,618

Common Stocks – (continued)
Japan – (continued)
300	NEC Networks & System Integration Corp. (IT Services)	4,827
4,100	NET One Systems Co. Ltd. (IT Services)	134,453
100	NH Foods Ltd. (Food Products)	3,517
550	Nidec Corp. (Electrical Equipment)	60,917
100	Nifco, Inc. (Auto Components)	3,190
3,000	Nihon Unisys Ltd. (IT Services)	84,290
400	Nippo Corp. (Construction & Engineering)	14,150
2,000	Nippon Express Co. Ltd. (Road & Rail)	125,189
9	Nippon Prologis REIT, Inc. (Equity Real Estate Investment Trusts (REITs))	30,060
19	NIPPON REIT Investment Corp. (Equity Real Estate Investment Trusts (REITs))	73,040
1,500	Nippon Shinyaku Co. Ltd. (Pharmaceuticals)	120,175
200	Nippon Steel Corp. (Metals & Mining)	3,507
1,300	Nippon Telegraph & Telephone Corp. (Diversified Telecommunication Services)	36,425
1,500	Nippon Yusen KK (Marine)	108,086
1,700	Nissan Motor Co. Ltd.* (Automobiles)	8,653
7	Nomura Real Estate Master Fund, Inc. (Equity Real Estate Investment Trusts (REITs))	10,482
1,100	Obayashi Corp. (Construction & Engineering)	9,286
200	Oji Holdings Corp. (Paper & Forest Products)	991
29,600	Olympus Corp. (Health Care Equipment & Supplies)	641,226
500	ORIX Corp. (Diversified Financial Services)	9,938
500	Osaka Gas Co. Ltd. (Gas Utilities)	8,059
15,000	Penta-Ocean Construction Co. Ltd. (Construction & Engineering)	103,364
6,100	Persol Holdings Co. Ltd. (Professional Services)	163,960
2,200	Rengo Co. Ltd. (Containers & Packaging)	16,683
100	Rinnai Corp. (Household Durables)	10,267
5,800	Ryohin Keikaku Co. Ltd. (Multiline Retail)	114,296
3,000	Sankyu, Inc. (Road & Rail)	135,440
2,400	Sato Holdings Corp. (Commercial Services & Supplies)	55,319
10,100	Sega Sammy Holdings, Inc. (Leisure Products)	143,626
200	Seiko Epson Corp. (Technology Hardware, Storage & Peripherals)	3,561
5,700	Sekisui House Ltd. (Household Durables)	118,507
10	Sekisui House Reit, Inc. (Equity Real Estate Investment Trusts (REITs))	7,560
3,700	Seria Co. Ltd. (Multiline Retail)	122,151
700	Seven & i Holdings Co. Ltd. (Food & Staples Retailing)	29,389
600	Shikoku Electric Power Co. Inc. (Electric Utilities)	3,908

The accompanying notes are an integral part of these financial statements.	29

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Schedule of Investments (continued)

October 31, 2021

Shares	Description	Value

Common Stocks – (continued)
Japan – (continued)
200	Shimizu Corp. (Construction & Engineering)	$1,465
1,900	Shin-Etsu Chemical Co. Ltd. (Chemicals)	338,833
100	Shinko Electric Industries Co. Ltd. (Semiconductors & Semiconductor Equipment)	4,029
3,700	Ship Healthcare Holdings, Inc. (Health Care Providers & Services)	97,186
800	SMC Corp. (Machinery)	477,412
3,900	Sodick Co. Ltd. (Machinery)	30,064
1,000	SoftBank Corp. (Wireless Telecommunication Services)	13,650
200	SoftBank Group Corp. (Wireless Telecommunication Services)	10,827
2,480	Sojitz Corp. (Trading Companies & Distributors)	40,918
8,100	Sompo Holdings, Inc. (Insurance)	351,271
6,300	Sony Group Corp. (Household Durables)	729,517
100	Sugi Holdings Co. Ltd. (Food & Staples Retailing)	7,160
3,400	Sumitomo Bakelite Co. Ltd. (Chemicals)	152,805
3,200	Sumitomo Chemical Co. Ltd. (Chemicals)	15,764
200	Sumitomo Corp. (Trading Companies & Distributors)	2,850
9,300	Sumitomo Forestry Co. Ltd. (Household Durables)	177,639
5,200	Sumitomo Heavy Industries Ltd. (Machinery)	133,877
100	Sumitomo Metal Mining Co. Ltd. (Metals & Mining)	3,879
19,100	Sumitomo Mitsui Financial Group, Inc. (Banks)	619,788
1,900	Sumitomo Rubber Industries Ltd. (Auto Components)	23,416
100	Takashimaya Co. Ltd. (Multiline Retail)	926
44,900	Takeda Pharmaceutical Co. Ltd. (Pharmaceuticals)	1,260,155
1,700	Teijin Ltd. (Chemicals)	22,819
14,900	Terumo Corp. (Health Care Equipment & Supplies)	657,325
17,200	The Chiba Bank Ltd. (Banks)	106,609
3,000	The Chugoku Electric Power Co., Inc. (Electric Utilities)	24,885
300	The Kansai Electric Power Co., Inc. (Electric Utilities)	2,762
7,500	The Yokohama Rubber Co. Ltd. (Auto Components)	126,909
4,100	TIS, Inc. (IT Services)	111,696
400	Toda Corp. (Construction & Engineering)	2,520
4,300	Tohoku Electric Power Co., Inc. (Electric Utilities)	27,899
7,900	Tokai Carbon Co. Ltd. (Chemicals)	103,338
2,600	Tokyo Ohka Kogyo Co. Ltd. (Chemicals)	165,293
800	Tokyotokeiba Co. Ltd. (Hotels, Restaurants & Leisure)	31,697

Common Stocks – (continued)
Japan – (continued)
25,500	Tokyu Fudosan Holdings Corp. (Real Estate Management & Development)	147,757
500	Toppan Printing Co. Ltd. (Commercial Services & Supplies)	8,071
2,900	Towa Pharmaceutical Co. Ltd. (Pharmaceuticals)	74,555
2,200	Toyo Suisan Kaisha Ltd. (Food Products)	94,796
4,200	Toyoda Gosei Co. Ltd. (Auto Components)	85,942
600	Toyota Boshoku Corp. (Auto Components)	11,536
700	Toyota Motor Corp. (Automobiles)	12,351
400	Toyota Tsusho Corp. (Trading Companies & Distributors)	17,350
900	Ube Industries Ltd. (Chemicals)	16,768
3,400	Ulvac, Inc. (Semiconductors & Semiconductor Equipment)	190,757
2	United Urban Investment Corp. (Equity Real Estate Investment Trusts (REITs))	2,493
6,100	Yamada Holdings Co. Ltd. (Specialty Retail)	23,310
100	Yaoko Co. Ltd. (Food & Staples Retailing)	5,952
1,100	Z Holdings Corp. (Interactive Media & Services)	6,829
2,200	Zenkoku Hosho Co. Ltd. (Diversified Financial Services)	106,314
6,100	Zeon Corp. (Chemicals)	72,370

		22,886,693

Luxembourg – 0.3%
4,548	Adecoagro SA* (Food Products)	39,840
1,945	APERAM SA (Metals & Mining)	115,968
10,986	ArcelorMittal SA (Metals & Mining)	371,548
33,770	B&M European Value Retail SA (Multiline Retail)	292,574
70	Eurofins Scientific SE (Life Sciences Tools & Services)	8,261
1,540	Globant SA* (IT Services)	491,552
934	L’Occitane International SA (Personal Products)	3,341
381	RTL Group SA* (Media)	22,006
299	Tenaris SA (Energy Equipment & Services)	3,330

		1,348,420

Macau* – 0.1%
309,600	Sands China Ltd. (Hotels, Restaurants & Leisure)	705,632

Malaysia – 0.1%
30,900	D&O Green Technologies Bhd (Semiconductors & Semiconductor Equipment)	42,170
87,700	Hartalega Holdings Bhd (Health Care Equipment & Supplies)	124,106

30	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Shares	Description	Value

Common Stocks – (continued)
Malaysia – (continued)
176,200	Inari Amertron Bhd (Electronic Equipment, Instruments & Components)	$165,061
50,400	Kossan Rubber Industries Bhd (Health Care Equipment & Supplies)	28,724
153,900	Supermax Corp. Bhd (Health Care Equipment & Supplies)	71,357
261,600	Top Glove Corp. Bhd (Health Care Equipment & Supplies)	171,831

		603,249

Mauritius – 0.0%
19,000	Golden Agri-Resources Ltd. (Food Products)	3,726

Mexico – 0.4%
404,173	Cemex SAB de CV* (Construction Materials)	385,340
960	Controladora Vuela Cia de Aviacion SAB de CV ADR* (Airlines)	17,376
19,900	Grupo Bimbo SAB de CV Series A (Food Products)	58,904
92,824	Grupo Financiero Banorte SAB de CV Class O (Banks)	587,702
95,200	Grupo Mexico SAB de CV Series B (Metals & Mining)	417,644
10,100	Orbia Advance Corp. SAB de CV (Chemicals)	26,251
105,500	Wal-Mart de Mexico SAB de CV (Food & Staples Retailing)	367,979

		1,861,196

Netherlands – 1.7%
3,578	Aalberts NV (Machinery)	198,037
230	Adyen NV*(a) (IT Services)	693,981
4,393	Airbus SE* (Aerospace & Defense)	563,543
10,795	Akzo Nobel NV (Chemicals)	1,240,529
1,905	Arcadis NV (Construction & Engineering)	92,851
144	ASM International NV (Semiconductors & Semiconductor Equipment)	65,172
1,280	ASML Holding NV (Semiconductors & Semiconductor Equipment)	1,040,487
4,715	ASR Nederland NV (Insurance)	220,399
1,831	Euronext NV(a) (Capital Markets)	205,996
463	EXOR NV (Diversified Financial Services)	43,675
3,200	Ferrari NV (Automobiles)	759,318
8	IMCD NV (Trading Companies & Distributors)	1,776
63,752	ING Groep NV (Banks)	967,048
7,013	Koninklijke Ahold Delhaize NV (Food & Staples Retailing)	228,150
96	Koninklijke DSM NV (Chemicals)	20,974
1,322	Koninklijke KPN NV (Diversified Telecommunication Services)	3,950

Common Stocks – (continued)
Netherlands – (continued)
15,522	Koninklijke Philips NV (Health Care Equipment & Supplies)	732,253
1,696	NN Group NV (Insurance)	90,663
38,444	PostNL NV (Air Freight & Logistics)	166,852
7,007	QIAGEN NV* (Life Sciences Tools & Services)	385,483
6,729	Randstad NV (Professional Services)	483,461
784	Shop Apotheke Europe NV*(a) (Food & Staples Retailing)	118,894
2,739	Signify NV(a) (Electrical Equipment)	132,722
351	Universal Music Group NV (Entertainment)	10,191
948	Wolters Kluwer NV (Professional Services)	99,273
2,300	Yandex NV Class A* (Interactive Media & Services)	190,532

		8,756,210

New Zealand – 0.0%
144	Fisher & Paykel Healthcare Corp. Ltd. (Health Care Equipment & Supplies)	3,226
1,221	Fletcher Building Ltd. (Building Products)	6,280
980	Infratil, Ltd. (Electric Utilities)	5,815
179	Mainfreight Ltd. (Air Freight & Logistics)	11,535
505	Spark New Zealand Ltd. (Diversified Telecommunication Services)	1,653

		28,509

Norway – 0.0%
85	Aker ASA (Diversified Financial Services)	7,835
205	Equinor ASA (Oil, Gas & Consumable Fuels)	5,194
15,854	LINK Mobility Group Holding ASA* (Software)	51,130
4,523	Norsk Hydro ASA (Metals & Mining)	33,224
1,864	Orkla ASA (Food Products)	18,130
286	Telenor ASA (Diversified Telecommunication Services)	4,519
102	Yara International ASA (Chemicals)	5,331

		125,363

Panama* – 0.0%
2,400	Copa Holdings SA Class A (Airlines)	177,504

Peru – 0.1%
1,951	Credicorp Ltd. (Banks)	252,967

Poland – 0.0%
3,467	Bank Polska Kasa Opieki SA (Banks)	114,550
44	KGHM Polska Miedz SA (Metals & Mining)	1,692
8	LPP SA (Textiles, Apparel & Luxury Goods)	28,734

The accompanying notes are an integral part of these financial statements.	31

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Schedule of Investments (continued)

October 31, 2021

Shares	Description	Value

Common Stocks – (continued)
Poland – (continued)
8,556	PGE Polska Grupa Energetyczna SA* (Electric Utilities)	$21,054
836	Polski Koncern Naftowy ORLEN SA (Oil, Gas & Consumable Fuels)	18,030
7,675	Polskie Gornictwo Naftowe i Gazownictwo SA (Oil, Gas & Consumable Fuels)	11,573

		195,633

Portugal – 0.1%
1,468	EDP—Energias de Portugal SA (Electric Utilities)	8,283
26,254	Galp Energia SGPS SA (Oil, Gas & Consumable Fuels)	272,725
298	Jeronimo Martins SGPS SA (Food & Staples Retailing)	6,752
96,435	Sonae SGPS SA (Food & Staples Retailing)	106,154

		393,914

Puerto Rico – 0.2%
1,938	EVERTEC, Inc. (IT Services)	87,617
11,580	Popular, Inc. (Banks)	943,075

		1,030,692

Qatar – 0.1%
143,264	Barwa Real Estate Co. (Real Estate Management & Development)	124,212
40,432	Industries Qatar QSC (Industrial Conglomerates)	176,120
6,944	Qatar Islamic Bank SAQ (Banks)	35,130
178,724	United Development Co. QSC (Real Estate Management & Development)	76,408

		411,870

Russia – 0.6%
23,642	Gazprom PJSC ADR (Oil, Gas & Consumable Fuels)	232,874
5,363	LUKOIL PJSC ADR (Oil, Gas & Consumable Fuels)	546,655
11,950	Magnit PJSC GDR (Food & Staples Retailing)	221,314
769	Novatek PJSC GDR (Oil, Gas & Consumable Fuels)	194,941
4,763	Novolipetsk Steel PJSC (Metals & Mining)	150,416
52,259	Sberbank of Russia PJSC ADR (Banks)	1,048,672
4,440	Severstal PJSC GDR (Metals & Mining)	101,498
76,000	Surgutneftegas PJSC ADR (Oil, Gas & Consumable Fuels)	367,574
95,997	VTB Bank PJSC GDR* (Banks)	139,772

		3,003,716

Singapore – 0.3%
113,700	ComfortDelGro Corp. Ltd. (Road & Rail)	131,777

Common Stocks – (continued)
Singapore – (continued)
23,700	DBS Group Holdings Ltd. (Banks)	553,818
129,451	Frasers Logistics & Commercial Trust (Equity Real Estate Investment Trusts (REITs))	145,766
300	Jardine Cycle & Carriage Ltd. (Distributors)	5,015
1,900	Keppel Corp. Ltd. (Industrial Conglomerates)	7,582
54,200	Keppel DC REIT (Equity Real Estate Investment Trusts (REITs))	95,971
59,120	Mapletree Industrial Trust (Equity Real Estate Investment Trusts (REITs))	120,686
8,960	Mapletree Logistics Trust (Equity Real Estate Investment Trusts (REITs))	13,436
14,925	NetLink NBN Trust (Diversified Telecommunication Services)	11,285
2,415	Olam International Ltd. (Food & Staples Retailing)	3,044
600	Oversea-Chinese Banking Corp. Ltd. (Banks)	5,245
1,263	Sea Ltd. ADR* (Entertainment)	433,929
2,653	Sembcorp Industries Ltd. (Multi-Utilities)	3,960
500	Singapore Exchange Ltd. (Capital Markets)	3,588
3,400	Singapore Press Holdings Ltd. (Media)	5,034
6,904	Wilmar International Ltd. (Food Products)	22,073
130,500	Yangzijiang Shipbuilding Holdings Ltd. (Machinery)	137,775

		1,699,984

South Africa – 0.2%
2,294	Absa Group Ltd. (Banks)	20,985
5,629	Bid Corp. Ltd. (Food & Staples Retailing)	120,812
1,846	Capitec Bank Holdings Ltd. (Banks)	206,266
6,094	Clicks Group Ltd. (Food & Staples Retailing)	111,244
25,011	FirstRand Ltd. (Diversified Financial Services)	95,009
8,815	Investec Ltd. (Capital Markets)	40,396
25,906	MTN Group* (Wireless Telecommunication Services)	232,302
17,562	MultiChoice Group (Media)	139,657
6,139	Nedbank Group Ltd. (Banks)	69,954
7,782	Sasol Ltd.* (Chemicals)	130,706
1,987	The Foschini Group Ltd.* (Specialty Retail)	16,872
20,518	Truworths International Ltd. (Specialty Retail)	72,428

		1,256,631

South Korea – 2.2%
338	AfreecaTV Co. Ltd. (Interactive Media & Services)	55,997

32	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Shares	Description	Value

Common Stocks – (continued)
South Korea – (continued)
11,298	BNK Financial Group, Inc. (Banks)	$85,176
159	CJ CheilJedang Corp. (Food Products)	51,676
75	CJ Corp. (Industrial Conglomerates)	6,166
1,875	Daewoo Engineering & Construction Co. Ltd.* (Construction & Engineering)	10,039
101	DB Insurance Co. Ltd. (Insurance)	5,133
1,650	DGB Financial Group, Inc. (Banks)	14,620
1,711	E-MART, Inc. (Food & Staples Retailing)	246,302
544	GS Holdings Corp. (Oil, Gas & Consumable Fuels)	19,701
7,199	Hana Financial Group, Inc. (Banks)	277,592
174	Hankook Tire & Technology Co. Ltd. (Auto Components)	6,165
280	Hanwha Corp. (Industrial Conglomerates)	8,060
2,544	Hanwha Life Insurance Co. Ltd. (Insurance)	7,580
189	Hyundai Marine & Fire Insurance Co. Ltd. (Insurance)	4,251
407	Hyundai Mobis Co. Ltd. (Auto Components)	87,981
2,918	Hyundai Motor Co. (Automobiles)	521,900
3,671	Industrial Bank of Korea (Banks)	34,745
3,770	Kakao Corp. (Interactive Media & Services)	405,593
2,414	KakaoBank Corp.* (Banks)	130,352
8,462	KB Financial Group, Inc. (Banks)	409,594
46	KCC Corp. (Chemicals)	13,151
14,056	Kia Corp. (Automobiles)	1,025,699
551	Korea Investment Holdings Co. Ltd. (Capital Markets)	41,210
1,468	KT Corp. (Diversified Telecommunication Services)	38,328
1,903	KT Corp. ADR (Diversified Telecommunication Services)	24,377
70	KT&G Corp. (Tobacco)	4,862
326	Kumho Petrochemical Co. Ltd. (Chemicals)	47,967
2,974	LG Display Co. Ltd.* (Electronic Equipment, Instruments & Components)	50,262
2,902	LG Electronics, Inc. (Household Durables)	300,223
124	LG Innotek Co. Ltd. (Electronic Equipment, Instruments & Components)	22,290
1,499	NAVER Corp. (Interactive Media & Services)	521,176
588	POSCO (Metals & Mining)	149,135
240	Posco International Corp. (Trading Companies & Distributors)	4,472
856	S-Oil Corp. (Oil, Gas & Consumable Fuels)	74,898
598	Samsung Biologics Co. Ltd.*(a) (Life Sciences Tools & Services)	445,503
44,195	Samsung Electronics Co. Ltd. (Technology Hardware, Storage & Peripherals)	2,646,092

Common Stocks – (continued)
South Korea – (continued)
951	Samsung Electronics Co. Ltd. GDR (Technology Hardware, Storage & Peripherals)	1,423,968
769	Seegene, Inc. (Biotechnology)	35,183
17,200	Shinhan Financial Group Co. Ltd. (Banks)	561,527
261	SK Bioscience Co. Ltd.* (Biotechnology)	51,371
94	SK Holdings Co. Ltd. (Industrial Conglomerates)	19,617
11,792	SK Hynix, Inc. (Semiconductors & Semiconductor Equipment)	1,039,471
1,088	SK IE Technology Co. Ltd.*(a) (Chemicals)	154,832
129	SK Innovation Co. Ltd.* (Oil, Gas & Consumable Fuels)	26,903
807	SK Telecom Co. Ltd. (Wireless Telecommunication Services)	213,683
8,205	Woori Financial Group, Inc. (Banks)	93,276

		11,418,099

Spain – 0.9%
5,284	Aena SME SA*(a) (Transportation Infrastructure)	867,826
36,939	Amadeus IT Group SA* (IT Services)	2,471,140
78,815	Banco Bilbao Vizcaya Argentaria SA (Banks)	551,557
288,854	CaixaBank SA (Banks)	830,358
42	Cellnex Telecom SA(a) (Diversified Telecommunication Services)	2,583
160	EDP Renovaveis SA (Independent Power and Renewable Electricity Producers)	4,458
2,436	Enagas SA (Gas Utilities)	54,662
201	Fluidra SA (Machinery)	7,677
3,544	Iberdrola SA (Electric Utilities)	41,849
1,078	Repsol SA (Oil, Gas & Consumable Fuels)	13,808
631	Siemens Gamesa Renewable Energy SA* (Electrical Equipment)	17,123
10,380	Telefonica SA (Diversified Telecommunication Services)	45,087

		4,908,128

Sweden – 0.6%
7,050	AAK AB (Food Products)	154,199
84	Alfa Laval AB (Machinery)	3,603
10,600	Atlas Copco AB Class A (Machinery)	682,626
146	Castellum AB (Real Estate Management & Development)	3,891
3,565	Cint Group AB* (Software)	53,799
288	Electrolux AB (Household Durables)	6,536
3,821	Essity AB Class B (Household Products)	123,769
3,300	Evolution AB(a) (Hotels, Restaurants & Leisure)	535,728

The accompanying notes are an integral part of these financial statements.	33

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Schedule of Investments (continued)

October 31, 2021

Shares	Description	Value

Common Stocks – (continued)
Sweden – (continued)
34	Fastighets AB Balder* (Real Estate Management & Development)	$2,465
148	Getinge AB Class B (Health Care Equipment & Supplies)	6,623
11,499	Husqvarna AB Class B (Household Durables)	163,871
106	Industrivarden AB Class A (Diversified Financial Services)	3,497
161	Industrivarden AB Class C (Diversified Financial Services)	5,237
732	Investor AB Class A (Diversified Financial Services)	16,935
3,288	Investor AB Class B (Diversified Financial Services)	75,867
34	Kinnevik AB Class A* (Diversified Financial Services)	1,372
2,398	Kinnevik AB Class B* (Diversified Financial Services)	94,124
154	L E Lundbergforetagen AB Class B (Diversified Financial Services)	8,879
4,755	Loomis AB (Commercial Services & Supplies)	128,398
3,994	Lundin Energy AB (Oil, Gas & Consumable Fuels)	157,737
2,681	Mycronic AB (Electronic Equipment, Instruments & Components)	62,215
5,536	Nibe Industrier AB Class B (Building Products)	82,341
18,240	Samhallsbyggnadsbolaget i Norden AB (Real Estate Management & Development)	122,336
198	Securitas AB Class B (Commercial Services & Supplies)	3,280
173	Skanska AB Class B (Construction & Engineering)	4,399
149	Svenska Cellulosa AB SCA Class B (Paper & Forest Products)	2,328
23,108	Swedbank AB Class A (Banks)	501,182
2,035	Swedish Match AB (Tobacco)	17,943
8,176	Trelleborg AB Class B (Machinery)	187,129

		3,212,309

Switzerland – 3.6%
30	Adecco Group AG (Professional Services)	1,511
8,900	Alcon, Inc. (Health Care Equipment & Supplies)	737,975
19	Baloise Holding AG (Insurance)	3,028
129	Banque Cantonale Vaudoise (Banks)	10,386
774	BKW AG (Electric Utilities)	102,545
7	Bucher Industries AG (Machinery)	3,533
51	Chubb Ltd. (Insurance)	9,964
11,594	Cie Financiere Richemont SA Class A (Textiles, Apparel & Luxury Goods)	1,434,762
72,596	Credit Suisse Group AG (Capital Markets)	755,122

Common Stocks – (continued)
Switzerland – (continued)
202	DKSH Holding AG (Professional Services)	16,191
4	EMS-Chemie Holding AG (Chemicals)	3,968
1,496	Garmin Ltd. (Household Durables)	214,826
58	Geberit AG (Building Products)	45,295
85	Georg Fischer AG (Machinery)	128,609
14	Givaudan SA (Chemicals)	65,967
5,911	Julius Baer Group Ltd. (Capital Markets)	427,555
494	Kuehne & Nagel International AG (Marine)	155,585
800	Logitech International SA (Technology Hardware, Storage & Peripherals)	66,922
969	Lonza Group AG (Life Sciences Tools & Services)	796,325
19,721	Nestle SA (Food Products)	2,601,341
26,352	Novartis AG (Pharmaceuticals)	2,179,645
789	Partners Group Holding AG (Capital Markets)	1,378,347
149	PSP Swiss Property AG (Real Estate Management & Development)	18,626
7,028	Roche Holding AG (Pharmaceuticals)	2,723,203
18	Schindler Holding AG (Machinery)	4,654
219	Siemens Energy AG* (Electrical Equipment)	6,285
7,130	SIG Combibloc Group AG (Containers & Packaging)	186,469
3,903	Sika AG (Chemicals)	1,322,257
2,108	Sophia Genetics SA* (Health Care Technology)	29,913
2	Straumann Holding AG (Health Care Equipment & Supplies)	4,163
10	Swiss Life Holding AG (Insurance)	5,486
707	Swiss Prime Site AG (Real Estate Management & Development)	71,878
249	Swisscom AG (Diversified Telecommunication Services)	135,587
26	TE Connectivity Ltd. (Electronic Equipment, Instruments & Components)	3,796
320	Tecan Group AG (Life Sciences Tools & Services)	196,065
48,919	UBS Group AG (Capital Markets)	890,457
639	VAT Group AG(a) (Machinery)	305,462
416	Zur Rose Group AG* (Food & Staples Retailing)	147,663
3,773	Zurich Insurance Group AG (Insurance)	1,672,271

		18,863,637

Taiwan – 1.9%
10,000	Asustek Computer, Inc. (Technology Hardware, Storage & Peripherals)	127,138
183,000	Cathay Financial Holding Co. Ltd. (Insurance)	381,462
3,000	Chailease Holding Co. Ltd. (Diversified Financial Services)	28,733
143,000	China Steel Corp. (Metals & Mining)	172,409

34	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Shares	Description	Value

Common Stocks – (continued)
Taiwan – (continued)
17,800	Delta Electronics, Inc. (Electronic Equipment, Instruments & Components)	$157,127
9,800	Eclat Textile Co. Ltd. (Textiles, Apparel & Luxury Goods)	214,161
1,000	eMemory Technology, Inc. (Semiconductors & Semiconductor Equipment)	83,066
26,000	Evergreen Marine Corp. Taiwan Ltd. (Marine)	93,566
111,069	Fubon Financial Holding Co. Ltd. (Insurance)	293,602
5,000	Global Mixed Mode Technology, Inc. (Semiconductors & Semiconductor Equipment)	40,527
2,300	Globalwafers Co. Ltd. (Semiconductors & Semiconductor Equipment)	63,107
2,173	Himax Technologies, Inc. ADR (Semiconductors & Semiconductor Equipment)	22,947
72,000	Hon Hai Precision Industry Co. Ltd. (Electronic Equipment, Instruments & Components)	277,944
4,000	Kinsus Interconnect Technology Corp. (Semiconductors & Semiconductor Equipment)	35,202
27,367	MediaTek, Inc. (Semiconductors & Semiconductor Equipment)	900,721
4,050	momo.com, Inc. (Internet & Direct Marketing Retail)	260,983
2,000	Nan Ya Printed Circuit Board Corp. (Electronic Equipment, Instruments & Components)	35,389
3,000	Novatek Microelectronics Corp. (Semiconductors & Semiconductor Equipment)	44,997
34,488	Radiant Opto-Electronics Corp. (Semiconductors & Semiconductor Equipment)	120,836
8,896	Realtek Semiconductor Corp. (Semiconductors & Semiconductor Equipment)	160,018
25,200	Ruentex Development Co. Ltd. (Real Estate Management & Development)	64,314
165,305	Taiwan Semiconductor Manufacturing Co. Ltd. (Semiconductors & Semiconductor Equipment)	3,507,820
19,275	Taiwan Semiconductor Manufacturing Co. Ltd. ADR (Semiconductors & Semiconductor Equipment)	2,191,568
156,435	United Microelectronics Corp. (Semiconductors & Semiconductor Equipment)	324,755
20,000	Vanguard International Semiconductor Corp. (Semiconductors & Semiconductor Equipment)	104,215

Common Stocks – (continued)
Taiwan – (continued)
8,800	Wan Hai Lines Ltd. (Marine)	50,768
19,000	Yang Ming Marine Transport Corp.* (Marine)	66,326

		9,823,701

Thailand – 0.3%
3,500	Bangkok Bank PCL (Banks)	12,952
126,900	Banpu PCL (Oil, Gas & Consumable Fuels)	43,581
59,200	BEC World PCL* (Media)	21,827
32,000	Com7 PCL Class F (Specialty Retail)	69,335
11,400	Hana Microelectronics PCL (Electronic Equipment, Instruments & Components)	27,539
15,700	Kasikornbank PCL (Banks)	66,931
40,100	Kiatnakin Phatra Bank PCL (Banks)	72,647
398,800	Krung Thai Bank PCL (Banks)	138,424
32,500	Precious Shipping PCL (Marine)	17,799
69,600	PTT Exploration & Production PCL (Oil, Gas & Consumable Fuels)	246,200
79,900	PTT Exploration & Production PCL NVDR (Oil, Gas & Consumable Fuels)	282,634
92,900	PTT Global Chemical PCL (Chemicals)	175,815
50,600	Thoresen Thai Agencies PCL (Industrial Conglomerates)	17,732
46,700	Tisco Financial Group PCL (Banks)	129,948

		1,323,364

Turkey – 0.0%
43,923	Haci Omer Sabanci Holding AS (Diversified Financial Services)	51,134
31,686	Turkiye Garanti Bankasi A/S (Banks)	32,464
86,962	Turkiye Is Bankasi AS Class C (Banks)	51,015
16,944	Turkiye Sise ve Cam Fabrikalari AS (Industrial Conglomerates)	15,262
18,136	Vestel Elektronik Sanayi ve Ticaret AS (Household Durables)	47,802

		197,677

United Arab Emirates – 0.1%
57,115	Abu Dhabi Islamic Bank PJSC (Banks)	90,938
255,513	Aldar Properties PJSC (Real Estate Management & Development)	281,139
87,147	Emirates NBD Bank PJSC (Banks)	330,969

		703,046

United Kingdom – 4.8%
61	3i Group PLC (Capital Markets)	1,139
1,989	Admiral Group PLC (Insurance)	78,132
25,160	Alphawave IP Group PLC* (Semiconductors & Semiconductor Equipment)	68,659
626	Antofagasta PLC (Metals & Mining)	12,210
64	Ashtead Group PLC (Trading Companies & Distributors)	5,364
8,317	AstraZeneca PLC (Pharmaceuticals)	1,040,468
1,410	Atlassian Corp. PLC Class A* (Software)	645,963

The accompanying notes are an integral part of these financial statements.	35

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Schedule of Investments (continued)

October 31, 2021

Shares	Description	Value

Common Stocks – (continued)
United Kingdom – (continued)
29,973	Aviva PLC (Insurance)	$161,732
485	BAE Systems PLC (Aerospace & Defense)	3,657
75,149	Balfour Beatty PLC (Construction & Engineering)	261,264
248,104	Barclays PLC (Banks)	684,636
1,125	BHP Group PLC (Metals & Mining)	29,713
45,223	Boohoo Group PLC* (Internet & Direct Marketing Retail)	112,481
337,610	BP PLC (Oil, Gas & Consumable Fuels)	1,617,456
20,827	British American Tobacco PLC (Tobacco)	724,455
4,192	BT Group PLC* (Diversified Telecommunication Services)	7,964
98	Bunzl PLC (Trading Companies & Distributors)	3,622
72,177	Compass Group PLC* (Hotels, Restaurants & Leisure)	1,531,642
4,264	Computacenter PLC (IT Services)	156,765
2,027	Cranswick PLC (Food Products)	95,982
619	Croda International PLC (Chemicals)	80,118
4,708	CVS Group PLC* (Health Care Providers & Services)	160,451
3,668	Dechra Pharmaceuticals PLC (Pharmaceuticals)	257,016
2,438	Derwent London PLC (Equity Real Estate Investment Trusts (REITs))	112,772
17,055	Diageo PLC (Beverages)	848,515
1,199	Direct Line Insurance Group PLC (Insurance)	4,792
37,682	DS Smith PLC (Containers & Packaging)	197,667
2,012	Endava PLC ADR* (IT Services)	318,822
5,132	Entain PLC* (Hotels, Restaurants & Leisure)	143,804
35,173	Experian PLC (Professional Services)	1,612,724
979	Ferguson PLC (Trading Companies & Distributors)	147,304
4,349	Future PLC (Media)	209,980
2,297	Genus PLC (Biotechnology)	174,186
363	GlaxoSmithKline PLC (Pharmaceuticals)	7,536
1,254	Halma PLC (Electronic Equipment, Instruments & Components)	50,854
43,695	Hays PLC (Professional Services)	99,024
3,979	Hikma Pharmaceuticals PLC (Pharmaceuticals)	131,155
32,499	Ibstock PLC(a) (Construction Materials)	88,761
14,841	IG Group Holdings PLC (Capital Markets)	161,165
354	IHS Markit Ltd. (Professional Services)	46,275
7,650	IMI PLC (Machinery)	170,839
150	Imperial Brands PLC (Tobacco)	3,165
7,002	Intermediate Capital Group PLC (Capital Markets)	210,025
2,397	International Game Technology PLC* (Hotels, Restaurants & Leisure)	70,688

Common Stocks – (continued)
United Kingdom – (continued)
104,576	ITV PLC* (Media)	153,915
45,649	J Sainsbury PLC (Food & Staples Retailing)	186,972
8,820	JD Sports Fashion PLC (Specialty Retail)	131,461
80	Johnson Matthey PLC (Chemicals)	2,990
4,170	Keywords Studios PLC (IT Services)	161,846
19,775	Legal & General Group PLC (Insurance)	77,988
986	M&G PLC (Diversified Financial Services)	2,694
61,165	Man Group PLC (Capital Markets)	194,787
778	National Grid PLC (Multi-Utilities)	9,961
7,147	Ortho Clinical Diagnostics Holdings PLC* (Health Care Equipment & Supplies)	141,296
13,394	OSB Group PLC (Thrifts & Mortgage Finance)	92,568
12,706	Paragon Banking Group PLC (Thrifts & Mortgage Finance)	95,378
624	Phoenix Group Holdings PLC (Insurance)	5,603
38,651	Prudential PLC (Insurance)	788,788
6,000	Reckitt Benckiser Group PLC (Household Products)	487,097
13,904	Redrow PLC (Household Durables)	122,421
45,678	RELX PLC (Professional Services)	1,416,409
1,567	Rentokil Initial PLC (Commercial Services & Supplies)	12,613
477	Rightmove PLC (Interactive Media & Services)	4,509
6,479	Rio Tinto PLC (Metals & Mining)	403,975
1,416,300	Rolls-Royce Holdings PLC* (Aerospace & Defense)	2,556,194
27,853	Royal Dutch Shell PLC Class A (Oil, Gas & Consumable Fuels)	641,762
9,519	Royal Mail PLC (Air Freight & Logistics)	54,875
7,005	Safestore Holdings PLC (Equity Real Estate Investment Trusts (REITs))	115,232
11,846	Segro PLC (Equity Real Estate Investment Trusts (REITs))	209,373
50	Severn Trent PLC (Water Utilities)	1,873
13,324	Smiths Group PLC (Industrial Conglomerates)	247,401
60	Spirax-Sarco Engineering PLC (Machinery)	12,808
2,080	SSE PLC (Electric Utilities)	46,841
18,583	SSP Group PLC* (Hotels, Restaurants & Leisure)	65,469
6,728	St. James’s Place PLC (Capital Markets)	145,344
182,575	TechnipFMC PLC* (Energy Equipment & Services)	1,345,578
136,338	Tesco PLC (Food & Staples Retailing)	503,396
322	The Sage Group PLC (Software)	3,132

36	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Shares	Description	Value

Common Stocks – (continued)
United Kingdom – (continued)
480	The Weir Group PLC (Machinery)	$11,386
22,376	Unilever PLC (Personal Products)	1,198,053
12,224	Vesuvius PLC (Machinery)	78,817
18,884	Victorian Plumbing Group PLC* (Internet & Direct Marketing Retail)	46,932
3,542	Vodafone Group PLC (Wireless Telecommunication Services)	5,220
29,523	WH Smith PLC* (Specialty Retail)	631,981
1,162	Whitbread PLC* (Hotels, Restaurants & Leisure)	51,985

		25,017,865

United States – 34.4%
18	3M Co. (Industrial Conglomerates)	3,216
901	Abbott Laboratories (Health Care Equipment & Supplies)	116,130
4,865	ABM Industries, Inc. (Commercial Services & Supplies)	214,109
7,035	ACCO Brands Corp. (Commercial Services & Supplies)	58,179
455	Adobe, Inc.* (Software)	295,914
7	Advance Auto Parts, Inc. (Specialty Retail)	1,579
38	Aflac, Inc. (Insurance)	2,039
286	Agilent Technologies, Inc. (Life Sciences Tools & Services)	45,042
2,545	Agree Realty Corp. (Equity Real Estate Investment Trusts (REITs))	180,848
202	Air Products & Chemicals, Inc. (Chemicals)	60,562
1,765	Alamo Group, Inc. (Machinery)	266,868
15	Albemarle Corp. (Chemicals)	3,757
61	Alexandria Real Estate Equities, Inc. (Equity Real Estate Investment Trusts (REITs))	12,453
4	Align Technology, Inc.* (Health Care Equipment & Supplies)	2,497
1,073	Allegiant Travel Co.* (Airlines)	188,065
1,636	Allison Transmission Holdings, Inc. (Machinery)	54,577
848	Ally Financial, Inc. (Consumer Finance)	40,484
1,910	Alphabet, Inc. Class A* (Interactive Media & Services)	5,655,357
784	Alphabet, Inc. Class C* (Interactive Media & Services)	2,324,881
696	Altra Industrial Motion Corp. (Machinery)	36,296
139	Altria Group, Inc. (Tobacco)	6,131
2,213	Amazon.com, Inc.* (Internet & Direct Marketing Retail)	7,463,188
1,278	Amdocs Ltd. (IT Services)	99,480
86	Ameren Corp. (Multi-Utilities)	7,249
41	American Water Works Co., Inc. (Water Utilities)	7,141
17	Ameriprise Financial, Inc. (Capital Markets)	5,136

Common Stocks – (continued)
United States – (continued)
7,003	Ameris Bancorp (Banks)	366,887
2,721	AMERISAFE, Inc. (Insurance)	161,328
324	AmerisourceBergen Corp. (Health Care Providers & Services)	39,534
76	AMETEK, Inc. (Electrical Equipment)	10,062
24	Amgen, Inc. (Biotechnology)	4,967
254	Amphenol Corp. Class A (Electronic Equipment, Instruments & Components)	19,500
308	ANSYS, Inc.* (Software)	116,911
116	Anthem, Inc. (Health Care Providers & Services)	50,475
37,615	Apple, Inc. (Technology Hardware, Storage & Peripherals)	5,634,727
17,214	Applied Materials, Inc. (Semiconductors & Semiconductor Equipment)	2,352,293
11,110	AppLovin Corp. Class A* (Software)	1,091,557
118	Archer-Daniels-Midland Co. (Food Products)	7,580
2,067	Ares Commercial Real Estate Corp. (Mortgage Real Estate Investment Trusts (REITs))	32,287
706	Arrow Electronics, Inc.* (Electronic Equipment, Instruments & Components)	81,720
733	Arthur J. Gallagher & Co. (Insurance)	122,902
1,980	Artisan Partners Asset Management, Inc. Class A (Capital Markets)	98,089
1,505	ASGN, Inc.* (Professional Services)	180,088
473	AT&T, Inc. (Diversified Telecommunication Services)	11,948
3,783	AtriCure, Inc.* (Health Care Equipment & Supplies)	283,952
563	Automatic Data Processing, Inc. (IT Services)	126,388
3	AutoZone, Inc.* (Specialty Retail)	5,355
69	AvalonBay Communities, Inc. (Equity Real Estate Investment Trusts (REITs))	16,331
671	Avery Dennison Corp. (Containers & Packaging)	146,090
7,746	Avient Corp. (Chemicals)	417,354
1,744	Avnet, Inc. (Electronic Equipment, Instruments & Components)	66,464
1,681	Balchem Corp. (Chemicals)	257,344
26	Ball Corp. (Containers & Packaging)	2,378
2,536	BankUnited, Inc. (Banks)	102,860
233	Baxter International, Inc. (Health Care Equipment & Supplies)	18,398
2,849	Belden, Inc. (Electronic Equipment, Instruments & Components)	171,538
471	Berkshire Hathaway, Inc. Class B* (Diversified Financial Services)	135,182
413	Best Buy Co., Inc. (Specialty Retail)	50,485
211	Bio-Rad Laboratories, Inc. Class A* (Life Sciences Tools & Services)	167,677
193	Bio-Techne Corp. (Life Sciences Tools & Services)	101,064

The accompanying notes are an integral part of these financial statements.	37

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Schedule of Investments (continued)

October 31, 2021

Shares	Description	Value

Common Stocks – (continued)
United States – (continued)
28	BlackRock, Inc. (Capital Markets)	$26,417
3,794	Blackstone Mortgage Trust, Inc. Class A (Mortgage Real Estate Investment Trusts (REITs))	124,823
195	Blackstone, Inc. (Capital Markets)	26,992
2,623	Boot Barn Holdings, Inc.* (Specialty Retail)	274,077
5,409	Bright Health Group, Inc.* (Insurance)	47,329
3,359	BrightView Holdings, Inc.* (Commercial Services & Supplies)	53,274
157	Broadridge Financial Solutions, Inc. (IT Services)	28,010
3,644	Brooks Automation, Inc. (Semiconductors & Semiconductor Equipment)	424,344
2,283	Brown & Brown, Inc. (Insurance)	144,080
1,846	Cactus, Inc. Class A (Energy Equipment & Services)	80,301
2,301	Cadence Design Systems, Inc.* (Software)	398,326
4,967	Callaway Golf Co.* (Leisure Products)	134,357
183	Capital One Financial Corp. (Consumer Finance)	27,638
256	Cardinal Health, Inc. (Health Care Providers & Services)	12,239
1,479	Carrier Global Corp. (Building Products)	77,248
406	Carter’s, Inc. (Textiles, Apparel & Luxury Goods)	39,999
1,477	Castle Biosciences, Inc.* (Health Care Providers & Services)	92,091
28	Catalent, Inc.* (Pharmaceuticals)	3,860
6,039	Cathay General Bancorp (Banks)	254,785
25	Cboe Global Markets, Inc. (Capital Markets)	3,299
50	CBRE Group, Inc. Class A* (Real Estate Management & Development)	5,204
640	CDW Corp. (Electronic Equipment, Instruments & Components)	119,456
5,681	Central Garden & Pet Co. Class A* (Household Products)	262,462
1,956	Cerence, Inc.* (Software)	205,634
77	Cerner Corp. (Health Care Technology)	5,720
7,346	ChampionX Corp.* (Energy Equipment & Services)	192,686
8,481	Change Healthcare, Inc.* (Health Care Technology)	182,596
8	Charles River Laboratories International, Inc.* (Life Sciences Tools & Services)	3,589
3	Charter Communications, Inc. Class A* (Media)	2,025
320	Cheniere Energy, Inc.* (Oil, Gas & Consumable Fuels)	33,088
78	Chevron Corp. (Oil, Gas & Consumable Fuels)	8,930
132	Church & Dwight Co., Inc. (Household Products)	11,532

Common Stocks – (continued)
United States – (continued)
1,182	Churchill Downs, Inc. (Hotels, Restaurants & Leisure)	271,860
3,047	Chuy’s Holdings, Inc.* (Hotels, Restaurants & Leisure)	88,851
121	Cigna Corp. (Health Care Providers & Services)	25,847
39	Cincinnati Financial Corp. (Insurance)	4,736
61	Cintas Corp. (Commercial Services & Supplies)	26,419
1,067	Cisco Systems, Inc. (Communications Equipment)	59,720
26	Citrix Systems, Inc. (Software)	2,463
20	CMS Energy Corp. (Multi-Utilities)	1,207
32,480	Cogent Communications Holdings, Inc. (Diversified Telecommunication Services)	2,487,643
3,013	Cohen & Steers, Inc. (Capital Markets)	285,904
256	Colgate-Palmolive Co. (Household Products)	19,505
1,177	Columbia Banking System, Inc. (Banks)	40,171
105	Comcast Corp. Class A (Media)	5,400
4,458	CommScope Holding Co., Inc.* (Communications Equipment)	47,745
2,018	Compass Minerals International, Inc. (Metals & Mining)	132,381
1,302	Concentrix Corp. (IT Services)	231,339
194	Copart, Inc.* (Commercial Services & Supplies)	30,126
56	Corning, Inc. (Electronic Equipment, Instruments & Components)	1,992
20,030	CoStar Group, Inc.* (Professional Services)	1,723,581
572	Costco Wholesale Corp. (Food & Staples Retailing)	281,161
3,791	Cousins Properties, Inc. (Equity Real Estate Investment Trusts (REITs))	150,162
8,550	Covetrus, Inc.* (Health Care Providers & Services)	172,625
6,940	Crocs, Inc.* (Textiles, Apparel & Luxury Goods)	1,120,463
9	Crown Castle International Corp. (Equity Real Estate Investment Trusts (REITs))	1,623
6,916	CryoLife, Inc.* (Health Care Equipment & Supplies)	142,746
3,791	CryoPort, Inc.* (Health Care Equipment & Supplies)	309,118
424	Cummins, Inc. (Machinery)	101,692
1,146	Curtiss-Wright Corp. (Aerospace & Defense)	146,321
1,721	CVS Health Corp. (Health Care Providers & Services)	153,651
15	D.R. Horton, Inc. (Household Durables)	1,339
16,328	Danaher Corp. (Health Care Equipment & Supplies)	5,090,581
32	Datadog, Inc. Class A* (Software)	5,346
341	DaVita, Inc.* (Health Care Providers & Services)	35,205

38	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Shares	Description	Value

Common Stocks – (continued)
United States – (continued)
240	Deere & Co. (Machinery)	$82,154
3,453	Delek US Holdings, Inc.* (Oil, Gas & Consumable Fuels)	67,161
80	Discover Financial Services (Consumer Finance)	9,066
123	Dollar General Corp. (Multiline Retail)	27,247
7	Domino’s Pizza, Inc. (Hotels, Restaurants & Leisure)	3,423
17	Dover Corp. (Machinery)	2,874
30	DTE Energy Co. (Multi-Utilities)	3,401
297	DTE Midstream LLC* (Oil, Gas & Consumable Fuels)	14,244
125	Duke Energy Corp. (Electric Utilities)	12,751
514	Duke Realty Corp. (Equity Real Estate Investment Trusts (REITs))	28,907
71	Eastman Chemical Co. (Chemicals)	7,386
1,277	eBay, Inc. (Internet & Direct Marketing Retail)	97,971
77	Ecolab, Inc. (Chemicals)	17,111
3,461	Ecovyst, Inc. (Chemicals)	40,424
770	Eli Lilly & Co. (Pharmaceuticals)	196,165
391	EMCOR Group, Inc. (Construction & Engineering)	47,503
2,299	Emergent BioSolutions, Inc.* (Biotechnology)	109,593
28	Emerson Electric Co. (Electrical Equipment)	2,716
1,105	Employers Holdings, Inc. (Insurance)	42,653
3,977	Energizer Holdings, Inc. (Household Products)	145,041
1,188	EnerSys (Electrical Equipment)	95,088
25,720	Entegris, Inc. (Semiconductors & Semiconductor Equipment)	3,620,862
19	Entergy Corp. (Electric Utilities)	1,957
3,688	Envista Holdings Corp.* (Health Care Equipment & Supplies)	144,201
1,478	EPAM Systems, Inc.* (IT Services)	995,049
12	Equifax, Inc. (Professional Services)	3,329
192	Equity Residential (Equity Real Estate Investment Trusts (REITs))	16,589
2,259	Essent Group Ltd. (Thrifts & Mortgage Finance)	108,432
15	Essex Property Trust, Inc. (Equity Real Estate Investment Trusts (REITs))	5,099
1,471	Evercore, Inc. Class A (Capital Markets)	223,357
89	Evergy, Inc. (Electric Utilities)	5,674
379	Exelon Corp. (Electric Utilities)	20,159
1,376	Expeditors International of Washington, Inc. (Air Freight & Logistics)	169,606
147	Extra Space Storage, Inc. (Equity Real Estate Investment Trusts (REITs))	29,013
2,014	Exxon Mobil Corp. (Oil, Gas & Consumable Fuels)	129,843
16	F5 Networks, Inc.* (Communications Equipment)	3,378

Common Stocks – (continued)
United States – (continued)
21	FactSet Research Systems, Inc. (Capital Markets)	9,322
604	Fastenal Co. (Trading Companies & Distributors)	34,476
792	Federal Agricultural Mortgage Corp. Class C (Thrifts & Mortgage Finance)	99,863
1,288	First American Financial Corp. (Insurance)	94,204
5,449	First Hawaiian, Inc. (Banks)	150,338
1,763	First Merchants Corp. (Banks)	73,306
25	Fiserv, Inc.* (IT Services)	2,462
819	Five Below, Inc.* (Specialty Retail)	161,589
3,026	Foot Locker, Inc. (Specialty Retail)	144,249
38,940	Ford Motor Co.* (Automobiles)	665,095
197	Fortinet, Inc.* (Software)	66,259
233	Fortune Brands Home & Security, Inc. (Building Products)	23,626
3,108	Fresh Del Monte Produce, Inc. (Food Products)	104,087
2,272	frontdoor, Inc.* (Diversified Consumer Services)	84,700
986	FTI Consulting, Inc.* (Professional Services)	141,905
308	Gartner, Inc.* (IT Services)	102,228
35	Generac Holdings, Inc.* (Electrical Equipment)	17,450
88	General Dynamics Corp. (Aerospace & Defense)	17,842
90	General Mills, Inc. (Food Products)	5,562
3,309	General Motors Co.* (Automobiles)	180,109
961	Gentex Corp. (Auto Components)	34,010
337	Genuine Parts Co. (Distributors)	44,184
5,423	Glacier Bancorp, Inc. (Banks)	299,838
173	Globe Life, Inc. (Insurance)	15,400
4,384	Globus Medical, Inc. Class A* (Health Care Equipment & Supplies)	338,313
4,930	GrafTech International Ltd. (Electrical Equipment)	52,751
2,617	Grand Canyon Education, Inc.* (Diversified Consumer Services)	208,575
17,890	Graphic Packaging Holding Co. (Containers & Packaging)	356,548
2,340	Gray Television, Inc. (Media)	54,850
1,385	H&R Block, Inc. (Diversified Consumer Services)	31,952
695	Haemonetics Corp.* (Health Care Equipment & Supplies)	47,753
7,850	Halozyme Therapeutics, Inc.* (Biotechnology)	298,850
4,934	Hanesbrands, Inc. (Textiles, Apparel & Luxury Goods)	84,075
4,510	Harley-Davidson, Inc. (Automobiles)	164,570
4,196	Harsco Corp.* (Commercial Services & Supplies)	71,752
11	HCA Healthcare, Inc. (Health Care Providers & Services)	2,755

The accompanying notes are an integral part of these financial statements.	39

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Schedule of Investments (continued)

October 31, 2021

Shares	Description	Value

Common Stocks – (continued)
United States – (continued)
3,150	HealthEquity, Inc.* (Health Care Providers & Services)	$208,467
4,460	Heartland Express, Inc. (Road & Rail)	72,832
12,379	HEICO Corp. Class A (Aerospace & Defense)	1,555,793
696	Helen of Troy Ltd.* (Household Durables)	156,565
3,530	Helios Technologies, Inc. (Machinery)	321,406
2,842	Helmerich & Payne, Inc. (Energy Equipment & Services)	88,216
465	Henry Schein, Inc.* (Health Care Providers & Services)	35,503
221	Hewlett Packard Enterprise Co. (Technology Hardware, Storage & Peripherals)	3,238
1,292	Hillenbrand, Inc. (Machinery)	58,734
3,698	HollyFrontier Corp. (Oil, Gas & Consumable Fuels)	124,992
54	Hologic, Inc.* (Health Care Equipment & Supplies)	3,959
53	Honeywell International, Inc. (Industrial Conglomerates)	11,587
5,246	Horace Mann Educators Corp. (Insurance)	205,538
20	Hormel Foods Corp. (Food Products)	846
3,000	Houlihan Lokey, Inc. (Capital Markets)	336,240
1,033	HP, Inc. (Technology Hardware, Storage & Peripherals)	31,331
644	Hub Group, Inc. Class A* (Air Freight & Logistics)	50,599
194	Humana, Inc. (Health Care Providers & Services)	89,853
45	Huntington Ingalls Industries, Inc. (Aerospace & Defense)	9,123
1,613	Huntsman Corp. (Chemicals)	52,552
97	IAC/InterActiveCorp.* (Interactive Media & Services)	14,780
2,356	ICF International, Inc. (Professional Services)	236,754
548	ICU Medical, Inc.* (Health Care Equipment & Supplies)	128,303
1,875	IDACORP, Inc. (Electric Utilities)	195,600
6	IDEX Corp. (Machinery)	1,335
843	IDEXX Laboratories, Inc.* (Health Care Equipment & Supplies)	561,556
132	Illinois Tool Works, Inc. (Machinery)	30,079
1,053	Ingevity Corp.* (Chemicals)	82,039
2,854	Insight Enterprises, Inc.* (Electronic Equipment, Instruments & Components)	270,274
3,526	Integra LifeSciences Holdings Corp.* (Health Care Equipment & Supplies)	234,338
63	Intel Corp. (Semiconductors & Semiconductor Equipment)	3,087
15,662	Intercontinental Exchange, Inc. (Capital Markets)	2,168,561
1,992	InterDigital, Inc. (Software)	133,364

Common Stocks – (continued)
United States – (continued)
60	International Business Machines Corp. (IT Services)	7,506
87	International Paper Co. (Containers & Packaging)	4,321
376	Intuit, Inc. (Software)	235,372
24	Intuitive Surgical, Inc.* (Health Care Equipment & Supplies)	8,667
4,795	Investors Bancorp, Inc. (Banks)	73,364
104	Invitation Homes, Inc. (Equity Real Estate Investment Trusts (REITs))	4,290
5	Iron Mountain, Inc. (Equity Real Estate Investment Trusts (REITs))	228
76	J.B. Hunt Transport Services, Inc. (Road & Rail)	14,986
18,060	Jack Henry & Associates, Inc. (IT Services)	3,006,629
263	Jackson Financial, Inc. Class A* (Diversified Financial Services)	7,119
36	Jacobs Engineering Group, Inc. (Professional Services)	5,055
1,141	Johnson & Johnson (Pharmaceuticals)	185,846
35	Kansas City Southern (Road & Rail)	10,859
8,214	KAR Auction Services, Inc.* (Commercial Services & Supplies)	120,499
70	Keysight Technologies, Inc.* (Electronic Equipment, Instruments & Components)	12,601
166	Kimberly-Clark Corp. (Household Products)	21,495
223	Kinder Morgan, Inc. (Oil, Gas & Consumable Fuels)	3,735
25,729	KKR & Co., Inc. (Capital Markets)	2,049,829
271	KLA Corp. (Semiconductors & Semiconductor Equipment)	101,018
614	Korn Ferry (Professional Services)	47,407
556,683	Kosmos Energy Ltd.* (Oil, Gas & Consumable Fuels)	2,004,059
117	Laboratory Corp. of America Holdings* (Health Care Providers & Services)	33,581
3,657	Lam Research Corp. (Semiconductors & Semiconductor Equipment)	2,060,975
208	Landstar System, Inc. (Road & Rail)	36,568
1,054	LCI Industries (Auto Components)	147,181
15	Lear Corp. (Auto Components)	2,578
152	Leidos Holdings, Inc. (Professional Services)	15,197
961	LHC Group, Inc.* (Health Care Providers & Services)	129,341
748	Lithia Motors, Inc. (Specialty Retail)	238,777
53	Lockheed Martin Corp. (Aerospace & Defense)	17,613
165	Loews Corp. (Insurance)	9,252
219	Lowe’s Cos., Inc. (Specialty Retail)	51,207
1,800	Lululemon Athletica, Inc.* (Textiles, Apparel & Luxury Goods)	838,818
44,890	Luminar Technologies, Inc.* (Auto Components)	735,747

40	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Shares	Description	Value

Common Stocks – (continued)
United States – (continued)
5,393	MACOM Technology Solutions Holdings, Inc.* (Semiconductors & Semiconductor Equipment)	$376,539
17,056	Magnolia Oil & Gas Corp. Class A (Oil, Gas & Consumable Fuels)	356,129
221	Marathon Petroleum Corp. (Oil, Gas & Consumable Fuels)	14,571
2	Markel Corp.* (Insurance)	2,626
339	Marsh & McLennan Cos., Inc. (Insurance)	56,545
464	Masco Corp. (Building Products)	30,415
14,605	Masimo Corp.* (Health Care Equipment & Supplies)	4,141,102
21,125	Mastercard, Inc. Class A (IT Services)	7,087,860
6,400	Matador Resources Co. (Oil, Gas & Consumable Fuels)	267,840
486	MAXIMUS, Inc. (IT Services)	41,101
111	McCormick & Co., Inc. (Food Products)	8,906
37	McDonald’s Corp. (Hotels, Restaurants & Leisure)	9,085
72	McKesson Corp. (Health Care Providers & Services)	14,967
1,637	Medpace Holdings, Inc.* (Life Sciences Tools & Services)	370,862
696	MercadoLibre, Inc.* (Internet & Direct Marketing Retail)	1,030,790
64	Merck & Co., Inc. (Pharmaceuticals)	5,635
6,064	Meridian Bancorp, Inc. (Thrifts & Mortgage Finance)	140,685
736	Meritage Homes Corp.* (Household Durables)	80,011
21,485	Meta Platforms, Inc. Class-A* (Interactive Media & Services)	6,951,901
436	MetLife, Inc. (Insurance)	27,381
484	Mettler-Toledo International, Inc.* (Life Sciences Tools & Services)	716,746
26,379	Microsoft Corp. (Software)	8,747,804
185	Mid-America Apartment Communities, Inc. (Equity Real Estate Investment Trusts (REITs))	37,779
3,157	Minerals Technologies, Inc. (Chemicals)	223,958
470	Mondelez International, Inc. Class A (Food Products)	28,548
7,392	Monolithic Power Systems, Inc. (Semiconductors & Semiconductor Equipment)	3,884,200
62	Monster Beverage Corp.* (Beverages)	5,270
68	Moody’s Corp. (Capital Markets)	27,482
235	Morgan Stanley (Capital Markets)	24,153
15,083	Motorola Solutions, Inc. (Communications Equipment)	3,749,483
2,046	Mr Cooper Group, Inc.* (Thrifts & Mortgage Finance)	89,697
739	MSCI, Inc. (Capital Markets)	491,346
428	Nasdaq, Inc. (Capital Markets)	89,824
2,530	National Health Investors, Inc. (Equity Real Estate Investment Trusts (REITs))	136,063

Common Stocks – (continued)
United States – (continued)
9,793	Navient Corp. (Consumer Finance)	192,922
4,068	NCR Corp.* (Software)	160,849
859	Nelnet, Inc. Class A (Consumer Finance)	70,979
147	NetApp, Inc. (Technology Hardware, Storage & Peripherals)	13,127
104	News Corp. Class A (Media)	2,382
1,004	Nexstar Media Group, Inc. Class A (Media)	150,530
44,814	NextEra Energy, Inc. (Electric Utilities)	3,823,979
7,018	NexTier Oilfield Solutions, Inc.* (Energy Equipment & Services)	31,300
505	NIKE, Inc. Class B (Textiles, Apparel & Luxury Goods)	84,481
3,678	NMI Holdings, Inc. Class A* (Thrifts & Mortgage Finance)	89,302
3,571	NorthWestern Corp. (Multi-Utilities)	203,047
548	NortonLifeLock, Inc. (Software)	13,947
515	Nucor Corp. (Metals & Mining)	57,500
28,724	NVIDIA Corp. (Semiconductors & Semiconductor Equipment)	7,343,865
2	NVR, Inc.* (Household Durables)	9,790
21	O’Reilly Automotive, Inc.* (Specialty Retail)	13,069
9,185	OceanFirst Financial Corp. (Banks)	203,631
175	Old Dominion Freight Line, Inc. (Road & Rail)	59,736
2,315	Ollie’s Bargain Outlet Holdings, Inc.* (Multiline Retail)	156,633
193	Omnicom Group, Inc. (Media)	13,139
3,150	Open Lending Corp. Class A* (Capital Markets)	99,288
356	Oracle Corp. (Software)	34,155
1,417	Organon & Co (Pharmaceuticals)	52,075
38	Otis Worldwide Corp. (Machinery)	3,052
1,863	Oxford Industries, Inc. (Textiles, Apparel & Luxury Goods)	172,737
374	PACCAR, Inc. (Machinery)	33,518
6,857	Pacific Premier Bancorp, Inc. (Banks)	287,925
2,193	PacWest Bancorp. (Banks)	104,102
1,000	Parade Technologies Ltd. (Semiconductors & Semiconductor Equipment)	64,420
3,667	Patrick Industries, Inc. (Auto Components)	285,696
1,696	Paychex, Inc. (IT Services)	209,083
6,000	Paycor HCM, Inc.* (Software)	194,640
1,074	Paylocity Holding Corp.* (Software)	327,720
1,852	PayPal Holdings, Inc.* (IT Services)	430,757
1,398	PDC Energy, Inc. (Oil, Gas & Consumable Fuels)	73,129
1,125	PennyMac Financial Services, Inc. (Thrifts & Mortgage Finance)	69,818
861	PepsiCo, Inc. (Beverages)	139,138
6,034	Performance Food Group Co.* (Food & Staples Retailing)	272,918
32	PerkinElmer, Inc. (Life Sciences Tools & Services)	5,660

The accompanying notes are an integral part of these financial statements.	41

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Schedule of Investments (continued)

October 31, 2021

Shares	Description	Value

Common Stocks – (continued)
United States – (continued)
3,296	PetIQ, Inc.* (Health Care Providers & Services)	$82,565
850	Pfizer, Inc. (Pharmaceuticals)	37,179
90	Philip Morris International, Inc. (Tobacco)	8,509
301	Phillips 66 (Oil, Gas & Consumable Fuels)	22,509
5,412	Phreesia, Inc.* (Health Care Technology)	381,762
378	Pool Corp. (Distributors)	194,730
1,733	PRA Group, Inc.* (Consumer Finance)	74,311
656	Preferred Bank (Banks)	44,982
7,324	Primoris Services Corp. (Construction & Engineering)	197,382
159	Principal Financial Group, Inc. (Insurance)	10,667
3,169	ProAssurance Corp. (Insurance)	72,602
4,400	Progyny, Inc.* (Health Care Providers & Services)	270,292
39	Prologis, Inc. (Equity Real Estate Investment Trusts (REITs))	5,653
536	Prudential Financial, Inc. (Insurance)	58,987
40	PTC, Inc.* (Software)	5,094
268	Public Storage (Equity Real Estate Investment Trusts (REITs))	89,024
162	PulteGroup, Inc. (Household Durables)	7,789
10,914	Qorvo, Inc.* (Semiconductors & Semiconductor Equipment)	1,836,062
348	Quest Diagnostics, Inc. (Health Care Providers & Services)	51,079
2,144	R1 RCM, Inc.* (Health Care Providers & Services)	46,525
1,879	Rackspace Technology, Inc.* (IT Services)	24,972
3,050	Rapid7, Inc.* (Software)	392,687
171	Raymond James Financial, Inc. (Capital Markets)	16,859
1,570	RBC Bearings, Inc.* (Machinery)	367,270
5,113	Realogy Holdings Corp.* (Real Estate Management & Development)	88,557
8	Regeneron Pharmaceuticals, Inc.* (Biotechnology)	5,120
1,557	Republic Services, Inc. (Commercial Services & Supplies)	209,572
3,615	ResMed, Inc. (Health Care Equipment & Supplies)	950,420
1,941	Revolve Group, Inc.* (Internet & Direct Marketing Retail)	145,653
382	Robert Half International, Inc. (Professional Services)	43,193
9	Rockwell Automation, Inc. (Electrical Equipment)	2,875
984	Rollins, Inc. (Commercial Services & Supplies)	34,666
38	Roper Technologies, Inc. (Industrial Conglomerates)	18,539

Common Stocks – (continued)
United States – (continued)
2,392	Ryman Hospitality Properties, Inc.* (Equity Real Estate Investment Trusts (REITs))	204,612
143	S&P Global, Inc. (Capital Markets)	67,805
16,040	Saia, Inc.* (Road & Rail)	5,014,746
6,661	salesforce.com, Inc.* (Software)	1,996,235
4,446	Sally Beauty Holdings, Inc.* (Specialty Retail)	67,846
2,848	Schweitzer-Mauduit International, Inc. (Paper & Forest Products)	99,224
1,672	Science Applications International Corp. (Professional Services)	150,112
8,547	Seacoast Banking Corp. of Florida (Banks)	311,367
2,741	Silgan Holdings, Inc. (Containers & Packaging)	110,188
1,698	Silicon Laboratories, Inc.* (Semiconductors & Semiconductor Equipment)	320,514
1,801	Skechers U.S.A., Inc. Class A* (Textiles, Apparel & Luxury Goods)	83,224
7,412	Skyline Champion Corp.* (Household Durables)	469,328
11,368	Skyworks Solutions, Inc. (Semiconductors & Semiconductor Equipment)	1,899,934
12,771	SLM Corp. (Consumer Finance)	234,348
60	Snap-on, Inc. (Machinery)	12,194
250	Southern Copper Corp. (Metals & Mining)	14,998
510	SouthState Corp. (Banks)	39,826
1,317	Spectrum Brands Holdings, Inc. (Household Products)	123,469
997	Spirit Realty Capital, Inc. (Equity Real Estate Investment Trusts (REITs))	48,783
7,320	Splunk, Inc.* (Software)	1,206,482
4,786	SPX Corp.* (Machinery)	278,019
8,751	STAG Industrial, Inc. (Equity Real Estate Investment Trusts (REITs))	380,931
724	Standard Motor Products, Inc. (Auto Components)	34,680
831	Starbucks Corp. (Hotels, Restaurants & Leisure)	88,144
4,553	Starwood Property Trust, Inc. (Mortgage Real Estate Investment Trusts (REITs))	115,965
52	Steel Dynamics, Inc. (Metals & Mining)	3,436
2,721	Steven Madden Ltd. (Textiles, Apparel & Luxury Goods)	122,717
4,022	Stifel Financial Corp. (Capital Markets)	293,083
4,976	Stride, Inc.* (Diversified Consumer Services)	176,648
59	Stryker Corp. (Health Care Equipment & Supplies)	15,698
8,722	Supernus Pharmaceuticals, Inc.* (Pharmaceuticals)	260,352
34	SVB Financial Group* (Banks)	24,392

42	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Shares	Description	Value

Common Stocks – (continued)
United States – (continued)
7	Sylvamo Corp.* (Paper & Forest Products)	$197
128	Synchrony Financial (Consumer Finance)	5,946
6,021	Syneos Health, Inc.* (Life Sciences Tools & Services)	562,000
1,600	SYNNEX Corp. (Electronic Equipment, Instruments & Components)	168,000
1,513	Synopsys, Inc.* (Software)	504,101
2,890	Synovus Financial Corp. (Banks)	134,645
9	T-Mobile US, Inc.* (Wireless Telecommunication Services)	1,035
1,271	T. Rowe Price Group, Inc. (Capital Markets)	275,654
198	Target Corp. (Multiline Retail)	51,405
6,602	TEGNA, Inc. (Media)	129,795
1,823	Tempur Sealy International, Inc. (Household Durables)	81,069
161	Teradyne, Inc. (Semiconductors & Semiconductor Equipment)	22,257
885	Terex Corp. (Machinery)	39,648
1,244	Texas Instruments, Inc. (Semiconductors & Semiconductor Equipment)	233,225
4,319	Texas Roadhouse, Inc. (Hotels, Restaurants & Leisure)	383,570
45	Textron, Inc. (Aerospace & Defense)	3,323
2,958	The Allstate Corp. (Insurance)	365,816
63	The Bank of New York Mellon Corp. (Capital Markets)	3,730
1,510	The Brink’s Co. (Commercial Services & Supplies)	104,009
32,478	The Carlyle Group, Inc. (Capital Markets)	1,823,640
46	The Charles Schwab Corp. (Capital Markets)	3,773
20,985	The Clorox Co. (Household Products)	3,420,765
282	The Coca-Cola Co. (Beverages)	15,896
225	The Estee Lauder Cos., Inc. Class A (Personal Products)	72,974
1,161	The Hanover Insurance Group, Inc. (Insurance)	146,286
48	The Hartford Financial Services Group, Inc. (Insurance)	3,501
139	The Hershey Co. (Food Products)	24,374
170	The Home Depot, Inc. (Specialty Retail)	63,196
3,866	The Interpublic Group of Cos., Inc. (Media)	141,380
50	The J.M. Smucker Co. (Food Products)	6,143
2,006	The Kroger Co. (Food & Staples Retailing)	80,280
16	The PNC Financial Services Group, Inc. (Banks)	3,376
782	The Procter & Gamble Co. (Household Products)	111,818
4,026	The Progressive Corp. (Insurance)	381,987
32	The Sherwin-Williams Co. (Chemicals)	10,132

Common Stocks – (continued)
United States – (continued)
4,346	The Shyft Group, Inc. (Machinery)	179,099
247	The Southern Co. (Electric Utilities)	15,393
101	The TJX Cos., Inc. (Specialty Retail)	6,614
59	The Travelers Cos., Inc. (Insurance)	9,492
45	The Walt Disney Co.* (Entertainment)	7,608
696	The Western Union Co. (IT Services)	12,681
208	Thermo Fisher Scientific, Inc. (Life Sciences Tools & Services)	131,679
818	Toll Brothers, Inc. (Household Durables)	49,219
1,120	Tractor Supply Co. (Specialty Retail)	243,230
3,973	TransDigm Group, Inc.* (Aerospace & Defense)	2,478,437
931	Travel + Leisure Co. (Hotels, Restaurants & Leisure)	50,591
1,511	TTEC Holdings, Inc. (IT Services)	142,623
729	Turning Point Brands, Inc. (Tobacco)	27,826
17	Tyler Technologies, Inc.* (Software)	9,235
91	UDR, Inc. (Equity Real Estate Investment Trusts (REITs))	5,053
4,025	UFP Industries, Inc. (Building Products)	329,366
2,082	Ultra Clean Holdings, Inc.* (Semiconductors & Semiconductor Equipment)	103,205
4,268	Umpqua Holdings Corp. (Banks)	87,281
20,500	Union Pacific Corp. (Road & Rail)	4,948,700
4,918	Unisys Corp.* (IT Services)	125,753
32	United Parcel Service, Inc. Class B (Air Freight & Logistics)	6,831
156	UnitedHealth Group, Inc. (Health Care Providers & Services)	71,833
11,150	Unity Software, Inc.* (Software)	1,687,106
1,558	Universal Corp. (Tobacco)	73,226
5,501	Upstart Holdings, Inc.* (Consumer Finance)	1,771,542
3,208	US Ecology, Inc.* (Commercial Services & Supplies)	103,266
185	Valero Energy Corp. (Oil, Gas & Consumable Fuels)	14,306
7,714	Valley National Bancorp (Banks)	102,288
6,962	Valvoline, Inc. (Chemicals)	236,430
3,978	Veracyte, Inc.* (Biotechnology)	190,467
88	VeriSign, Inc.* (IT Services)	19,595
69	Verisk Analytics, Inc. (Professional Services)	14,509
632	Verizon Communications, Inc. (Diversified Telecommunication Services)	33,490
94	ViacomCBS, Inc. Class B (Media)	3,405
16,150	Viavi Solutions, Inc.* (Communications Equipment)	248,710
164	Vimeo, Inc.* (Interactive Media & Services)	5,532
4,337	Viper Energy Partners LP (Oil, Gas & Consumable Fuels)	95,631
7,442	Visa, Inc. Class A (IT Services)	1,575,992
245	W.R. Berkley Corp. (Insurance)	19,502

The accompanying notes are an integral part of these financial statements.	43

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Schedule of Investments (continued)

October 31, 2021

Shares	Description	Value

Common Stocks – (continued)
United States – (continued)
2,735	Wabash National Corp. (Machinery)	$42,475
97	Walgreens Boots Alliance, Inc. (Food & Staples Retailing)	4,561
1,106	Walker & Dunlop, Inc. (Thrifts & Mortgage Finance)	143,857
312	Walmart, Inc. (Food & Staples Retailing)	46,619
736	Waste Management, Inc. (Commercial Services & Supplies)	117,929
409	Waters Corp.* (Life Sciences Tools & Services)	150,328
7,829	Wayfair, Inc. Class A* (Internet & Direct Marketing Retail)	1,950,204
873	Werner Enterprises, Inc. (Road & Rail)	39,564
2,483	WESCO International, Inc.* (Trading Companies & Distributors)	321,697
730	West Pharmaceutical Services, Inc. (Life Sciences Tools & Services)	313,812
10	Weyerhaeuser Co. (Equity Real Estate Investment Trusts (REITs))	357
108	Whirlpool Corp. (Household Durables)	22,770
131	White Mountains Insurance Group Ltd. (Insurance)	138,204
837	Whiting Petroleum Corp.* (Oil, Gas & Consumable Fuels)	54,514
509	Wintrust Financial Corp. (Banks)	45,047
5,162	Wolverine World Wide, Inc. (Textiles, Apparel & Luxury Goods)	171,224
6,222	World Fuel Services Corp. (Oil, Gas & Consumable Fuels)	189,958
122	Xcel Energy, Inc. (Electric Utilities)	7,880
47	Xylem, Inc. (Machinery)	6,138
3,076	Yelp, Inc.* (Interactive Media & Services)	118,826
11,742	Yum China Holdings, Inc. (Hotels, Restaurants & Leisure)	670,233
128	Yum! Brands, Inc. (Hotels, Restaurants & Leisure)	15,992
69	Zebra Technologies Corp. Class A* (Electronic Equipment, Instruments & Components)	36,843
344	Zoetis, Inc. (Pharmaceuticals)	74,373

		180,829,492

Uruguay* – 0.0%
3,750	Dlocal Ltd. (IT Services)	181,912

TOTAL COMMON STOCKS
(Cost $297,394,710)		$407,905,662

Shares	Dividend Rate	Value

Preferred Stocks – 0.3%
Brazil – 0.1%
Braskem SA Class A* (Chemicals)
3,600	0.000%	$34,738
Cia de Transmissao de Energia Eletrica Paulista (Electric Utilities)
9,900	18.540	42,661
Cia Paranaense de Energia (Electric Utilities)
32,300	25.375	33,881
Itausa SA (Banks)
109,300	3.090	198,505
Petroleo Brasileiro SA (Oil, Gas & Consumable Fuels)
115,700	9.200	558,635

		868,420

Germany – 0.2%
Bayerische Motoren Werke AG (Automobiles)
171	0.000	14,576
Jungheinrich AG (Machinery)
2,605	0.951	132,106
Porsche Automobil Holding SE (Automobiles)
33	2.530	3,435
Sartorius AG (Health Care Equipment & Supplies)
42	0.128	27,205
Volkswagen AG (Automobiles)
3,132	2.570	702,919

		880,241

South Korea – 0.0%
CJ CheilJedang Corp. (Food Products)
8	2.130	1,329
Hanwha Corp. (Industrial Conglomerates)
81	4.630	1,139
LG Electronics, Inc. (Household Durables)
177	2.006	9,742

		12,210

TOTAL PREFERRED STOCKS – 0.3%
(Cost $1,648,558)		$1,760,871

Shares	Description	Value

Exchange Traded Funds – 16.4%
13,000	iShares Core MSCI Emerging Markets ETF	$811,590
352,577	iShares MSCI International Multifactor ETF	10,453,908
11,900	iShares MSCI Saudi Arabia ETF	514,556
476,651	iShares MSCI USA Multifactor ETF	21,296,767
126,510	Vanguard S&P 500 ETF	53,407,461

TOTAL EXCHANGE TRADED FUNDS
(Cost $74,366,939)		$86,484,282

44	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Shares	Dividend Rate	Value

Investment Companies(b) – 6.5%
Goldman Sachs Financial Square Government Fund – Class R6
21,160,598	0.026%	$21,160,598
Goldman Sachs Financial Square Government Fund – Institutional Shares
12,999,041	0.026	12,999,041

TOTAL INVESTMENT COMPANIES – 6.5%
(Cost $34,159,639)		$34,159,639

TOTAL INVESTMENTS – 100.7%
(Cost $407,569,846)		$530,310,454

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.7)%		(3,912,980)

NET ASSETS – 100.0%		$526,397,474

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Exempt from registration under Rule 144A of the Securities Act of 1933.

(b)	Represents an affiliated issuer.

Currency Abbreviations:
AED	—United Arab Emirates Dirham
AUD	—Australian Dollar
BRL	—Brazilian Real
CAD	—Canadian Dollar
CHF	—Swiss Franc
CLP	—Chilean Peso
CNY	—Chinese Yuan Renminbi
DKK	—Danish Krone
EUR	—Euro
GBP	—British Pound
HKD	—Hong Kong Dollar
IDR	—Indonesian Rupiah
ILS	—Israeli Shekel
INR	—Indian Rupee
JPY	—Japanese Yen
KRW	—South Korean Won
MXN	—Mexican Peso
MYR	—Malaysian Ringgit
NOK	—Norwegian Krone
NZD	—New Zealand Dollar
PLN	—Polish Zloty
SEK	—Swedish Krona
SGD	—Singapore Dollar
THB	—Thai Baht
TRY	—Turkish Lira
TWD	—Taiwan Dollar
USD	—U.S. Dollar
ZAR	—South African Rand

Investment Abbreviations:
ADR	—American Depositary Receipt
ETF	—Exchange Traded Fund
GDR	—Global Depository Receipt
LLC	—Limited Liability Company
LP	—Limited Partnership
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.	45

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Schedule of Investments (continued)

October 31, 2021

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At October 31, 2021, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Gain
BNP Paribas SA	AUD	6,310,000	USD	4,745,621	11/02/21	$1,124
	CHF	5,670,000	USD	6,169,256	11/02/21	23,724
	ILS	680,000	USD	212,430	11/02/21	2,466
	JPY	1,877,000,000	USD	16,448,792	11/02/21	19,956
	SEK	19,875,000	USD	2,312,811	11/02/21	1,501
	USD	1,591,582	DKK	10,110,000	11/02/21	20,427
	USD	1,579,806	DKK	10,110,000	12/02/21	7,627
	USD	21,191,824	EUR	18,100,000	11/02/21	267,414
	USD	21,046,771	EUR	18,100,000	12/02/21	109,417
	USD	9,578,445	GBP	6,985,000	11/02/21	19,097
	USD	9,642,387	GBP	6,985,000	12/02/21	82,674
	USD	2,257,110	HKD	17,550,000	12/02/21	1,264
	USD	16,936,922	JPY	1,877,000,000	11/02/21	468,173
	USD	414,331	NOK	3,450,000	12/02/21	6,035
	USD	186,772	NZD	260,000	12/02/21	540
	USD	698,208	SGD	940,000	12/02/21	1,235
Brown Brothers Harriman & Co.	USD	45,909	MXN	943,922	11/03/21	82
JPMorgan Securities, Inc.	AUD	1,780,000	USD	1,338,701	11/02/21	317
	CHF	1,690,000	USD	1,838,808	11/02/21	7,071
	ILS	200,000	USD	62,490	11/02/21	714
	JPY	476,000,000	USD	4,171,351	11/02/21	5,061
	SEK	6,150,000	USD	715,662	11/02/21	464
	USD	484,874	DKK	3,080,000	11/02/21	6,223
	USD	481,286	DKK	3,080,000	12/02/21	2,324
	USD	6,076,551	EUR	5,190,000	11/02/21	76,678
	USD	6,034,958	EUR	5,190,000	12/02/21	31,374
	USD	2,639,729	GBP	1,925,000	11/02/21	5,263
	USD	2,657,351	GBP	1,925,000	12/02/21	22,784
	USD	571,082	HKD	4,440,000	12/02/21	373
	USD	4,295,138	JPY	476,000,000	11/02/21	118,727
	USD	126,101	NOK	1,050,000	12/02/21	1,837
	USD	43,101	NZD	60,000	12/02/21	125
	USD	193,119	SGD	260,000	12/02/21	339
State Street Bank and Trust	USD	163,925	ZAR	2,502,725	11/04/21	151
UBS AG (London)	USD	13,528	ZAR	206,654	11/04/21	5

TOTAL						$1,312,586

46	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Loss
BNP Paribas SA	DKK	10,110,000	USD	1,578,848	11/02/21	$(7,693)
	EUR	18,100,000	USD	21,034,644	11/02/21	(110,234)
	GBP	6,985,000	USD	9,642,269	11/02/21	(82,920)
	HKD	17,550,000	USD	2,256,925	11/02/21	(1,276)
	HKD	370,000	USD	47,563	12/02/21	(4)
	NOK	3,450,000	USD	414,420	11/02/21	(6,037)
	NZD	260,000	USD	186,843	11/02/21	(532)
	SGD	940,000	USD	698,311	11/02/21	(1,246)
	USD	4,571,541	AUD	6,310,000	11/02/21	(175,203)
	USD	5,663,983	AUD	7,530,000	12/02/21	(1,171)
	USD	6,125,505	CHF	5,670,000	11/02/21	(67,475)
	USD	7,802,385	CHF	7,160,000	12/02/21	(24,352)
	USD	583,033	DKK	3,750,000	12/02/21	(120)
	USD	5,459,317	EUR	4,720,000	12/02/21	(589)
	USD	1,929,561	GBP	1,410,000	12/02/21	(173)
	USD	2,254,793	HKD	17,550,000	11/02/21	(857)
	USD	212,442	ILS	680,000	11/02/21	(2,453)
	USD	313,592	ILS	1,000,000	12/02/21	(2,477)
	USD	18,022,891	JPY	2,056,000,000	12/02/21	(20,617)
	USD	401,371	NOK	3,450,000	11/02/21	(7,011)
	USD	124,255	NOK	1,050,000	12/02/21	(9)
	USD	182,318	NZD	260,000	11/02/21	(3,993)
	USD	2,286,976	SEK	19,875,000	11/02/21	(27,336)
	USD	3,003,344	SEK	25,800,000	12/02/21	(1,725)
	USD	694,570	SGD	940,000	11/02/21	(2,494)
	USD	133,452	SGD	180,000	12/02/21	(11)
JPMorgan Securities, Inc.	DKK	3,080,000	USD	480,994	11/02/21	(2,344)
	EUR	5,190,000	USD	6,031,481	11/02/21	(31,609)
	GBP	1,925,000	USD	2,657,318	11/02/21	(22,852)
	HKD	4,440,000	USD	571,036	11/02/21	(376)
	NOK	1,050,000	USD	126,128	11/02/21	(1,837)
	NZD	60,000	USD	43,118	11/02/21	(123)
	SGD	260,000	USD	193,145	11/02/21	(340)
	USD	1,289,595	AUD	1,780,000	11/02/21	(49,423)
	USD	1,338,869	AUD	1,780,000	12/02/21	(305)
	USD	1,825,768	CHF	1,690,000	11/02/21	(20,111)
	USD	1,840,199	CHF	1,690,000	12/02/21	(7,173)
	USD	570,443	HKD	4,440,000	11/02/21	(217)
	USD	62,483	ILS	200,000	11/02/21	(721)
	USD	62,501	ILS	200,000	12/02/21	(713)
	USD	4,172,197	JPY	476,000,000	12/02/21	(5,191)
	USD	122,157	NOK	1,050,000	11/02/21	(2,134)
	USD	42,073	NZD	60,000	11/02/21	(921)
	USD	707,668	SEK	6,150,000	11/02/21	(8,459)
	USD	715,823	SEK	6,150,000	12/02/21	(501)
	USD	192,115	SGD	260,000	11/02/21	(690)

TOTAL						$(704,048)

The accompanying notes are an integral part of these financial statements.	47

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Schedule of Investments (continued)

October 31, 2021

ADDITIONAL INVESTMENT INFORMATION (continued)

FUTURES CONTRACTS — At October 31, 2021, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long position contracts:
E-Mini Russell 2000 Index	51	12/17/21	$5,853,015	$126,159
S&P 500 E-Mini Index	174	12/17/21	39,993,900	989,762

TOTAL FUTURES CONTRACTS				$1,115,921

48	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER NON-CORE FIXED INCOME FUND

Schedule of Investments

October 31, 2021

Principal Amount		Interest Rate		Maturity Date	Value

Foreign Debt Obligations – 33.9%
Sovereign – 33.9%
	Abu Dhabi Government International Bond
	$920,000	1.625%		06/02/28	$905,740
	1,556,000	1.875	(a)	09/15/31	1,511,265
	454,000	3.000	(a)	09/15/51	448,893
	Agricultural Development Bank of China
CNY	39,150,000	2.250		04/22/25	5,953,181
	Banque Centrale de Tunisie International Bond
	$400,000	5.750		01/30/25	320,500
	Bonos de la Tesoreria de la Republica en Pesos
CLP	789,893,780	1.500		03/01/26	946,638
	60,761,060	2.000		03/01/35	67,533
	240,000,000	2.500		03/01/25	267,907
	650,000,000	4.700	(a)	09/01/30	730,346
	1,370,000,000	5.000	(a)	10/01/28	1,593,003
	550,000,000	5.000		03/01/35	600,542
	Brazil Letras do Tesouro Nacional(b)
BRL	40,188,000	0.000		01/01/23	6,264,342
	Brazil Notas do Tesouro Nacional
	88,245,000	10.000		01/01/23	15,285,312
	28,273,000	10.000		01/01/25	4,737,613
	Canadian Government Bond
CAD	14,000,000	0.250		08/01/23	11,162,330
	China Development Bank
CNY	42,040,000	3.230		01/10/25	6,620,050
	11,210,000	3.480		01/08/29	1,765,665
	China Government Bond
	$1,618,000	0.400		10/21/23	1,610,492
	2,290,000	0.550		10/21/25	2,231,032
	1,733,000	1.875		12/03/22	1,758,822
CNY	15,900,000	1.990		04/09/25	2,419,389
	17,670,000	2.850		06/04/27	2,750,150
	$1,387,000	3.250		10/19/23	1,457,390
CNY	46,300,000	3.270		11/19/30	7,377,226
	8,900,000	3.280		12/03/27	1,421,070
	Czech Republic Government Bond
CZK	27,080,000	0.950		05/15/30	1,056,456
	118,390,000	1.000		06/26/26	4,906,128
	70,730,000	2.000		10/13/33	2,969,400
	26,400,000	2.400		09/17/25	1,170,799
	28,270,000	2.500		08/25/28	1,251,809
	Dominican Republic
	$3,775,000	4.500		01/30/30	3,814,637
	2,755,000	5.300		01/21/41	2,739,159
	Egypt Treasury Bills(b)
EGP	46,175,000	0.000		12/07/21	2,904,646
	El Salvador Government International Bond
	$1,603,000	5.875		01/30/25	1,267,171
	Export-Import Bank of India
	1,232,000	2.250		01/13/31	1,157,279
	580,000	3.250		01/15/30	589,715
	Georgia Government International Bond
	329,000	2.750		04/22/26	329,925
	Hungary Government Bond
HUF	763,360,000	1.000		11/26/25	2,273,507
	726,420,000	1.500		08/23/23	2,325,633
	$1,713,000	2.125	(a)	09/22/31	1,674,243

Foreign Debt Obligations – (continued)
Sovereign – (continued)
	Hungary Government Bond – (continued)
HUF	408,000,000	2.750		12/22/26	1,273,522
	696,760,000	3.000		10/27/27	2,175,993
	94,750,000	3.000		10/27/38	257,224
	$1,900,000	3.125	(a)	09/21/51	1,846,539
HUF	481,720,000	3.250		10/22/31	1,471,859
	$586,000	5.375		02/21/23	620,721
HUF	369,890,000	6.000		11/24/23	1,284,282
	Indonesia Treasury Bond
IDR	27,650,000,000	6.125		05/15/28	1,995,562
	28,344,000,000	6.500		06/15/25	2,103,668
	39,177,000,000	6.500		02/15/31	2,817,813
	2,559,000,000	6.625		05/15/33	180,986
	19,585,000,000	7.000		09/15/30	1,452,891
	59,891,000,000	7.500		08/15/32	4,519,039
	48,720,000,000	7.500		06/15/35	3,637,535
	1,600,000,000	7.500		05/15/38	117,734
	2,287,000,000	8.125		05/15/24	175,954
	33,821,000,000	8.375		03/15/24	2,602,074
	45,054,000,000	8.375		09/15/26	3,593,508
	26,296,000,000	8.375		03/15/34	2,089,945
	58,239,000,000	9.000		03/15/29	4,799,296
	Kingdom of Bahrain
	$966,000	4.250		01/25/28	948,189
	3,782,000	5.450		09/16/32	3,693,359
	638,000	6.250		01/25/51	594,138
	Kingdom of Jordan
	516,000	4.950		07/07/25	536,801
	937,000	7.375		10/10/47	967,043
	Malaysia Government Bond
MYR	3,927,000	3.480		03/15/23	963,447
	5,250,000	3.757		05/22/40	1,191,583
	8,183,000	3.885		08/15/29	2,008,364
	22,315,000	3.899		11/16/27	5,529,404
	5,250,000	3.900		11/30/26	1,307,048
	13,814,000	3.955		09/15/25	3,452,249
	6,474,000	4.181		07/15/24	1,621,353
	Malaysia Government Investment Issue
	6,994,000	3.465		10/15/30	1,655,607
	Mongolia Government International Bond
	$543,000	3.500		07/07/27	523,995
	343,000	4.450		07/07/31	331,461
	Morocco Government International Bond
	1,018,000	2.375		12/15/27	996,686
	581,000	3.000		12/15/32	550,679
	785,000	4.000		12/15/50	705,764
	Oman Government International Bond
	458,000	6.000		08/01/29	490,432
	1,195,000	6.250		01/25/31	1,290,973
	3,669,000	6.750		10/28/27	4,109,280
	Panama Bonos del Tesoro
	1,237,000	3.362		06/30/31	1,224,243
	Perusahaan Penerbit SBSN Indonesia III
	554,000	4.325		05/28/25	610,543
	Republic of Angola
	2,583,000	8.000		11/26/29	2,558,461

The accompanying notes are an integral part of these financial statements.	49

GOLDMAN SACHS MULTI-MANAGER NON-CORE FIXED INCOME FUND

Schedule of Investments (continued)

October 31, 2021

Principal Amount		Interest Rate		Maturity Date	Value

Foreign Debt Obligations – (continued)
Sovereign – (continued)
	Republic of Argentina(c)
	$7,309,427	1.000%		07/09/29	$2,646,013
	1,481,000	1.125	(d)	07/09/35	454,667
	Republic of Armenia International Bond
	631,000	3.600		02/02/31	591,484
	Republic of Azerbaijan
	410,000	4.750		03/18/24	437,752
	835,000	5.125		09/01/29	925,441
	713,000	5.125		09/01/29	790,227
	Republic of Belarus
	1,204,000	5.875		02/24/26	1,109,486
	Republic of Brazil
	1,497,000	2.875		06/06/25	1,495,503
	6,242,000	3.750		09/12/31	5,702,067
	Republic of Chile(c)
	7,019,000	2.550		07/27/33	6,783,863
	253,000	3.100		05/07/41	246,422
	Republic of Colombia
	444,000	3.250	(c)	04/22/32	414,474
	4,987,000	4.125	(c)	02/22/42	4,508,248
	3,547,000	4.500	(c)	03/15/29	3,750,509
COP	5,932,400,000	6.000		04/28/28	1,440,291
	10,025,000,000	6.250		11/26/25	2,598,857
	12,000,000,000	7.000		06/30/32	2,922,617
	21,936,400,000	7.500		08/26/26	5,888,410
	Republic of Costa Rica
	$2,074,000	6.125		02/19/31	2,126,239
	1,607,000	7.000		04/04/44	1,599,768
	Republic of Ecuador
	998,729	0.000	(b)	07/31/30	531,823
	1,425,468	0.500	(d)	07/31/40	851,717
	3,378,668	1.000	(d)	07/31/35	2,225,698
	Republic of Egypt
	$2,254,000	7.300	(a)	09/30/33	2,107,490
	4,292,000	7.625		05/29/32	4,141,780
	1,497,000	7.903		02/21/48	1,309,875
EGP	55,667,000	14.060		01/12/26	3,411,288
	46,000,000	14.483		04/06/26	2,854,412
	Republic of El Salvador(c)
	$687,000	9.500		07/15/52	563,039
	Republic of Gabon
	400,000	6.375		12/12/24	424,450
	400,000	6.375		12/12/24	424,450
	Republic of Ghana
	1,376,000	6.375		02/11/27	1,224,640
	1,806,000	7.875		02/11/35	1,523,812
	1,282,000	8.625		04/07/34	1,121,750
	Republic of Guatemala(c)
	605,000	3.700	(a)	10/07/33	601,975
	323,000	4.650	(a)	10/07/41	327,946
	861,000	4.900		06/01/30	933,539
	825,000	5.375		04/24/32	922,092
	Republic of Indonesia
	1,690,000	2.150	(c)	07/28/31	1,637,373
	5,657,000	2.850		02/14/30	5,822,467
	451,000	3.050		03/12/51	436,956

Foreign Debt Obligations – (continued)
Sovereign – (continued)
	Republic of Indonesia – (continued)
	642,000	3.500		01/11/28	693,079
	607,000	4.625		04/15/43	690,529
	Republic of Ivory Coast(c)(d)
	143,890	5.750		12/31/32	143,738
	652,621	5.750		12/31/32	651,928
	Republic of Kazakhstan
	1,034,000	4.875		10/14/44	1,262,514
	Republic of Kenya
	1,034,000	6.300		01/23/34	1,002,980
	1,083,000	7.000		05/22/27	1,143,919
	Republic of Korea
	624,000	1.000		09/16/30	589,374
	Republic of Lebanon(e)
	4,720,000	6.100		10/04/22	696,200
	231,000	6.600		11/27/26	34,722
	464,000	7.000		03/20/28	67,657
	Republic of Mozambique(d)
	200,000	5.000		09/15/31	170,100
	Republic of Nigeria
	750,000	6.125	(a)	09/28/28	743,438
	252,000	7.375	(a)	09/28/33	249,480
	2,216,000	7.875		02/16/32	2,248,963
	1,019,000	8.250	(a)	09/28/51	1,001,168
	738,000	8.747		01/21/31	791,182
	Republic of Pakistan
	1,213,000	6.000		04/08/26	1,216,166
	1,145,000	7.375		04/08/31	1,158,007
	391,000	8.875		04/08/51	392,021
	Republic of Panama(c)
	4,911,000	2.252		09/29/32	4,621,865
	914,000	3.750		03/16/25	974,724
	Republic of Paraguay(a)
	1,598,000	2.739		01/29/33	1,532,881
	Republic of Peru
	2,931,000	2.783	(c)	01/23/31	2,926,054
	315,000	3.000		01/15/34	312,008
	2,989,000	3.230	(c)(f)	07/28/21	2,536,540
	225,000	3.550	(c)	03/10/51	226,238
PEN	1,730,000	5.940		02/12/29	446,919
	7,628,000	6.150		08/12/32	1,930,962
	6,711,000	6.350		08/12/28	1,779,231
	6,741,000	6.950		08/12/31	1,823,246
	Republic of Philippines
	$2,253,000	1.648		06/10/31	2,151,863
	3,210,000	1.950		01/06/32	3,102,016
	448,000	3.000		02/01/28	475,982
	1,474,000	3.200		07/06/46	1,481,532
	Republic of Poland
PLN	19,670,000	1.250		10/25/30	4,359,432
	11,253,000	2.500		07/25/26	2,845,510
	9,374,000	2.500		07/25/27	2,360,317
	7,650,000	2.750		10/25/29	1,933,664
	5,000,000	4.000		10/25/23	1,302,119
	$1,996,000	5.000		03/23/22	2,029,566
	Republic of Qatar
	2,074,000	3.750		04/16/30	2,313,547

50	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER NON-CORE FIXED INCOME FUND

Principal Amount		Interest Rate		Maturity Date	Value

Foreign Debt Obligations – (continued)
Sovereign – (continued)
	Republic of Romania
	$992,000	3.000%		02/14/31	$997,146
RON	15,675,000	3.250		04/29/24	3,596,761
	6,235,000	3.250		06/24/26	1,380,018
	750,000	3.650		07/28/25	170,936
	1,214,000	4.000		02/14/51	1,221,815
	5,595,000	4.250		06/28/23	1,314,625
	3,295,000	4.750		02/24/25	779,418
	3,980,000	5.000		02/12/29	935,334
	8,540,000	5.850		04/26/23	2,052,257
	$642,000	6.750		02/07/22	651,951
	Republic of Senegal
	580,000	6.750		03/13/48	575,215
	Republic of Serbia
	400,000	2.125		12/01/30	372,325
	Republic of South Africa
	2,371,000	4.850		09/30/29	2,428,497
	2,361,000	5.750		09/30/49	2,250,033
ZAR	83,614,670	6.250		03/31/36	3,759,241
	48,142,029	7.000		02/28/31	2,589,158
	175,164,951	8.000		01/31/30	10,407,611
	113,108,852	8.250		03/31/32	6,487,197
	88,628,648	8.500		01/31/37	4,826,103
	13,495,150	8.875		02/28/35	778,814
	Republic of Sri Lanka
	$285,000	5.750		04/18/23	195,813
	3,240,000	6.750		04/18/28	2,028,645
	Republic of Turkey
	3,075,000	4.750		01/26/26	2,945,273
	2,525,000	5.950		01/15/31	2,361,664
	2,059,000	6.500		09/20/33	1,956,050
	Republic of Uruguay
UYU	61,317,653	3.875		07/02/40	1,567,105
	$4,538,441	4.375	(c)	01/23/31	5,234,241
	473,267	4.975		04/20/55	606,314
	Republic of Uzbekistan
	200,000	3.700		11/25/30	193,300
	420,000	3.900		10/19/31	410,130
	Republic of Venezuela(e)
	85,000	6.000		12/09/20	8,500
	190,000	7.000		03/31/38	19,238
	199,000	7.650		04/21/25	20,149
	110,000	7.750		10/13/19	11,000
	175,000	8.250		10/13/24	17,500
	203,000	9.000		05/07/23	20,300
	165,000	9.250		09/15/27	16,500
	145,000	9.250		05/07/28	14,681
	152,000	9.375		01/13/34	15,390
	205,000	11.750		10/21/26	20,756
	205,000	11.950		08/05/31	20,756
	140,000	12.750		08/23/22	14,000
	Republic of Zambia
	884,000	5.375		09/20/22	667,696
	Russian Federation Bond
	5,400,000	4.375		03/21/29	6,085,800
RUB	467,786,000	4.500		07/16/25	5,817,774

Foreign Debt Obligations – (continued)
Sovereign – (continued)
	Russian Federation Bond – (continued)
	$400,000	5.100%		03/28/35	$477,700
RUB	288,388,000	6.000		10/06/27	3,656,189
	283,045,000	7.400		12/07/22	3,959,975
	231,400,000	7.650		04/10/30	3,182,074
	240,700,000	7.700		03/23/33	3,319,808
	121,770,000	7.700		03/16/39	1,674,336
	Saudi Government International Bond
	$2,108,000	3.250		10/22/30	2,241,858
	1,441,000	3.450		02/02/61	1,419,385
	1,710,000	4.000		04/17/25	1,859,625
	Serbia Treasury Bonds
RSD	64,000,000	4.500		08/20/32	648,848
	Sri Lanka Government International Bond
	$565,000	6.350		06/28/24	368,415
	State of Israel
	200,000	2.500		01/15/30	207,000
	1,489,000	4.500	(g)	04/03/20	1,853,805
	Thailand Government Bond
THB	22,685,000	0.750		06/17/24	678,799
	39,964,000	1.585		12/17/35	1,077,945
	88,535,000	1.600		12/17/29	2,634,547
	93,000,000	2.000		12/17/31	2,807,820
	29,425,000	2.125		12/17/26	922,375
	97,164,000	2.875		12/17/28	3,179,261
	93,712,000	3.300		06/17/38	3,079,314
	Ukraine Government International Bond
	$3,787,000	6.876		05/21/29	3,849,485
	324,000	7.750		09/01/27	348,867
UAH	35,092,000	15.840		02/26/25	1,410,724
	United Mexican States
	$4,483,000	2.659	(c)	05/24/31	4,324,134
	692,000	4.350		01/15/47	715,701
MXN	61,657,100	5.750		03/05/26	2,831,029
	31,146,100	6.500		06/09/22	1,517,555
	107,439,500	7.500		06/03/27	5,243,012
	90,641,500	7.750		05/29/31	4,471,429
	89,343,000	8.500		05/31/29	4,598,585
	70,510,800	8.500		11/18/38	3,610,006
	127,493,400	10.000		12/05/24	6,697,692
	14,790,000	10.000		11/20/36	864,749

	TOTAL FOREIGN DEBT OBLIGATIONS
	(Cost $494,489,715)				$483,333,553

Corporate Obligations – 32.7%
Advertising(c) – 0.3%
	Summer BC Holdco B S.a.r.l.
	$887,000	5.750%		10/31/26	$1,069,196
	Terrier Media Buyer, Inc.(a)
	3,201,000	8.875		12/15/27	3,385,058

					4,454,254

The accompanying notes are an integral part of these financial statements.	51

GOLDMAN SACHS MULTI-MANAGER NON-CORE FIXED INCOME FUND

Schedule of Investments (continued)

October 31, 2021

Principal Amount		Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Aerospace & Defense – 0.7%
	Bombardier, Inc.(a)(c)
	$1,000,000	6.000%		02/15/28	$1,008,750
	410,000	7.500		12/01/24	425,888
	340,000	7.500		03/15/25	348,925
	2,643,000	7.875		04/15/27	2,742,112
	Embraer Netherlands Finance B.V.(a)
	1,196,000	6.950		01/17/28	1,325,168
	F-Brasile SpA/F-Brasile US LLC(a)(c)
	1,011,000	7.375		08/15/26	1,035,001
	TransDigm, Inc.(a)(c)
	600,000	6.250		03/15/26	627,000
	Triumph Group, Inc.(c)
	807,479	6.250	(a)	09/15/24	808,488
	915,000	7.750		08/15/25	928,725
	628,000	8.875	(a)	06/01/24	691,585

					9,941,642

Agriculture(a)(c) – 0.4%
	Turning Point Brands, Inc.
	985,000	5.625		02/15/26	1,002,237
	Vector Group Ltd.
	3,803,000	5.750		02/01/29	3,783,985
	1,150,000	10.500		11/01/26	1,213,250

					5,999,472

Airlines – 0.2%
	Air Canada
	265,000	4.000		07/01/25	373,605
	Avianca Holdings SA(a)(h)
	2,154,912	9.000		03/31/22	2,157,153
	Delta Air Lines, Inc.(a)
	599,000	7.000		05/01/25	699,332

					3,230,090

Automotive – 0.6%
	Dealer Tire LLC/DT Issuer LLC(a)(c)
	1,889,000	8.000		02/01/28	1,971,644
	Ford Motor Co.
	650,000	8.500		04/21/23	712,548
	1,010,000	9.000	(c)	04/22/25	1,215,229
	225,000	9.625	(c)	04/22/30	323,285
	Ford Motor Credit Co. LLC(c)
	100,000	4.063		11/01/24	104,950
	1,260,000	4.125		08/17/27	1,334,644
	IHO Verwaltungs GmbH(a)(c)(h)
	(PIK 6.750%, Cash 6.000%)
	685,000	6.000		05/15/27	709,831
	(PIK 7.125%, Cash 6.375%)
	535,000	6.375		05/15/29	577,800
	Jaguar Land Rover Automotive PLC(a)(c)
EUR	1,100,000	4.500		07/15/28	1,270,595

					8,220,526

Banks – 2.5%
	Banca Monte dei Paschi di Siena SpA(c)(i) (5 Year EUR Swap + 5.005%)
	1,724,000	5.375		01/18/28	1,442,393

Corporate Obligations – (continued)
Banks – (continued)
	Banco de Sabadell SA(c)(i) (-1X 5 year EUR Swap + 6.198%)
	1,000,000	5.750		12/31/99	1,225,360
	Banco do Estado do Rio Grande do Sul SA(c)(i) (5 year CMT + 4.928%)
	1,220,000	5.375		01/28/31	1,181,341
	Banco Nacional de Comercio Exterior/Cayman Islands SNC(a)(c)(i) (5 year CMT + 2.000%)
	1,019,000	2.720		08/11/31	1,019,318
	Banco Santander SA(c)(i) (-1x 5 Year EUR Swap + 4.534%)
EUR	1,000,000	4.375		12/31/99	1,192,125
	Barclays PLC(c)(i)
	(5 year CMT + 5.867%)
	$2,400,000	6.125		12/31/99	2,634,000
	(5 Year USD Swap + 4.842%)
	2,255,000	7.750		12/31/99	2,449,494
	CaixaBank SA(c)(i) (-1X 5 year EUR Swap + 3.857%)
EUR	1,000,000	3.625		12/31/99	1,098,200
	Commerzbank AG(c)(i)
	(-1x 5 Year EUR Swap + 6.363%)
	600,000	6.125		03/31/99	749,955
	(5 year USD Swap + 5.228%)
	$1,000,000	7.000		12/31/99	1,076,250
	Deutsche Bank AG(c)(i)
	(-1X 5 year EUR Swap + 4.747%)
EUR	800,000	4.625		12/31/99	952,544
	(5 Year CMT + 4.524%)
	$1,400,000	6.000		12/31/99	1,463,000
	Development Bank of Kazakhstan JSC
	990,000	2.950		05/06/31	979,110
	Freedom Mortgage Corp.(a)(c)
	937,750	6.625		01/15/27	888,518
	480,000	7.625		05/01/26	469,200
	1,855,000	8.125		11/15/24	1,868,913
	1,225,000	8.250		04/15/25	1,237,250
	Ibercaja Banco SA(c)(i) (-1X 5 year EUR Swap + 2.882%)
EUR	700,000	2.750		07/23/30	814,573
	Intesa Sanpaolo SpA
	$1,300,000	5.710	(a)	01/15/26	1,450,350
	(5 Year EUR Swap + 7.192%)
EUR	939,000	7.750	(c)(i)	12/29/49	1,310,722
	(5 Year USD Swap + 5.462%)
	$500,000	7.700	(a)(c)(i)	12/29/49	559,375
	Lloyds Banking Group PLC(c)(i) (5 Year USD Swap + 4.496%)
	2,290,000	7.500		12/31/99	2,622,050
	Novo Banco SA/Luxembourg
EUR	95,000	3.500		01/02/43	108,710
	1,015,000	3.500		01/23/43	1,161,254
	UniCredit SpA(a)
	$1,000,000	6.572		01/14/22	1,011,270
	(5 Year USD ICE Swap + 3.703%)
	3,700,000	5.861	(c)(i)	06/19/32	4,082,173

					35,047,448

Biotechnology(c) – 0.1%
	Cidron Aida Finco Sarl
EUR	903,000	5.000		04/01/28	1,027,385

52	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER NON-CORE FIXED INCOME FUND

Principal Amount		Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Building Materials – 0.5%
	CEMEX Materials LLC(a)
	$1,098,000	7.700%		07/21/25	$1,242,112
	Cemex SAB de CV(a)(c)
	3,075,000	5.200		09/17/30	3,321,538
	Griffon Corp.(c)
	725,000	5.750		03/01/28	756,719
	SRM Escrow Issuer LLC(a)(c)
	1,724,000	6.000		11/01/28	1,792,960

					7,113,329

Chemicals(a)(c) – 1.1%
	Braskem Idesa SAPI
	634,000	6.990		02/20/32	648,455
	Cornerstone Chemical Co.
	5,195,000	6.750		08/15/24	4,623,550
	GPD Cos., Inc
	1,037,000	10.125		04/01/26	1,109,590
	Innophos Holdings, Inc.
	965,000	9.375		02/15/28	1,042,200
	Iris Holdings, Inc.(h) (PIK 9.500%, Cash 8.750%)
	615,000	8.750		02/15/26	624,225
	NOVA Chemicals Corp.
	1,815,000	4.250		05/15/29	1,794,582
	Rain CII Carbon LLC/CII Carbon Corp.
	2,760,000	7.250		04/01/25	2,804,850
	Rayonier AM Products, Inc.
	352,000	5.500		06/01/24	348,480
	959,000	7.625		01/15/26	987,770
	Unifrax Escrow Issuer Corp.
	1,437,000	5.250		09/30/28	1,437,000
	375,000	7.500		09/30/29	374,531

					15,795,233

Commercial Services(c) – 1.0%
	Adtalem Global Education, Inc.(a)
	1,863,000	5.500		03/01/28	1,881,630
	Avis Budget Finance Plc
EUR	1,047,000	4.750		01/30/26	1,229,274
	CPI CG, Inc.(a)
	$575,000	8.625		03/15/26	620,281
	GEMS MENASA Cayman Ltd./GEMS Education Delaware LLC(a)
	1,781,000	7.125		07/31/26	1,843,335
	Metis Merger Sub LLC(a)
	1,433,000	6.500		05/15/29	1,418,670
	Movida Europe SA(a)
	1,647,000	5.250		02/08/31	1,552,298
	NESCO Holdings II, Inc.(a)
	860,000	5.500		04/15/29	873,975
	Prime Security Services Borrower LLC/Prime Finance, Inc.(a)
	865,000	6.250		01/15/28	884,463
	StoneCo Ltd.
	1,111,000	3.950		06/16/28	990,734
	StoneMor, Inc.(a)
	840,000	8.500		05/15/29	864,150
	Team Health Holdings, Inc.(a)
	650,000	6.375		02/01/25	575,250

Corporate Obligations – (continued)
Commercial Services(c) – (continued)
	The ADT Security Corp.(a)
	1,891,000	4.125		08/01/29	1,867,362

					14,601,422

Computers(c) – 0.3%
	Banff Merger Sub, Inc.
EUR	1,647,000	8.375		09/01/26	1,978,928
	Flexential Intermediate Corp.(a)
	$1,910,000	11.250		08/01/24	2,029,375
	Unisys Corp.(a)
	550,000	6.875		11/01/27	598,125

					4,606,428

Cosmetics/Personal Care(a)(c) – 0.1%
	Coty, Inc.
	1,222,000	5.000		04/15/26	1,252,550

Distribution & Wholesale(a)(c) – 0.1%
	Avient Corp.
	705,000	5.750		05/15/25	736,725
	G-III Apparel Group Ltd.
	1,142,000	7.875		08/15/25	1,216,230

					1,952,955

Diversified Financial Services – 1.5%
	AG Issuer LLC(a)(c)
	1,000,000	6.250		03/01/28	1,042,500
	Aircastle Ltd.(a)(c)(i) (5 year CMT + 4.410%)
	1,222,000	5.250		12/31/99	1,255,605
	Cobra AcquisitionCo LLC(a)(c)
	1,625,000	6.375		11/01/29	1,592,500
	Coinbase Global, Inc.(a)(c)
	1,044,000	3.375		10/01/28	1,002,240
	Finance of America Funding LLC(a)(c)
	1,960,000	7.875		11/15/25	1,891,400
	Global Aircraft Leasing Co. Ltd.(a)(c)(h) (PIK 7.250%, Cash 6.500%)
	2,408,306	6.500		09/15/24	2,333,046
	Jefferies Finance LLC/JFIN Co-Issuer Corp.(a)(c)
	1,257,000	5.000		08/15/28	1,271,574
	LD Holdings Group LLC(a)(c)
	1,135,000	6.125		04/01/28	1,037,106
	80,000	6.500		11/01/25	78,000
	Midcap Financial Issuer Trust(a)(c)
	1,582,000	5.625		01/15/30	1,556,293
	1,050,000	6.500		05/01/28	1,090,688
	Nationstar Mortgage Holdings, Inc.(a)(c)
	550,000	5.500		08/15/28	561,190
	1,009,000	6.000		01/15/27	1,055,666
	OneMain Finance Corp.
	400,000	5.375	(c)	11/15/29	427,500
	1,790,000	7.125		03/15/26	2,027,175
	PRA Group, Inc.(a)(c)
	659,000	7.375		09/01/25	702,659
	Unifin Financiera SAB de CV(c)
	1,684,000	9.875		01/28/29	1,557,700

The accompanying notes are an integral part of these financial statements.	53

GOLDMAN SACHS MULTI-MANAGER NON-CORE FIXED INCOME FUND

Schedule of Investments (continued)

October 31, 2021

Principal Amount		Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Diversified Financial Services – (continued)
	Voyager Aviation Holdings LLC(a)(c)
	$1,020,000	8.500%		05/09/26	$932,280

					21,415,122

Electrical – 0.5%
	Eskom Holdings SOC Ltd.
	645,000	4.314	(j)	07/23/27	635,157
	742,000	6.750		08/06/23	765,327
	NRG Energy, Inc.(a)(c)
	1,342,000	3.875		02/15/32	1,315,160
	PG&E Corp.(c)
	1,005,000	5.000		07/01/28	1,045,200
	Pike Corp.(a)(c)
	971,000	5.500		09/01/28	985,565
	Talen Energy Supply LLC(c)
	475,000	6.500		06/01/25	287,375
	260,000	6.625	(a)	01/15/28	244,400
	2,302,000	7.250	(a)	05/15/27	2,198,410
	15,000	7.625	(a)	06/01/28	14,250
	705,000	10.500	(a)	01/15/26	461,775

					7,952,619

Electrical Components & Equipment(a)(c) – 0.1%
	Belden, Inc.
EUR	756,000	3.375		07/15/31	899,018

Engineering & Construction – 0.6%
	Abertis Infraestructuras Finance BV(c)(i) (-1X 5 year EUR Swap + 3.694%)
	900,000	3.248		12/31/99	1,062,508
	Artera Services LLC(a)(c)
	$433,897	9.033		12/04/25	464,812
	Bioceanico Sovereign Certificate Ltd.(b)
	1,132,000	0.000		06/05/34	840,864
	Global Infrastructure Solutions, Inc.(a)(c)
	1,113,000	5.625		06/01/29	1,135,260
	Great Lakes Dredge & Dock Corp.(a)(c)
	1,183,000	5.250		06/01/29	1,199,266
	State Agency of Roads of Ukraine(j)
	1,870,000	6.250		06/24/28	1,833,184
	Tutor Perini Corp.(a)(c)
	1,565,000	6.875		05/01/25	1,592,388

					8,128,282

Entertainment(c) – 0.8%
	AMC Entertainment Holdings, Inc.
	25,000	5.750		06/15/25	19,875
	235,000	6.125		05/15/27	175,075
	Banijay Entertainment SASU(a)
	737,000	5.375		03/01/25	754,504
	Banijay Group SAS
	1,469,000	6.500		03/01/26	1,750,620
	Caesars Entertainment, Inc.(a)
	$1,570,000	8.125		07/01/27	1,754,475
	Cirsa Finance International Sarl(a)
EUR	1,660,000	4.500		03/15/27	1,890,540

Corporate Obligations – (continued)
Entertainment(c) – (continued)
	Empire Resorts, Inc.(a)
	$120,000	7.750		11/01/26	122,100
	International Game Technology PLC(a)
	765,000	6.250		01/15/27	860,625
	Raptor Acquisition Corp./Raptor Co-Issuer LLC(a)
	1,120,000	4.875		11/01/26	1,135,400
	Scientific Games International, Inc.(a)
	1,179,000	7.000		05/15/28	1,271,846
	381,000	8.250		03/15/26	402,908
	Wynn Resorts Finance LLC/Wynn Resorts Capital Corp.(a)
	755,000	7.750		04/15/25	794,637

					10,932,605

Environmental(a)(c) – 0.1%
	Tervita Corp.
	1,020,000	11.000		12/01/25	1,173,000

Food & Drug Retailing – 0.2%
	Casino Guichard Perrachon SA(c)
EUR	670,000	6.625		01/15/26	769,454
	New Albertsons LP
	$100,000	8.000		05/01/31	122,750
	1,015,000	8.700		05/01/30	1,270,019
	Ulker Biskuvi Sanayi AS
	452,000	6.950		10/30/25	474,120

					2,636,343

Forest Products&Paper(a)(c) – 0.4%
	Pearl Merger Sub, Inc.
	2,952,000	6.750		10/01/28	2,929,860
	Resolute Forest Products, Inc.
	1,408,000	4.875		03/01/26	1,432,640
	Sylvamo Corp.
	1,305,000	7.000		09/01/29	1,311,525

					5,674,025

Gaming(c) – 0.3%
	Inn of the Mountain Gods Resort & Casino(h)
	978,035	9.250		11/30/23	951,892
	Sugarhouse HSP Gaming Prop Mezz LP/Sugarhouse HSP Gaming Finance Corp.(a)
	1,644,000	5.875		05/15/25	1,627,560
	Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp.(a)
	60,000	4.250		05/30/23	60,525
	325,000	5.250		05/15/27	329,469
	140,000	5.500		03/01/25	141,925
	Wynn Macau Ltd.
	1,244,000	5.625		08/26/28	1,150,240

					4,261,611

Healthcare Providers & Services(a)(c) – 0.7%
	Akumin Escrow, Inc.
	685,000	7.500		08/01/28	647,325
	Akumin, Inc.
	2,079,000	7.000		11/01/25	1,990,642
	CHS/Community Health Systems, Inc.
	600,000	6.125		04/01/30	588,000
	737,000	6.875		04/15/29	756,346

54	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER NON-CORE FIXED INCOME FUND

Principal Amount		Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Healthcare Providers & Services(a)(c) – (continued)
	Envision Healthcare Corp.
	$835,000	8.750%		10/15/26	$561,538
	Lifepoint Health, Inc.
	1,390,000	5.375		01/15/29	1,362,200
	Mozart Debt Merger Sub, Inc.
	722,000	3.875		04/01/29	719,293
	615,000	5.250		10/01/29	624,963
	RegionalCare Hospital Partners Holdings, Inc./LifePoint Health, Inc.
	750,000	9.750		12/01/26	791,250
	Surgery Center Holdings, Inc.
	1,000,000	10.000		04/15/27	1,072,500
	Tenet Healthcare Corp.
	1,403,000	6.125		10/01/28	1,473,150

					10,587,207

Home Builders(a)(c) – 0.1%
	Ashton Woods USA LLC/Ashton Woods Finance Co.
	950,000	6.625		01/15/28	1,007,000
	Mattamy Group Corp.
	605,000	4.625		03/01/30	613,319

					1,620,319

Household Products(a)(c) – 0.1%
	Kronos Acquisition Holdings, Inc./KIK Custom Products, Inc.
	1,000,000	7.000		12/31/27	957,500

Housewares(a)(c) – 0.1%
	American Greetings Corp.
	1,410,000	8.750		04/15/25	1,462,875

Insurance – 0.4%
	Genworth Holdings, Inc.
	995,000	4.800		02/15/24	1,016,144
	Highlands Holdings Bond Issuer Ltd./Highlands Holdings Bond Co-Issuer, Inc.(a)(c)(h) (PIK 8.375%, Cash 7.625%)
	841,875	7.625		10/15/25	888,178
	MGIC Investment Corp.
	740,000	5.250	(c)	08/15/28	782,550
	1,500,000	9.000	(a)	04/01/63	2,002,322
	Sagicor Financial Co. Ltd.(c)
	264,000	5.300	(a)	05/13/28	273,636
	200,000	5.300		05/13/28	207,300

					5,170,130

Internet – 0.5%
	Cablevision Lightpath LLC(a)(c)
	1,214,000	5.625		09/15/28	1,198,825
	Getty Images, Inc.(a)(c)
	845,000	9.750		03/01/27	895,700
	MercadoLibre, Inc.(c)
	564,000	3.125		01/14/31	529,483
	Netflix, Inc.
EUR	1,493,000	3.875		11/15/29	2,086,018
	Rakuten Group, Inc.(i)
	(5 year CMT + 4.578%)
	$1,342,000	5.125		12/31/99	1,343,678

Corporate Obligations – (continued)
Internet – (continued)
	Rakuten Group, Inc. – (continued)
	(5 year CMT + 4.956%)
	740,000	6.250		12/31/99	776,075

					6,829,779

Investment Companies(c) – 0.1%
	Icahn Enterprises LP/Icahn Enterprises Finance Corp.
	385,000	4.750		09/15/24	398,475
	815,000	5.250		05/15/27	847,600

					1,246,075

Iron/Steel(c) – 0.7%
	Allegheny Technologies, Inc.
	915,000	4.875		10/01/29	910,425
	Baffinland Iron Mines Corp./Baffinland Iron Mines LP(a)
	4,890,000	8.750		07/15/26	5,146,725
	Mineral Resources Ltd.(a)
	3,770,000	8.125		05/01/27	4,071,600

					10,128,750

Leisure Time(c) – 0.4%
	Carnival Corp.(a)
	1,000,000	9.875		08/01/27	1,151,250
	550,000	10.500		02/01/26	637,313
	Life Time, Inc.(a)
	970,000	5.750		01/15/26	999,100
	NCL Corp., Ltd. Class C(a)
	760,000	12.250		05/15/24	893,000
	Pinnacle Bidco PLC
EUR	891,000	5.500		02/15/25	1,049,308
	Royal Caribbean Cruises Ltd.(a)
	$775,000	9.125		06/15/23	839,906

					5,569,877

Machinery-Diversified(a)(c) – 0.2%
	GrafTech Finance, Inc.
	805,000	4.625		12/15/28	813,050
	OT Merger Corp.
	1,258,000	7.875		10/15/29	1,235,985
	TK Elevator Holdco GmbH
	800,000	7.625		07/15/28	847,000

					2,896,035

Media – 3.4%
	Altice Financing SA(a)(c)
	1,220,000	5.750		08/15/29	1,197,125
	Beasley Mezzanine Holdings LLC(a)(c)
	1,400,000	8.625		02/01/26	1,408,750
	CCO Holdings LLC/CCO Holdings Capital Corp.(a)(c)
	1,525,000	4.250		01/15/34	1,475,437
	1,000,000	4.500		08/15/30	1,017,500
	150,000	5.375		06/01/29	160,875
	Cengage Learning, Inc.(a)(c)
	1,250,000	9.500		06/15/24	1,278,125
	CSC Holdings LLC(a)(c)
	1,065,000	4.625		12/01/30	975,806
	890,000	5.750		01/15/30	874,425
	175,000	6.500		02/01/29	186,813
	1,695,000	7.500		04/01/28	1,803,056

The accompanying notes are an integral part of these financial statements.	55

GOLDMAN SACHS MULTI-MANAGER NON-CORE FIXED INCOME FUND

Schedule of Investments (continued)

October 31, 2021

Principal Amount		Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Media – (continued)
	Cumulus Media New Holdings, Inc.(a)(c)
	$664,000	6.750%		07/01/26	$690,560
	Diamond Sports Group LLC/Diamond Sports Finance Co.(a)(c)
	1,575,000	5.375		08/15/26	889,875
	1,274,000	6.625		08/15/27	375,830
	DIRECTV Holdings LLC/DIRECTV Financing Co, Inc.(a)(c)
	885,000	5.875		08/15/27	917,081
	DISH DBS Corp.
	615,000	5.000		03/15/23	636,525
	1,167,000	5.125		06/01/29	1,123,237
	180,000	5.875		11/15/24	191,700
	677,000	7.375	(c)	07/01/28	710,004
	275,000	7.750		07/01/26	306,281
	Gray Television, Inc.(a)(c)
	1,691,000	7.000		05/15/27	1,809,370
	Houghton Mifflin Harcourt Publishers, Inc.(a)(c)
	1,810,000	9.000		02/15/25	1,914,075
	iHeartCommunications, Inc.(c)
	137,309	8.375		05/01/27	146,234
	LCPR Senior Secured Financing DAC(a)(c)
	2,207,000	6.750		10/15/27	2,332,068
	Liberty Interactive LLC
	342,370	3.750	(c)	02/15/30	263,625
	3,968,542	4.000	(c)	11/15/29	3,053,793
	45,000	8.250		02/01/30	49,163
	Mav Acquisition Corp.(a)(c)
	1,650,000	5.750		08/01/28	1,621,125
	News Corp.(a)(c)
	1,122,000	3.875		05/15/29	1,138,830
	Nexstar Media, Inc.(a)(c)
	1,257,000	5.625		07/15/27	1,326,135
	Radiate Holdco LLC/Radiate Finance, Inc.(a)(c)
	1,119,000	6.500		09/15/28	1,119,000
	Salem Media Group, Inc.(a)(c)
	1,810,000	6.750		06/01/24	1,819,050
	Sinclair Television Group, Inc.(a)(c)
	1,422,000	5.500		03/01/30	1,354,455
	986,000	5.875		03/15/26	1,008,185
	Sirius XM Radio, Inc.(a)(c)
	475,000	5.500		07/01/29	510,625
	Spanish Broadcasting System, Inc.(a)(c)
	1,045,000	9.750		03/01/26	1,089,413
	TEGNA, Inc.(c)
	1,890,000	4.625		03/15/28	1,899,450
	Telenet Finance Luxembourg Notes S.a.r.l.(a)(c)
	1,800,000	5.500		03/01/28	1,876,500
	Univision Communications, Inc.(a)(c)
	1,687,000	6.625		06/01/27	1,821,960
	UPC Holding B.V.(c)
EUR	939,000	3.875		06/15/29	1,102,179
	Urban One, Inc.(a)(c)
	$1,835,000	7.375		02/01/28	1,919,869
	VTR Finance NV(a)(c)
	1,200,000	6.375		07/15/28	1,276,200
	Ziggo B.V.(a)(c)
	1,575,000	5.500		01/15/27	1,624,219

					48,294,528

Corporate Obligations – (continued)
Mining(c) – 0.9%
	First Quantum Minerals Ltd.(a)
	500,000	6.875		03/01/26	519,688
	735,000	7.250		04/01/23	748,597
	3,265,000	7.500		04/01/25	3,367,031
	Freeport-McMoRan, Inc.
	2,100,000	5.450		03/15/43	2,619,750
	Hecla Mining Co.
	1,650,000	7.250		02/15/28	1,769,625
	Mountain Province Diamonds, Inc.(a)
	3,440,000	8.000		12/15/22	3,074,500
	New Gold, Inc.(a)
	590,000	6.375		05/15/25	606,225
	Northwest Acquisitions ULC/Dominion Finco, Inc.(a)(e)
	1,260,000	7.125		11/01/22	126
	Polyus Finance PLC(a)
	416,000	3.250		10/14/28	411,632

					13,117,174

Oil Field Services – 4.8%
	Antero Resources Corp.(a)(c)
	543,000	8.375		07/15/26	610,196
	Chesapeake Engery Corp.(k)
	195,000	7.000		10/01/24	5,363
	935,000	7.500		10/01/26	26,881
	CITGO Petroleum Corp.(a)(c)
	800,000	7.000		06/15/25	822,000
	CNX Resources Corp.(a)(c)
	415,000	7.250		03/14/27	439,900
	Colgate Energy Partners III LLC(a)(c)
	1,007,000	5.875		07/01/29	1,027,140
	464,000	7.750		02/15/26	494,160
	Comstock Resources, Inc.(a)(c)
	1,129,000	6.750		03/01/29	1,212,264
	Ecopetrol SA(c)
	1,679,000	4.625		11/02/31	1,666,407
	2,437,000	5.875		11/02/51	2,418,722
	EQT Corp.(c)
	460,000	6.625		02/01/25	516,350
	800,000	7.500		02/01/30	1,022,000
	Guara Norte S.a.r.l.(a)
	1,581,487	5.198		06/15/34	1,550,154
	KazMunayGas National Co. JSC(c)
	1,123,000	3.500		04/14/33	1,160,901
	Kosmos Energy Ltd.(a)(c)
	942,000	7.750		05/01/27	946,710
	Matador Resources Co.(c)
	1,219,000	5.875		09/15/26	1,252,523
	MC Brazil Downstream Trading S.a.r.l
	200,000	7.250		06/30/31	194,750
	MEG Energy Corp.(a)(c)
	3,319,000	7.125		02/01/27	3,476,652
	Murphy Oil Corp.(c)
	1,088,000	6.375		07/15/28	1,145,120
	Northern Oil and Gas, Inc.(a)(c)
	875,000	8.125		03/01/28	936,250
	NuVista Energy Ltd.(a)(c)
CAD	1,900,000	7.875		07/23/26	1,581,286

56	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER NON-CORE FIXED INCOME FUND

Principal Amount		Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Oil Field Services – (continued)
	Occidental Petroleum Corp.
	$793,000	4.500	% (c)	07/15/44	$800,930
	505,000	4.625	(c)	06/15/45	520,150
	770,000	5.550	(c)	03/15/26	849,888
	455,000	6.375	(c)	09/01/28	528,938
	550,000	7.500		05/01/31	715,000
	1,243,000	8.500	(c)	07/15/27	1,552,196
	PBF Holding Co LLC/PBF Finance Corp.(c)
	655,000	7.250		06/15/25	510,900
	865,000	9.250	(a)	05/15/25	843,375
	Penn Virginia Escrow LLC(a)(c)
	1,219,000	9.250		08/15/26	1,267,760
	Petrobras Global Finance B.V.(c)
	1,000,000	5.500		06/10/51	875,270
	Petroleos de Venezuela SA(e)
	700,000	6.000		11/15/26	35,000
	Petroleos del Peru SA
	659,000	5.625		06/19/47	666,002
	Petroleos Mexicanos
	1,994,000	5.950	(c)	01/28/31	1,957,111
	1,400,000	6.500		03/13/27	1,487,150
	171,000	6.500		06/02/41	154,097
	6,316,000	6.750		09/21/47	5,565,975
	633,000	6.840	(c)	01/23/30	660,377
	1,504,000	7.690	(c)	01/23/50	1,436,320
	Petronas Capital Ltd.(c)
	887,000	2.480		01/28/32	880,152
	1,772,000	3.500		04/21/30	1,910,375
	1,458,000	4.550		04/21/50	1,822,624
	Qatar Petroleum(c)
	1,800,000	2.250	(a)	07/12/31	1,770,750
	638,000	2.250		07/12/31	627,633
	1,128,000	3.125		07/12/41	1,139,280
	1,226,000	3.300	(a)	07/12/51	1,253,968
	270,000	3.300		07/12/51	276,159
	SA Global Sukuk Ltd.(c)
	567,000	1.602		06/17/26	558,849
	Saudi Arabian Oil Co.(c)
	1,061,000	1.625		11/24/25	1,055,165
	Secure Energy Services, Inc.(a)(c)
CAD	100,000	7.250		12/30/26	81,408
	Shelf Drilling Holdings Ltd.(a)(c)
	$2,215,000	8.250		02/15/25	1,710,423
	Southwestern Energy Co.(c)
	1,463,000	5.375		03/15/30	1,539,808
	Strathcona Resources Ltd.(a)(c)
	1,670,000	6.875		08/01/26	1,657,475
	Tengizchevroil Finance Co International Ltd.(c)
	1,198,000	2.625		08/15/25	1,214,982
	Transocean Pontus Ltd.(a)(c)
	1,886,050	6.125		08/01/25	1,886,050
	Transocean, Inc.
	480,000	7.500		04/15/31	314,400
	1,030,000	11.500	(a)(c)	01/30/27	1,063,475
	USA Compression Partners LP/USA Compression Finance Corp.(c)
	250,000	6.875		04/01/26	257,500

Corporate Obligations – (continued)
Oil Field Services – (continued)
	Vine Energy Holdings LLC(a)(c)
	1,699,000	6.750		04/15/29	1,822,177
	Viper Energy Partners LP(a)(c)
	813,000	5.375		11/01/27	847,422
	Wintershall Dea Finance 2 BV(c)(i) (-1X 5 year EUR Swap + 3.319%)
EUR	1,800,000	3.000		12/31/99	2,046,987

					68,669,230

Packaging(c) – 0.4%
	Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc.(a)
	565,000	4.125		08/15/26	575,594
	1,270,000	5.250		08/15/27	1,266,825
	Intelligent Packaging Ltd. Finco, Inc./Intelligent Packaging Ltd. Co-Issuer LLC(a)
	1,637,000	6.000		09/15/28	1,690,202
	LABL, Inc.(a)
	1,000,000	10.500		07/15/27	1,057,500
	Trivium Packaging Finance BV
EUR	632,000	3.750		08/15/26	733,244

					5,323,365

Pharmaceuticals – 1.1%
	AdaptHealth LLC(a)(c)
	$880,000	4.625		08/01/29	871,200
	Bausch Health Cos., Inc.(a)(c)
	1,500,000	5.250		01/30/30	1,355,625
	3,237,000	6.250		02/15/29	3,131,797
	Cheplapharm Arzneimittel GmbH(a)(c)
	1,082,000	5.500		01/15/28	1,114,460
	Endo Dac/Endo Finance LLC/Endo Finco, Inc.(a)(c)
	946,000	6.000		06/30/28	657,470
	638,000	9.500		07/31/27	633,215
	Lannett Co, Inc.(a)(c)
	2,285,000	7.750		04/15/26	2,102,200
	Organon & Co./Organon Foreign Debt Co.-Issuer BV(a)(c)
	1,220,000	5.125		04/30/31	1,253,550
	Par Pharmaceutical, Inc.(a)(c)
	1,405,000	7.500		04/01/27	1,415,537
	Teva Pharmaceutical Finance Co. B.V.
	1,800,000	2.950		12/18/22	1,815,750
	Teva Pharmaceutical Finance Netherlands III B.V.
	889,000	3.150		10/01/26	837,883

					15,188,687

Pipelines – 2.0%
	Antero Midstream Partners LP/Antero Midstream Finance Corp.(a)(c)
	265,000	5.750		03/01/27	273,613
	Cheniere Energy Partners LP(c)
	455,000	4.500		10/01/29	484,575
	CNX Midstream Partners LP(a)(c)
	439,000	4.750		04/15/30	438,451
	CQP Holdco LP/BIP-V Chinook Holdco LLC(a)(c)
	2,462,000	5.500		06/15/31	2,566,635

The accompanying notes are an integral part of these financial statements.	57

GOLDMAN SACHS MULTI-MANAGER NON-CORE FIXED INCOME FUND

Schedule of Investments (continued)

October 31, 2021

Principal Amount			Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Pipelines – (continued)
	Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp.(c)
	$610,000		5.750%		04/01/25	$622,200
	DCP Midstream Operating LP
	620,000		5.625	(c)	07/15/27	705,250
	425,000		8.125		08/16/30	575,875
	EnLink Midstream LLC(c)
	425,000		5.375		06/01/29	439,875
	390,000		5.625	(a)	01/15/28	412,425
	EnLink Midstream Partners LP(c)
	165,000		4.850		07/15/26	170,981
	Galaxy Pipeline Assets Bidco Ltd.
	1,754,000		2.160		03/31/34	1,707,957
	3,296,000		2.940		09/30/40	3,247,590
	Genesis Energy LP/Genesis Energy Finance Corp.(c)
	1,650,000		7.750		02/01/28	1,625,250
	250,000		8.000		01/15/27	250,625
	Global Partners LP/GLP Finance Corp.(c)
	533,000		6.875		01/15/29	551,655
	1,254,000		7.000		08/01/27	1,304,160
	ITT Holdings LLC(a)(c)
	2,106,000		6.500		08/01/29	2,111,265
	KazTransGas JSC
	1,240,000		4.375		09/26/27	1,363,070
	NGL Energy Operating LLC/NGL Energy Finance Corp.(a)(c)
	1,095,000		7.500		02/01/26	1,108,687
	NGL Energy Partners LP/NGL Energy Finance Corp.(c)
	1,480,000		6.125		03/01/25	1,265,400
	350,000		7.500		11/01/23	336,000
	725,000		7.500		04/15/26	619,875
	NuStar Logistics LP(c)
	725,000		6.375		10/01/30	793,875
	Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp.(a)(c)
	1,180,000		6.000		03/01/27	1,227,200
	1,208,000		6.000		12/31/30	1,211,020
	Targa Resources Partners LP/Targa Resources Partners Finance Corp.(c)
	945,000		5.375		02/01/27	975,713
	Venture Global Calcasieu Pass LLC(a)(c)
	750,000		3.875		08/15/29	761,250
	1,014,000		4.125		08/15/31	1,049,490

						28,199,962

Real Estate – 0.5%
	ADLER Group SA(c)
EUR	500,000		2.250		01/14/29	493,520
	China Aoyuan Group Ltd.(c)
	$1,276,000		7.950		02/19/23	548,680
	China Evergrande Group
	492,000		8.250	(c)	03/23/22	135,300
	468,000		9.500		04/11/22	119,340
	Haya Real Estate SA(c)
EUR	254,000		5.250		11/15/22	241,629
	Saracen Development LLC(a)(c)(h)(PIK 3.000%, Cash 11.000%)
	$1,531,955		14.000		10/15/25	1,694,725

Corporate Obligations – (continued)
Real Estate – (continued)
	WeWork Cos., Inc.(a)
	1,965,000		7.875		05/01/25	1,994,475
	Yuzhou Group Holdings Co. Ltd.(c)
	939,000		7.375		01/13/26	384,990
	1,073,000		8.500		02/04/23	515,040
	Zhenro Properties Group Ltd.(c)
	2,771,000		7.350		02/05/25	1,634,890

						7,762,589

Real Estate Investment Trust(c) – 0.5%
	CTR Partnership LP/CareTrust Capital Corp.(a)
	845,000		3.875		06/30/28	857,885
	Diversified Healthcare Trust
	225,000		4.375		03/01/31	217,297
	1,000,000		9.750		06/15/25	1,089,439
	Iron Mountain, Inc.(a)
	620,000		4.875		09/15/29	640,150
	Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp.(a)
	130,000		5.250		10/01/25	131,300
	New Residential Investment Corp.(a)
	3,770,000		6.250		10/15/25	3,774,712

						6,710,783

Retailing – 1.4%
	BCPE Ulysses Intermediate, Inc.(a)(c)(h)(PIK 8.500%, Cash 7.750%)
	925,667		7.750		04/01/27	886,326
	Canwel Building Material Co.(a)(c)
	CAD	2,340,000	5.250		05/15/26	1,867,122
	Constellation Automotive Financing PLC(a)(c)
	GBP 830,000		4.875		07/15/27	1,092,233
	Ferrellgas LP/Ferrellgas Finance Corp.(a)(c)
	$1,617,000		5.375		04/01/26	1,572,532
	990,000		5.875		04/01/29	957,825
	Foot Locker, Inc.(a)(c)
	1,175,000		4.000		10/01/29	1,163,250
	KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC(a)(c)
	820,000		4.750		06/01/27	846,650
	LBM Acquisition LLC(a)(c)
	2,217,000		6.250		01/15/29	2,150,490
	Neiman Marcus Group Ltd.(k)(l)
	605,000		8.000		10/15/21	201,464
	Rite Aid Corp.
	125,000		6.875	(a)	12/15/28	103,750
	230,000		7.700		02/15/27	207,000
	611,000		8.000	(a)(c)	11/15/26	616,346
	Specialty Building Products Holdings LLC/SBP Finance Corp.(a)(c)
	1,191,000		6.375		09/30/26	1,235,663
	Stonegate Pub Co Financing 2019 PLC(c)
GBP	1,025,000		8.250		07/31/25	1,452,871
	The Gap, Inc.(a)(c)
	$1,220,000		3.625		10/01/29	1,194,075

58	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER NON-CORE FIXED INCOME FUND

Principal Amount		Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)
Retailing – (continued)
	The Michaels Cos., Inc.(a)(c)
	$1,110,000	5.250%	05/01/28	$1,121,100
	1,251,000	7.875	05/01/29	1,263,510
	White Cap Parent LLC(a)(c)(h)
	793,000	8.250	03/15/26	802,913
	Yum! Brands, Inc.
	615,000	6.875	11/15/37	788,738

				19,523,858

Software(a)(c) – 0.1%
	Castle US Holding Corp.
	750,000	9.500	02/15/28	784,688
	Veritas US, Inc./Veritas Bermuda Ltd.
	880,000	7.500	09/01/25	911,900

				1,696,588

Sovereign – 0.2%
	1MDB Global Investments Ltd.
	600,000	4.400	03/09/23	601,926
	Hazine Mustesarligi Varlik Kiralama AS(a)
	716,000	5.125	06/22/26	701,591
	Malaysia Wakala Sukuk Bhd
	1,320,000	2.070	04/28/31	1,305,397

				2,608,914

Telecommunication Services – 1.5%
	Altice France Holding SA(c)
EUR	514,000	8.000	05/15/27	629,568
	Altice France SA(a)(c)
	$1,501,000	5.125	07/15/29	1,455,970
	CommScope, Inc.(a)(c)
	865,000	7.125	07/01/28	853,106
	2,175,000	8.250	03/01/27	2,210,344
	Iliad Holding SAS(a)(c)
	1,400,000	6.500	10/15/26	1,438,500
	1,545,000	7.000	10/15/28	1,591,350
	Intelsat Luxembourg SA(c)(e)
	255,000	8.125	06/01/23	2,550
	SoftBank Group Corp.(c)
	2,240,000	4.000	07/06/26	2,212,000
	2,120,000	4.625	07/06/28	2,085,550
	1,800,000	5.250	07/06/31	1,804,500
	Telecom Italia Capital SA
	376,000	6.000	09/30/34	418,300
	Telecom Italia Finance SA
EUR	579,000	7.750	01/24/33	946,498
	Telecom Italia SpA(a)
	$1,745,000	5.303	05/30/24	1,858,409
	Total Play Telecomunicaciones SA de CV(a)(c)
	1,662,000	6.375	09/20/28	1,634,992
	846,000	7.500	11/12/25	877,091
	Trilogy International South Pacific LLC/TISP Finance, Inc.(a)(c)
	725,482	8.875	05/15/23	710,972
	Viavi Solutions, Inc.(a)(c)
	630,000	3.750	10/01/29	623,700

				21,353,400

Corporate Obligations – (continued)
Transportation(a)(c) – 0.0%
	Western Global Airlines LLC
	610,000	10.375	08/15/25	678,625

Trucking & Leasing(a)(c) – 0.2%
	Fortress Transportation & Infrastructure Investors LLC
	1,521,000	5.500	05/01/28	1,524,802
	370,000	6.500	10/01/25	379,713
	1,000,000	9.750	08/01/27	1,122,500

				3,027,015

Water(a)(c) – 0.0%
	Solaris Midstream Holdings LLC
	85,000	7.625	04/01/26	89,463

	TOTAL CORPORATE OBLIGATIONS
	(Cost $458,291,028)			$465,028,087

Bank Loans(m) – 18.7%
Advertising(i) – 0.3%
	Clear Channel Outdoor Holdings, Inc. (3M LIBOR + 3.500%)
	$4,185,223	3.629%	08/21/26	$4,115,330

Aerospace & Defense(i) – 0.1%
	TransDigm, Inc. (1M LIBOR + 2.250%)
	243,110	2.337	08/22/24	240,515
	491,250	2.337	12/09/25	484,967

				725,482

Agriculture(n) – 0.0%
	Sycamore Buyer LLC
	250,000	0.000	09/24/28	249,140

Airlines(i) – 0.5%
	AAdvantage Loyalty IP Ltd. (3M LIBOR + 4.750%)
	1,750,000	5.500	04/20/28	1,821,645
	Air Canada (3M LIBOR + 3.500%)
	500,000	4.250	08/11/28	504,895
	Allegiant Travel Co. (3M LIBOR + 3.000%)
	742,424	3.124	02/05/24	737,324
	American Airlines, Inc. (1M LIBOR + 2.000%)
	100,580	2.090	12/15/23	99,009
	Kestrel Bidco, Inc.(6M LIBOR + 3.000%)
	1,726,971	4.000	12/11/26	1,697,837
	Mileage Plus Holdings LLC (3M LIBOR + 5.250%)
	250,000	6.250	06/21/27	266,095
	United Airlines, Inc. (3M LIBOR + 3.750%)
	1,993,750	4.500	04/21/28	2,020,446

				7,147,251

Apparel(i) – 0.2%
	Birkenstock GmbH & Co. KG (3M LIBOR + 3.250%)
	1,122,500	4.250	04/27/28	1,121,804
	Boardriders, Inc. (3M LIBOR + 6.500%)
	521,029	7.500	04/23/24	511,130
	CBI Buyer, Inc. (3M LIBOR + 3.250%)
	998,125	3.750	01/06/28	994,382

				2,627,316

The accompanying notes are an integral part of these financial statements.	59

GOLDMAN SACHS MULTI-MANAGER NON-CORE FIXED INCOME FUND

Schedule of Investments (continued)

October 31, 2021

Principal Amount	Interest Rate	Maturity Date	Value

Bank Loans(m) – (continued)
Automotive – Parts – 0.1%
Adient US LLC(i) (1M LIBOR + 3.500%)
$498,750	3.587%	04/08/28	$498,660
Clarios Global LP(i) (1M LIBOR + 3.250%)
482,544	3.337	04/30/26	479,326
DexKo Global, Inc.(n)
210,000	0.000	10/04/28	209,775

			1,187,761

Beverages(i) – 0.1%
Triton Water Holdings, Inc (3M LIBOR + 3.500%)
1,247,500	4.000	03/31/28	1,245,092

Building Materials – 0.0%
Ingersoll-Rand Services Co.(i) (1M LIBOR + 1.750%)
94,778	1.837	03/01/27	93,386
Standard Industries, Inc.(n)
500,000	0.000	09/22/28	499,285

			592,671

Chemicals – 0.2%
Atotech B.V.(i) (3M LIBOR + 2.500%)
2,506,345	3.000	03/18/28	2,502,686
Diamond (BC) B.V.(n)
250,000	3.500	09/29/28	249,312
H.B. Fuller Co.(i) (1M LIBOR + 2.000%)
260,681	2.086	10/20/24	260,504
Messer Industries GmbH(n)
250,000	0.000	03/01/26	248,203
W.R. Grace & Co.-Conn.(i) (3M LIBOR + 3.750%)
250,000	4.250	09/22/28	250,562

			3,511,267

Commercial Services – 1.4%
CHG Healthcare Services, Inc.(n)
1,125,000	4.000	09/29/28	1,125,000
EAB Global, Inc.(n)
1,000,000	0.000	08/16/28	994,380
Fly Funding II S.a.r.l.(i) (3M LIBOR + 1.160%)
1,148,261	1.880	08/11/25	1,125,652
Garda World Security Corp.(i) (1M LIBOR + 4.250%)
500,000	4.340	10/30/26	500,210
HGIM Corp.(i) (3M LIBOR + 6.000%)
208,915	7.000	07/02/23	159,820
Prime Security Services Borrower LLC(i) (LIBOR + 2.750%)
3,745,662	3.500	09/23/26	3,738,433
Spin Holdco Inc.(i) (3M LIBOR + 4.000%)
497,500	4.750	03/04/28	498,798
Syniverse Holdings, Inc.(i) (3M LIBOR + 5.000%)
5,011,059	6.000	03/09/23	5,005,897
Team Health Holdings, Inc.(i) (1M LIBOR + 2.750%)
3,412,689	3.750	02/06/24	3,250,586
The Hertz Corp.(i) (1M LIBOR + 3.500%)
1,578,485	4.000	06/30/28	1,579,938
Travelport Finance (Luxembourg) S.a.r.l.(i) (3M LIBOR + 1.500%)
1,418,748	6.500	02/28/25	1,467,879

Bank Loans(m) – (continued)
Commercial Services – (continued)
Wand NewCo 3, Inc.(i) (1M LIBOR + 3.000%)
491,250	3.087	02/05/26	483,513

			19,930,106

Computers – 0.7%
Ahead Data Blue LLC(i) (3M LIBOR + 3.750%)
757,415	4.500	10/18/27	759,543
Flexential Intermediate Corp.(i) (1M LIBOR + 3.500%)
1,126,808	3.587	08/01/24	1,082,446
iQor US Inc.(i) (1M LIBOR + 7.500%)
60,438	8.500	11/19/24	61,571
167,022	8.500	11/19/25	158,115
Magenta Buyer LLC(i) (3M LIBOR + 5.000%)
1,250,000	5.750	07/27/28	1,240,625
McAfee LLC(i) (1M LIBOR + 3.750%)
1,522,061	5.794	09/30/24	1,523,020
NCR Corp.(i) (1M LIBOR + 2.500%)
1,125,294	4.150	08/28/26	1,102,788
NeuStar, Inc.(i)
(1M LIBOR + 3.500%)
964,792	4.500	08/08/24	964,637
(1M LIBOR + 8.000%)
223,680	9.000	08/08/25	223,320
Peraton Corp.(i) (1M LIBOR + 3.750%)
398,000	4.500	02/01/28	398,434
Perforce Software, Inc.(i) (1M LIBOR + 3.750%)
245,625	3.837	07/01/26	243,520
Tempo Acquisition LLC(i) (1M LIBOR + 2.750%)
84,632	2.837	05/01/24	84,622
Virtusa Corp.(n)
996,250	4.500	02/11/28	1,000,295
Vision Solutions, Inc.(n)
1,000,000	4.750	04/24/28	1,000,000

			9,842,936

Cosmetics & Personal Care(i) – 0.2%
Coty, Inc. (1M LIBOR + 2.250%)
75,597	2.337	04/07/25	74,369
Journey Personal Care Corp.(l) (3M LIBOR + 4.250%)
1,122,500	5.000	03/01/28	1,116,888
Revlon Consumer Products Corp.(k) (3M LIBOR + 3.500%)
2,725,291	4.250	09/07/23	1,576,117

			2,767,374

Distribution & Wholesale(i) – 0.1%
Core & Main LP (1M LIBOR + 2.500%)
1,246,875	2.588	07/27/28	1,236,489

Diversified Financial Services – 0.1%
Astra Acquisition Corp.(n)
1,000,000	0.000	10/25/28	971,250
Avolon TLB Borrower 1 (US) LLC(i) (1M LIBOR + 1.750%)
554,569	4.213	01/15/25	553,748
Delos Finance S.a.r.l.(i) (3M LIBOR + 1.750%)
130,000	1.882	10/06/23	129,817
Ditech Holding Corp.(i) (1M LIBOR + 6.000%)
234,152	4.985	06/30/22	46,245

			1,701,060

60	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER NON-CORE FIXED INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value

Bank Loans(m) – (continued)
Diversified Manufacturing(n) – 0.1%
AI Aqua Merger Sub, Inc.
$152,778	0.000%	07/31/28	$153,287
1,222,222	4.500	07/31/28	1,226,292

			1,379,579

Electronics(i) – 0.1%
Ingram Micro Inc. (3M LIBOR + 3.500%)
1,247,500	4.000	06/30/28	1,249,995
TTM Technologies, Inc. (1M LIBOR + 2.500%)
125,912	2.582	09/28/24	125,597

			1,375,592

Engineering & Construction – 0.1%
Brown Group Holding LLC(i) (3M LIBOR + 2.750%)
498,666	3.250	06/07/28	497,110
Centuri Group, Inc(n)
500,000	3.000	08/27/28	500,315
KKR Apple Bidco LLC(n)
500,000	0.000	09/22/28	498,750

			1,496,175

Entertainment – 1.1%
AMC Entertainment Holdings, Inc.(i) (1M LIBOR + 3.000%)
272,439	3.086	04/22/26	250,796
Crown Finance US, Inc.(i) (6M LIBOR + 2.500%)
1,163,072	3.500	02/28/25	957,208
Delta 2 (LUX) S.a.r.l.(i) (1M LIBOR + 2.500%)
3,215,000	3.500	02/01/24	3,201,947
East Valley Tourist Development Authority(i) (6M LIBOR + 8.000%)
727,281	10.064	03/07/22	716,372
Everi Holdings, Inc.(i) (1M LIBOR + 2.500%)
1,250,000	3.000	08/03/28	1,247,575
Lions Gate Capital Holdings LLC(i) (1M LIBOR + 2.250%)
381,037	2.337	03/24/25	377,512
Metro-Goldwyn-Mayer, Inc.(i) (1M LIBOR + 2.500%)
472,502	2.590	07/03/25	469,256
NASCAR Holdings, Inc(i) (1M LIBOR + 2.500%)
1,208,095	2.587	10/19/26	1,203,565
Scientific Games International, Inc.(i) (1M LIBOR + 2.750%)
1,384,273	2.863	08/14/24	1,377,822
SeaWorld Parks & Entertainment, Inc.(i) (1M LIBOR + 3.000%)
500,000	3.500	08/25/28	498,125
The Stars Group Holdings B.V.(i) (3M LIBOR + 2.250%)
2,093,783	2.382	07/21/26	2,085,533
Twin River Worldwide Holdings, Inc.(n)
2,125,000	0.000	08/06/28	2,122,344
William Morris Endeavor Entertainment LLC(i) (1M LIBOR + 2.750%)
865,684	2.840	05/18/25	847,531

			15,355,586

Environmental(n) – 0.0%
Madison IAQ LLC
500,000	0.000	06/21/28	498,750

Bank Loans(m) – (continued)
Food & Beverage(i) – 0.2%
8th Avenue Food & Provisions, Inc. (1M LIBOR + 3.750%)
486,250	3.838	10/01/25	483,517
US Foods, Inc. (1M LIBOR + 1.750%)
1,518,618	4.100	06/27/23	1,508,261
UTZ Quality Foods, LLC (1M LIBOR + 3.000%)
259,727	3.087	01/20/28	258,969

			2,250,747

Gaming(i) – 0.6%
Boyd Gaming Corp.(1 Week LIBOR + 2.250%)
185,525	2.324	09/15/23	185,185
Caesars Resort Collection LLC (1M LIBOR + 2.750%)
3,099,437	2.837	12/23/24	3,083,630
Golden Nugget, Inc. (3M LIBOR + 2.500%)
5,984,368	3.250	10/04/23	5,951,215
Station Casinos LLC (1M LIBOR + 2.250%)
96,600	2.500	02/08/27	95,591

			9,315,621

Hand/Machine Tools(i) – 0.1%
Alliance Laundry Systems LLC (3M LIBOR + 3.500%)
1,231,786	4.250	10/08/27	1,233,978
Apex Tool Group LLC (1M LIBOR + 5.250%)
876,122	6.500	08/01/24	876,122

			2,110,100

Health Care – Medical Products(i) – 0.4%
Carestream Dental Equiment, Inc (3M LIBOR + 3.250%)
336,000	4.250	09/01/24	335,792
Carestream Health, Inc. (3M LIBOR + 6.750%)
1,325,316	7.750	05/08/23	1,328,629
Lifescan Global Corp. (3M LIBOR + 6.000%)
2,110,524	6.130	10/01/24	2,094,252
Viant Medical Holdings, Inc. (1M LIBOR + 3.750%)
852,573	3.837	07/02/25	826,995
Vyaire Medical, Inc. (3M LIBOR + 4.750%)
581,334	6.201	04/16/25	494,965

			5,080,633

Health Care – Services – 2.6%
ADMI Corp.(i) (1M LIBOR + 3.125%)
497,500	3.875	12/23/27	493,615
AHP Health Partners, Inc.(i) (1M LIBOR + 3.500%)
500,000	4.000	08/04/28	501,405
Air Methods Corp.(i) (3M LIBOR + 3.500%)
90,448	4.500	04/22/24	86,151
BW NHHC Holdco, Inc.(i) (3M LIBOR + 5.000%)
428,725	5.125	05/15/25	377,146
DaVita, Inc.(i) (1M LIBOR + 1.750%)
93,288	1.837	08/12/26	92,588
Envision Healthcare Corp.(i) (1M LIBOR + 3.750%)
3,951,343	3.837	10/10/25	3,261,517
Global Medical Response, Inc.(i) (3M LIBOR + 4.250%)
2,485,000	5.750	10/02/25	2,473,022
ICON Luxembourg S.a.r.l.(i) (3M LIBOR + 2.500%)
2,121,250	3.000	07/03/28	2,121,017

The accompanying notes are an integral part of these financial statements.	61

GOLDMAN SACHS MULTI-MANAGER NON-CORE FIXED INCOME FUND

Schedule of Investments (continued)

October 31, 2021

Principal Amount	Interest Rate	Maturity Date	Value

Bank Loans(m) – (continued)
Health Care – Services – (continued)
MED ParentCo. LP(i) (1M LIBOR + 4.250%)
$246,307	4.337%	08/31/26	$245,554
Medical Solutions L.L.C.(n)
840,000	0.000	10/07/28	840,420
160,000	0.000	11/01/28	160,300
Medline Industries, Inc.(n)
4,500,000	3.750	10/23/28	4,504,455
Onex TSG Intermediate Corp.(i) (3M LIBOR + 4.750%)
498,750	5.500	02/28/28	497,972
Parexel International Corp.(i) (1M LIBOR + 2.750%)
3,638,000	2.837	09/27/24	3,640,510
Phoenix Guarantor, Inc.(i)
(1M LIBOR + 3.250%)
343,875	3.338	03/05/26	341,564
(1M LIBOR + 3.500%)
1,491,571	3.586	03/05/26	1,485,053
PPD, Inc.(i) (1M LIBOR + 2.000%)
1,993,741	2.500	01/13/28	1,989,075
Quorum Health Corp.(i) (3M LIBOR + 7.000%)
61,892	8.000	04/29/25	61,970
RegionalCare Hospital Partners Holdings, Inc.(i) (1M LIBOR + 3.750%)
7,384,556	3.837	11/16/25	7,363,288
Select Medical Corp.(i) (1M LIBOR + 2.250%)
1,104,077	2.340	03/06/25	1,095,796
Surgery Center Holdings, Inc.(i) (1M LIBOR + 3.750%)
3,744,163	4.500	08/31/26	3,750,940
Verscend Holding Corp.(i) (1M LIBOR + 4.000%)
1,496,875	4.087	08/27/25	1,498,746

			36,882,104

Home Furnishings(i) – 0.1%
Herman Miller, Inc (1M LIBOR + 2.000%)
1,000,000	2.063	07/19/28	998,960
Weber-Stephen Products LLC (1M LIBOR + 3.250%)
563,295	4.000	10/30/27	564,236

			1,563,196

Household Products – 0.1%
Illuminate Merger Sub Corp.(n)
1,000,000	4.000	07/21/28	995,540
Kronos Acquisition Holdings, Inc.(i) (3M LIBOR + 3.750%)
256	4.250	12/22/26	249

			995,789

Insurance – 0.5%
Acrisure LLC(i) (3M LIBOR + 3.500%)
492,500	3.632	02/15/27	485,605
Alliant Holdings Intermediate LLC(i) (1M LIBOR + 3.250%)
1,235,743	3.337	05/09/25	1,224,548
Asurion LLC(i)
(1M LIBOR + 3.125%)
679,197	3.212	11/03/23	677,357
(1M LIBOR + 3.250%)
248,750	3.337	07/31/27	246,262
(1M LIBOR + 5.250%)
750,000	5.337	01/20/29	746,407

Bank Loans(m) – (continued)
Insurance – (continued)
Broadstreet Partners, Inc.(n)
1,000,000	3.087	01/27/27	986,770
2,000,000	0.000	09/15/28	1,987,500
USI, Inc.(i)
(3M LIBOR + 3.000%)
491,049	3.132	05/16/24	487,101
(3M LIBOR + 3.250%)
248,109	3.382	12/02/26	246,300

			7,087,850

Internet – 0.2%
Cablevision Lightpath LLC(i) (1M LIBOR + 3.250%)
1,114,685	3.750	11/30/27	1,115,243
CNT Holdings I Corp.(n)
125,000	0.000	11/08/27	125,156
Eagle Broadband Investments LLC(i) (3M LIBOR + 3.000%)
1,117,500	3.750	11/12/27	1,116,807
Proofpoint, Inc.(i) (3M LIBOR + 3.250%)
965,000	3.750	08/31/28	960,609

			3,317,815

Leisure Time – 0.6%
Alterra Mountain Co.(i) (1M LIBOR + 2.750%)
710,746	2.837	07/31/24	705,415
Carnival Corp.(i)
(1M LIBOR + 3.000%)
396,866	3.750	06/30/25	396,123
(6M LIBOR + 3.250%)
1,125,000	4.000	10/18/28	1,123,594
ClubCorp Holdings, Inc.(i) (3M LIBOR + 2.750%)
2,691,106	2.882	09/18/24	2,537,202
Equinox Holdings, Inc.(i) (3M LIBOR + 3.000%)
2,257,088	4.000	03/08/24	2,145,656
Hayward Industries, Inc.(n)
498,750	0.000	05/12/28	497,089
Life Time Fitness, Inc.(i) (3M LIBOR + 4.750%)
482,868	5.750	12/16/24	486,793
SRAM, LLC(i) (3M LIBOR + 2.750%)
725,595	3.250	05/12/28	723,781

			8,615,653

Lodging(i) – 0.0%
Hilton Grand Vacations Borrower LLC (1M LIBOR + 3.000%)
500,000	3.500	08/02/28	500,875

Machinery – Construction & Mining(n) – 0.0%
Vertiv Group Corp.
250,000	0.000	03/02/27	248,125

Machinery-Diversified(n) – 0.1%
Ali Group S.R.L.
500,000	0.000	10/12/28	496,250
Vertical US Newco, Inc.
630,420	4.000	07/30/27	631,208

			1,127,458

62	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER NON-CORE FIXED INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value

Bank Loans(m) – (continued)
Media(i) – 1.1%
Altice Financing SA (3M LIBOR + 2.750%)
$498,701	2.874%	01/31/26	$488,548
Cengage Learning, Inc. (3M LIBOR + 4.750%)
1,108,676	5.750	06/29/26	1,113,643
CSC Holdings LLC (1M LIBOR + 2.250%)
1,249,596	2.340	07/17/25	1,219,531
177,716	2.340	01/15/26	173,939
Diamond Sports Group LLC (1M LIBOR + 3.250%)
2,691,801	3.340	08/24/26	1,413,195
DirecTV Financing, LLC (3M LIBOR + 5.000%)
2,569,000	5.750	07/22/27	2,570,233
Gray Television, Inc. (1M LIBOR + 2.500%)
242,742	2.582	01/02/26	241,013
Houghton Mifflin Harcourt Publishing Co. (1M LIBOR + 6.250%)
15,694	7.250	11/22/24	15,660
iHeartCommunications, Inc. (1M LIBOR + 3.000%)
3,075,431	3.087	05/01/26	3,051,812
LCPR Loan Financing LLC (1M LIBOR + 3.750%)
954,208	3.840	10/15/28	954,685
Meredith Corp. (3M LIBOR + 4.250%)
493,750	5.250	01/31/25	503,521
Nexstar Broadcasting, Inc. (1M LIBOR + 2.250%)
378,666	2.337	01/17/24	377,560
Nielsen Finance LLC (1M LIBOR + 2.000%)
555,193	2.086	10/04/23	554,538
Radiate Holdco LLC (1M LIBOR + 3.500%)
132,666	4.250	09/25/26	132,466
Sinclair Television Group, Inc.
(1M LIBOR + 2.250%)
525,911	2.340	01/03/24	519,337
(1M LIBOR + 2.500%)
16,141	2.590	09/30/26	15,864
The McClatchy Co.(l) (1M LIBOR + 10.000%)
715,096	10.000	07/15/26	706,158
Univision Communications, Inc. (1M LIBOR + 2.750%)
179,320	3.750	03/15/24	179,133
WideOpenWest Finance LLC (1M LIBOR + 3.250%)
448,978	4.250	08/18/23	448,255
Ziggo Financing Partnership B.V. (1M LIBOR + 2.500%)
990,000	2.590	04/30/28	977,209

			15,656,300

Metal Fabricate & Hardware – 0.0%
Advanced Drainage Systems, Inc.(i) (1M LIBOR + 2.250%)
77,857	2.375	07/31/26	77,922
Grinding Media, Inc.(n)
250,000	0.000	10/12/28	250,312
The Hillman Group, Inc.(i)
(1M LIBOR + 2.750%)
352,321	3.250	07/14/28	351,221
(3M LIBOR + 1.375%)
6,751	1.375	07/14/28	6,542

			685,997

Bank Loans(m) – (continued)
Mining(i)(l) – 0.1%
Arctic Canadian Diamond Co.Ltd (3M LIBOR + 5.000%)
95,700	6.000	12/31/24	95,222
629,445	5.000	12/31/27	629,760

			724,982

Miscellaneous Manufacturing(i) – 0.0%
Gates Global LLC (1M LIBOR + 2.500%)
498,744	3.250	03/31/27	497,287

Oil & Gas Services(i) – 0.3%
Citgo Petroleum Corp. (3M LIBOR + 6.250%)
395,750	7.250	03/28/24	395,833
Delek US Holdings, Inc. (1M LIBOR + 2.250%)
487,425	2.337	03/31/25	472,305
Gulf Finance LLC (1M LIBOR + 5.250%)
2,315,145	6.250	08/25/26	2,307,643
QuarterNorth Energy Holding Inc. (3M LIBOR + 8.000%)
1,002,843	9.000	08/27/26	1,004,097

			4,179,878

Packaging(i) – 0.2%
Klockner-Pentaplast of America, Inc. (6M LIBOR + 4.750%)
1,034,430	5.250	02/12/26	1,028,285
Reynolds Group Holdings, Inc. (1M LIBOR + 3.250%)
994,061	3.343	02/05/26	987,162
TricorBraun Holdings, Inc.
(1M LIBOR + 3.250%)
553,746	3.750	03/03/28	549,909
(1M LIBOR + 3.250%)
124,759	3.750	03/03/28	123,895

			2,689,251

Pharmaceuticals(i) – 1.2%
Amneal Pharmaceuticals LLC (1M LIBOR + 3.500%)
244,241	3.625	05/04/25	241,901
Bausch Health Cos., Inc.
(1M LIBOR + 2.750%)
2,011,437	2.837	11/27/25	2,004,900
(1M LIBOR + 3.000%)
2,338,487	3.158	06/02/25	2,332,501
Change Healthcare Holdings LLC (3M LIBOR + 2.500%)
1,121,724	3.500	03/01/24	1,120,446
Endo Finance Co.(Luxembourg) I S.a.r.l. (3M LIBOR + 5.000%)
748,747	5.750	03/27/28	728,987
Gainwell Acquisition Corp. (3M LIBOR + 4.000%)
1,118,744	4.750	10/01/27	1,120,646
Grifols Worldwide Operations USA, Inc.(1 Week LIBOR + 2.000%)
476,364	2.074	11/15/27	469,456
Jazz Financing Lux S.a.r.l. (1M LIBOR + 3.500%)
2,121,250	4.000	05/05/28	2,123,902
Mallinckrodt International Finance S.A.
(1M LIBOR + 5.500%)
2,180,873	6.250	02/24/25	2,025,943
(6M LIBOR + 5.250%)
1,976,699	6.000	09/24/24	1,836,413

The accompanying notes are an integral part of these financial statements.	63

GOLDMAN SACHS MULTI-MANAGER NON-CORE FIXED INCOME FUND

Schedule of Investments (continued)

October 31, 2021

Principal Amount	Interest Rate		Maturity Date	Value

Bank Loans(m) – (continued)
Pharmaceuticals(i) – (continued)
Organon & Co. (3M LIBOR + 3.000%)
$3,617,500	3.500%		06/02/28	$3,624,301

				17,629,396

Pipelines(i) – 0.2%
Epic Y-Grade Services LP (3M LIBOR + 6.000%)
2,221,041	7.000		06/30/27	1,892,327
Traverse Midstream Partners LLC (1M LIBOR + 4.250%)
672,030	5.250		09/27/24	671,049

				2,563,376

Regional (state/provnc)(i) – 0.1%
Mashantucket (Western) Pequot Tribe (1M LIBOR + 7.125%)
1,435,422	8.375		02/16/22	1,383,388

Retail(n) – 0.1%
Restoration Hardware, Inc.
1,000,000	0.000		10/20/28	998,750

Retailing(i) – 0.6%
1011778 B.C. Unlimited Liability Co. (1M LIBOR + 1.750%)
1,057,921	1.837		11/19/26	1,036,572
Academy Ltd. (1M LIBOR + 3.750%)
1,244,375	4.500		11/05/27	1,245,619
Belk, Inc.
(3M LIBOR + 13.000%)
508,450	13.000		07/31/25	383,666
(3M LIBOR + 7.500%)
112,852	8.500		07/31/25	112,663
EG Group Ltd. (3M LIBOR + 4.000%)
393,878	4.132		02/07/25	392,215
J.C. Penney Corp, Inc. (1M LIBOR + 8.500%)
278,376	9.500		12/07/26	276,737
Park River Holdings, Inc. (3M LIBOR + 3.250%)
1,368,748	4.000		12/28/27	1,362,767
PetSmart, Inc. (3M LIBOR + 3.750%)
3,094,245	4.500		02/11/28	3,095,359
Serta Simmons Bedding LLC (1M LIBOR + 7.500%)
358,495	8.500		08/10/23	336,835
Staples, Inc. (3M LIBOR + 5.000%)
746,183	5.126		04/16/26	716,411

				8,958,844

Semiconductors(i) – 0.1%
Bright Bidco B.V. (3M LIBOR + 3.500%)
1,985,761	4.500		06/30/24	1,465,492
MACOM Technology Solutions Holdings, Inc. (1M LIBOR + 2.250%)
89,956	2.337		05/17/24	89,371

				1,554,863

Software – 2.1%
Apttus Corp.(i) (3M LIBOR + 4.250%)
537,553	5.000		05/08/28	539,434
Banff Merger Sub, Inc.(i) (3M LIBOR + 3.750%)
993,564	3.882		10/02/25	986,191
Camelot U.S. Acquisition 1 Co.(i) (1M LIBOR + 3.000%)
998,731	3.087		10/30/26	992,739

Bank Loans(m) – (continued)
Software – (continued)
CCC Intelligent Solutions, Inc.(n) (1M USD LIBOR)
1,125,000	0.000		09/21/28	1,121,344
Ceridian HCM Holding, Inc.(i)(1 Week LIBOR + 2.500%)
1,728,442	2.574		04/30/25	1,707,148
Dynatrace LLC(i) (1M LIBOR + 2.250%)
238,810	2.337		08/22/25	238,154
Epicor Software Corp.(i) (1M LIBOR + 3.250%)
2,857,450	4.000		07/30/27	2,853,649
Finastra USA, Inc.(i) (3M LIBOR + 3.500%)
2,858,433	4.500		06/13/24	2,841,997
Greeneden U.S. Holdings II LLC(i) (1M LIBOR + 4.000%)
497,500	4.750		12/01/27	498,510
Greenway Health LLC(i) (3M LIBOR + 3.750%)
124,109	4.750		02/16/24	118,958
Informatica LLC(n)
1,500,000	0.000		10/27/28	1,496,250
MA Finance Co. LLC(i) (1M LIBOR + 2.750%)
366,895	2.837		06/21/24	362,881
Pitney Bowes Inc.(i) (1M LIBOR + 4.000%)
1,593,250	4.090		03/17/28	1,593,250
Polaris Newco LLC(i) (6M LIBOR + 4.000%)
1,250,000	4.500		06/02/28	1,252,400
Rackspace Technology Global, Inc.(n)
3,026,592	3.500		02/15/28	3,004,467
RealPage, Inc(n)
250,000	0.000		04/24/28	249,400
Riverbed Technology, Inc.(i) (1M LIBOR + 6.000%)
1,534,170	7.000		12/31/25	1,398,012
Seattle SpinCo, Inc.(i) (1M LIBOR + 2.750%)
2,477,734	2.837		06/21/24	2,450,628
Sophia, L.P.(i) (3M LIBOR + 3.500%)
1,240,625	4.250		10/07/27	1,240,625
SS&C Holdings Europe S.a.r.l.(i) (1M LIBOR + 1.750%)
282,914	1.837		04/16/25	279,791
SS&C Technologies, Inc.(i) (1M LIBOR + 1.750%)
372,324	1.837		04/16/25	368,213
The Dun & Bradstreet Corp.(i) (1M LIBOR + 3.250%)
994,375	3.378		02/06/26	989,940
The Ultimate Software Group, Inc.(i) (3M LIBOR + 3.250%)
2,116,234	4.000		05/04/26	2,118,626
Tibco Software, Inc.(i) (1M LIBOR + 3.750%)
358,706	3.840		06/30/26	352,540
Zelis Healthcare Corp.(n)
500,000	3.586		09/30/26	497,615

				29,552,762

Telecommunication Services – 1.7%
Altice France SA(i)
(3M LIBOR + 3.688%)
1,491,271	3.811		01/31/26	1,474,121
(3M LIBOR + 4.000%)
1,222,116	4.125		08/14/26	1,215,492
Avaya, Inc.
1,250,000	4.340	(n)	12/15/27	1,252,887
(1M LIBOR + 4.000%)
2,375,000	4.090	(i)	12/15/27	2,377,304

64	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER NON-CORE FIXED INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value

Bank Loans(m) – (continued)
Telecommunication Services – (continued)
CommScope, Inc.(i) (1M LIBOR + 3.250%)
$115,974	3.337%	04/06/26	$114,343
Delta TopCo, Inc.(i) (3M LIBOR + 3.750%)
497,500	4.500	12/01/27	496,525
Frontier Communications Corp.(i) (3M LIBOR + 3.750%)
995,000	4.500	05/01/28	993,010
GOGO Intermediate Holdings LLC(i) (3M LIBOR + 3.750%)
1,247,500	4.500	04/30/28	1,248,024
Intelsat Jackson Holdings SA(i)
(1M LIBOR + 8.625%)
500,000	8.625	01/02/24	505,535
(1M PRIME + 4.750%)
7,327,000	8.000	11/27/23	7,388,034
Iridium Satellite LLC(i) (1M LIBOR + 2.500%)
498,912	3.250	11/04/26	499,226
Maxar Technologies Ltd.(i) (1M LIBOR + 2.750%)
2,250,737	2.840	10/04/24	2,235,072
MetroNet Systems Holdings, LLC(i) (1M LIBOR + 3.750%)
498,750	4.500	05/26/28	499,219
MLN US Holding Co. LLC(i) (1M LIBOR + 4.500%)
177,683	4.587	11/30/25	158,962
Plantronics, Inc.(i) (1M LIBOR + 2.500%)
455,522	2.609	07/02/25	443,136
West Corp.(i)
(3M LIBOR + 3.500%)
92,896	4.500	10/10/24	90,858
(3M LIBOR + 4.000%)
2,706,278	5.000	10/10/24	2,657,078

			23,648,826

TOTAL BANK LOANS
(Cost $267,686,083)			$266,804,823

Shares	Description	Value

Common Stocks – 0.6%
Automobiles(e)(k) – 0.0%
65,182	Monitronics International, Inc.	$387,833

Chemicals(e) – 0.1%
42,218	Hexion Holdings Corp. Class B	971,014

Commercial Services & Supplies(e) – 0.0%
10,879	Cenveo, Inc.	76,153

Diversified Consumer Services – 0.0%
7,679	Premier Brands Group Holdings LLC	5,529

Diversified Financial Services – 0.0%
20,510	Avation Capital SA(e)(l)	—
5,500	Copper Earnout Trust(k)	61,875
1,681	Voyager Aviation Holdings LLC(l) (Diversified Financial Services)	144,100

		205,975

Common Stocks – (continued)
Energy Equipment & Services(e) – 0.0%
10,947	Noble Corp. (Energy Equipment & Services)	275,427
17,981	Parker Drilling Co.	80,914
6,713	Valaris Ltd.	236,432

		592,773

Health Care Technology(l) – 0.0%
2,776	MModal, Inc.	347

Media(e) – 0.0%
71,047	Clear Channel Outdoor Holdings, Inc.	206,036
3,675	Cumulus Media, Inc. Class A	45,644

		251,680

Metals & Mining(e)(l) – 0.0%
627	Arctic Canadian Diamond Co.Ltd	—

Multiline Retail(e) – 0.0%
68	Belk, Inc.	1,224

Oil, Gas & Consumable Fuels – 0.2%
2,100	California Resources Corp.(e)	96,873
14,768	Extraction Oil & Gas, Inc.(e)	983,992
18,455	Fieldwood Equity	1,891,637
2,295	Valaris Ltd.	80,830

		3,053,332

Professional Services(e) – 0.0%
17,299	Skillsoft Corp.	190,952

Real Estate – 0.1%
41,250	Copper Property CTL Pass Through Trust	876,562

Specialty Retail(l) – 0.1%
7,504	Guitar Center, Inc.	1,303,520

Wireless Telecommunication Services – 0.1%
5,606	iQor US Inc.	64,469
44,231	Windstream Corp.	862,504

		926,973

TOTAL COMMON STOCKS
(Cost $7,845,934)		$8,843,867

Principal Amount	Interest Rate	Maturity Date	Value

Mortgage-Backed Obligations – 2.1%
Collateralized Mortgage Obligations – 1.0%
Interest Only(o) – 0.6%
GNMA REMIC Series 2020-104, Class HI
$7,154,984	3.000%	07/20/50	$821,273
GNMA REMIC Series 2020-123, Class IN
7,375,392	2.500	08/20/50	824,948

The accompanying notes are an integral part of these financial statements.	65

GOLDMAN SACHS MULTI-MANAGER NON-CORE FIXED INCOME FUND

Schedule of Investments (continued)

October 31, 2021

Principal Amount	Interest Rate	Maturity Date	Value

Mortgage-Backed Obligations – (continued)
Collateralized Mortgage Obligations – (continued)
Interest Only(o) – (continued)
GNMA REMIC Series 2020-133, Class GI
$3,728,973	2.500%	09/20/50	$441,132
GNMA REMIC Series 2020-167, Class BI
3,931,828	2.500	11/20/50	433,956
GNMA REMIC Series 2020-176, Class NI
5,127,608	2.500	11/20/50	450,648
GNMA REMIC Series 2020-51, Class IO
11,803,477	3.000	04/20/50	1,494,648
GNMA REMIC Series 2020-62, Class MI
1,597,741	3.000	05/20/50	145,768
GNMA REMIC Series 2020-65, Class ES(i) (-1X 1M USD LIBOR + 6.050%)
4,943,276	5.964	05/20/50	938,790
GNMA REMIC Series 2020-78, Class AS(i) (-1x1M USD LIBOR + 6.150%)
6,715,147	6.064	06/20/50	1,295,917
GNMA REMIC Series 2020-78, Class SQ(i) (-1x1M USD LIBOR + 6.150%)
1,639,141	6.064	06/20/50	310,907
GNMA REMIC Series 2021-30, Class DI
12,275,545	2.500	02/20/51	1,430,058

			8,588,045

Regular Floater(a)(i) – 0.4%
Bellemeade Re Ltd Series 2020-4A Class M2B(1M USD LIBOR + 3.600%)
250,000	3.689	06/25/30	251,964
CHL GMSR Issuer Trust Series 2018-GT1, Class A (1M USD LIBOR + 2.750%)
1,975,000	2.839	05/25/23	1,977,706
MRA Issuance Trust Series 2021-EBO1, Class A2X(l) (1M USD LIBOR + 1.750%)
3,000,000	1.834	04/15/22	3,000,000

			5,229,670

Commercial Mortgage-Backed Securities – 1.1%
Interest Only(i) – 0.3%
GNMA REMIC Series 2020-118 Class IO
$8,608,388	0.911%	06/16/62	$672,828
GNMA REMIC Series 2021-45 Class IO
12,079,531	0.835	04/16/63	939,254
GNMA REMIC Series 2021-70 Class IO
12,248,545	0.722	04/16/63	959,079
GNMA REMIC Series 2019-156, Class IO
11,239,511	0.541	11/16/61	654,319
GNMA REMIC Series 2020-52, Class IO
4,733,879	0.872	10/16/62	378,057
GNMA REMIC Series 2020-81, Class IO
2,583,633	0.885	02/16/61	184,634

			3,788,171

Regular Floater(a)(i) – 0.2%
Credit Suisse Mortgage Trust Series 2021- BPNY, Class A (1M USD LIBOR + 3.714%)
1,000,000	3.805	08/15/23	1,001,309

Mortgage-Backed Obligations – (continued)
Regular Floater(a)(i) – (continued)
CSMC TMIC Series 2020 TMIC Class A (1M USD LIBOR + 3.000%)
1,000,000	3.250	12/15/35	1,010,089
CSMC TMIC Series 2020 TMIC Class B (1M USD LIBOR + 5.000%)
350,000	5.250	12/15/35	357,415

			2,368,813

Sequential Fixed Rate – 0.3%
Credit Suisse Mortgage Trust 04/23 1(a)(i) (1M USD LIBOR + 3.969%)
2,746,753	4.060	04/15/23	2,745,497
Credit Suisse Mortgage Trust 05/23 1
2,316,000	3.800	05/15/26	2,317,037

			5,062,534

Sequential Floating Rate(a)(i) – 0.3%
Capital Funding Mortgage Trust Series 2021-20, Class A (1M USD LIBOR + 3.000%)
3,000,000	4.250	05/28/24	3,031,480
CSMC Trust Series 2020-LOTS, Class A(1M USD LIBOR + 3.975%)
2,044,860	4.725	07/15/22	2,043,480

			5,074,960

TOTAL COMMERCIAL MORTGAGE- BACKED SECURITIES			$16,294,478

TOTAL MORTGAGE-BACKED OBLIGATIONS
(Cost $29,976,460)			$30,112,193

Asset-Backed Securities – 1.9%
Collateralized Loan Obligations(a)(i) – 1.1%
Bain Capital Credit CLO Series 2021-3A, Class E (3M USD LIBOR + 6.500%)
$500,000	6.686%	07/24/34	$499,789
BlueMountain CLO XXXI Ltd. Series 2021-31A, Class E (3M USD LIBOR + 6.530%)
1,000,000	6.654	04/19/34	999,972
Carlyle U.S. CLO Ltd. Series 2020-1A, Class DR (3M USD LIBOR + 6.250%)
500,000	6.382	07/20/34	499,630
CBAM, Ltd. Series 2018-5A Class A(3M USD LIBOR + 1.020%)
975,000	1.142	04/17/31	975,086
CIFC Funding III, Ltd. Series 2017-3A Class A1 (3M USD LIBOR + 1.220%)
305,000	1.352	07/20/30	305,266
Dryden 64 CLO, Ltd. Series 2018-64A Class A (3M USD LIBOR + 0.970%)
1,000,000	1.092	04/18/31	1,001,467
ICG U.S. CLO Ltd. Series 2020-1A, Class C (3M USD LIBOR + 4.250%)
1,000,000	4.378	10/22/31	1,004,987

66	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER NON-CORE FIXED INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value

Asset-Backed Securities – (continued)
Collateralized Loan Obligations(a)(i) – (continued)
Octagon Investment Partners 48 Ltd. Series 2020-3A, Class D (3M USD LIBOR + 4.000%)
$1,400,000	4.132%	10/20/31	$1,400,000
Octagon Investment Partners 48 Ltd. Series 2020-3A, Class DR (-1X 3M USD LIBOR + 3.100%)
1,400,000	1.000	10/20/34	1,400,000
Octagon Loan Funding, Ltd. Series 2014-1A Class ARR (3M USD LIBOR + 1.180%)
2,000,000	1.305	11/18/31	2,000,162
OHA Credit Funding 9 Ltd. Series 2021-9A, Class D (3M USD LIBOR + 2.950%)
1,500,000	3.134	07/19/35	1,498,662
OHA Loan Funding, Ltd. Series 2016-1A Class AR (3M USD LIBOR + 1.260%)
280,000	1.392	01/20/33	280,393
Sound Point Clo XXX Ltd. Series 2021-2A, Class D (3M USD LIBOR + 3.350%)
1,000,000	3.474	07/25/34	1,001,015
Sound Point Clo XXX Ltd. Series 2021-2A, Class E (3M USD LIBOR + 6.360%)
1,000,000	6.484	07/25/34	989,392
Venture 32 CLO, Ltd. Series 2018-32A Class A1 (3M USD LIBOR + 1.100%)
1,000,000	1.222	07/18/31	999,676
Voya CLO Ltd. Series 2017-1A, Class C (3M USD LIBOR + 3.330%)
1,000,000	3.452	04/17/30	998,489

			15,853,986

Home Equity(i) – 0.1%
Countrywide Asset-Backed Certificates Series 2007-BC3, Class 2A3 (1M USD LIBOR + 0.180%)
338,615	0.269	11/25/47	341,526
Nationstar HECM Loan Trust Series 2020-1A, Class M3(a)
1,000,000	2.820	09/25/30	994,026

			1,335,552

Other(a) – 0.7%
AASET U.S. Ltd. Series 2018-2A, Class A
1,549,656	4.454	11/18/38	1,495,865
Business Jet Securities LLC Series 2019-1, Class A
377,904	4.212	07/15/34	385,810
Business Jet Securities Series 2021-1A, Class B
671,297	2.918	04/15/36	674,008
Labrador Aviation Finance, Ltd. Series 2016-1A, Class A1
958,832	4.300	01/15/42	944,830
M360 Ltd. Series 2021-CRE3, Class B(i)
(1M USD LIBOR + 2.250%)
1,000,000	2.336	10/22/36	1,013,042
(1M USD LIBOR + 3.000%)
1,200,000	3.086	10/22/36	1,199,999
(1M USD LIBOR + 3.750%)
1,300,000	3.836	10/22/36	1,299,999
Oasis Securitization Funding LLC Series 2021-1A, Class A
158,771	2.579	02/15/33	159,048

Asset-Backed Securities – (continued)
Other(a) – (continued)
Project Silver Series 2019-1, Class A
3,011,038	3.967	07/15/44	2,961,804

			10,134,405

TOTAL ASSET-BACKED SECURITIES
(Cost $27,084,935)			$27,323,943

Shares	Dividend Rate	Value

Preferred Stocks(l) – 0.0%
Specialty Retail – 0.0%
Guitar Center, Inc.
104	0.000%	$10,196
(Cost $9,761)

Units	Description	Expiration Date	Value

Warrant – 0.1%
Energy Equipment & Services(e) – 0.0%
Noble Corp.
9,802		02/05/28	$127,426

Oil, Gas & Consumable Fuels(e) – 0.0%
California Resources Corp.
670		10/27/24	10,378
Fieldwood Energy LLC
6,687		08/01/29	45,919

			56,297

Specialty Retail(l) – 0.1%
Guitar Center, Inc.
1,825			149,440
1,986			97,245
161			7,883

			254,568

TOTAL WARRANT
(Cost $225,495)			$438,291

Shares	Description	Value

Exchange Traded Fund – 3.8%
626,948	iShares iBoxx High Yield Corporate Bond ETF	$54,500,590
(Cost $54,851,455)

The accompanying notes are an integral part of these financial statements.	67

GOLDMAN SACHS MULTI-MANAGER NON-CORE FIXED INCOME FUND

Schedule of Investments (continued)

October 31, 2021

Shares	Dividend Rate	Value

Investment Company(p) – 9.2%
Goldman Sachs Financial Square Government Fund – Institutional Shares
131,055,477	0.026%	$131,055,477
(Cost $131,055,477)

TOTAL INVESTMENTS – 103.0%
(Cost $1,471,516,343)		$1,467,451,020

LIABILITIES IN EXCESS OF OTHER ASSETS – (3.0)%		(42,371,987)

NET ASSETS – 100.0%		$1,425,079,033

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Exempt from registration under Rule 144A of the Securities Act of 1933.

(b)	Issued with a zero coupon. Income is recognized through the accretion of discount.

(c)	Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.

(d)	Coupon changes periodically based upon a predetermined schedule. Interest rate disclosed is that which is in effect on October 31, 2021.

(e)	Security is currently in default and/or non-income producing.

(f)	Actual maturity date is July 28, 2121.

(g)	Actual maturity date is April 03, 2120.

(h)	Pay-in-kind securities.

(i)	Variable rate security. Except for floating rate notes (for which final maturity is disclosed), maturity date disclosed is the next interest reset date. Interest rate disclosed is that which is in effect on October 31, 2021.

(j)	Guaranteed by a foreign government until maturity.

(k)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered and the registration statement is effective. Disposal of these securities may involve time consuming negotiations and prompt sale at an acceptable price may be difficult. Total market value of restricted securities amounts to $2,259,533, which represents approximately 0.2% of the Fund’s net assets as of October 31, 2021.

Restricted Security	Acquisition Date	Cost
Copper Earnout Trust	12/07/20	$2,487,996
Revlon Consumer Products Corp. (Bank Loans)	12/31/20	2,487,996
Monitronics International, Inc. (Common Stocks)	04/01/20	1,069,075
Neiman Marcus Group Ltd. (Corporate Obligations)	10/15/21	605,000
Chesapeake Engery Corp. (Corporate Obligations)	06/21/19	516,788

(l)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e., Level 3.

(m)	Bank Loans often require prepayments from excess cash flows or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. As bank loan positions may involve multiple underlying tranches for which the aggregate position is presented, the stated interest rate represents the weighted average interest rate of all contracts on October 31, 2021. Bank Loans typically have rates of interest which are predetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base lending rates are primarily the London-Interbank Offered Rate (“LIBOR”), and secondarily the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.

(n)	This position represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate.

(o)	Security with a notional or nominal principal amount. The actual effective yield of this security is different than the stated interest rate.

(p)	Represents an affiliated issuer.

Currency Abbreviations:
BRL	—Brazilian Real
CAD	—Canadian Dollar
CLP	—Chilean Peso
CNH	—Chinese Yuan Renminbi Offshore
CNY	—Chinese Yuan Renminbi
COP	—Colombian Peso
CZK	—Czech Koruna
EGP	—Egyptian Pound
EUR	—Euro
GBP	—British Pound
HUF	—Hungarian Forint
IDR	—Indonesian Rupiah
MXN	—Mexican Peso
MYR	—Malaysian Ringgit
PEN	—Peruvian Nuevo Sol
PLN	—Polish Zloty
RON	—New Romanian Leu
RUB	—Russian Ruble
THB	—Thai Baht
TRY	—Turkish Lira
UAH	—Ukraine Hryvna
USD	—U.S. Dollar
UYU	—Uruguayan Peso
ZAR	—South African Rand

Investment Abbreviations:
CLO	—Collateralized Loan Obligation
CMT	—Constant Maturity Treasury Indexes
CPI	—Consumer Price Index
ETF	—Exchange Traded Fund
GNMA	—Government National Mortgage Association
LIBOR	—London Interbank Offered Rate
LLC	—Limited Liability Company
LP	—Limited Partnership
PLC	—Public Limited Company
REMIC	—Real Estate Mortgage Investment Conduit

68	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER NON-CORE FIXED INCOME FUND

ADDITIONAL INVESTMENT INFORMATION

UNFUNDED LOAN COMMITMENTS — At October 31, 2021, the Fund had unfunded loan commitments which could be extended at the option of the borrowers, pursuant to the following loan agreements:

Borrower	Principal Amount	Current Value	Unrealized Gain (Loss)

DexKo Global, Inc., due 10/04/28	$40,000	$39,957	$(43)
The Hillman Group, due 07/14/28	77,637	77,583	(243)

TOTAL			$(286)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At October 31, 2021, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Gain
Barclays Bank PLC	EUR	2,326,182	USD	2,693,401	01/04/22	$455
	IDR	9,319,700,000	USD	650,000	11/01/21	7,388
	MYR	33,735,082	USD	7,943,922	11/19/21	184,332
	RUB	119,784,530	USD	1,657,000	01/13/22	4,396
	THB	74,002,590	USD	2,208,432	12/01/21	21,095
	USD	2,700,000	EUR	2,326,182	01/04/22	6,144
BNP Paribas SA	BRL	4,345,563	USD	753,000	01/03/22	6,359
	IDR	19,441,264,320	USD	1,345,459	11/01/21	25,879
	USD	430,000	BRL	2,385,882	01/03/22	13,083
	USD	4,637,635	PLN	18,077,477	12/01/21	109,603
BofA Securities LLC	RUB	98,660,685	USD	1,357,000	01/13/22	11,411
	USD	325,000	BRL	1,832,653	01/03/22	4,756
	USD	1,466,000	TRY	14,744,295	03/29/22	44,207
	USD	2,408,000	ZAR	37,047,321	01/03/22	2,507
Citibank NA	USD	10,938,000	CAD	13,510,131	01/25/22	20,392
	USD	139,759	EUR	120,000	11/01/21	1,036
	USD	7,300,324	EUR	6,267,749	01/25/22	38,808
	USD	412,343	GBP	300,000	01/25/22	1,681
JPMorgan Securities, Inc.	IDR	34,724,200,000	USD	2,380,000	11/01/21	69,358
Morgan Stanley & Co.	CNH	11,784,351	USD	1,807,000	12/20/21	24,612
	IDR	20,918,320,000	USD	1,473,225	11/01/21	2,301
	RUB	200,487,420	USD	2,700,000	01/13/22	80,735
	USD	3,516,000	BRL	19,424,142	01/03/22	121,758
	USD	1,480,000	IDR	20,918,320,000	11/01/21	4,474
	USD	379,000	ZAR	5,753,104	01/03/22	5,449

TOTAL						$812,219

The accompanying notes are an integral part of these financial statements.	69

GOLDMAN SACHS MULTI-MANAGER NON-CORE FIXED INCOME FUND

Schedule of Investments (continued)

October 31, 2021

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Loss
Barclays Bank PLC	CZK	13,200,975	USD	615,000	11/04/21	$(20,540)
	EUR	43,840,000	USD	51,607,089	11/12/21	(916,246)
	GBP	4,500,000	USD	6,237,068	11/12/21	(78,526)
	IDR	5,080,000,000	USD	360,713	11/01/21	(2,383)
	THB	402,887,200	USD	12,327,382	12/01/21	(189,322)
	TRY	28,579,853	USD	2,858,000	03/29/22	(102,043)
	USD	1,014,135	IDR	14,399,700,000	11/01/21	(1,584)
	USD	630,000	MYR	2,647,575	11/19/21	(7,916)
BNP Paribas SA	HUF	617,421,079	USD	2,026,456	11/04/21	(43,200)
	PLN	18,888,464	USD	4,761,691	12/01/21	(30,522)
	RUB	21,400,000	USD	297,140	01/13/22	(325)
	USD	2,763,397	HUF	860,798,119	11/04/21	(1,626)
	USD	1,353,621	IDR	19,441,264,320	11/01/21	(17,717)
	ZAR	13,472,375	USD	890,000	01/03/22	(15,235)
BofA Securities LLC	CLP	496,351,000	USD	610,293	01/31/22	(6,900)
	PLN	39,792,350	USD	10,369,329	12/01/21	(402,171)
	USD	1,340,678	HUF	417,942,960	11/04/21	(1,822)
	USD	1,947,000	RUB	142,608,015	01/13/22	(30,955)
	USD	2,793,354	THB	93,303,622	12/01/21	(17,668)
BofA Securities LLC	TRY	7,013,690	USD	680,000	03/29/22	(3,669)
Citibank NA	CAD	1,536,905	USD	1,244,169	01/25/22	(2,187)
	EUR	25,389,127	USD	29,556,913	01/25/22	(142,281)
	GBP	2,763,374	USD	3,802,177	01/25/22	(19,461)
JPMorgan Securities, Inc.	BRL	3,489,063	USD	625,000	01/03/22	(15,309)
	HUF	661,320,000	USD	2,200,000	11/04/21	(75,733)
	PLN	4,150,000	USD	1,053,011	12/01/21	(13,522)
	TRY	16,450,755	USD	1,677,924	03/29/22	(91,576)
	USD	2,445,538	IDR	34,724,200,000	11/01/21	(3,820)
Morgan Stanley & Co.	CLP	387,429,000	USD	475,840	01/31/22	(4,859)
	PLN	10,089,090	USD	2,607,000	12/01/21	(79,892)

TOTAL						$(2,339,010)

FUTURES CONTRACTS — At October 31, 2021, the Fund had the following futures contracts:

Type	Number of Contracts	Expiration Date	Value	Unrealized Gain (Loss)
Short position contracts:
Ultra 10 Year U.S. Treasury Notes	(75)	12/21/21	$(10,877,344)	$232,716

70	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER NON-CORE FIXED INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS

Referenced Obligation/Index	Financing Rate Received/ (Paid) by the Fund (a)	Credit Spread at October 31, 2021(b)	Termination Date	Notional Amount (000s)	Value	Upfront Premiums (Received) Paid	Unrealized Appreciation/ (Depreciation)
Protection Purchased:
CDX.NA.HY Index 36	(5.000)%	2.907%	06/20/26	$9,858	$(925,013)	$(835,473)	$(89,540)

Protection Sold:
CDX.NA.HY Index 37	5.000	3.061	12/20/26	36,670	3,462,818	3,366,171	96,647

TOTAL					$2,537,805	$2,530,698	$7,107

(a)	Payments made quarterly.
(b)	Credit spread on the referenced obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund or its counterparty to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

The accompanying notes are an integral part of these financial statements.	71

GOLDMAN SACHS MULTI-MANAGER REAL ASSETS STRATEGY FUND

Schedule of Investments

October 31, 2021

Shares	Description	Value

Common Stocks – 96.9%
Australia – 3.5%
126,800	Goodman Group (Equity Real Estate Investment Trusts (REITs))	$2,099,413
385,521	Ingenia Communities Group (Equity Real Estate Investment Trusts (REITs))	1,906,091
2,288,441	Mirvac Group (Equity Real Estate Investment Trusts (REITs))	4,883,910
911,269	National Storage REIT (Equity Real Estate Investment Trusts (REITs))	1,649,876
124,255	NEXTDC Ltd.* (IT Services)	1,109,203
893,446	Stockland (Equity Real Estate Investment Trusts (REITs))	3,079,655
577,220	Sydney Airport* (Transportation Infrastructure)	3,579,593
723,119	Transurban Group (Transportation Infrastructure)	7,367,970

		25,675,711

Belgium – 1.1%
29,894	Aedifica SA (Equity Real Estate Investment Trusts (REITs))	3,986,368
10,419	VGP NV (Real Estate Management & Development)	2,697,937
34,400	Warehouses De Pauw CVA (Equity Real Estate Investment Trusts (REITs))	1,566,456

		8,250,761

Brazil* – 0.1%
627,011	Santos Brasil Participacoes SA (Transportation Infrastructure)	572,151

Canada – 8.2%
52,800	Allied Properties Real Estate Investment Trust (Equity Real Estate Investment Trusts (REITs))	1,824,706
33,476	Canadian Apartment Properties REIT (Equity Real Estate Investment Trusts (REITs))	1,634,579
11,661	Canadian National Railway Co. (Road & Rail)	1,549,775
226,700	Dream Industrial Real Estate Investment Trust (Equity Real Estate Investment Trusts (REITs))	3,104,852
459,986	Enbridge, Inc. (Oil, Gas & Consumable Fuels)	19,267,675
118,801	Gibson Energy, Inc. (Oil, Gas & Consumable Fuels)	2,394,066
103,712	Hydro One Ltd.(a) (Electric Utilities)	2,477,993
151,005	InterRent Real Estate Investment Trust (Equity Real Estate Investment Trusts (REITs))	2,212,121
216,284	Pembina Pipeline Corp. (Oil, Gas & Consumable Fuels)	7,159,951
225,731	Summit Industrial Income REIT (Equity Real Estate Investment Trusts (REITs))	4,311,798

Common Stocks – (continued)
Canada – (continued)
236,124	TC Energy Corp. (Oil, Gas & Consumable Fuels)	12,773,514
8,950	Waste Connections, Inc. (Commercial Services & Supplies)	1,217,289

		59,928,319

China – 0.5%
229,200	ENN Energy Holdings Ltd. (Gas Utilities)	3,948,767

Denmark(a) – 0.2%
13,044	Orsted A/S (Electric Utilities)	1,842,367

Finland – 0.4%
115,177	Kojamo Oyj (Real Estate Management & Development)	2,580,490

France – 3.7%
15,513	Eiffage SA (Construction & Engineering)	1,596,678
155,374	Engie SA (Multi-Utilities)	2,210,218
14,200	Gecina SA (Equity Real Estate Investment Trusts (REITs))	1,987,129
260,249	Getlink SE (Transportation Infrastructure)	4,005,524
78,926	Klepierre SA (Equity Real Estate Investment Trusts (REITs))	1,878,933
22,891	Unibail-Rodamco-Westfield* (Equity Real Estate Investment Trusts (REITs))	1,634,526
126,500	Vinci SA (Construction & Engineering)	13,524,140

		26,837,148

Germany – 2.0%
229,318	E.ON SE (Multi-Utilities)	2,907,706
11,980	Fraport AG Frankfurt Airport Services Worldwide* (Transportation Infrastructure)	857,426
15,548	LEG Immobilien SE (Real Estate Management & Development)	2,312,657
36,250	Vantage Towers AG (Diversified Telecommunication Services)	1,246,254
120,284	Vonovia SE (Real Estate Management & Development)	7,296,764

		14,620,807

Hong Kong – 3.9%
300,000	China Gas Holdings Ltd. (Gas Utilities)	748,806
508,000	China Merchants Port Holdings Co. Ltd. (Transportation Infrastructure)	846,927
302,000	China Resources Gas Group Ltd. (Gas Utilities)	1,622,466
189,561	CK Asset Holdings Ltd. (Real Estate Management & Development)	1,170,929
2,010,049	COSCO SHIPPING Ports Ltd. (Transportation Infrastructure)	1,673,136

72	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER REAL ASSETS STRATEGY FUND

Shares	Description	Value

Common Stocks – (continued)
Hong Kong – (continued)
3,590,250	Hong Kong & China Gas Co. Ltd. (Gas Utilities)	$5,577,564
684,107	Link REIT (Equity Real Estate Investment Trusts (REITs))	6,060,804
619,172	Sun Hung Kai Properties Ltd. (Real Estate Management & Development)	8,209,182
560,996	Swire Properties Ltd. (Real Estate Management & Development)	1,504,011
162,784	Wharf Real Estate Investment Co. Ltd. (Real Estate Management & Development)	919,446

		28,333,271

Italy – 0.5%
338,163	Snam SpA (Gas Utilities)	1,915,284
203,770	Terna – Rete Elettrica Nazionale (Electric Utilities)	1,518,248

		3,433,532

Japan – 6.1%
419	Daiwa House REIT Investment Corp. (Equity Real Estate Investment Trusts (REITs))	1,202,376
29,500	East Japan Railway Co. (Road & Rail)	1,837,451
1,136	GLP J-REIT (Equity Real Estate Investment Trusts (REITs))	1,852,883
6,241	Invincible Investment Corp. (Equity Real Estate Investment Trusts (REITs))	2,467,370
3,063	Japan Hotel REIT Investment Corp. (Equity Real Estate Investment Trusts (REITs))	1,849,772
332	Kenedix Office Investment Corp. (Equity Real Estate Investment Trusts (REITs))	2,102,137
151,000	Mitsubishi Estate Co. Ltd. (Real Estate Management & Development)	2,294,745
375,284	Mitsui Fudosan Co. Ltd. (Real Estate Management & Development)	8,580,432
612	Mitsui Fudosan Logistics Park, Inc. (Equity Real Estate Investment Trusts (REITs))	3,253,977
553	Nippon Building Fund, Inc. (Equity Real Estate Investment Trusts (REITs))	3,592,810
676	Nippon Prologis REIT, Inc. (Equity Real Estate Investment Trusts (REITs))	2,257,863
1,530	Nomura Real Estate Master Fund, Inc. (Equity Real Estate Investment Trusts (REITs))	2,291,123
1,603	Orix JREIT, Inc. (Equity Real Estate Investment Trusts (REITs))	2,659,545
131,282	Seibu Holdings, Inc.* (Road & Rail)	1,434,063
113,358	Sumitomo Realty & Development Co. Ltd. (Real Estate Management & Development)	4,096,748

Common Stocks – (continued)
Japan – (continued)
87,300	The Kansai Electric Power Co., Inc. (Electric Utilities)	803,780
22,300	Tokyo Gas Co. Ltd. (Gas Utilities)	386,970
37,600	West Japan Railway Co. (Road & Rail)	1,774,932

		44,738,977

Luxembourg – 0.3%
221,871	Aroundtown SA (Real Estate Management & Development)	1,541,895
11,447	Shurgard Self Storage SA (Real Estate Management & Development)	701,335

		2,243,230

Mexico – 0.6%
20,695	Grupo Aeroportuario del Pacifico SAB de CV ADR (Transportation Infrastructure)	2,613,364
73,619	Grupo Aeroportuario del Pacifico SAB de CV Class B (Transportation Infrastructure)	928,033
3,652	Grupo Aeroportuario del Sureste SAB de CV ADR (Transportation Infrastructure)	736,426

		4,277,823

New Zealand* – 0.4%
544,917	Auckland International Airport Ltd. (Transportation Infrastructure)	3,123,398

Singapore – 1.5%
1,590,362	CapitaLand Integrated Commercial Trust (Equity Real Estate Investment Trusts (REITs))	2,532,580
1,271,129	Capitaland Investment Ltd.* (Real Estate Management & Development)	3,242,628
1,248,311	Frasers Centrepoint Trust (Equity Real Estate Investment Trusts (REITs))	2,232,225
1,607,270	Frasers Logistics & Commercial Trust (Equity Real Estate Investment Trusts (REITs))	1,809,839
989,937	Mapletree Logistics Trust (Equity Real Estate Investment Trusts (REITs))	1,484,444

		11,301,716

Spain – 3.4%
31,824	Aena SME SA*(a) (Transportation Infrastructure)	5,226,662
161,828	Cellnex Telecom SA(a) (Diversified Telecommunication Services)	9,952,370
219,877	Ferrovial SA (Construction & Engineering)	6,941,088
153,068	Inmobiliaria Colonial Socimi SA (Equity Real Estate Investment Trusts (REITs))	1,488,121

The accompanying notes are an integral part of these financial statements.	73

GOLDMAN SACHS MULTI-MANAGER REAL ASSETS STRATEGY FUND

Schedule of Investments (continued)

October 31, 2021

Shares	Description	Value

Common Stocks – (continued)
Spain – (continued)
123,600	Merlin Properties Socimi SA (Equity Real Estate Investment Trusts (REITs))	$1,338,548

		24,946,789

Sweden – 1.2%
90,103	Castellum AB (Real Estate Management & Development)	2,401,572
114,158	Fabege AB (Real Estate Management & Development)	1,932,298
156,038	Pandox AB* (Real Estate Management & Development)	2,750,833
286,273	Samhallsbyggnadsbolaget i Norden AB (Real Estate Management & Development)	1,920,042

		9,004,745

United Kingdom – 4.9%
119,662	Big Yellow Group PLC (Equity Real Estate Investment Trusts (REITs))	2,422,062
814,738	Capital & Counties Properties PLC (Equity Real Estate Investment Trusts (REITs))	1,837,581
681,800	Grainger PLC (Real Estate Management & Development)	2,867,542
289,800	Great Portland Estates PLC (Equity Real Estate Investment Trusts (REITs))	2,897,843
935,902	National Grid PLC (Multi-Utilities)	11,982,878
161,813	Pennon Group PLC (Water Utilities)	2,581,006
345,974	Segro PLC (Equity Real Estate Investment Trusts (REITs))	6,114,933
41,203	Severn Trent PLC (Water Utilities)	1,543,145
216,951	The British Land Co. PLC (Equity Real Estate Investment Trusts (REITs))	1,464,848
826,789	Tritax Big Box REIT PLC (Equity Real Estate Investment Trusts (REITs))	2,544,389

		36,256,227

United States – 54.4%
124,387	Acadia Realty Trust (Equity Real Estate Investment Trusts (REITs))	2,659,394
10,669	Alexandria Real Estate Equities, Inc. (Equity Real Estate Investment Trusts (REITs))	2,177,970
47,845	Ameren Corp. (Multi-Utilities)	4,032,855
18,170	American Electric Power Co., Inc. (Electric Utilities)	1,539,181
74,241	American Homes 4 Rent Class A (Equity Real Estate Investment Trusts (REITs))	3,014,185
87,072	American Tower Corp. (Equity Real Estate Investment Trusts (REITs))	24,551,692
61,700	American Water Works Co., Inc. (Water Utilities)	10,746,906
82,800	Americold Realty Trust (Equity Real Estate Investment Trusts (REITs))	2,440,116
25,745	Atmos Energy Corp. (Gas Utilities)	2,371,629

Common Stocks – (continued)
United States – (continued)
20,800	AvalonBay Communities, Inc. (Equity Real Estate Investment Trusts (REITs))	4,922,944
38,260	Boston Properties, Inc. (Equity Real Estate Investment Trusts (REITs))	4,347,866
248,000	Brixmor Property Group, Inc. (Equity Real Estate Investment Trusts (REITs))	5,813,120
82,586	Camden Property Trust (Equity Real Estate Investment Trusts (REITs))	13,469,777
231,852	CenterPoint Energy, Inc. (Multi-Utilities)	6,037,426
125,078	Cheniere Energy, Inc.* (Oil, Gas & Consumable Fuels)	12,933,065
33,934	Clearway Energy, Inc. Class C (Independent Power and Renewable Electricity Producers)	1,203,978
42,393	Community Healthcare Trust, Inc. (Equity Real Estate Investment Trusts (REITs))	2,028,081
101,280	Crown Castle International Corp. (Equity Real Estate Investment Trusts (REITs))	18,260,784
44,314	CubeSmart (Equity Real Estate Investment Trusts (REITs))	2,437,713
25,993	CyrusOne, Inc. (Equity Real Estate Investment Trusts (REITs))	2,131,946
57,211	Digital Realty Trust, Inc. (Equity Real Estate Investment Trusts (REITs))	9,028,468
29,087	Douglas Emmett, Inc. (Equity Real Estate Investment Trusts (REITs))	950,563
54,334	DTE Midstream LLC* (Oil, Gas & Consumable Fuels)	2,605,859
104,875	Duke Realty Corp. (Equity Real Estate Investment Trusts (REITs))	5,898,170
85,313	Edison International (Electric Utilities)	5,368,747
68,461	EPR Properties (Equity Real Estate Investment Trusts (REITs))	3,437,427
9,430	Equinix, Inc. (Equity Real Estate Investment Trusts (REITs))	7,893,570
73,412	Equity Residential (Equity Real Estate Investment Trusts (REITs))	6,342,797
144,733	Essential Properties Realty Trust, Inc. (Equity Real Estate Investment Trusts (REITs))	4,311,596
46,613	Essential Utilities, Inc. (Water Utilities)	2,194,074
18,979	Essex Property Trust, Inc. (Equity Real Estate Investment Trusts (REITs))	6,451,531
23,718	Evergy, Inc. (Electric Utilities)	1,512,022
54,613	Eversource Energy (Electric Utilities)	4,636,644
21,051	Extra Space Storage, Inc. (Equity Real Estate Investment Trusts (REITs))	4,154,836
28,140	Federal Realty Investment Trust (Equity Real Estate Investment Trusts (REITs))	3,386,649
33,165	First Industrial Realty Trust, Inc. (Equity Real Estate Investment Trusts (REITs))	1,931,198
189,398	Global Medical REIT, Inc. (Equity Real Estate Investment Trusts (REITs))	3,140,219

74	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER REAL ASSETS STRATEGY FUND

Shares	Description	Value

Common Stocks – (continued)
United States – (continued)
60,786	Healthcare Trust of America, Inc. Class A (Equity Real Estate Investment Trusts (REITs))	$2,029,644
25,838	Highwoods Properties, Inc. (Equity Real Estate Investment Trusts (REITs))	1,158,576
360,945	Host Hotels & Resorts, Inc.* (Equity Real Estate Investment Trusts (REITs))	6,074,704
148,600	Hudson Pacific Properties, Inc. (Equity Real Estate Investment Trusts (REITs))	3,826,450
221,809	Invitation Homes, Inc. (Equity Real Estate Investment Trusts (REITs))	9,149,621
24,277	JBG SMITH Properties (Equity Real Estate Investment Trusts (REITs))	700,634
195,426	Kimco Realty Corp. (Equity Real Estate Investment Trusts (REITs))	4,416,628
60,217	Life Storage, Inc. (Equity Real Estate Investment Trusts (REITs))	8,057,637
170,600	Medical Properties Trust, Inc. (Equity Real Estate Investment Trusts (REITs))	3,638,898
61,181	MGM Growth Properties LLC Class A (Equity Real Estate Investment Trusts (REITs))	2,409,308
22,431	National Retail Properties, Inc. (Equity Real Estate Investment Trusts (REITs))	1,017,470
35,719	NETSTREIT Corp. (Equity Real Estate Investment Trusts (REITs))	865,829
21,527	NextEra Energy, Inc. (Electric Utilities)	1,836,899
345,777	NiSource, Inc. (Multi-Utilities)	8,530,319
6,231	Norfolk Southern Corp. (Road & Rail)	1,825,995
111,844	ONEOK, Inc. (Oil, Gas & Consumable Fuels)	7,115,515
314,100	Paramount Group, Inc. (Equity Real Estate Investment Trusts (REITs))	2,663,568
96,133	Park Hotels & Resorts, Inc.* (Equity Real Estate Investment Trusts (REITs))	1,781,344
80,813	Pebblebrook Hotel Trust (Equity Real Estate Investment Trusts (REITs))	1,815,060
372,122	PG&E Corp.* (Electric Utilities)	4,316,615
44,933	Phillips Edison & Co, Inc. (Equity Real Estate Investment Trusts (REITs))	1,354,281
27,448	Portland General Electric Co. (Electric Utilities)	1,353,461
45,409	PPL Corp. (Electric Utilities)	1,307,779
143,483	Prologis, Inc. (Equity Real Estate Investment Trusts (REITs))	20,799,296
6,980	Public Storage (Equity Real Estate Investment Trusts (REITs))	2,318,616
75,340	Rexford Industrial Realty, Inc. (Equity Real Estate Investment Trusts (REITs))	5,062,848
197,500	Sabra Health Care REIT, Inc. (Equity Real Estate Investment Trusts (REITs))	2,794,625
47,705	SBA Communications Corp. (Equity Real Estate Investment Trusts (REITs))	16,473,968
98,365	Sempra Energy (Multi-Utilities)	12,554,325

Common Stocks – (continued)
United States – (continued)
66,875	Simon Property Group, Inc. (Equity Real Estate Investment Trusts (REITs))	9,802,537
54,188	Spirit Realty Capital, Inc. (Equity Real Estate Investment Trusts (REITs))	2,651,419
25,100	Sun Communities, Inc. (Equity Real Estate Investment Trusts (REITs))	4,919,098
178,454	Targa Resources Corp. (Oil, Gas & Consumable Fuels)	9,756,080
229,103	The Williams Cos., Inc. (Oil, Gas & Consumable Fuels)	6,435,503
83,079	UDR, Inc. (Equity Real Estate Investment Trusts (REITs))	4,613,377
878	Union Pacific Corp. (Road & Rail)	211,949
48,380	VICI Properties, Inc. (Equity Real Estate Investment Trusts (REITs))	1,419,953
17,182	Waste Management, Inc. (Commercial Services & Supplies)	2,753,072
181,290	Welltower, Inc. (Equity Real Estate Investment Trusts (REITs))	14,575,716
52,700	WP Carey, Inc. (Equity Real Estate Investment Trusts (REITs))	4,063,697

		398,817,312

TOTAL COMMON STOCKS
(Cost $583,157,405)		$710,733,541

Shares	Dividend Rate	Value

Investment Company(b) – 1.7%
Goldman Sachs Financial Square Government Fund – Institutional Shares
12,166,287	0.026%	$12,166,287
(Cost $12,166,287)

TOTAL INVESTMENTS – 98.6%
(Cost $595,323,692)		$722,899,828

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.4%		10,407,552

NET ASSETS – 100.0%		$733,307,380

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Exempt from registration under Rule 144A of the Securities Act of 1933.

(b)	Represents an affiliated issuer.

Investment Abbreviations:
ADR	—American Depositary Receipt
LLC	—Limited Liability Company
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.	75

GOLDMAN SACHS MULTI-MANAGER REAL ASSETS STRATEGY FUND

Schedule of Investments (continued)

October 31, 2021

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At October 31, 2021, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long position contracts:
Dow Jones U.S.Real Estate Index	340	12/17/21	$14,453,400	$369,971

76	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC MULTI-ASSET CLASS FUNDS

Statements of Assets and Liabilities

October 31, 2021

	Multi-Manager Global Equity Fund	Multi-Manager Non-Core Fixed Income Fund	Multi-Manager Real Assets Strategy Fund
Assets:

Investments of unaffiliated issuers, at value (cost 373,410,207, $1,340,460,866 and $583,157,405, respectively)	$496,150,815	$1,336,395,543	$710,733,541

Investments of affiliated issuers, at value (cost $34,159,639, $131,055,477 and $12,166,287, respectively)	34,159,639	131,055,477	12,166,287

Cash	169,240	13,246,063	102,315

Unrealized gain on forward foreign currency exchange contracts	1,312,586	812,219	—

Variation margin on futures contracts	573,546	99,396	—

Foreign currencies, at value (cost $301,003, $4,174,587 and $954,896, respectively)	302,244	4,172,897	954,416

Receivables:

Investments sold	25,690,510	26,676,220	759,598

Collateral on certain derivative contracts(a)	4,175,750	8,829,056	860,200

Foreign tax reclaims	607,802	218,599	139,282

Investments sold on an extended settlement basis	410,360	7,881,112	—

Dividends and interest	365,039	15,377,181	772,799

Reimbursement from investment adviser	73,114	—	—
Fund shares sold	—	400,000	59,500,000

Other assets	15,751	156,429	45,565
Total assets	564,006,396	1,545,320,192	786,034,003

Liabilities:

Unrealized loss on forward foreign currency exchange contracts	704,048	2,339,010	—

Variation margin on futures contracts	—	—	166,621

Variation margin on swaps contracts	—	1,268	—

Unrealized loss on unfunded loan commitment	—	286	—

Payables:

Fund shares redeemed	33,300,000	19,300,000	4,900,000

Investments purchased	1,145,861	81,291,868	46,489,941

Investments purchased on an extended settlement basis	267,867	14,860,183	120,300

Management fees	169,814	477,595	303,382

Distribution and service fees and transfer agency fees	9,275	23,351	11,412

Collateral on certain derivative contracts(b)	—	320,000	—

Distributions payable	—	71	—

Accrued expenses and other liabilities	2,012,057	1,627,527	734,967
Total liabilities	37,608,922	120,241,159	52,726,623

Net Assets:

Paid-in capital	285,704,614	1,451,162,128	593,139,380

Total distributable earnings (loss)	240,692,860	(26,083,095)	140,168,000

NET ASSETS	$526,397,474	$1,425,079,033	$733,307,380

Shares Outstanding $0.001 par value (unlimited number of shares authorized):	35,304,542	159,979,345	62,367,354

Net asset value, offering and redemption price per share:	$14.91	$8.91	$11.76

(a)	Segregated for initial margin and/or collateral as follows:

Fund	Futures	Forwards	Swaps
Multi-Manager Global Equity	$2,565,750	$1,610,000	$—
Multi-Manager Non-Core Fixed Income	181,500	1,020,000	7,627,556

Multi-Manager Real Assets Strategy	860,200	—	—

(b)	Segregated for initial margin and/or collateral for swaps contracts.

The accompanying notes are an integral part of these financial statements.	77

GOLDMAN SACHS STRATEGIC MULTI-ASSET CLASS FUNDS

Statements of Operations

For the Fiscal Year Ended October 31, 2021

	Multi-Manager Global Equity Fund	Multi-Manager Non-Core Fixed Income Fund	Multi-Manager Real Assets Strategy Fund
Investment income:

Dividends — unaffiliated issuers (net of foreign withholding taxes of $640,557, $1,625 and $780,834, respectively)	$7,966,266	$349,360	$16,726,189

Dividends — affiliated issuers	8,410	23,141	4,028

Non-cash dividends — unaffiliated issuers	752,180	—	—

Interest	—	57,928,701	4,314

Total investment income	8,726,856	58,301,202	16,734,531

Expenses:

Management fees	5,683,454	9,445,379	6,038,877

Custody, accounting and administrative services	1,023,060	801,763	488,967

Professional fees	243,861	173,814	171,343

Transfer Agency fees	110,358	222,244	120,777

Printing and mailing costs	37,167	44,947	39,942

Trustee fees	35,822	39,790	36,387

Registration fees	28,136	113,619	49,392

Prime broker fees	6,497	994	—

Other	40,745	35,186	33,375

Total expenses	7,209,100	10,877,736	6,979,060

Less — expense reductions	(4,407,896)	(4,745,565)	(2,794,865)

Net expenses	2,801,204	6,132,171	4,184,195

NET INVESTMENT INCOME	5,925,652	52,169,031	12,550,336

Realized and unrealized gain (loss):

Net realized gain (loss) from:

Investments — unaffiliated issuers (including commission recapture of $3,048, $0 and $2,715, respectively)	108,957,015	(2,653,953)	42,644,674

Purchased options	—	(71,492)	—

Futures contracts	12,684,691	(290,318)	2,066,794

Written options	—	10,980	—

Swap contracts	—	146,922	—

Forward foreign currency exchange contracts	(522,952)	(1,062,461)	17,453

Foreign currency transactions	42,236	(218,553)	(62,469)

Net change in unrealized gain (loss) on:

Investments — unaffiliated issuers	67,506,424	20,900,420	107,740,033

Purchased options	—	(4,810)	—

Futures contracts	2,136,882	227,098	369,971

Unfunded loan commitments	—	(14,031)	—

Swap contracts	—	15,218	—

Forward foreign currency exchange contracts	1,224,531	(2,721)	—

Foreign currency translation	(15,898)	(80,524)	(13,643)

Net realized and unrealized gain	192,012,929	16,901,775	152,762,813

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$197,938,581	$69,070,806	$165,313,149

78	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC MULTI-ASSET CLASS FUNDS

Statements of Changes in Net Assets

	Multi-Manager Global Equity Fund		Multi-Manager Non-Core Fixed Income Fund
	For the Fiscal Year Ended October 31, 2021	For the Fiscal Year Ended October 31, 2020	For the Fiscal Year Ended October 31, 2021	For the Fiscal Year Ended October 31, 2020
From operations:

Net investment income	$5,925,652	$6,540,662	$52,169,031	$44,385,074

Net realized gain (loss)	121,160,990	6,792,368	(4,138,875)	(6,500,583)

Net change in unrealized gain (loss)	70,851,939	3,779,630	21,040,650	(28,859,272)
Net increase in net assets resulting from operations	197,938,581	17,112,660	69,070,806	9,025,219

Distributions to shareholders:

From distributable earnings	(11,198,105)	(26,403,118)	(49,948,317)	(38,347,018)

From return of capital	—	—	(3,326,163)	(6,283,078)

Total distributions to shareholders	(11,198,105)	(26,403,118)	(53,274,480)	(44,630,096)

From share transactions:

Proceeds from sales of shares	27,650,000	77,760,000	664,383,000	186,180,000

Reinvestment of distributions	11,198,105	26,403,118	53,171,912	44,630,096

Cost of shares redeemed	(226,639,947)	(29,865,000)	(248,296,288)	(75,344,998)

Net increase (decrease) in net assets resulting from share transactions	(187,791,842)	74,298,118	469,258,624	155,465,098

TOTAL INCREASE (DECREASE)	(1,051,366)	65,007,660	485,054,950	119,860,221

Net assets:

Beginning of year	527,448,840	462,441,180	940,024,083	820,163,862

End of year	$526,397,474	$527,448,840	$1,425,079,033	$940,024,083

The accompanying notes are an integral part of these financial statements.	79

GOLDMAN SACHS STRATEGIC MULTI-ASSET CLASS FUNDS

Statements of Changes in Net Assets (continued)

	Multi-Manager Real Assets Strategy Fund
	For the Fiscal Year Ended October 31, 2021	For the Fiscal Year Ended October 31, 2020
From operations:

Net investment income	$12,550,336	$8,982,555

Net realized gain (loss)	44,666,452	(30,414,442)

Net change in unrealized gain (loss)	108,096,361	(38,525,254)

Net increase (decrease) in net assets resulting from operations	165,313,149	(59,957,141)

Distributions to shareholders:

From distributable earnings	(7,892,296)	(22,252,923)

From share transactions:

Proceeds from sales of shares	229,310,000	85,869,000

Reinvestment of distributions	7,892,296	22,252,923

Cost of shares redeemed	(121,265,768)	(15,900,000)

Net increase in net assets resulting from share transactions	115,936,528	92,221,923

TOTAL INCREASE	273,357,381	10,011,859

Net assets:

Beginning of year	459,949,999	449,938,140

End of year	$733,307,380	$459,949,999

80	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Financial Highlights

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Multi-Manager Global Equity Fund
	Class R6 Shares(a)
	Year Ended October 31,
	2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of year	$10.64	$10.97	$10.62	$11.36	$9.49

Net investment income(b)	0.14	0.14	0.19	0.15	0.11

Net realized and unrealized gain (loss)	4.37	0.15	0.91	(0.52)	1.91

Total from investment operations	4.51	0.29	1.10	(0.37)	2.02

Distributions to shareholders from net investment income	(0.09)	(0.33)	(0.19)	(0.15)	(0.15)

Distributions to shareholder from net realized gains	(0.15)	(0.29)	(0.56)	(0.22)	—

Total distributions	(0.24)	(0.62)	(0.75)	(0.37)	(0.15)

Net asset value, end of year	$14.91	$10.64	$10.97	$10.62	$11.36

Total return(c)	42.93%	2.60%	11.39%	(3.43)%	21.63%

Net assets, end of year (in 000s)	$526,397	$527,449	$462,441	$633,577	$490,497

Ratio of net expenses to average net assets	0.51%	0.46%	0.72%	0.80%	0.85%

Ratio of total expenses to average net assets	1.31%	1.53%	1.42%	1.39%	1.47%

Ratio of net investment income to average net assets	1.07%	1.34%	1.81%	1.29%	1.03%

Portfolio turnover rate(d)	83%	79%	91%	76%	88%

(a)	Effective January 16, 2018, the Institutional Shares were redesignated as Class R6 Shares.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	81

GOLDMAN SACHS MULTI-MANAGER NON CORE-CORE FIXED INCOME FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Multi-Manager Non-Core Fixed Income Fund
	Class R6 Shares(a)
	Year Ended October 31,
	2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of year	$8.70	$9.06	$8.83	$9.60	$9.60

Net investment income(b)	0.43	0.45	0.54	0.51	0.50

Net realized and unrealized gain (loss)	0.22	(0.35)	0.31	(0.77)	—

Total from investment operations	0.65	0.10	0.85	(0.26)	0.50

Distributions to shareholders from net investment income	(0.41)	(0.40)	(0.55)	(0.39)	(0.47)

Distributions to shareholder from return of capital	(0.03)	(0.06)	(0.07)	(0.12)	(0.03)

Total distributions	(0.44)	(0.46)	(0.62)	(0.51)	(0.50)

Net asset value, end of year	$8.91	$8.70	$9.06	$8.83	$9.60

Total return(c)	7.47%	1.21%	9.03%	(2.84)%	5.38%

Net assets, end of year (in 000s)	$1,425,079	$940,024	$820,164	$683,830	$401,682

Ratio of net expenses to average net assets	0.55%	0.60%	0.61%	0.70%	0.70%

Ratio of total expenses to average net assets	0.98%	1.04%	1.05%	1.08%	1.12%

Ratio of net investment income to average net assets	4.69%	5.20%	6.01%	5.52%	5.26%

Portfolio turnover rate(d)	96%	102%	150%	123%	152%

(a)	Effective January 16, 2018, the Institutional Shares were redesignated as Class R6 Shares.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

82	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER REAL ASSETS STRATEGY FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Multi-Manager Real Assets Strategy Fund
	Class R6 Shares(a)
	Year Ended October 31,
	2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of year	$8.93	$10.78	$9.24	$9.66	$9.17

Net investment income(b)	0.22	0.19	0.22	0.23 (c)	0.20

Net realized and unrealized gain (loss)	2.76	(1.51)	1.57	(0.41)	0.58

Total from investment operations	2.98	(1.32)	1.79	(0.18)	0.78

Distributions to shareholders from net investment income	(0.15)	(0.35)	(0.20)	(0.05)	(0.29)

Distributions to shareholder from net realized gains	—	(0.18)	(0.05)	(0.19)	—

Total distributions	(0.15)	(0.53)	(0.25)	(0.24)	(0.29)

Net asset value, end of year	$11.76	$8.93	$10.78	$9.24	$9.66

Total return(d)	33.70%	(12.86)%	20.04%	(1.88)%	8.65%

Net assets, end of year (in 000s)	$733,307	$459,950	$449,938	$387,008	$212,441

Ratio of net expenses to average net assets	0.69%	0.77%	0.81%	0.90%	0.90%

Ratio of total expenses to average net assets	1.16%	1.21%	1.24%	1.32%	1.32%

Ratio of net investment income to average net assets	2.08%	2.02%	2.23%	2.37%	2.10%

Portfolio turnover rate(e)	96%	92%	97%	86%	131%

(a)	Effective January 16, 2018, the Institutional Shares were redesignated as Class R6 Shares.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Reflects income recognized from special dividends which amounted to $0.04 per share and 0.45% of average net assets.
(d)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	83

GOLDMAN SACHS STRATEGIC MULTI-ASSET CLASS FUNDS

Notes to Financial Statements

October 31, 2021

1. ORGANIZATION

Goldman Sachs Trust II (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”), along with their corresponding share classes and respective diversification status under the Act:

Fund	Share Classes Offered	Diversified/ Non-diversified
Multi-Manager Global Equity Fund	Class R6	Diversified
Multi-Manager Non-Core Fixed Income Fund	Class R6	Diversified
Mutli-Manager Real Assets Strategy Fund	Class R6	Diversified

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (“Goldman Sachs”), serves as investment adviser to the Funds pursuant to management agreements (each, an “Agreement”) with the Trust. As of October 31, 2021, GSAM had sub-advisory agreements (the “Sub-Advisory Agreements”) for the Multi-Manager Global Equity Fund with Axiom Investors LLC, Boston Partners Global Investors, Inc., Causeway Capital Management LLC, DWS Investment Management Americas, Inc., GW&K Investment Management, LLC, Massachusetts Financial Services Company, doing business as MFS Investment Management, Principal Global Investors, LLC, Vaughan Nelson Investment Management, L.P., Vulcan Value Partners, LLC, WCM Investment Management, LLC and Wellington Management Company LLP; for the Multi-Manager Non-Core Fixed Income Fund with BlueBay Asset Management LLP, BlueBay Asset Management USA LLC, Brigade Capital Management, LP, Marathon Asset Management, L.P., Nuveen Asset Management, LLC, River Canyon Fund Management, LLC, and TCW Investment Management Company LLC; and for the Multi-Manager Real Assets Strategy Fund with Cohen & Steers Capital Management, Inc., PGIM Real Estate, a business unit of PGIM, Inc., Presima Inc., and RREEF America L.L.C. (the “Underlying Managers”). Pursuant to the terms of the Sub-Advisory Agreements, the Underlying Managers are responsible for making investment decisions and managing the investments of the Fund. GSAM compensates the Underlying Managers directly in accordance with the terms of the Sub-Advisory Agreements. The Funds are not charged any separate or additional investment advisory fees by the Underlying Managers.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions. Each Fund is an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies.

A.  Investment Valuation — The Funds’ valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income, dividend income and securities lending income, if any. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Investment income is recorded net of any foreign withholding taxes, less any amounts reclaimable. The Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments. Distributions received from the Funds’ investments in U.S. real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain and/or a return of capital. A return of capital is recorded by the Funds as a reduction to the cost basis of the REIT.

GOLDMAN SACHS STRATEGIC MULTI-ASSET CLASS FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

For derivative contracts, realized gains and losses are recorded upon settlement of the contract. Upfront payments, if any, are made or received upon entering into a swap agreement and are reflected in the Statements of Assets and Liabilities. Upfront payments are recognized over the contract’s term/event as realized gains or losses, with the exception of forward starting swap contracts whose realized gains or losses are recognized from the effective start date.

C.  Expenses — Expenses incurred directly by a Fund are charged to the Fund, and certain expenses incurred by the Trust are allocated across the applicable Funds on a straight-line and/or pro-rata basis, depending upon the nature of the expenses, and are accrued daily.

D.  Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, each Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid according to the following schedule:

Fund	Income Distributions Declared/Paid	Capital Gains Distributions Declared/Paid
Multi-Manager Global Equity	Annually	Annually
Multi-Manager Non-Core Fixed Income	Daily/Monthly	Annually
Multi-Manager Real Assets Strategy	Annually	Annually

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from distributable earnings or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E.  Foreign Currency Translation — The accounting records and reporting currency of a Fund is maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statements of Operations within net change in unrealized gain (loss) on foreign currency translation. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

F.  Commission Recapture — GSAM, on behalf of certain Funds, may direct portfolio trades, subject to seeking best execution, to various brokers who have agreed to rebate a portion of the commissions generated. Such rebates are made directly to a Fund as cash payments and are included in net realized gain (loss) from investments on the Statements of Operations.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Funds’ policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or

GOLDMAN SACHS STRATEGIC MULTI-ASSET CLASS FUNDS

Notes to Financial Statements (continued)

October 31, 2021

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The level in the fair value hierarchy within which the fair value measurement in its entirety falls shall be determined based on the lowest level input that is significant to the fair value measurement in its entirety.The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Funds, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Funds’ investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a United States (“U.S.”) securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities will be valued at the valid closing bid price for long positions and at the valid closing ask price for short positions (i.e. where there is sufficient volume, during normal exchange trading hours). If no valid bid/ask price is available, the equity security will be valued pursuant to the Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. Certain equity securities containing unique attributes may be classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price for long positions or the last ask price for short positions, and are generally classified as Level 2. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under Fair Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

Underlying Funds (including Money Market Funds) — Underlying Funds (“Underlying Funds”) include other investment companies and exchange-traded funds (“ETFs”). Investments in the Underlying Funds (except ETFs) are valued at the NAV per share on the day of valuation. ETFs are valued daily at the last sale price or official closing price on the principal exchange or system on which the investment is traded. Because the Funds invest in Underlying Funds that fluctuate in value, the Funds’ shares will correspondingly fluctuate in value. Underlying Funds are generally classified as Level 1 of the fair value hierarchy. To the extent that underlying ETFs are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. For information regarding an Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

GOLDMAN SACHS STRATEGIC MULTI-ASSET CLASS FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

Debt Securities — Debt securities for which market quotations are readily available are valued daily on the basis of quotations supplied by dealers or an independent pricing service approved by the Trustees. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value. With the exception of treasury securities of G7 countries, which are generally classified as Level 1, these investments are generally classified as Level 2 of the fair value hierarchy.

i.  Bank Loans — Bank loans (“Loans”) are interests in amounts owed by corporate, governmental, or other borrowers to lenders or lending syndicates. Loans are arranged through private negotiations between the borrower and one or more financial institutions (“Lenders”) . A Fund’s investments in Loans are in the form of either participations in Loans (“Participations”) or assignments of all or a portion of Loans from third parties (“Assignments”). With respect to Participations, a Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participations and only upon receipt by the Lender of the payments from the borrower. A Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement with respect to Participations. Conversely, assignments result in a Fund having a direct contractual relationship with the borrower, and the Fund may be permitted to enforce compliance by the borrower with the terms of the loan agreement.

The Multi-Manager Non-Core Fixed Income Fund may also enter into certain credit arrangements, all or a portion of which may be unfunded. Unfunded loan commitments represent the remaining obligation of the Fund to the borrower. The Fund is obligated to fund these commitments at the borrower’s discretion. The Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit of a loan. All loans and unfunded loan commitments involve interest rate risk, liquidity risk and credit risk, including the potential default or insolvency of the borrower. Loans, including unfunded loan commitments, are marked to market daily using pricing vendor quotations and the change in value, if any, is recorded as an unrealized gain or loss.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. A Fund enters into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers. For financial reporting purposes, cash collateral that has been pledged to cover obligations of a Fund and cash collateral received, if any, is reported separately on the Statements of Assets and Liabilities as receivables/payables for collateral on certain derivatives contracts. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Investments.

Exchange-traded derivatives, including futures and options contracts, are generally valued at the last sale or settlement price on the exchange where they are principally traded. Exchange-traded options without settlement prices are generally valued at the midpoint of the bid and ask prices on the exchange where they are principally traded (or, in the absence of two-way trading, at the last bid price for long positions and the last ask price for short positions). Exchange-traded derivatives typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i.  Forward Contracts — A forward contract is a contract between two parties to buy or sell an asset at a specified price on a future date. A forward contract settlement can occur on a cash or delivery basis. Forward contracts are marked-to-market daily using independent vendor prices, and the change in value, if any, is recorded as an unrealized gain or loss. Cash and certain investments may be used to collateralize forward contracts.

GOLDMAN SACHS STRATEGIC MULTI-ASSET CLASS FUNDS

Notes to Financial Statements (continued)

October 31, 2021

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

A forward foreign currency exchange contract is a forward contract in which a Fund agrees to receive or deliver a fixed quantity of one currency for another, at a pre-determined price at a future date.All forward foreign currency exchange contracts are marked to market daily by using the outright forward rates or interpolating based upon maturity dates, where available.. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

ii.  Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security. Upon entering into a futures contract, a Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by a Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses.

iii.  Options — When a Fund writes call or put options, an amount equal to the premium received is recorded as a liability and is subsequently marked-to-market to reflect the current value of the option written. Swaptions are options on swap contracts.

Upon the purchase of a call option or a put option by a Fund, the premium paid is recorded as an investment and subsequently marked-to-market to reflect the current value of the option. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms.

iv.  Swap Contracts — Bilateral swap contracts are agreements in which a Fund and a counterparty agree to exchange periodic payments on a specified notional amount or make a net payment upon termination. Bilateral swap transactions are privately negotiated in the OTC market and payments are settled through direct payments between a Fund and the counterparty By contrast, certain swap transactions are subject to mandatory central clearing. These swaps are executed through a derivatives clearing member (“DCM”), acting in an agency capacity, and submitted to a central counterparty (“CCP”) (“centrally cleared swaps”), in which case all payments are settled with the CCP through the DCM. Swaps are marked-to-market daily using pricing vendor quotations, counterparty or clearinghouse prices or model prices, and the change in value, if any, is recorded as an unrealized gain or loss. Upon entering into a swap contract, a Fund is required to satisfy an initial margin requirement by delivering cash or securities to the counterparty (or in some cases, segregated in a triparty account on behalf of the counterparty), which can be adjusted by any mark-to-market gains or losses pursuant to bilateral or centrally cleared arrangements. For centrally cleared swaps the daily change in valuation, if any, is recorded as a receivable or payable for variation margin.

A credit default swap is an agreement that involves one party (the buyer of protection) making a stream of payments to another party (the seller of protection) in exchange for the right to receive protection on a reference security or obligation, including a group of assets or exposure to the performance of an index. A Fund’s investment in credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. If a Fund buys protection through a credit default swap and no credit event occurs, its payments are limited to the periodic payments previously made to the counterparty. Upon the occurrence of a specified credit event, a Fund, as a buyer of credit protection, is entitled to receive an amount equal to the notional amount of the swap and deliver to the seller the defaulted reference obligation in a physically settled trade. A Fund may also receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in a cash settled trade.

As a seller of protection, a Fund generally receives a payment stream throughout the term of the swap, provided that there is no credit event. In addition, if a Fund sells protection through a credit default swap, a Fund could suffer a loss because the value of the referenced obligation and the premium payments received may be less than the notional amount of the swap paid to the buyer of protection. Upon the occurrence of a specified credit event, a Fund, as a seller of credit protection, may be required to take possession of the defaulted reference obligation and pay the buyer an amount equal to the notional amount of the swap in a physically settled trade. A Fund may also pay a net settlement amount in the form of cash or securities equal to

GOLDMAN SACHS STRATEGIC MULTI-ASSET CLASS FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

the notional amount of the swap reduced by the recovery value of the reference obligation in a cash settled trade. Recovery values are at times established through the credit event auction process in which market participants are ensured that a transparent price has been set for the defaulted security or obligation. In addition, a Fund is entitled to a return of any assets, which have been pledged as collateral to the counterparty upon settlement. The maximum potential amount of future payments (undiscounted) that a Fund as seller of protection could be required to make under a credit default swap would be an amount equal to the notional amount of the agreement. These potential amounts would be partially offset by any recovery values of the respective referenced obligations or net amounts received from a settlement of a credit default swap for the same reference security or obligation where a Fund bought credit protection.

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Funds’ investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. To the extent investments are valued using single source broker quotations obtained directly from the broker or passed through from third party pricing vendors, such investments are classified as Level 3 investments.

C.  Fair Value Hierarchy — The following is a summary of the Funds’ investments and derivatives classified in the fair value hierarchy as of October 31, 2021:

MULTI-MANAGER GLOBAL EQUITY

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Africa	$707,675	$548,956	$—

Asia	9,149,365	76,685,244	—

Australia and Oceania	651,778	3,100,175	—

Europe	15,979,008	101,822,729	—

North America	197,292,569	180,906	—

South America	2,667,498	880,630	—

Exchange Traded Funds	86,484,282	—	—

Investment Companies	34,159,639	—	—

Total	$347,091,814	$183,218,640	$—

Derivative Type

Assets(b)

Forward Foreign Currency Exchange Contracts	$—	$1,312,586	$—

Futures Contracts	1,115,921	—	—

Total	$1,115,921	$1,312,586	$—

Liabilities(b)

Forward Foreign Currency Exchange Contracts	$—	$(704,048)	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of net asset value. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile. The Funds utilize fair value model prices provided by an independent fair value service for international equities, resulting in a Level 2 classification.
(b)	Amount shown represents unrealized gain (loss) at period end.

GOLDMAN SACHS STRATEGIC MULTI-ASSET CLASS FUNDS

Notes to Financial Statements (continued)

October 31, 2021

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

MULTI-MANAGER NON-CORE FIXED INCOME

Investment Type	Level 1		Level 2	Level 3

Assets

Fixed Income

Foreign Debt Obligations		$11,162,330	$472,171,223	$—

Corporate Obligations		—	464,826,623	201,464

Bank Loans		—	264,256,795	2,548,028

Mortgage-Backed Obligations		—	27,112,193	3,000,000

Asset-Backed Securities		—	27,323,943	—

Common Stock and/or Other Equity Investments(a)

North America		2,620,905	4,774,995	1,458,163

Warrants		—	183,723	254,568

Exchange Traded Fund		54,500,590	—	—

Investment Company		131,055,477	—	—

Total		$199,339,302	$1,260,649,495	$7,462,223

Liabilities(b)

Fixed Income

Unfunded Loan Committment		$—	$(286)	$—

Derivative Type

Assets(b)

Forward Foreign Currency Exchange Contracts		$—	$812,219	$—

Futures Contracts		232,716	—	—

Credit Default Swap Contracts		—	96,647	—

Total		$232,716	$908,866	$—

Liabilities(b)

Forward Foreign Currency Exchange Contracts		$—	$(2,339,010)	$—

Credit Default Swap Contracts		—	(89,540)	—

Total	$—		$(2,428,550)	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of net asset value. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile. The Funds utilize fair value model prices provided by an independent fair value service for international equities, resulting in a Level 2 classification.
(b)	Amount shown represents unrealized gain (loss) at period end.

GOLDMAN SACHS STRATEGIC MULTI-ASSET CLASS FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

MULTI-MANAGER REAL ASSETS STRATEGY

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Asia	$9,971,954	$78,350,777	$—

Australia and Oceania	—	28,799,109	—

Europe	14,861,110	115,154,986	—

North America	463,023,454	—	—

South America	572,151	—	—

Investment Company	12,166,287	—	—

Total	$500,594,956	$222,304,872	$—

Derivative Type

Assets(b)

Futures Contracts	$369,971	$—	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of net asset value. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile. The Funds utilize fair value model prices provided by an independent fair value service for international equities, resulting in a Level 2 classification.
(b)	Amount shown represents unrealized gain (loss) at period end.

For further information regarding security characteristics, see the Schedules of Investments.

4. INVESTMENTS IN DERIVATIVES

The following tables set forth, by certain risk types, the gross value of derivative contracts (not considered to be hedging instruments for accounting disclosure purposes) as of October 31, 2021. These instruments were used as part of the Funds’ investment strategies and to obtain and/or manage exposure related to the risks below. The values in the tables below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Funds’ net exposure.

Multi-Manager Global Equity

Risk	Statement of Assets and Liabilities	Assets		Statement of Assets and Liabilities	Liabilities
Currency	Receivable for unrealized gain on forward foreign currency exchange contracts	$1,312,586		Payable for unrealized loss on forward foreign currency exchange contracts	$(704,048)
Equity	Variation margin on futures contracts	1,115,921	(a)	—	—
Total		$2,428,507			$(704,048)

(a)	Includes unrealized gain (loss) on futures contracts and centrally cleared swaps described in the Additional Investment Information sections of the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

GOLDMAN SACHS STRATEGIC MULTI-ASSET CLASS FUNDS

Notes to Financial Statements (continued)

October 31, 2021

4. INVESTMENTS IN DERIVATIVES (continued)

Multi-Manager Non-Core Fixed Income

Risk	Statement of Assets and Liabilities	Assets		Statement of Assets and Liabilities	Liabilities
Interest rate	Variation margin on futures contracts	$232,716	(a)	—	$—
Credit	Variation margin on swap contracts	96,647	(a)	Variation margin on swap contracts	(89,540)	(a)
Currency	Receivable for unrealized gain on forward foreigncurrency exchange contracts	812,219		Payable for unrealized loss on forward foreign currency exchange contracts	(2,339,010)
Total		$1,141,582			$(2,428,550)

Multi-Manager Real Assets Strategy

Risk	Statement of Assets and Liabilities	Assets		Statement of Assets and Liabilities	Liabilities
Equity	Variation margin on futures contracts	$369,971	(a)	—	$—

(a)	Includes unrealized gain (loss) on futures contracts and centrally cleared swaps described in the Additional Investment Information sections of the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

The following tables set forth, by certain risk types, the Funds’ gains (losses) related to these derivatives and their indicative volumes for the fiscal year ended October 31, 2021. These gains (losses) should be considered in the context that these derivative contracts may have been executed to create investment opportunities and/or economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statements of Operations:

Multi-Manager Global Equity
Risk	Statement of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)
Currency	Net realized gain (loss) from forward foreign currency exchange contracts/Net unrealized gain(loss) on forward foreign currency exchange contracts	$(522,952)	$1,224,531
Equity	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	12,684,691	2,136,882
Total		$12,161,739	$3,361,413

Multi-Manager Non-Core Fixed Income
Risk	Statement of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)
Interest rate	Net realized gain (loss) from futures contracts / Net change in unrealized gain (loss) on futures contracts contracts	$(290,318)	$227,098
Credit	Net realized gain (loss) from swap contracts/ Net change in unrealized gain (loss) on swap contracts	146,922	15,218
Currency	Net realized gain (loss) from purchased options and forward foreign currency exchange contracts/ Net change in unrealized gain (loss) on purchased options and forward foreign currency exchange contracts	(1,122,973)	(7,531)
Total		$(1,266,369)	$234,785

GOLDMAN SACHS STRATEGIC MULTI-ASSET CLASS FUNDS

4. INVESTMENTS IN DERIVATIVES (continued)

Multi-Manager Real Assets Strategy
Risk	Statement of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)
Currency	Net realized gain (loss) from forward foreign currency exchange contracts	$17,453	$—
Equity	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	2,066,794	369,971
Total		$2,084,247	$369,971

For the fiscal year ended October 31, 2021, the relevant values for each derivative type was as follows:

	Average Number of Contracts, Notional Amounts, or Shares/Units(a)
Fund	Futures contracts	Forward contracts	Swap Agreements	Purchased Options	Written Options
Multi-Manager Global Equity	$244	$281,915,721	$—	—	—
Multi Manager Non-Core Fixed Income	60	182,203,952	37,418,222	7,171,667	1,800,000
Multi-Manager Real Asset Strategy	340	573,774	—	—	—

(a)	Amounts(s) disclosed represent average number of contracts for futures contracts, notional amounts for forward contracts, swap agreements, purchased options and written options, based on absolute values, which is indicative of volume for this derivative type, for the months that the Fund held such derivatives for the fiscal year ended October 31, 2021.

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Funds, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.

For the fiscal year ended October 31, 2021, contractual and effective net management fees with GSAM were at the following rates:

Fund	First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Rate	Effective Net Management Rate*^
Multi-Manager Global Equity	1.03%	0.93%	0.89%	0.87%	0.84%	1.03%	0.39%
Multi-Manager Non-Core Fixed Income	0.85	0.85	0.77	0.73	0.71	0.85	0.42
Multi-Manager Real Asset Strategy	1.00	0.90	0.86	0.84	0.82	1.00	0.54

*	GSAM has agreed to waive a portion of its management fee for each Fund in order to achieve an effective net management fee rate that is equal to the actual cost of fees paid to the Fund’s Underlying Managers. These arrangements will remain in effect through at least February 28, 2022, and prior to such date GSAM may not terminate the arrangements without the approval of the Board of Trustees.
^	Effective Net Management Rate includes the impact of management fee waivers of affiliated underlying funds, if any.

The Funds invest in Institutional Shares and/or Class R6 Shares of the Goldman Sachs Financial Square Government Fund, which is an affiliated Underlying Fund. GSAM has agreed to waive a portion of its management fee payable by the Funds in an amount equal to the management fee it earns as an investment adviser to the affiliated Underlying Fund in which the Funds invest.

GOLDMAN SACHS STRATEGIC MULTI-ASSET CLASS FUNDS

Notes to Financial Statements (continued)

October 31, 2021

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

For the fiscal year ended October 31, 2021, GSAM waived $50,801, $137,630 and $24,159 of the Multi-Manager Global Equity, Multi-Manager Non-Core Fixed Income and Multi-Manager Real Assets Strategy Funds’ management fees, respectively.

B.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Funds for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates of 0.02% of the average daily net assets of Class R6 Shares.

C.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to reduce or limit each Fund’s “Total Annual Operating Expenses” (excluding acquired fund fees and expenses, taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such Total Annual Operating Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Total Annual Operating Expense limitations as an annual percentage rate of average daily net assets for the Multi-Manager Global Equity Fund, Multi-Manager Non-Core Fixed Income Fund and Multi-Manager Real Assets Strategy Fund are 0.75%, 0.70%, and 0.90% respectively. In addition, GSAM has agreed to reduce or limit certain “Other Expenses” of the Multi-Manager Global Equity Fund (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees, taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to 0.10% of its average daily net assets. The Total Annual Operating Expenses and Other Expense limitations will remain in place through at least February 28, 2022, and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees. In addition, the Funds have entered into certain offset arrangements with the transfer agent, which may result in a reduction of the Funds’ expenses and are received irrespective of the application of the “Other Expense” limitations described above.

For the fiscal year ended October 31, 2021, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

Fund	Management Fee Waiver	Other Expense Reimbursements	Total Annual Operating Expense Reductions
Multi-Manager Global Equity	$3,554,747	$853,149	$4,407,896
Multi-Manager Non-Core Fixed Income	4,745,565	—	4,745,565
Multi-Manager Real Assets Strategy	2,794,865	—	2,794,865

D.  Line of Credit Facility — As of October 31, 2021, the Funds participated in a $1,000,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAM or its affiliates. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the fiscal year ended October 31, 2021, the Funds did not have any borrowings under the facility. Prior to April 26, 2021, the facility was $700,000,000.

E.  Other Transactions with Affiliates — For the fiscal year ended October 31, 2021 , Goldman Sachs earned $388, $940 and $5,206, in brokerage commissions from portfolio transactions, including futures transactions executed with Goldman Sachs as the Futures Commission Merchant, on behalf of the Multi-Manager Global Equity Fund, Multi-Manager Non-Core Fixed Income Fund and Multi-Manager Real Assets Strategy Fund respectively.

GOLDMAN SACHS STRATEGIC MULTI-ASSET CLASS FUNDS

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

The following table provides information about the Funds’ investments in the Goldman Sachs Financial Square Government Fund as of and for the fiscal year ended October 31, 2021:

Fund	Market Value as of October 31, 2020	Purchases at Cost	Proceeds from Sales	Market Value as of October 31, 2021	Shares as of October 31, 2021	Dividend Income from Affiliated Investment Companies

Multi-Manager Global Equity
Goldman Sachs Financial Square Government Fund — Institutional Shares	$7,928,047	$189,143,528	$(184,072,534)	$12,999,041	12,999,041	$2,527
Goldman Sachs Financial Square Government Fund — Class R6 Shares	31,021,110	107,216,223	(117,076,735)	21,160,598	21,160,598	5,883

Multi-Manager Non-Core Fixed Income
Goldman Sachs Financial Square Government Fund — Institutional Shares	70,980,616	989,582,494	(929,507,633)	131,055,477	131,055,477	23,141

Multi-Manager Real Asset Strategy
Goldman Sachs Financial Square Government Fund — Institutional Shares	12,797,235	289,357,454	(289,988,402)	12,166,287	12,166,287	4,028

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended October 31, 2021, were as follows:

Fund	Purchases of Government Securities	Purchases Excluding Government Securities	Sales of Government Securities	Sales Excluding Government Securities
Multi-Manager Global Equity	$—	$417,287,827	$—	$579,353,523
Multi-Manager Non-Core Fixed Income	27,934,564	1,405,403,486	26,443,638	953,669,265
Multi-Manager Real Asset Strategy	—	670,009,837	—	558,877,218

GOLDMAN SACHS STRATEGIC MULTI-ASSET CLASS FUNDS

Notes to Financial Statements (continued)

October 31, 2021

7. TAX INFORMATION

The tax character of distributions paid during the fiscal year ended October 31, 2021 was as follows:

	Multi-Manager Global Equity	Multi-Manager Non-Core Fixed Income	Multi-Manager Real Assets Strategy
Distribution paid from:
Ordinary income	$4,360,815	$49,948,317	$7,892,296
Net long-term capital gains	6,837,290	—	—
Total taxable distributions	$11,198,105	$49,948,317	$7,892,296
Tax return of capital	$—	$3,326,163	$—

The tax character of distributions paid during the fiscal year ended October 31, 2020 was as follows:

	Multi-Manager Global Equity	Multi-Manager Non-Core Fixed Income	Multi-Manager Real Assets Strategy
Distribution paid from:
Ordinary income	$14,211,600	$38,347,018	$19,138,587
Net long-term capital gains	12,191,518	—	3,114,336
Total taxable distributions	26,403,118	$38,347,018	22,252,923
Tax return of capital	$—	$6,283,078	$—

As of October 31, 2021, the components of accumulated earnings (losses) on a tax basis were as follows:

	Multi-Manager Global Equity Fund	Multi-Manager Non-Core Fixed Income	Multi-Manager Real Assets Strategy
Undistributed ordinary income — net	$63,958,232	$—	$20,785,041
Undistributed long-term capital gains	62,659,796	—	12,848,652
Total undistributed earnings	$126,618,028	$—	$33,633,693
Capital loss carryforwards:(1)
Perpetual short-term	$—	$(2,026,460)	$—
Perpetual long-term	—	(14,338,065)	—
Total capital loss carryforwards:	$—	$(16,364,525)	$—
Timing differences (Straddle Loss Deferral/Dividend Payable)	(14,548)	(1,526,380)	—
Unrealized gains (losses) — net	114,089,380	(8,192,190)	106,534,307
Total accumulated earnings (losses) net	$240,692,860	$(26,083,095)	$140,168,000

(1)	Multi Manager Non-Core Fixed Income Fund and Multi-Manager Real Assets Strategy Funds utilized $78,258 and $26,832,740 of capital losses.

GOLDMAN SACHS STRATEGIC MULTI-ASSET CLASS FUNDS

7. TAX INFORMATION (continued)

As of October 31, 2021, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Multi-Manager Global Equity Fund	Multi-Manager Non-Core Fixed Income	Multi-Manager Real Assets Strategy
Tax Cost	$417,788,421	$1,474,061,542	$616,726,230
Gross unrealized gain	121,967,869	31,196,279	114,520,512
Gross unrealized loss	(7,878,489)	(39,388,469)	(7,986,205)
Net unrealized gains (losses) on securities	$114,089,380	$(8,192,190)	$106,534,307

The difference between GAAP-basis and tax basis unrealized gains (losses) is attributable primarily to wash sales, net mark to market gains (losses) on regulated futures, net mark to market gains (losses) on foreign currency contracts, and differences in the tax treatment of swap transactions, material modification of debt securities, market discount accretion and premium amortization, partnership investments, and passive foreign investment company investments.

In order to present certain components of the Funds’ capital accounts on a tax-basis, certain reclassifications have been recorded to the Funds’ accounts. These reclassifications have no impact on the net asset value of the Funds’ and result primarily from partnership investments.

GSAM has reviewed the Funds’ tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

8. OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Derivatives Risk—The Funds’ use of derivatives may result in loss. Derivative instruments, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other instruments, may be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the Funds. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments. Losses from derivatives can also result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged.

Dividend-Paying Investments Risk — A Fund’s investments in dividend-paying securities could cause a Fund to underperform other funds. Securities that pay dividends, as a group, can fall out of favor with the market, causing such securities to underperform securities that do not pay dividends. Depending upon market conditions and political and legislative responses to such conditions, dividend-paying securities that meet a Fund’s investment criteria may not be widely available and/or may be highly concentrated in only a few market sectors. In addition, issuers that have paid regular dividends or distributions to shareholders may not continue to do so at the same level or at all in the future. This may limit the ability of a Fund to produce current income.

Floating and Variable Rate Obligations Risk — Floating rate and variable rate obligations are debt instruments issued by companies or other entities with interest rates that reset periodically (typically, daily, monthly, quarterly, or semiannually) in response to changes in the market rate of interest on which the interest rate is based. For floating and variable rate obligations, there may be a lag between an actual change in the underlying interest rate benchmark and the reset time for an interest payment of such an obligation, which could harm or benefit the Fund, depending on the interest rate environment or other circumstances. In a rising interest rate environment, for example, a floating or variable rate obligation that does not reset immediately would prevent the Fund from taking full advantage of rising interest rates in a timely manner. However, in a declining interest rate environment, the Fund may benefit from a lag due to an obligation’s interest rate payment not being immediately impacted by a decline in interest rates.

GOLDMAN SACHS STRATEGIC MULTI-ASSET CLASS FUNDS

Notes to Financial Statements (continued)

October 31, 2021

8. OTHER RISKS (continued)

On March 5, 2021, the United Kingdom’s Financial Conduct Authority (“FCA”) and ICE Benchmark Authority formally announced that certain LIBOR benchmarks will cease publication after December 31, 2021 while others will cease publication after June 30, 2023. The unavailability or replacement of LIBOR may affect the value, liquidity or return on certain Fund investments and may result in costs incurred in connection with closing out positions and entering into new trades. Any pricing adjustments to a Fund’s investments resulting from a substitute reference rate may also adversely affect a Fund’s performance and/or NAV.

Foreign and Emerging Countries Risk — Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. Foreign securities may be subject to risk of loss because of more or less foreign government regulation; less public information; less stringent investor protections; less stringent accounting, corporate governance, financial reporting and disclosure standards; and less economic, political and social stability in the countries in which a Portfolio or an Underlying Fund invests. The imposition of exchange controls (including repatriation restrictions), confiscations of assets and property, trade restrictions (including tariffs) and other government restrictions by the U.S. or other governments, or from problems in share registration, settlement or custody, may also result in losses. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which a Portfolio or an Underlying Fund has exposure to foreign currencies) to decline in value. To the extent that a Fund also invests in securities of issuers located in, or economically tied to, emerging markets, these risks may be more pronounced.

Foreign Custody Risk — A Fund invests in foreign securities, and as such the Fund may hold such securities and cash with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). Some foreign custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over, or independent evaluation of, their operations. Further, the laws of certain countries may place limitations on a Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy. Investments in emerging markets may be subject to even greater custody risks than investments in more developed markets. Custody services in emerging market countries are very often undeveloped and may be considerably less well regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

Industry Concentration Risk — Concentrating Fund investments in a limited number of issuers conducting business in the same industry or group of industries will subject a Fund to a greater risk of loss as a result of adverse economic, business, political, environmental or other developments than if its investments were diversified across different industries.

Interest Rate Risk — When interest rates increase, fixed income securities or instruments held by a Fund will generally decline in value. Long-term fixed income securities or instruments will normally have more price volatility because of this risk than short-term fixed income securities or instruments. The risks associated with changing interest rates may have unpredictable effects on the markets and a Fund’s investments. Fluctuations in interest rates may also affect the liquidity of fixed income securities and instruments held by the Funds.

Investments in Other Investment Companies Risk — As a shareholder of another investment company, including an ETF, a Fund will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund. ETFs are subject to risks that do not apply to conventional mutual funds, including, but not limited, to the following: (i) the market price of the ETF’s shares may trade at a premium or a discount to their NAV; and (ii) an active trading market for an ETF’s shares may not develop or be maintained.

Large Shareholder Transactions Risk — A Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include a Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of a Fund. Such large shareholder redemptions, which may occur rapidly or unexpectedly, may cause a Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact a Fund’s NAV and liquidity. These transactions may also accelerate the

GOLDMAN SACHS STRATEGIC MULTI-ASSET CLASS FUNDS

8. OTHER RISKS (continued)

realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that the Fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would.

Liquidity Risk — A Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period or without significant dilution to remaining investors’ interests because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions. If a Fund is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect the Fund’s NAV and dilute remaining investors’ interests. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities or the lack of an active market. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, potentially causing increased supply in the market due to selling activity. These risks may be more pronounced in connection with the Funds’ investments in securities of issuers located in emerging market countries. Redemptions by large shareholders may have a negative impact on a Fund’s liquidity.

Loan-Related Investments Risk — In addition to risks generally associated with debt investments (e.g., interest rate risk and default risk), loan-related investments such as loan participations and assignments are subject to other risks. Although a loan obligation may be fully collateralized at the time of acquisition, the collateral may decline in value, be or become illiquid or less liquid, or lose all or substantially all of its value subsequent to investment. Many loan investments are subject to legal or contractual restrictions on resale and certain loan investments may be or become illiquid or less liquid and more difficult to value, particularly in the event of a downgrade of the loan or the borrower. There is less readily available, reliable information about most loan investments than is the case for many other types of securities. Substantial increases in interest rates may cause an increase in loan obligation defaults. With respect to loan participations, a Fund may not always have direct recourse against a borrower if the borrower fails to pay scheduled principal and/or interest; may be subject to greater delays, expenses and risks than if a Fund had purchased a direct obligation of the borrower; and may be regarded as the creditor of the agent lender (rather than the borrower), subjecting a Fund to the creditworthiness of that lender as well. Investors in loans, such as a Fund, may not be entitled to rely on the anti-fraud protections of the federal securities laws, although they may be entitled to certain contractual remedies. The market for loan obligations may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. Because transactions in many loans are subject to extended trade settlement periods, a Fund may not receive the proceeds from the sale of a loan for a period after the sale. As a result, sale proceeds related to the sale of loans may not be available to make additional investments or to meet a Fund’s redemption obligations for a period after the sale of the loans, and, as a result, the Fund may have to sell other investments or engage in borrowing transactions, such as borrowing from its credit facility, if necessary to raise cash to meet its obligations.

Senior Loans hold the most senior position in the capital structure of a business entity, and are typically secured with specific collateral, but are nevertheless usually rated below investment grade. Because Second Lien Loans are subordinated or unsecured and thus lower in priority of payment to Senior Loans, they are subject to the additional risk that the cash flow of the borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior secured obligations of the borrower. Second Lien Loans generally have greater price volatility than Senior Loans and may be less liquid.

Market and Credit Risks — In the normal course of business, a Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). The value of the securities in which a Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets. Events such as war, acts of terrorism, social unrest, natural disasters, the spread of infectious illness or other public health threats could also

GOLDMAN SACHS STRATEGIC MULTI-ASSET CLASS FUNDS

Notes to Financial Statements (continued)

October 31, 2021

8. OTHER RISKS (continued)

significantly impact a Fund and its investments. Additionally, the Funds may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Funds has unsettled or open transactions defaults

Multi-Manager Approach Risk — The Funds’ performance depends on the ability of the Investment Adviser in selecting, overseeing, and allocating Fund assets to the Underlying Managers. The Underlying Managers’ investment styles may not always be complementary. The Funds’ multi-manager approach may result in the Fund investing a significant percentage of its assets in certain types of investments, which could be beneficial or detrimental to the Funds’ performance depending on the performance of those investments and the overall market environment. The Funds’ Underlying Managers may underperform the market generally or underperform other investment managers that could have been selected for the Funds. Because the Funds’ Underlying Managers may trade with counterparties, prime brokers, clearing brokers or futures commission merchants on terms that are different than those on which the Investment Adviser would trade, and because each Underlying Manager applies its own risk analysis in evaluating potential counterparties for the Funds, the Funds may be subject to greater counterparty risk than if they were managed directly by the Investment Adviser.

9. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

10. OTHER MATTERS

In March 2020, the FASB issued Accounting Standard Update (“ASU”) No. 2020-04, “Reference Rate Reform (Topic 848): Facilitation of the Effects of Reference Rate Reform on Financial Reporting.” This ASU provides optional exceptions for applying GAAP to contract modifications, hedging relationships and other transactions affected reference rate reform if certain criteria are met. ASU 2020-04 is elective and is effective on March 12, 2020 through December 31, 2022. As of the financial reporting period, GSAM is currently evaluating the impact, if any, of applying ASU 2020-04.

Pursuant to an effort to consolidate the membership of the Board of Trustees of the Trust (the “Board”) with the Board of Trustees of each of Goldman Sachs ETF Trust, Goldman Sachs MLP and Energy Renaissance Fund and Goldman Sachs Real Estate Diversified Income Fund, at a meeting held on August 10-11, 2021, the Board voted to nominate Steven D. Krichmar, Linda A. Lang, Michael Latham and Lawrence W. Stranghoener (the “Nominees”) for election as Trustees of the Trust at a virtual special joint meeting of shareholders held on December 3, 2021. Each of the Nominees (except Mr. Krichmar) currently serves as a Trustee of Goldman Sachs ETF Trust, Goldman Sachs MLP and Energy Renaissance Fund and Goldman Sachs Real Estate Diversified Income Fund. Mr. Krichmar currently serves as a Trustee of the Trust. If elected, the Nominees will serve as Trustees alongside the current Trustees of the Trust. The Funds will bear a portion of the proxy solicitation, shareholder meeting and other related costs and GSAM has agreed to reimburse each Fund if such expenses increase the Fund’s total expense ratio by more than a specified percentage. This annual report is not a proxy statement. Information regarding the election of the Nominees is contained in the proxy materials filed with the SEC. The proxy statement has been mailed to shareholders of record, and shareholders can also access the proxy statement, and any other relevant documents, on the SEC’s website.

GOLDMAN SACHS STRATEGIC MULTI-ASSET CLASS FUNDS

11. SUBSEQUENT EVENTS

Subsequent events after the Statements of Assets and Liabilities date have been evaluated, and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

12. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Multi-Manager Global Equity Fund
	For the Fiscal Year Ended October 31, 2021		For the Fiscal Year Ended October 31, 2020

	Shares	Dollars	Shares	Dollars

Class R6 Shares
Shares sold	1,915,368	$27,650,000	7,760,795	$77,760,000
Reinvestment of distributions	926,961	11,198,105	2,381,106	26,403,118
Shares redeemed	(17,114,617)	(226,639,947)	(2,724,576)	(29,865,000)

NET INCREASE (DECREASE)	(14,272,288)	$(187,791,842)	7,417,325	$74,298,118

	Multi-Manager Non-Core Fixed Income Fund
	For the Fiscal Year Ended October 31, 2021		For the Fiscal Year Ended October 31, 2020

	Shares	Dollars	Shares	Dollars

Class R6 Shares
Shares sold	73,449,726	$664,383,000	20,983,239	$186,180,000
Reinvestment of distributions	5,845,623	53,171,912	5,146,539	44,630,096
Shares redeemed	(27,333,492)	(248,296,288)	(8,667,847)	(75,344,998)

NET INCREASE	51,961,857	$469,258,624	17,461,931	$155,465,098

	Multi-Manager Real Assets Strategy Fund
	For the Fiscal Year Ended October 31, 2021		For the Fiscal Year Ended October 31, 2020

	Shares	Dollars	Shares	Dollars

Class R6 Shares
Shares sold	21,161,423	$229,310,000	9,272,253	$85,869,000
Reinvestment of distributions	807,809	7,892,296	2,150,776	22,252,923
Shares redeemed	(11,109,422)	(121,265,768)	(1,653,689)	(15,900,000)

NET INCREASE	10,859,810	$115,936,528	9,769,340	$92,221,923

Report of Independent Registered Public

Accounting Firm

To the Board of Trustees of Goldman Sachs Trust II and Shareholders of Goldman Sachs Multi-Manager Global Equity Fund, Goldman Sachs Multi-Manager Non-Core Fixed Income Fund, and Goldman Sachs Multi-Manager Real Assets Strategy Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Goldman Sachs Multi-Manager Global Equity Fund, Goldman Sachs Multi-Manager Non-Core Fixed Income Fund, and Goldman Sachs Multi-Manager Real Assets Strategy Fund (three of the funds constituting Goldman Sachs Trust II, hereafter collectively referred to as the “Funds”) as of October 31, 2021, the related statements of operations for the year ended October 31, 2021, the statements of changes in net assets for each of the two years in the period ended October 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2021, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended October 31, 2021 and each of the financial highlights for each of the five years in the period ended October 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

December 23, 2021

We have served as the auditor of one or more investment companies in the Goldman Sachs fund complex since 2000.

GOLDMAN SACHS STRATEGIC MULTI-ASSET CLASS FUNDS

Fund Expenses— Six Months Period Ended October 31, 2021

As a shareholder of Class R6 Shares of the Funds, you incur two types of costs: (1) transaction costs, including sales charges on purchase payments, and (2) ongoing costs, including management fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2021 through October 31, 2021, which represents a period of 184 days in a 365-day year.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Multi-Manager Global Equity Fund				Multi-Manager Non-Core Fixed Income Fund				Multi-Manager Real Assets Strategy Fund
Share Class	Beginning Account Value 5/1/21	Ending Account Value 10/31/21		Expenses Paid for the 6 months ended 10/31/21*	Beginning Account Value 5/1/21	Ending Account Value 10/31/21		Expenses Paid for the 6 months ended 10/31/21*	Beginning Account Value 5/1/21	Ending Account Value 10/31/21		Expenses Paid for the 6 months ended 10/31/21*
Class R6
Actual	$1,000.00	$1,085.20		$2.68	$1,000.00	$999.60		$2.67	$1,000.00	$1,081.90		$3.67
Hypothetical 5% return	1,000.00	1,022.63	+	2.60	1,000.00	1,022.53	+	2.70	1,000.00	1,021.68	+	3.57

Fund	Class R6
Multi-Manager Global Equity	0.51%
Multi-Manager Non-Core Fixed Income	0.55
Multi-Manager Real Assets Strategy	0.69

*	Expenses are calculated using the Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended October 31, 2021. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

GOLDMAN SACHS STRATEGIC MULTI-ASSET CLASS FUNDS

Statement Regarding Basis for Approval of Management Agreement and Sub-Advisory Agreements (Unaudited)

Background

The Goldman Sachs Multi-Manager Global Equity Fund, Goldman Sachs Multi-Manager Non-Core Fixed Income Fund, and Goldman Sachs Multi-Manager Real Assets Strategy Fund (the “Funds”) are investment portfolios of Goldman Sachs Trust II (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Funds at regularly scheduled meetings held throughout the year. Each Fund employs a “manager of managers” structure, whereby Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) is responsible for selecting sub-advisers (subject to Board approval), allocating the Fund’s assets among them, and overseeing their day-to-day management of Fund assets. The Board determines annually whether to approve the continuance of the Trust’s investment management agreement (the “Management Agreement”) with the Investment Adviser on behalf of the Funds.

The Management Agreement was most recently approved for continuation until August 31, 2022 by the Board, including those Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on August 10-11, 2021 (the “Annual Meeting”). At the Annual Meeting, the Board also considered the sub-advisory agreements (each a “Designated Sub-Advisory Agreement” and, together with the Management Agreement, the “Agreements”) between the Investment Adviser and (i) each of Axiom Investors LLC, Boston Partners Global Investors, Inc., Causeway Capital Management LLC, DWS Investment Management Americas, Inc., GW&K Investment Management, LLC, Massachusetts Financial Services Company (d/b/a MFS Investment Management), Principal Global Investors, LLC, QMA LLC, Vaughan Nelson Investment Management, L.P., Vulcan Value Partners, LLC, WCM Investment Management, and Wellington Management Company LLP (on behalf of Goldman Sachs Multi-Manager Global Equity Fund); (ii) each of Ares Capital Management II LLC, BlueBay Asset Management LLP, Brigade Capital Management, LP, Marathon Asset Management, L.P., Nuveen Asset Management, LLC, River Canyon Fund Management LLC, and TCW Investment Management Company LLC (on behalf of Goldman Sachs Multi-Manager Non-Core Fixed Income Fund); and (iii) each of Cohen & Steers, PGIM Real Estate, a business unit of PGIM, Inc., Presima Inc., and RREEF America L.L.C. (on behalf of Goldman Sachs Multi-Manager Real Assets Strategy Fund) (each, a “Designated Sub-Adviser” and collectively, the “Designated Sub-Advisers”).

The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meeting. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held four meetings over the course of the year since the Management Agreement was last approved. At those Committee meetings, regularly scheduled Board or other committee meetings, and/or the Annual Meeting, matters relevant to the renewal of the Management Agreement and the Designated Sub-Advisory Agreements were considered by the Board, or the Independent Trustees, as applicable. With respect to each Fund, such matters included:

(a)	the nature and quality of the advisory, administrative, and other services provided to the Fund by the Investment Adviser and its affiliates, and the Designated Sub-Advisers, including, as applicable, information about:
(i)	the structure, staff, and capabilities of the Investment Adviser and the Designated Sub-Advisers and the Designated Sub-Advisers’ portfolio management teams;
(ii)	the groups within the Investment Adviser and its affiliates that support the portfolio management teams or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services, and operations); controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, compliance testing, market risk analysis, finance, and central funding); sales and distribution support groups, and others (e.g., information technology and training);
(iii)	trends in employee headcount;
(iv)	the Investment Adviser’s financial resources and ability to hire and retain talented personnel and strengthen its operations; and
(v)	the parent company’s support of the Investment Adviser and its mutual fund business, as expressed by the firm’s senior management;
(b)	information on the investment performance of the Fund, including comparisons to the performance of similar mutual funds, as provided by a third-party mutual fund data provider engaged as part of the contract review process (the “Outside Data Provider”), benchmark performance indices, and, with respect to the Goldman Sachs Multi-Manager Global Equity Fund, commingled investment vehicles with comparable investment strategies managed by the Investment Adviser, as well as general investment outlooks in the markets in which the Fund invests;
(c)	information provided by the Investment Adviser indicating the Investment Adviser’s views on whether the Fund’s peer group and/or benchmark index had high, medium, or low relevance given the Fund’s particular investment strategy;

GOLDMAN SACHS STRATEGIC MULTI-ASSET CLASS FUNDS

Statement Regarding Basis for Approval of Management Agreement and Sub-Advisory Agreements (Unaudited) (continued)

(d)	the terms of the Agreements and other agreements with affiliated service providers entered into by the Trust on behalf of the Fund;
(e)	fee and expense information for the Fund, including:
(i)	the relative management fee and expense levels of the Fund as compared to those of comparable funds managed by other advisers, as provided by the Outside Data Provider;
(ii)	the Fund’s expense trends over time; and
(iii)	with respect to the Goldman Sachs Multi-Manager Global Equity Fund, comparative information on the advisory fees charged and services provided by the Investment Adviser to certain collective investment vehicles that it manages with comparable investment strategies;
(f)	with respect to the extensive investment performance and expense comparison data provided by the Outside Data Provider, its processes in producing that data for the Fund;
(g)	the undertakings of the Investment Adviser and its affiliates to implement fee waivers and/or expense limitations;
(h)	information relating to the profitability of the Management Agreement and the transfer agency arrangements of the Fund to the Investment Adviser and its affiliates;
(i)	whether the Fund’s existing management fee schedule adequately addressed any economies of scale;
(j)	a summary of the “fall-out” benefits derived by the Investment Adviser and its affiliates from their relationships with the Fund, including the fees received by the Investment Adviser’s affiliates from the Fund for transfer agency, portfolio trading, and other services;
(k)	a summary of potential benefits derived by the Fund as a result of its relationship with the Investment Adviser;
(l)	with respect to the Investment Adviser, portfolio manager ownership of Fund shares; the manner in which portfolio manager compensation is determined; information on the Designated Sub-Advisers’ compensation arrangements; and the number and types of accounts managed by the portfolio managers;
(m)	the nature and quality of the services provided to the Fund by its unaffiliated service providers (as well as the Designated Sub-Advisers), and the Investment Adviser’s general oversight and evaluation (including reports on due diligence) of those service providers as part of the services provided under the Management Agreement; and
(n)	the Investment Adviser’s and Designated Sub-Advisers’ processes and policies addressing various types of potential conflicts of interest; their approaches to risk management; the annual review of the effectiveness of the Fund’s compliance program; and periodic compliance reports.

The Trustees also received an overview of the Funds’ distribution arrangements. They received information regarding the Funds’ assets and share purchase and redemption activity.

The presentations made at the Board and Committee meetings and at the Annual Meeting encompassed the Funds and other mutual funds for which the Board of Trustees has responsibility. In evaluating the Agreements at the Annual Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Funds and the respective services of the Investment Adviser and its affiliates, and the Designated Sub-Advisers. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and the Investment Adviser addressed the questions and concerns of the Trustees, including concerns regarding the investment performance of certain of the funds they oversee. In addition, the Trustees periodically received written materials and oral presentations from the Funds’ various sub-advisers, including the Designated Sub-Advisers. The Independent Trustees were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of mutual fund investment management agreements under applicable law. In addition, the Investment Adviser and its affiliates provided the Independent Trustees with a written response to a formal request for information sent on behalf of the Independent Trustees by their independent legal counsel. The Trustees reviewed a written response prepared by each Designated Sub-Adviser to a similar request for information submitted to the Designated Sub-Adviser by the Investment Adviser. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present.

Nature, Extent, and Quality of the Services Provided Under the Management Agreement

As part of their review, the Trustees considered the nature, extent, and quality of the services provided to the Funds by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services and non-advisory services that are provided by the Investment Adviser and its affiliates. The Trustees noted the transition in the leadership and changes in personnel of various of the Investment Adviser’s portfolio management teams that had occurred in recent periods, and the ongoing recruitment efforts aimed at bringing high quality investment talent to the Investment Adviser. They also noted the Investment

GOLDMAN SACHS STRATEGIC MULTI-ASSET CLASS FUNDS

Statement Regarding Basis for Approval of Management Agreement and Sub-Advisory Agreements (Unaudited) (continued)

Adviser’s commitment to maintaining high quality systems and expending substantial resources to respond to ongoing changes to the market, regulatory and control environment in which the Funds and their service providers operate, including changes associated with the COVID-19 pandemic, as well as the efforts of the Investment Adviser and its affiliates to combat cyber security risks. The Trustees also considered information regarding the Investment Adviser’s and the Funds’ various sub-advisers’ business continuity planning and remote operations capabilities. The Trustees concluded that the Investment Adviser continued to commit substantial financial and operational resources to the Funds and expressed confidence that the Investment Adviser would continue to do so in the future. The Trustees also recognized that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Funds and the Investment Adviser and its affiliates. In addition, the Trustees reviewed the Sub-Adviser oversight process that the Investment Adviser had employed, which included areas such as investment analytics, risk management and compliance.

Investment Performance

The Trustees also considered the investment performance of the Funds. In this regard, they compared the investment performance of each Fund to its peers using rankings and ratings compiled by the Outside Data Provider, and updated performance information prepared by the Investment Adviser using the peer groups identified by the Outside Data Provider. The Trustees also reviewed each Fund’s investment performance relative to its performance benchmark. As part of this review, they considered the investment performance trends of the Funds over time, and reviewed the investment performance of each Fund in light of its investment objective and policies and market conditions. The Trustees considered the Investment Adviser’s representations that each Fund had significant differences from its Outside Data Provider peer group that caused them to be imperfect bases for comparison. The Trustees also compared the investment performance of the Goldman Sachs Multi-Manager Global Equity Fund to the performance of comparable unregistered funds for which the Investment Adviser also serves as investment adviser. They considered that the unregistered funds provide an imperfect performance comparison because they are not subject to the requirements of the Investment Company Act of 1940, as amended.

In addition, the Trustees considered materials prepared and presentations made by the Investment Adviser’s senior management and the Sub-Advisers’ portfolio management personnel in which Fund performance was assessed. The Trustees also considered the Investment Adviser’s periodic reports with respect to the Funds’ risk profiles, and how the Investment Adviser’s approach to risk monitoring and management influences portfolio management.

The Trustees noted that the Goldman Sachs Multi-Manager Global Equity Fund had placed in the top half of its performance peer group for the one- and three-year periods, and had outperformed its benchmark index for the one-year period and underperformed for the three-year period ended March 31, 2021. They observed that Goldman Sachs Multi-Manager Non-Core Fixed Income Fund had placed in the top half of its performance peer group for the one- and three-year periods and had outperformed its composite benchmark index for the one- and three-year periods ended March 31, 2021. The Trustees considered that the Goldman Sachs Real Assets Strategy Fund had placed in the top half of its performance peer group for the one- and three-year periods, and had underperformed its composite benchmark index for the one-year period and outperformed for the three-year period ended March 31, 2021.

Costs of Services Provided and Competitive Information

The Trustees considered the contractual terms of the Management Agreement and the fee rates payable by each Fund thereunder. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Funds, which included both advisory and administrative services that were directed to the needs and operations of the Funds as registered mutual funds.

In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Funds, as well as additional information provided by the Investment Adviser throughout the year. The analyses provided a comparison of each Fund’s management fee and breakpoints to those of a relevant peer group and category universe; an expense analysis which compared each Fund’s overall net and gross expenses to a peer group and a category universe; and data comparing each Fund’s net expenses to the peer and category medians. The analysis also compared each Fund’s other expenses and fee waivers/reimbursements to those of the peer group and category medians. With respect to the Goldman Sachs Multi-Manager Global Equity Fund, the Trustees also considered comparative fee information for services provided by the Investment Adviser to collective investment vehicles having investment objectives and policies similar to those of the Fund. The Trustees considered that services provided to the Funds differed in various significant respects from the services provided to these collective investment vehicles, which generally operated under less stringent regulatory and financial reporting requirements and required fewer services

GOLDMAN SACHS STRATEGIC MULTI-ASSET CLASS FUNDS

Statement Regarding Basis for Approval of Management Agreement and Sub-Advisory Agreements (Unaudited) (continued)

from the Investment Adviser. The Trustees concluded that the comparisons provided by the Outside Data Provider and the Investment Adviser were useful in evaluating the reasonableness of the management fees and total expenses paid by the Funds.

The Trustees considered the Investment Adviser’s undertaking to waive a portion of the management fee payable by each Fund. In this regard the Trustees noted that the shareholders that are invested in the Funds consist of institutional clients that have entered into a separate management agreement with the Investment Adviser and pay a single management fee for the Investment Adviser’s management of their accounts, and that the Investment Adviser waives a portion of the management fee with respect to each Fund in order to achieve an effective net management fee rate that is equal to the actual cost of fees paid to the Fund’s sub-advisers. They also considered the Investment Adviser’s undertaking to limit each Fund’s “other expenses” rate (excluding certain expenses) to a specified level. In addition, the Trustees noted that shareholders are able to redeem their Fund shares at any time if shareholders believe that the Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

The Investment Adviser’s Profitability

The Trustees reviewed each Fund’s contribution to the Investment Adviser’s revenues and pre-tax profit margins. In this regard the Trustees noted that they had received, among other things, profitability analyses and summaries, revenue and expense schedules by Fund and by function (i.e., investment management, transfer agency and distribution and service), and information on the Investment Adviser’s expense allocation methodology. They observed that the profitability and expense figures are substantially similar to those used by the Investment Adviser for many internal purposes, including compensation decisions among various business groups, and are thus subject to a vigorous internal debate about how certain revenue and expenses should be allocated. The Trustees also noted that the internal audit group within the Goldman Sachs organization periodically audits the expense allocation methodology and that the internal audit group was satisfied with the reasonableness, consistency, and accuracy of the Investment Adviser’s expense allocation methodology. Profitability data for each Fund was provided for 2020 and 2019, and the Trustees considered this information in relation to the Investment Adviser’s overall profitability.

Economies of Scale

The Trustees considered the information that had been provided regarding whether there have been economies of scale with respect to the management of the Funds. The Trustees also considered that the Funds are offered to the Investment Adviser’s institutional clients as part of an investment model whereby the Funds and other funds act as core “building blocks” with which the client and the Investment Adviser form an investment strategy for the client’s portfolio. The Trustees considered the Investment Adviser’s representations that its clients benefit from this investment model with increased liquidity, increased investment oversight, access to new investment strategies, economies of scale, and reduced complexity in managing client portfolios. The Trustees noted that, pursuant to the model, clients pay a management fee for the Investment Adviser’s management of their accounts, and that the fund-level management fees in excess of the weighted average sub-advisory fees are waived in order to avoid charging two layers of management fees. The Trustees also considered the breakpoints in the fee rate payable under the Management Agreement for each of the Funds at the following annual percentage rates of the average daily net assets of the Funds:

Average Daily Net Assets	Goldman Sachs Multi- Manager Global Equity Fund	Goldman Sachs Multi- Manager Non-Core Fixed Income Fund	Goldman Sachs Multi- Manager Real Assets Strategy Fund

First $1 billion	1.03%	0.85%	1.00%

Next $1 billion	0.93%	0.85%	0.90%

Next $3 billion	0.89%	0.77%	0.86%

Next $3 billion	0.87%	0.73%	0.84%

Over $8 billion	0.84%	0.71%	0.82%

The Trustees noted that the breakpoints were designed to share potential economies of scale, if any, with the Funds and their shareholders as assets under management reach those asset levels. The Trustees considered the amounts of assets in the Funds; the Funds’ recent share purchase and redemption activity; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and their realized profits (if any); information comparing fee rates charged by the Investment Adviser with fee rates charged to other funds in the peer groups; and the Investment Adviser’s undertakings to waive a portion of its management fee and to limit certain expenses of the Funds that exceed specified levels. The Trustees also considered the relationship between the advisory and sub-advisory fee rate schedules. Upon reviewing these matters

GOLDMAN SACHS STRATEGIC MULTI-ASSET CLASS FUNDS

Statement Regarding Basis for Approval of Management Agreement and Sub-Advisory Agreements (Unaudited) (continued)

at the Annual Meeting, the Trustees concluded that the fee breakpoints represented a means of assuring that benefits of scalability, if any, would be passed along to shareholders at the specified asset levels.

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationships with the Funds, including: (a) transfer agency fees received by Goldman Sachs & Co. LLC (“Goldman Sachs”); (b) brokerage and futures commissions earned by Goldman Sachs for executing securities transactions (in its capacity as clearing broker) and futures transactions on behalf of the Funds; (c) the Investment Adviser’s ability to leverage the infrastructure designed to service the Funds on behalf of the Investment Adviser’s other clients; (d) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (e) the Investment Adviser’s ability to negotiate better pricing with the Funds’ custodian on behalf of its other clients, as a result of the relationship with the Funds; (f) the investment of cash and cash collateral in money market funds managed by the Investment Adviser that will result in increased assets under management for those money market funds; (g) the investment in exchange-traded funds (“ETFs”) managed by the Investment Adviser that will result in increased assets under management for those ETFs and may facilitate the development of the Investment Adviser’s ETF advisory business; and (h) the possibility that the working relationship between the Investment Adviser and the Funds’ third-party service providers (including the Sub-Advisers) may cause those service providers to be more likely to do business with other areas of Goldman Sachs. In the course of considering the foregoing, the Independent Trustees requested and received further information quantifying certain of these fall-out benefits.

Other Benefits to the Funds and Their Shareholders

The Trustees also noted that the Funds receive certain other potential benefits as a result of their relationship with the Investment Adviser, including: (a) enhanced servicing from vendors due to the volume of business generated by the Investment Adviser and its affiliates; (b) the advantages received from the Investment Adviser’s knowledge and experience gained from managing other accounts and products; (c) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Funds because of the reputation of the Goldman Sachs organization; (d) the Funds’ access, through the Investment Adviser, to certain firm-wide resources (e.g., proprietary risk management systems and databases), subject to certain restrictions; (e) the Funds’ ability to aggregate assets managed by certain sub-advisers with those of other clients of the Investment Adviser for purposes of applying breakpoints in a sub-advisory agreement; and (f) access to certain affiliated distribution channels.

Conclusion

In connection with their consideration of the Management Agreement, the Trustees gave weight to various factors, but did not identify any particular factor as controlling their decision. After deliberation and consideration of the information provided, including the factors described above, the Trustees, including the Independent Trustees, unanimously concluded, in the exercise of their business judgment, that the investment management fees paid by each Fund were reasonable in light of the factors considered, and that the Management Agreement, and the terms thereof, should be approved and continued with respect to each Fund until August 31, 2022.

Designated Sub-Advisory Agreements

Nature, Extent, and Quality of the Services Provided Under the Designated Sub-Advisory Agreements and Performance

In evaluating the Designated Sub-Advisory Agreements, the Trustees relied upon materials furnished and presentations made by the Investment Adviser and the Designated Sub-Advisers. In evaluating the nature, extent, and quality of services provided by each Designated Sub-Adviser, the Trustees considered information on the services provided to the Funds by their respective Designated Sub-Advisers, including information about each Designated Sub-Adviser’s (a) personnel and compensation structure; (b) track record in managing the Fund and, if applicable, other funds and/or accounts with investment strategies similar to those employed on behalf of the Funds; (c) policies and procedures in place to address potential conflicts of interest; and (d) compliance program and code of ethics. In this regard, they also considered assessments provided by the Investment Adviser of each Designated Sub-Adviser, the Designated Sub-Adviser’s investment strategies and personnel, and its compliance program. The Trustees also considered information regarding each Designated Sub-Adviser’s business continuity planning and remote operations in the current environment. The Trustees also reviewed the operations and investment performance of each Designated Sub-Adviser’s respective sleeve of the applicable Fund since its inception, including a comparison of each Designated Sub-Adviser to relevant benchmark indices based on various metrics, including realized beta, excess return, alpha, and volatility.

GOLDMAN SACHS STRATEGIC MULTI-ASSET CLASS FUNDS

Statement Regarding Basis for Approval of Management Agreement and Sub-Advisory Agreements (Unaudited) (continued)

Costs of Services Provided

The Trustees reviewed the terms of each Designated Sub-Advisory Agreement, including the schedule of fees payable to the Designated Sub-Advisers. They considered any breakpoints in the sub-advisory fee rate payable under each Designated Sub-Advisory Agreement. The Trustees noted that the compensation paid to each Designated Sub-Adviser is paid by the Investment Adviser, not by the Funds. The Trustees considered that certain Designated Sub-Advisers had agreed to reduce their sub-advisory fee rate, which benefited shareholders of the applicable Funds in light of the existing management fee waiver arrangement. The Trustees reviewed the blended average of all sub-advisory fees paid by the Investment Adviser with respect to each Fund in light of the overall management fee paid by each Fund. They also considered the Investment Adviser’s undertaking to waive a portion of its management fee which is in excess of the weighted average of each Fund’s sub-advisory fees.

Conclusion

In connection with their consideration of the Designated Sub-Advisory Agreements, the Trustees gave weight to various factors, but did not identify any particular factor as controlling their decision. After deliberation and consideration of the information provided, including the factors described above, the Trustees, including the Independent Trustees, unanimously concluded, in the exercise of their business judgment, that the sub-advisory fees paid by the Investment Adviser to each Designated Sub-Adviser were reasonable in light of the factors considered, and that each Designated Sub-Advisory Agreement should be approved and continued until August 31, 2022.

Background

The Goldman Sachs Multi-Manager Non-Core Fixed Income Fund (the “Fund”) is an investment portfolio of Goldman Sachs Trust II (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Fund at regularly scheduled meetings held throughout the year. The Fund employs a “manager of managers” structure, whereby Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) is responsible for selecting sub-advisers (subject to Board approval), allocating the assets of the Fund among them, and overseeing their day-to-day management of Fund assets.

Upon the recommendation of the Investment Adviser, at a meeting held on August 10-11, 2021, the Trustees present, including those Trustees who are not “interested persons” as defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”), approved a sub-advisory agreement (the “Sub-Advisory Agreement”) between the Investment Adviser and BlueBay Asset Management USA LLC (the “Sub-Adviser”) on behalf of the Fund. In connection with their evaluation of the Sub-Advisory Agreement, the Trustees received written materials and oral presentations prepared by the Investment Adviser and the Sub-Adviser on the topics covered, and were advised by their independent legal counsel. In addition, the Trustees received information prepared by the Sub-Adviser in a written response to a formal request from the Investment Adviser.

Nature, Extent, and Quality of the Services to be Provided Under the Sub-Advisory Agreement

In evaluating the Sub-Advisory Agreement, the Trustees relied on the information provided by the Investment Adviser and the Sub-Adviser. In evaluating the Sub-Advisory Agreement between the Investment Adviser and the Sub-Adviser with respect to the Fund, the Trustees present relied on the information provided by the Investment Adviser and the Sub-Adviser. In evaluating the nature, extent and quality of services to be provided by the Sub-Adviser, the Trustees considered information about the Sub-Adviser’s (a) personnel and compensation structure; (b) track record in managing other funds and accounts with investment strategies similar to those to be employed on behalf of the Fund; (c) policies and procedures in place to address potential conflicts of interest; and (d) compliance program and code of ethics. In this regard, they considered assessments provided by the Investment Adviser of the Sub-Adviser, the Sub-Adviser’s investment strategies and personnel, and its compliance program. The Trustees considered that the Sub-Adviser currently manages other assets for the Investment Adviser’s clients. They also noted that the Sub-Adviser’s affiliate, BlueBay Asset Management LLP, currently manages assets for the Fund, and BlueBay USA would be engaged to co-manage these assets.

Costs of Services to be Provided

The Trustees reviewed the terms of the Sub-Advisory Agreement and the proposed fee schedule. They noted that the compensation paid to the Sub-Adviser would be paid by the Investment Adviser, not by the Fund. They also noted that the terms of the Sub-Advisory Agreement were the result of arms’ length negotiations between the Investment Adviser and the Sub-Adviser. The Trustees reviewed the anticipated blended average of all sub-advisory fees to be paid by the Investment Adviser with respect to the Fund. The Trustees considered the Investment Adviser’s undertaking to waive the portion of its management fee which is in

GOLDMAN SACHS STRATEGIC MULTI-ASSET CLASS FUNDS

Statement Regarding Basis for Approval of Management Agreement and Sub-Advisory Agreements (Unaudited) (continued)

excess of the weighted average of the Fund’s sub-advisory fees. They considered that the Sub-Advisory Agreement will not change the costs incurred by the Fund.

Conclusion

In connection with their consideration of the Sub-Advisory Agreement, the Trustees gave weight to various factors, but did not identify any particular factor as controlling their decision. After deliberation and consideration of the information provided, including the factors described above, the Trustees present, including the Independent Trustees, unanimously concluded, in the exercise of their business judgment, that the sub-advisory fees to be paid by the Investment Adviser to the Sub-Adviser were reasonable in light of the factors considered, and that the Sub-Advisory Agreement, and the terms thereof, should be approved.

GOLDMAN SACHS STRATEGIC MULTI-ASSET CLASS FUNDS

Trustees and Officers (Unaudited)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

Cheryl K. Beebe Age: 65	Chair of the Board of Trustees	Since 2017 (Trustee since 2015)	Ms. Beebe is retired. She is Director, Packaging Corporation of America (2008-Present); Director, The Mosaic Company (2019-Present); Director, HanesBrands Inc. (2020-Present); and was formerly Director, Convergys Corporation (a global leader in customer experience outsourcing) (2015-2018); and formerly held the position of Executive Vice President, (2010-2014); and Chief Financial Officer, Ingredion, Inc. (a leading global ingredient solutions company) (2004-2014). Chair of the Board of Trustees — Goldman Sachs Trust II.	18	Packaging Corporation of America (producer of container board); The Mosaic Company (producer of phosphate and potash fertilizer); HanesBrands Inc. (a multinational clothing company)

Lawrence Hughes Age: 63	Trustee	Since 2016	Mr. Hughes is retired. Formerly, he held senior management positions with BNY Mellon Wealth Management, a division of The Bank of New York Mellon Corporation (a financial services company) (1991-2015), most recently as Chief Executive Officer (2010-2015). He serves as a Member of the Board of Directors, (2012-Present) and formerly served as Chairman (2012-2019), Ellis Memorial and Eldredge House (a not-for-profit organization). Previously, Mr. Hughes served as an Advisory Board Member of Goldman Sachs Trust II (February 2016-April 2016). Trustee — Goldman Sachs Trust II.	18	None

John F. Killian Age: 66	Trustee	Since 2015	Mr. Killian is retired. He is Director, Consolidated Edison, Inc. (2007-Present); Director, Houghton Mifflin Harcourt Publishing Company (2011-Present); and formerly held senior management positions with Verizon Communications, Inc., including Executive Vice President and Chief Financial Officer (2009-2010); and President, Verizon Business, Verizon Communications, Inc. (2005-2009). Trustee — Goldman Sachs Trust II.	18	Consolidated Edison, Inc. (a utility holding company); Houghton Mifflin Harcourt Publishing Company

Steven D. Krichmar Age: 63	Trustee	Since 2018	Mr. Krichmar is retired. Formerly, he held senior management and governance positions with Putnam Investments, LLC, a financial services company (2001-2016). He was most recently Chief of Operations and a member of the Operating Committee of Putnam Investments, LLC and Principal Financial Officer of The Putnam Funds. Previously, Mr. Krichmar served as an Audit Partner with PricewaterhouseCoopers LLP and its predecessor company (1990-2001). Trustee — Goldman Sachs Trust II.	18	None

GOLDMAN SACHS STRATEGIC MULTI-ASSET CLASS FUNDS

Trustees and Officers (Unaudited) (continued)

Interested Trustee*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

James A. McNamara Age: 59	President and Trustee	Since 2012	Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998). President and Trustee — Goldman Sachs Trust II; Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.	168	None

*	Mr. McNamara is considered to be an “Interested Trustee” because he holds positions with Goldman Sachs and owns securities issued by The Goldman Sachs Group, Inc. He holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus. Information is provided as of October 31, 2021.
[2]	Subject to such policies as may be adopted by the Board from time-to-time, each Trustee holds office for an indefinite term, until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board or shareholders, in accordance with the Trust’s Declaration of Trust; or (c) the termination of the Trust. The Board has adopted policies which provide that (a) no Trustee shall hold office for more than 15 years and (b) a Trustee shall retire as of December 31st of the calendar year in which he or she reaches his or her 74th birthday, unless a waiver of such requirements shall have been adopted by a majority of the other Trustees. These policies may be changed by the Trustees without shareholder vote.
[3]	The Goldman Sachs Fund Complex includes certain other companies listed above for each respective Trustee. As of October 31, 2021, Goldman Sachs Trust II consisted of 18 portfolios (16 of which offered shares to the public); Goldman Sachs Trust consisted of 92 portfolios (90 of which offered shares to the public); Goldman Sachs Variable Insurance Trust consisted of 17 portfolios (13 of which offered shares to the public); Goldman Sachs ETF Trust consisted of 38 portfolios (21 of which offered shares to the public); and Goldman Sachs MLP and Energy Renaissance Fund, Goldman Sachs Credit Income Fund and Goldman Sachs Real Estate Diversified Income Fund each consisted of one portfolio. Goldman Sachs Credit Income Fund did not offer shares to the public.
[4]	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-526-7384.

GOLDMAN SACHS STRATEGIC MULTI-ASSET CLASS FUNDS

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years

James A. McNamara 200 West Street New York, NY 10282 Age: 59	Trustee and President	Since 2012

Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President and Trustee — Goldman Sachs Trust II; Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Caroline L. Kraus 200 West Street New York, NY 10282 Age: 44	Secretary	Since 2012

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (August 2006-December 2015); Senior Counsel, Goldman Sachs (January 2020–Present); Associate General Counsel, Goldman Sachs (2012-December 2019); Assistant General Counsel, Goldman Sachs (August 2006-December 2011); and Associate, Weil, Gotshal & Manges, LLP (2002-2006).

Secretary — Goldman Sachs Trust II; Goldman Sachs Trust (previously Assistant Secretary (2012)); Goldman Sachs Variable Insurance Trust (previously Assistant Secretary (2012)); Goldman Sachs BDC, Inc.; Goldman Sachs Private Middle Market Credit LLC; Goldman Sachs Private Middle Market Credit II LLC; Goldman Sachs Middle Market Lending Corp.; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Joseph F. DiMaria 30 Hudson Street Jersey City, NJ 07302 Age: 53	Treasurer, Principal Financial Officer and Principal Accounting Officer	Since 2017 (Treasurer and Principal Financial Officer Since 2019)

Managing Director, Goldman Sachs (November 2015-Present) and Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC (May 2010-October 2015).

Treasurer, Principal Financial Officer and Principal Accounting Officer — Goldman Sachs Trust II (previously Assistant Treasurer (2017)); Goldman Sachs Trust (previously Assistant Treasurer (2016)); Goldman Sachs Variable Insurance Trust (previously Assistant Treasurer (2016)); Goldman Sachs MLP and Energy Renaissance Fund (previously Assistant Treasurer (2017)); Goldman Sachs ETF Trust (previously Assistant Treasurer (2017)); Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-526-7384.
[1]	Information is provided as of October 31, 2021.
[2]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

Goldman Sachs Trust II — Strategic Multi-Asset Class Funds — Tax Information (Unaudited)

For the year ended October 31, 2021, 41.37% and 17.70% of the dividends paid from net investment company taxable income by the Multi-Manager Global Equity, and Multi-Manager Real Assets Strategy Funds, respectively, qualify for the dividends received deduction available to corporations.

For the year ended October 31, 2021, 33.75% of the dividend paid from net investment company taxable income by the Multi-Manager Real Assets Strategy Funds, qualifies as section 199A dividends.

For the year ended October 31, 2021, 100% and 42.86% of the dividends paid from net investment company taxable income by the Multi-Manager Global Equity and Multi-Manager Real Assets Strategy Funds, respectively, qualify for the reduced tax rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

Pursuant to Section 852 of the Internal Revenue Code, the Multi-Manager Global Equity fund designates $6,837,290, or if different, the maximum amount allowable, as capital gain dividends paid during the fiscal year ended October 31, 2021.

For the year ended October 31, 2021, the Multi-Manager Non-Core Fixed Income designates 100% of the dividends paid from net investment company taxable income as section 163(j) Interest Dividends.

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Asset Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $2.14 trillion in assets under supervision as of September 30, 2021, Goldman Sachs Asset Management has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. Goldman Sachs Asset Management leverages the resources of Goldman Sachs & Co. LLC subject to legal, internal and regulatory restrictions.

Money Market

Financial Square FundsSM

∎	Financial Square Treasury Solutions Fund[1]
∎	Financial Square Government Fund[1]
∎	Financial Square Money Market Fund[2]
∎	Financial Square Prime Obligations Fund[2]
∎	Financial Square Treasury Instruments Fund[1]
∎	Financial Square Treasury Obligations Fund[1]
∎	Financial Square Federal Instruments Fund[1]

Investor FundsSM

∎	Investor Money Market Fund[3]
∎	Investor Tax-Exempt Money Market Fund[3]

Fixed Income

Short Duration and Government

∎	Enhanced Income Fund
∎	High Quality Floating Rate Fund
∎	Short-Term Conservative Income Fund
∎	Short Duration Government Fund
∎	Short Duration Bond Fund[4]
∎	Government Income Fund
∎	Inflation Protected Securities Fund

Multi-Sector

∎	Bond Fund
∎	Core Fixed Income Fund
∎	Global Core Fixed Income Fund
∎	Strategic Income Fund
∎	Income Fund

Municipal and Tax-Free

∎	High Yield Municipal Fund
∎	Dynamic Municipal Income Fund
∎	Municipal Income Completion Fund
∎	Short Duration Tax-Free Fund

Single Sector

∎	Investment Grade Credit Fund
∎	U.S. Mortgages Fund
∎	High Yield Fund
∎	High Yield Floating Rate Fund
∎	Emerging Markets Debt Fund
∎	Local Emerging Markets Debt Fund

Fixed Income Alternatives

∎	Long Short Credit Strategies Fund

Fundamental Equity

∎	Equity Income Fund
∎	Small Cap Growth Fund
∎	Small Cap Value Fund
∎	Small/Mid Cap Value Fund
∎	Mid Cap Value Fund
∎	Large Cap Value Fund
∎	Focused Value Fund
∎	Capital Growth Fund
∎	Strategic Growth Fund
∎	Small/Mid Cap Growth Fund
∎	Flexible Cap Fund
∎	Concentrated Growth Fund
∎	Technology Opportunities Fund
∎	Growth Opportunities Fund
∎	Rising Dividend Growth Fund
∎	U.S. Equity ESG Fund
∎	Income Builder Fund

Tax-Advantaged Equity

∎	U.S. Tax-Managed Equity Fund
∎	International Tax-Managed Equity Fund
∎	U.S. Equity Dividend and Premium Fund
∎	International Equity Dividend and Premium Fund

Equity Insights

∎	Small Cap Equity Insights Fund
∎	U.S. Equity Insights Fund
∎	Small Cap Growth Insights Fund
∎	Large Cap Growth Insights Fund
∎	Large Cap Value Insights Fund
∎	Small Cap Value Insights Fund
∎	International Small Cap Insights Fund
∎	International Equity Insights Fund
∎	Emerging Markets Equity Insights Fund

Fundamental Equity International

∎	International Equity Income Fund
∎	International Equity ESG Fund
∎	China Equity Fund
∎	Emerging Markets Equity Fund
∎	ESG Emerging Markets Equity Fund

Alternative

∎	Real Estate Securities Fund
∎	International Real Estate Securities Fund
∎	Commodity Strategy Fund
∎	Global Real Estate Securities Fund
∎	Alternative Premia Fund
∎	Absolute Return Tracker Fund
∎	Managed Futures Strategy Fund
∎	MLP Energy Infrastructure Fund
∎	Energy Infrastructure Fund
∎	Multi-Manager Alternatives Fund
∎	Global Infrastructure Fund
∎	Clean Energy Income Fund
∎	Defensive Equity Fund

Total Portfolio Solutions

∎	Global Managed Beta Fund
∎	Multi-Manager Non-Core Fixed Income Fund
∎	Multi-Manager Global Equity Fund
∎	Multi-Manager International Equity Fund
∎	Tactical Tilt Overlay Fund
∎	Balanced Strategy Portfolio
∎	Multi-Manager U.S. Small Cap Equity Fund
∎	Multi-Manager Real Assets Strategy Fund
∎	Growth and Income Strategy Portfolio
∎	Growth Strategy Portfolio
∎	Dynamic Global Equity Fund
∎	Satellite Strategies Portfolio
∎	Enhanced Dividend Global Equity Portfolio
∎	Tax-Advantaged Global Equity Portfolio
∎	Strategic Factor Allocation Fund
∎	Strategic Volatility Premium Fund
∎	Target Date Retirement Portfolio
∎	Target Date 2025 Portfolio
∎	Target Date 2030 Portfolio
∎	Target Date 2035 Portfolio
∎	Target Date 2040 Portfolio
∎	Target Date 2045 Portfolio
∎	Target Date 2050 Portfolio
∎	Target Date 2055 Portfolio
∎	Target Date 2060 Portfolio
∎	GQG Partners International Opportunities Fund

[1]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[2]	You could lose money by investing in the Fund. Because the share price of the Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[3]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[4]	Effective after the close of business on July 29, 2021, the Goldman Sachs Short Duration Income Fund was renamed the Goldman Sachs Short Duration Bond Fund.
*	This list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn about our closed-end funds and exchange-traded funds.

TRUSTEES Cheryl K. Beebe, Chair Lawrence Hughes Linda A. Lang* Michael Latham* John F. Killian Steven D. Krichmar Lawrence W. Stranghoener* James A. McNamara *Effective December 3, 2021.	OFFICERS James A. McNamara, President Joseph F. DiMaria, Principal Financial Officer, Principal Accounting Officer and Treasurer Caroline L. Kraus, Secretary

GOLDMAN SACHS & CO. LLC Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P., 200 West Street, New York, New York 10282

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 are available (I) without charge, upon request by calling 1-800-621-2550; and (II) on the Securities and Exchange Commission (’’SEC’’) web site at http://www.sec.gov.

The Funds will file portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be made available on the SEC’s web site at http://www.sec.gov. Portfolio holdings information may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Goldman Sachs & Co. LLC (‘‘Goldman Sachs’’) does not provide legal, tax or accounting advice. Any statement contained in this communication (including any attachments) concerning U.S. tax matters was not intended or written to be used, and cannot be used, for the purpose of avoiding penalties under the Internal Revenue Code, and was written to support the promotion or marketing of the transaction(s) or matter(s) addressed. Clients of Goldman Sachs should obtain their own independent tax advice based on their particular circumstances.

Economic and market forecasts presented herein reflect our judgment as of the date of this presentation and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only. The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk. Diversification does not protect an investor from market risk and does not ensure a profit. Past correlations are not indicative of future correlations, which may vary.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider the Funds’ objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about each Fund and may be obtained from your authorized dealer or from Goldman Sachs & Co. LLC by calling 1-800-621-2550.

© 2021 Goldman Sachs. All rights reserved. 263329-OTU-1529194 SMACAR-21

ITEM 2.	CODE OF ETHICS.

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(b) Not applicable.

(c) During the period covered by this report, no amendments were made to the provisions of the Code of Ethics.

(d) During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from any provision of the Code of Ethics.

(e) Not applicable.

(f) A copy of the Code of Ethics is available as provided in Item 13(a)(1) of this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s board of trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. John F. Killian is the “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Table 1 — Items 4(a) - 4(d). The accountant fees below reflect the aggregate fees billed by the Funds of the Goldman Sachs Trust II to which this certified shareholder report relates.

	2021	2020	Description of Services Rendered

Audit Fees:

• PricewaterhouseCoopers LLP (“PwC”)	$158,900	$571,085	Financial Statement audits.

Audit-Related Fees:

• PwC	$33,496	$41,388	Other attest services.

Tax Fees:

• PwC	$0	$0

Table 2 — Items 4(b)(c) & (d). Non-Audit Services to the Goldman Sachs Trust II’s service affiliates* that were pre-approved by the Audit Committee of the Goldman Sachs Trust II pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

	2021	2020	Description of Services Rendered

Audit-Related Fees:

• PwC	$1,906,448	$2,001,446	Internal control review performed in accordance with Statement on Standards for Attestation Engagements No. 16 and semi-annual updates relating to withholding tax accrual for non-US jurisdictions. These fees are borne by the Funds’ Adviser.

*

These include the advisor (excluding sub-advisors) and any entity controlling, controlled by or under common control with the advisor that provides ongoing services to the registrant (hereinafter referred to as “service affiliates”).

Item 4(e)(1) — Audit Committee Pre-Approval Policies and Procedures

Pre-Approval of Audit and Non-Audit Services Provided to the Funds of the Goldman Sachs Trust II. The Audit and Non-Audit Services Pre-Approval Policy (the “Policy”) adopted by the Audit Committee of Goldman Sachs Trust II (“GST II”) sets forth the procedures and the conditions pursuant to which services performed by an independent auditor for GST II may be pre-approved. Services may be pre-approved specifically by the Audit Committee as a whole or, in certain circumstances, by the Audit Committee Chairman or the person designated as the Audit Committee Financial Expert. In addition, subject to specified cost limitations, certain services may be pre-approved under the provisions of the Policy. The Policy provides that the Audit Committee will consider whether the services provided by an independent auditor are consistent with the Securities and Exchange Commission’s rules on auditor independence. The Policy provides for periodic review and pre-approval by the Audit Committee of the services that may be provided by the independent auditor.

De Minimis Waiver. The pre-approval requirements of the Policy may be waived with respect to the provision of non-audit services that are permissible for an independent auditor to perform, provided (1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues subject to pre-approval that was paid to the independent auditors during the fiscal year in which the services are provided; (2) such services were not recognized by GST II at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee, pursuant to the pre-approval provisions of the Policy.

Pre-Approval of Non-Audit Services Provided to GST’s Investment Advisers. The Policy provides that, in addition to requiring pre-approval of audit and non-audit services provided to GST II, the Audit Committee will pre-approve those non-audit services provided to GST II’s investment advisers (and entities controlling, controlled by or under common control with the investment advisers that provide ongoing services to GST II) where the engagement relates directly to the operations or financial reporting of GST II.

Item 4(e)(2) – 0% of the audit-related fees, tax fees and other fees listed in Table 1 were approved by GST II’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X. In addition, 0% of the non-audit services to the GST II’s service affiliates listed in Table 2 were approved by GST II’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

Item 4(f) – Not applicable.

Item 4(g) Aggregate Non-Audit Fees Disclosure

The aggregate non-audit fees billed to GST II by PwC for the twelve months ended October 31, 2021 and October 31, 2020 were $33,496 and $41,338, respectively. The aggregate non-audit fees billed to GST II’s adviser and service affiliates by PwC for the twelve months ended December 31, 2020 and December 31, 2019 were approximately $14.5 million and $14.7 million, respectively. The figures for these entities are not yet available for the twelve months ended December 31, 2021. With regard to the aggregate non-audit fees billed to GST II’s adviser and service affiliates, the 2020 and 2019 amounts include fees for non-audit services required to be pre-approved [see Table 2] and fees for non-audit services that did not require pre-approval since they did not directly relate to GST II’s operations or financial reporting.

Item 4(h) — GST II’s Audit Committee has considered whether the provision of non-audit services to GST II’s investment adviser and service affiliates that did not require pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the auditors’ independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.	EXHIBITS.

(a)(1)	Goldman Sachs Trust II’s Code of Ethics for Principal Executive and Senior Financial Officers is incorporated by reference to Exhibit 13(a)(1) of the registrant’s Form N-CSR filed on November 4, 2021 for its Target Date Portfolios.

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(a)(3)	Not applicable to open-end investment companies.

(a)(4)	There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs Trust II

By:	/s/ James A. McNamara

James A. McNamara
President/Chief Executive Officer
Goldman Sachs Trust II

Date:	January 3, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James A. McNamara

James A. McNamara
President/Chief Executive Officer
Goldman Sachs Trust II

Date:	January 3, 2022

By:	/s/ Joseph F. DiMaria

Joseph F. DiMaria
Principal Financial Officer
Goldman Sachs Trust II

Date:	January 3, 2022